                                                               File Nos. 2-86008
                                                                        811-3828

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-1A

        REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933         [X]

                Pre-Effective Amendment No. __                          [ ]


                Post-Effective Amendment No. 41                         [X]


        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                Amendment No. 40                                        [X]


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                      SELIGMAN MUNICIPAL FUND SERIES, INC.
               (Exact name of registrant as specified in charter)

--------------------------------------------------------------------------------

                    100 PARK AVENUE, NEW YORK, NEW YORK 10017
                    (Address of principal executive offices)

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                 Registrant's Telephone Number: 212-850-1864 or
                             Toll-Free: 800-221-2450

--------------------------------------------------------------------------------

                          LAWRENCE P. VOGEL, Treasurer
                                 100 Park Avenue
                            New York, New York 10017
                     (Name and address of agent for service)

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              It is proposed that this filing will become effective
                          (check the appropriate box).


[ ] immediately upon filing pursuant to paragraph (b)     [ ] on _____________ pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (b)                   [X] 60 days after filing pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)     [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                                                     PROSPECTUS

                                                               February 1, 2005

Seligman
Municipal Funds
          Seeking Income Exempt From Regular Income Tax

.. Seligman Municipal Fund Series, Inc.

.. Seligman Municipal Series Trust

.. Seligman New Jersey Municipal Fund, Inc.

.. Seligman Pennsylvania Municipal Fund Series
The Securities and Exchange Commission has neither approved nor disapproved these Funds, and it has not determined this Prospectus to be accurate or adequate. Any representation to the contrary is a criminal offense.

An investment in these Funds or any other fund cannot provide a complete investment program. The suitability of an investment in a Fund should be evaluated based on the investment objective, strategies and risks described in this Prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals, and time horizons. We recommend that you consult your financial advisor to determine if one or more of these Funds is suitable for you.


MUNI-1 2/2005

                                  managed by

                                  [LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED
                               ESTABLISHED 1864

Table of Contents

THE FUNDS
A discussion of the investment strategies, risks, performance and expenses of the Funds.
      Overview of the Funds.............................................................   1
      National Fund.....................................................................   4
      California High-Yield Fund........................................................   7
      California Quality Fund...........................................................  10
      Colorado Fund.....................................................................  13
      Florida Fund......................................................................  16
      Georgia Fund......................................................................  19
      Louisiana Fund....................................................................  22
      Maryland Fund.....................................................................  25
      Massachusetts Fund................................................................  28
      Michigan Fund.....................................................................  31
      Minnesota Fund....................................................................  34
      Missouri Fund.....................................................................  37
      New Jersey Fund...................................................................  40
      New York Fund.....................................................................  43
      North Carolina Fund...............................................................  46
      Ohio Fund.........................................................................  49
      Oregon Fund.......................................................................  52
      Pennsylvania Fund.................................................................  55
      South Carolina Fund...............................................................  58
      Management of the Funds...........................................................  61
SHAREHOLDER INFORMATION
      Deciding Which Class of Shares to Buy.............................................  65
      Pricing of Fund Shares............................................................  69
      Opening Your Account..............................................................  70
      How to Buy Additional Shares......................................................  70
      How to Exchange Shares Among the Seligman Mutual Funds............................  71
      How to Sell Shares................................................................  71
      Important Policies That May Affect Your Account...................................  73
      Dividends and Capital Gain Distributions..........................................  74
      Frequent Trading of Fund Shares...................................................  75
      Taxes.............................................................................  76
FINANCIAL HIGHLIGHTS....................................................................  77
HOW TO CONTACT US....................................................................... 106
FOR MORE INFORMATION............................................................. back cover

The Funds

Overview of the Funds

This Prospectus contains information about four separate funds, which together offer 19 investment options:

Seligman Municipal Fund Series, Inc. offers the following 13 Funds:

NATIONAL FUND              MINNESOTA FUND
COLORADO FUND              MISSOURI FUND
GEORGIA FUND               NEW YORK FUND
LOUISIANA FUND             OHIO FUND
MARYLAND FUND              OREGON FUND
MASSACHUSETTS FUND         SOUTH CAROLINA FUND
MICHIGAN FUND

Seligman Municipal Series Trust offers the following four Funds:

CALIFORNIA HIGH-YIELD FUND FLORIDA FUND
CALIFORNIA QUALITY FUND    NORTH CAROLINA FUND

Seligman New Jersey Municipal Fund, Inc. (NEW JERSEY FUND)

Seligman Pennsylvania Municipal Fund Series (PENNSYLVANIA FUND)

INVESTMENT OBJECTIVES

Each Fund has its own investment objective. You should read the discussion of a particular Fund, in addition to the information below, before making an investment decision about that Fund.

The Seligman Municipal Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local personal income taxes.

The Funds are managed for total return, which means, in addition to income considerations, the Funds (except the Pennsylvania Fund) look to enhance portfolio returns by pursuing opportunities for capital appreciation. The Pennsylvania Fund does not pursue capital appreciation as one of its objectives. At all times, safety of principal is a primary concern of all of the Funds. However, there is no guarantee that the Funds will achieve their objectives.

PRINCIPAL INVESTMENT STRATEGIES

Each Fund also has its own investment strategies and risks.


Each Fund normally invests at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state. This principal investment strategy is fundamental and may be changed only with shareholder approval. Income may be subject to the federal alternative minimum tax and, where applicable, state alternative minimum tax. Capital gain distributions are subject to federal, state and local taxes.




  ALTERNATIVE MINIMUM TAX ("AMT"):


  A tax imposed on certain types of income to ensure that all taxpayers pay at least a minimum amount of taxes.


Municipal securities are issued by state and local governments, their agencies and authorities, as well as territories and possessions of the United States, and the District of Columbia. Municipal securities are issued to obtain funds to finance various public or private projects, to meet general expenses, and to refinance outstanding debt.

The Funds use a top-down method of selecting securities to purchase. This means the investment manager analyzes the current interest rate environment and trends in the municipal market to formulate investment strategies before selecting individual securities for each Fund. The investment manager determines the appropriate cash positions, quality parameters, market sectors, and bond duration, and then uses in-depth credit analysis to evaluate individual securities considered for purchase.

Portfolio holdings are continually monitored to identify securities which should be sold as a result of a deterioration in credit quality. A Fund may also sell a security when there is a better investment opportunity available in the market.

The Funds (except the California High-Yield Fund) will purchase only investment-grade municipal securities, defined as those issues rated in the four highest rating categories by independent rating agencies at the time of purchase. The Funds may also purchase non-rated securities if, based on credit analysis, the investment manager believes that they are of comparable quality to investment-grade securities.

Under normal market conditions, the Funds will invest in longer maturity bonds (typically, bonds with maturities in excess of ten years). However, a Fund may shorten or lengthen maturities to achieve its objective.

A Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal strategies in seeking to minimize extreme volatility caused by adverse market, economic, or other conditions. This could prevent that Fund from achieving its objective.


A Fund's investment objective may be changed only with shareholder approval. Except as otherwise noted, the principal investment strategies may be changed without shareholder approval. Any changes to these strategies, however, must be approved by the Fund's Board of Directors. Shareholders will be provided with at least 60 days prior written notice of any change to the "80%" investment policy described in the second paragraph under "Principal Investment Strategies."


PRINCIPAL RISKS

Below is a description of investment risks that apply to the Funds. More specific risks that apply to individual Funds are included in the individual Fund descriptions in the pages that follow.

The value of your investment in a Fund will fluctuate with fluctuations in the value of the Fund's investment portfolio. You may experience a decline in the value of your investment and you could lose money if you sell your shares at a price lower than you paid for them.

The principal factors that may affect the value of a Fund's portfolio are changes in interest rates and the creditworthiness of a Fund's portfolio holdings, as described below:

Interest rate risk. Changes in market interest rates will affect the value of securities held by a Fund's investment portfolio. Generally, the market value of a municipal bond moves in the opposite direction of interest rates: the market value decreases when interest rates rise and increases when interest rates decline. A Fund's net asset value per share moves in the same direction as the market value of the Fund's securities holdings. Therefore, if interest rates rise, you should expect a Fund's net asset value per share to fall, and if interest rates decline, you should expect a Fund's net asset value to rise.

Additionally, longer maturity bonds, like those held by the Funds, are generally more sensitive to changes in interest rates. Each Fund's strategy of investing in longer maturity bonds could subject its portfolio holdings to a greater degree of market price volatility.

In a declining interest rate environment, portfolio holdings that are close to maturity or are subject to call by the issuer may be disadvantageous to a Fund. Proceeds of matured or called bonds may be reinvested at lower yields, which could affect the level of income a Fund generates.


Credit risk. A municipal bond issue could deteriorate in quality to such an extent that its rating is downgraded or its market value declines relative to comparable municipal securities. Many states and municipalities periodically face budget shortfalls and other problems as a result of economic downturns. The failure to address these problems in a satisfactory manner could affect a state's or municipality's credit quality and result in downgrading or a decline in a security's market value. Credit risk also includes the risk that an issuer of a municipal bond would be unable to make interest and principal payments. Further, revenue bonds held by a Fund may be downgraded or may default on payment if revenues from their underlying facilities decline. If a Fund holds securities that have been downgraded, or that default on payment, its performance could be negatively affected.

The investment manager seeks to minimize the credit risk inherent in municipal securities by performing its own in-depth credit analysis on every municipal security before purchase and by continuing to monitor all securities while they remain in each Fund's portfolio. Each Fund may purchase municipal bonds that are insured as to the payment of principal and interest. However, the Funds view insurance as an enhancement of quality, not as a substitute for it. A Fund will not purchase a bond unless the investment manager approves the underlying credit.

The Funds are also subject to the following risks:

Concentration risk. Each Fund (except the National Fund) invests in municipal securities issued by a single state and its municipalities. Specific events or factors affecting a particular state may have an impact on the municipal securities of that state without affecting the municipal market in general. These factors may include state or local legislation or policy changes, economic factors, natural disasters and the possibility of credit problems. The Funds seek to minimize this risk by diversifying investments within the state. In addition, each Fund is subject to certain investment restrictions limiting the amount of its assets that can be invested in the securities of a single issuer.

Market risk. At times, market conditions could result in a lack of liquidity. The municipal market is an over-the-counter market, which means that the Funds purchase and sell portfolio holdings through municipal bond dealers. A Fund's ability to sell securities held in its portfolio is dependent on the willingness and ability of market participants to provide bids that reflect current market levels. Adverse market conditions could result in a lack of liquidity by reducing the number of ready buyers. Lower-rated securities may be less liquid than higher-rated securities. Further, if certain securities or market sectors represented in a Fund's portfolio do not perform as expected, that Fund's net asset value may decline.

An investment in any of the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


PORTFOLIO HOLDINGS



A description of the Funds' policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' Statement of Additional Information.


PAST PERFORMANCE

Each Fund offers three Classes of shares. The performance information presented for each Fund provides some indication of the risks of investing in that Fund by showing how the performance of Class A shares has varied year to year, as well as how the performance of each Class compares to the Lehman Brothers Municipal Bond Index, a widely-used measure of municipal bond performance. Although each Fund's fiscal year ends on September 30, the performance information is provided on a calendar year basis to assist you in comparing the returns of the Funds with the returns of other mutual funds. How a Fund has performed in the past, before and after taxes, however, is not necessarily an indication of how the Fund will perform in the future. Total returns will vary among each Fund's Classes due to their different fees and expenses.

FEES AND EXPENSES

The fees and expenses table provided for each Fund summarizes the fees and expenses that you may pay as a shareholder of a Fund. Each Class of shares has its own sales charge schedule and is subject to different ongoing fees. Shareholder fees are charged directly to your account. Annual fund operating expenses are deducted from a Fund's assets and are therefore paid indirectly by you and other Fund shareholders.

Accompanying each Fund's fee and expense table is an example intended to help you compare the expenses of investing in that Fund with the expenses of investing in other mutual funds.

DISCUSSIONS OF EACH FUND BEGIN ON PAGE 4.

National Fund
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INVESTMENT OBJECTIVE

The National Fund seeks to maximize income exempt from regular federal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The National Fund uses the following investment strategies to pursue its investment objective:

The National Fund invests at least 80% of its net assets in municipal securities of states, territories, and possessions of the United States, the District of Columbia, and their political subdivisions, agencies, and instrumentalities that are rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In respect of the National Fund's risks, please refer to the "Principal Risks" section on pages 2 and 3 of this Prospectus.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

National Fund
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CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996    1997   1998    1999    2000   2001   2002   2003   2004
 ----    ----   ----    ----   ----    ----    ----   ----   ----   -----  ----
-9.95%  20.10%  3.33%  10.38%  5.66%  -5.24%  12.33%  3.53%  6.65%  5.04%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
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Return after taxes on distributions                                                  n/a
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Return after taxes on distributions and sale of Fund shares                          n/a
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CLASS C                                                                    n/a         %
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CLASS D                                                                              n/a
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LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

National Fund
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FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

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(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

California High-Yield Fund
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INVESTMENT OBJECTIVE

The California High-Yield Fund seeks the maximum income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California High-Yield Fund uses the following investment strategies to pursue its investment objective:

The California High-Yield Fund invests at least 80% of its net assets in California municipal securities that are within any rating category, including securities rated below investment-grade or securities that are not rated.

In selecting securities to purchase, the investment manager may consider the current market conditions, the availability of lower-rated securities, and whether lower-rated securities offer yields high enough relative to yields on investment-grade securities to justify their higher risk.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California High-Yield Fund is subject to the following risks:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors including the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

.. Because the Fund may invest in non-investment-grade bonds, it is subject to greater risk of loss of principal than funds that invest in higher-rated investment-grade bonds. The Fund may pay higher yields than funds that invest in investment-grade bonds, but at the same time, may experience greater volatility.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the California High-Yield Funds' management fee to .40% per annum. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California High-Yield Fund
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CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996   1997    1998   1999    2000     2001  2002   2003   2004
------  ------  -----  -----  -----  ------  ------   -----  -----  -----  ----
-2.79%  14.55%  5.52%  8.72%  6.18%  -5.26%  14.40%   4.60%  7.02%  4.63%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                               CLASS C
                                                                                SINCE
                                                            ONE   FIVE   TEN  INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99
---------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------
Return before taxes                                             %     %     %     n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions                                               n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                       n/a
---------------------------------------------------------------------------------------
CLASS C                                                                  n/a        %
---------------------------------------------------------------------------------------
CLASS D                                                                           n/a
---------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                              /(1)/
---------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

California High-Yield Fund
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FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                   .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2)Seligman, at its discretion, is waiving a portion of its management fee to limit the per annum management fee of the California High-Yield Fund to .40% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

  *Amounts do not reflect the effect of the voluntary expense reimbursement. EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A         $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A         $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

California Quality Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The California Quality Fund seeks high income exempt from regular federal income taxes and from the personal income taxes of California consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The California Quality Fund uses the following investment strategies to pursue its investment objective:

The California Quality Fund invests at least 80% of its net assets in California municipal securities that are within the three highest ratings of Moody's Investors Service (Moody's) (Aaa, Aa, or A) or Standard & Poor's Ratings Services (S&P) (AAA, AA, or A) on the date of purchase.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the California Quality Fund is subject to the following risk:

.. Because the Fund invests primarily in the securities of California issuers, its performance may be affected by local, state, and regional factors. These may include state or local legislation or policy changes, economic factors, natural disasters, and the possibility of credit problems, such as those resulting from the deregulation of electricity markets in 2001 and the 1994 bankruptcy of Orange County.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

California Quality Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000   2001    2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-8.30%  19.79%  3.91%  8.80%  6.26%  -6.10%  16.27%  4.34%  7.16%   4.02%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                               CLASS C
                                                                                SINCE
                                                            ONE   FIVE   TEN  INCEPTION
                                                            YEAR  YEARS YEARS  5/27/99
---------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------
Return before taxes                                             %     %     %     n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions                                               n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                       n/a
---------------------------------------------------------------------------------------
CLASS C                                                                  n/a        %
---------------------------------------------------------------------------------------
CLASS D                                                                           n/a
---------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                              /(1)/
---------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

California Quality Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A         $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A         $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Colorado Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Colorado Fund seeks to maximize income exempt from regular federal income taxes and from Colorado personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Colorado Fund uses the following investment strategies to pursue its investment objective:

The Colorado Fund invests at least 80% of its net assets in Colorado municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Colorado Fund is subject to the following risks:

.. Because the Fund invests primarily in securities of Colorado issuers, the Fund's performance may be affected by state or local legislation or policy changes, terrorist attacks, construction downturn, weakness in the technology and telecom industries, the bankruptcy of United Airlines, long-term water availability, possible credit issues and other economic factors.


.. [Due to the current economic conditions in the State, together with the State's constitutionally mandated inability to increase taxes without voter approval and constitutionally mandated minimum increases in funding for elementary and secondary education, the State of Colorado once again faces difficult budget issues that must be resolved by the legislature. Local governments and state agencies and other instrumentalities may be adversely affected by the legislature's spending decisions. Colorado's constitutional and statutory restrictions on spending and taxes may adversely affect the ability of state and local governments to provide their necessary services.]


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and beside the chart do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax- deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Colorado Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000   2001   2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-5.13%  13.96%  3.39%  7.52%  5.80%  -5.26%  12.92%  5.22%  7.66%   5.53%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Colorado Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Florida Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Florida Fund seeks high income exempt from regular federal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Florida Fund uses the following investment strategies to pursue its investment objective:

The Florida Fund invests at least 80% of its net assets in Florida municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Florida Fund is subject to the following risks:

.. The lack of an income tax in Florida exposes total tax collections to more volatility than would otherwise be the case and, in the event of an economic downturn, could affect the State's ability to pay principal and interest in a timely manner.

.. Florida's economy may be affected by foreign trade, crop failures, and severe weather conditions and is sensitive to the trends in the tourism and construction industries.

PAST PERFORMANCE


The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. Seligman has periodically waived its management fee and reimbursed expenses in respect of the Fund. Currently, Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to .35% per annum. Seligman may discontinue its fee waiver at any time. Absent such reimbursements and fee waivers, returns would have been lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.


After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Florida Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000   2001   2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-5.52%  16.67%  2.76%  9.33%  5.67%  -4.89%  14.41%  4.15%  7.67%   5.27%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Florida Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES* (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees/(2)/                                                                   .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

(2)Seligman, at its discretion, is waiving a portion of its management fee so as to limit the per annum management fee of the Florida Fund to .35% per annum. Seligman may discontinue its fee waiver at any time. Such fee waiver is not reflected above.

 *Amounts do not reflect the effect of the voluntary expense reimbursement. EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Georgia Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Georgia Fund seeks to maximize income exempt from regular federal income taxes and from Georgia personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Georgia Fund uses the following investment strategies to pursue its investment objective:

The Georgia Fund invests at least 80% of its net assets in Georgia municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Georgia Fund is subject to the following risks:

.. Georgia's economy will be affected by trends in the trade, transportation and utilities, professional and business services, manufacturing, and education and health services as these industries, along with government, comprise the largest sources of employment within the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from of losses realized on the sale of Fund shares.

Georgia Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996    1997   1998   1999    2000    2001   2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  ------  ------  ----
-7.64%  19.16%  3.86%  9.02%  5.94%  -5.04%  13.49%  3.02%   7.83%   5.02%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                                   %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                           %                      n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Georgia Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Louisiana Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Louisiana Fund seeks to maximize income exempt from regular federal income taxes and from Louisiana personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Louisiana Fund uses the following investment strategies to pursue its investment objective:

The Louisiana Fund invests at least 80% of its net assets in Louisiana municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Louisiana Fund is subject to the following risks:

.. Louisiana's economy is affected by trends in the oil and gas, tourism, and gaming industries within the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Louisiana Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

  1994    1995    1996   1997   1998   1999    2000    2001   2002  2003   2004
 ------  ------  -----  -----  -----  ------  ------  -----  -----  -----  ----
 -5.89%  17.10%  3.49%  8.45%  5.93%  -4.62%  12.70%  4.20%  8.50%  4.30%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Louisiana Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

Maryland Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Maryland Fund seeks to maximize income exempt from regular federal income taxes and from Maryland personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Maryland Fund uses the following investment strategies to pursue its investment objective:

The Maryland Fund invests at least 80% of its net assets in Maryland municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Maryland Fund is subject to the following risks:

.. Because the Fund favors investing in revenue bonds, including revenue bonds issued on behalf of health-care providers, its performance may also be affected by economic developments impacting a specific facility or type of facility.

.. The performance of general obligation bonds of Maryland issuers may be affected by efforts to limit or reduce state or local taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Maryland Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-5.48%  16.84%  3.66%  8.09%  5.85%  -3.34%  11.25%  4.18%  7.60%   3.50%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Maryland Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.
EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Massachusetts Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Massachusetts Fund seeks to maximize income exempt from regular federal income taxes and from Massachusetts personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Massachusetts Fund uses the following investment strategies to pursue its investment objective:

The Massachusetts Fund invests at least 80% of its net assets in Massachusetts municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Massachusetts Fund is subject to the following risks:

.. Massachusetts and certain of its cities, towns, counties, and other political subdivisions have, at certain times in the past, experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of these financial difficulties could adversely affect the market value and marketability of, or result in default on payments of, outstanding obligations issued by Massachusetts or its public authorities or municipalities.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Massachusetts Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000    2001  2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-4.43%  15.20%  4.14%  8.68%  6.55%  -6.73%  15.20%  4.39%  9.94%   5.26%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                               CLASS C
                                                                                SINCE
                                                            ONE  FIVE    TEN  INCEPTION
                                                            YEAR YEARS  YEARS  5/27/99
---------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------
Return before taxes                                           %     %      %      n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions                                               n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                       n/a
---------------------------------------------------------------------------------------
CLASS C                                                                  n/a        %
---------------------------------------------------------------------------------------
CLASS D                                                                           n/a
---------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                              /(1)/
---------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Massachusetts Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Michigan Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Michigan Fund seeks to maximize income exempt from regular federal income taxes and from Michigan personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Michigan Fund uses the following investment strategies to pursue its investment objective:

The Michigan Fund invests at least 80% of its net assets in Michigan municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Michigan Fund is subject to the following risks:

.. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism, and agriculture. The cyclical nature of these industries may adversely affect the revenue stream of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Michigan Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996    1997   1998   1999    2000    2001   2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  ------- ------  ----
-4.84%  15.78%  3.74%  8.73%  6.12%  -3.80%  12.89%  4.37%   7.75%   5.41%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                       CLASS C
                                                                                        SINCE
                                                            ONE      FIVE     TEN     INCEPTION
                                                            YEAR     YEARS   YEARS     5/27/99
-----------------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------------
Return before taxes                                             %        %       %        n/a
-----------------------------------------------------------------------------------------------
Return after taxes on distributions                                                       n/a
----------------------------------------------------------------------       ------------------
Return after taxes on distributions and sale of Fund shares                               n/a
----------------------------------------------------------------------       ------------------
CLASS C                                                                       n/a           %
-----------------------------------------------------------------------------------------------
CLASS D                                                                                   n/a
----------------------------------------------------------------------       ------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                      /(1)/
-----------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Michigan Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Minnesota Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Minnesota Fund seeks to maximize income exempt from regular federal income taxes and from regular Minnesota personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Minnesota Fund uses the following investment strategies to pursue its investment objective:

The Minnesota Fund invests at least 80% of its net assets in Minnesota municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities, subject to applicable requirements. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Minnesota Fund is subject to the following risks:

.. Pursuant to Minnesota legislation enacted in 1995, dividends that would otherwise be exempt from Minnesota personal income tax in the case of individuals, estates, and trusts, could become subject to the Minnesota personal income tax if it were judicially determined that exempting such dividends would discriminate against interstate commerce.


.. The State of Minnesota relies heavily on a progressive individual income tax and retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Minnesota's budget outlook weakened substantially at the beginning of the 2002-2003 biennium, when the State's budget deficits almost exhausted its reserves and limited the options available to State officials to successfully manage revenue variations. [However, actions taken early in 2003 enabled the State to balance the biennial budget for the period ended June 30, 2003. The November 2003 forecast projected a $185 million deficit for 2004-2005 biennium and projected that expenses would exceed revenues by $394 million for the biennium ending June 30, 2007. The budgets for each of these biennial periods must also be balanced. Future adjustments are also expected to be necessary for fiscal year 2006 and fiscal year 2007.]


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Minnesota Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  ------  ------  ----
-2.54%  11.41%  3.39%  7.02%  6.21%  -4.15%  12.34%  4.26%   7.81%  4.51%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Minnesota Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                           CLASS A    CLASS C CLASS D
---------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                          4.75%         2%      1%
---------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                4.75%/(1)/    1%    none
---------------------------------------------------------------------------------------------------------------
 Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
 (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
---------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
---------------------------------------------------------------------------------------------------------------
Management Fees                                                                       .50%       .50%    .50%
---------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                 %          %       %
---------------------------------------------------------------------------------------------------------------
Other Expenses                                                                           %          %       %
---------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                     %          %       %
---------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

Missouri Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Missouri Fund seeks to maximize income exempt from regular federal income taxes and from Missouri personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Missouri Fund uses the following investment strategies to pursue its investment objective:

The Missouri Fund invests at least 80% of its net assets in Missouri municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Missouri Fund is subject to the following risks:

.. Defense-related business and agriculture play an important role in Missouri's economy. Negative trends in these industries or the relocation of major employers engaged in such industries could have a negative impact on the economy of the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Missouri Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996   1997    1998   1999    2000   2001   2002    2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-6.32%  16.95%  3.71%  8.08%  5.77%  -5.59%  15.18%  3.49%  9.04%  4.61%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                        CLASS C
                                                                                         SINCE
                                                            ONE      FIVE      TEN     INCEPTION
                                                            YEAR     YEARS    YEARS     5/27/99
------------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------------
Return before taxes                                             %        %        %        n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions                                                        n/a
------------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                                n/a
------------------------------------------------------------------------------------------------
CLASS C                                                                        n/a          %
------------------------------------------------------------------------------------------------
CLASS D                                                                                    n/a
------------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                      /(1)/
------------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Missouri Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%/(1)/    2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

New Jersey Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New Jersey Fund seeks to maximize income exempt from regular federal income tax and New Jersey gross income tax consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New Jersey Fund uses the following investment strategies to pursue its investment objective:

The New Jersey Fund invests at least 80% of its net assets in New Jersey municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New Jersey Fund is subject to the following risks:

.. New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction, and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey's economy will be affected by trends in these sectors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New Jersey Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-6.15%  15.57%  3.40%  8.93%  6.00%  -5.58%  13.25%  3.98%  7.78%  4.80%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

New Jersey Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/   .39%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

New York Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The New York Fund seeks to maximize income exempt from regular federal income taxes and from New York personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The New York Fund uses the following investment strategies to pursue its investment objective:

The New York Fund invests at least 80% of its net assets in New York municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the New York Fund is subject to the following risks:

.. New York City and certain localities outside New York City have experienced financial problems in the past. Recurrence of these problems may affect the fiscal health of the State.


.. A future terrorist attack within New York City could have a substantial negative effect on the economy of New York City, including the displacement or closure of many businesses, a decline in tourism, and retrenchment in the securities industry, which is a major source of employment in the City.


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

New York Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997    1998   1999    2000    2001   2002   2003   2004
------  ------  -----  ------  -----  ------  ------  -----  -----  ------  ----
-7.93%  19.31%  3.83%  10.04%  6.86%  -5.64%  15.00%  3.48%  8.93%  5.26%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

New York Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

North Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The North Carolina Fund seeks high income exempt from regular federal income taxes and North Carolina personal income taxes consistent with preservation of capital and with consideration given to capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The North Carolina Fund uses the following investment strategies to pursue its investment objective:

The North Carolina Fund invests at least 80% of its net assets in North Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the North Carolina Fund is subject to the following risks:


.. [While during 2003, the North Carolina economy continued its recovery from the 2001 recession, job growth has been moderate and some sectors of the North Carolina economy, particularly manufacturing employment, continue to decline.]


.. While the State currently has been successful in balancing its budget after previously coping with a significant budget shortfall, it is likely that the State will continue to face pressures in matching revenues to expenses and likely will continue to deal with budget problems at least until the rate of growth in the North Carolina economy increases. Because of these budget problems, both Moody's and S&P reviewed their ratings of North Carolina general obligations in 2002. While S&P retained its AAA rating for North Carolina's general obligations, Moody's reduced its rating of such obligations to Aa1. A failure to adequately deal with these ongoing issues could further adversely effect the credit ratings of general obligations of the State.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

North Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995     1996   1997    1998   1999    2000    2001  2002    2003  2004
------  ------   -----  -----   -----  ------  ------  -----  -----  ------ ----
-7.35%  19.56%   2.71%  8.75%   5.81%  -5.02%  12.33%  4.34%  8.18%   4.95%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                               CLASS C
                                                                                SINCE
                                                            ONE  FIVE    TEN  INCEPTION
                                                            YEAR YEARS  YEARS  5/27/99
---------------------------------------------------------------------------------------
CLASS A
---------------------------------------------------------------------------------------
Return before taxes                                           %     %      %      n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions                                               n/a
---------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                       n/a
---------------------------------------------------------------------------------------
CLASS C                                                                  n/a        %
---------------------------------------------------------------------------------------
CLASS D                                                                           n/a
---------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                              /(1)/
---------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

North Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Ohio Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Ohio Fund seeks to maximize income exempt from regular federal income taxes and from Ohio personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Ohio Fund uses the following investment strategies to pursue its investment objective:

The Ohio Fund invests at least 80% of its net assets in Ohio municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Ohio Fund is subject to the following risks:

.. Ohio's economy relies in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in other less industrial states and in the nation as a whole.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Ohio Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997  1998    1999    2000    2001   2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-4.91%  15.23%  3.77%  8.39%  5.89%  -4.65%  13.41%  4.17%  8.07%  4.20%




          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Ohio Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Oregon Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Oregon Fund seeks to maximize income exempt from regular federal income taxes and from Oregon personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The Oregon Fund uses the following strategies to pursue its investment objective:

The Oregon Fund invests at least 80% of its net assets in Oregon municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Oregon Fund is subject to the following risks:


.. [Oregon's economy continues to be affected by the technology, manufacturing, forest products, and agricultural industries, which continue to decline.]


PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Oregon Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996   1997   1998    1999    2000    2001   2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-4.56%  14.55%  3.81%  9.05%  6.09%  -3.95%  12.56%  4.38%  8.20%   4.37%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                 CLASS C
                                                                                  SINCE
                                                            ONE    FIVE    TEN  INCEPTION
                                                            YEAR   YEARS  YEARS  5/27/99
-----------------------------------------------------------------------------------------
CLASS A
-----------------------------------------------------------------------------------------
Return before taxes                                           %       %      %      n/a
-----------------------------------------------------------------------------------------
Return after taxes on distributions                                                 n/a
-----------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                         n/a
-----------------------------------------------------------------------------------------
CLASS C                                                                    n/a        %
-----------------------------------------------------------------------------------------
CLASS D                                                                             n/a
-----------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                /(1)/
-----------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Oregon Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

                    If you did not sell your shares at the end of each period, your costs would be:
                                  1 YEAR       3 YEARS       5 YEARS       10 YEARS
                    ---------------------------------------------------------------------
                    Class A        $            $             $              $
                    ---------------------------------------------------------------------
                    Class C
                    ---------------------------------------------------------------------
                    Class D
                    ---------------------------------------------------------------------

Pennsylvania Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The Pennsylvania Fund seeks high income exempt from regular federal income tax and Pennsylvania income taxes consistent with preservation of capital.

PRINCIPAL INVESTMENT STRATEGIES

The Pennsylvania Fund uses the following investment strategies to pursue its investment objective:

The Pennsylvania Fund invests at least 80% of its net assets in Pennsylvania municipal securities rated investment-grade when purchased. The Fund will ordinarily hold securities with maturities in excess of one year.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the Pennsylvania Fund is subject to the following risks:

.. Pennsylvania and various of its political subdivisions, including the Philadelphia School District and the cities of Philadelphia, Pittsburgh and Scranton, have, in the past, encountered financial difficulties due to slowdowns in the pace of economic activity and other factors.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

Pennsylvania Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995   1996    1997   1998   1999    2000    2001   2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-7.03%  18.01%  3.44%  8.70%  6.14%  -5.19%  12.98%  3.81%  9.31%   3.70%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges, or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

Pennsylvania Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.


EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

South Carolina Fund
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The South Carolina Fund seeks to maximize income exempt from regular federal income taxes and from South Carolina personal income taxes to the extent consistent with preservation of capital and with consideration given to opportunities for capital gain.

PRINCIPAL INVESTMENT STRATEGIES

The South Carolina Fund uses the following investment strategies to pursue its investment objective:

The South Carolina Fund invests at least 80% of its net assets in South Carolina municipal securities rated investment-grade when purchased.

The Fund generally invests in long-term municipal bonds. The Fund favors investing in revenue bonds, which pay interest and principal from revenues derived from a particular facility or class of facilities. Revenue bonds generally offer a higher yield than general obligation bonds, the payment on which is secured by the general taxing power of the issuer.

In abnormal market conditions, the Fund may temporarily invest more than 20% of its net assets in taxable investment-grade fixed-income securities. Under these circumstances, the Fund may not achieve its investment objective.

SPECIFIC RISKS

In addition to the principal risks stated on pages 2 and 3 of this Prospectus, the South Carolina Fund is subject to the following risks:

.. While South Carolina has not defaulted on its bonded debt since 1879, the State did experience certain budgeting difficulties in recent years from 1991 to 1993 and from the year 2000 to the present. These difficulties have not impacted the State's ability to pay its indebtedness, but did result in S&P lowering its rating on South Carolina general obligation bonds in 1993. The rating was restored to AAA in 1996.

.. South Carolina had year-end deficits of $87.4 million, $149 million and $177 million for fiscal year 2001, 2002 and 2003, respectively. The deficit for fiscal year 2002 exhausted the State's General Reserve Fund. Appropriations to the General Reserve Fund made in fiscal year 2003 were applied to the reduction of the deficit at the end of fiscal year 2003.

..  The State has experienced further revenue shortfalls in fiscal year 2004. In
   August 2003, the Capital Reserve Fund for fiscal year 2004 was sequestered and a 1% across the board reduction of General Fund appropriations implemented. As of December 15, 2003, ratings on the State's general obligation bonds had not been revised; however, Moody's assigned a negative outlook to the State's general obligation debt credit rating.

PAST PERFORMANCE

The Class A annual total returns presented in the bar chart do not reflect the effect of any sales charges. If these charges were included, the returns would be lower. The average annual total returns presented in the table below the chart do reflect the effect of the applicable sales charges. Both the bar chart and table assume that all dividends and capital gain distributions were reinvested. Past performance, before and after taxes, is not indicative of future investment results.

After-tax returns presented in the table are for Class A shares only. After-tax returns for Class C and Class D shares will vary due to the differing fees and expenses. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The returns after taxes on distributions and sale of Fund shares may be greater than other returns presented for the same periods due to tax benefits from losses realized on the sale of Fund shares.

South Carolina Fund
--------------------------------------------------------------------------------

CLASS A ANNUAL TOTAL RETURNS--CALENDAR YEARS

                                    [CHART]

 1994    1995    1996   1997   1998   1999    2000    2001   2002   2003   2004
------  ------  -----  -----  -----  ------  ------  -----  -----  ------  ----
-6.70%  17.65%  3.93%  8.72%  5.73%  -5.59%  14.65%  3.80%  7.69%   5.50%



          Best calendar quarter return:     % - quarter ended       .



         Worst calendar quarter return: -    % - quarter ended       .



AVERAGE ANNUAL TOTAL RETURNS - PERIODS ENDED 12/31/04



                                                                                  CLASS C
                                                                                   SINCE
                                                            ONE    FIVE    TEN   INCEPTION
                                                            YEAR   YEARS  YEARS   5/27/99
------------------------------------------------------------------------------------------
CLASS A
------------------------------------------------------------------------------------------
Return before taxes                                           %       %      %       n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions                                                  n/a
------------------------------------------------------------------------------------------
Return after taxes on distributions and sale of Fund shares                          n/a
------------------------------------------------------------------------------------------
CLASS C                                                                    n/a         %
------------------------------------------------------------------------------------------
CLASS D                                                                              n/a
------------------------------------------------------------------------------------------
LEHMAN BROTHERS MUNICIPAL BOND INDEX                                                 /(1)/
------------------------------------------------------------------------------------------

-------------

The Lehman Brothers Municipal Bond Index ("Lehman Index") is an unmanaged index that does not reflect any fees, sales charges or taxes and assumes the reinvestment of all distributions. The Lehman Index does not reflect state-specific bond market performance.

(1)From 5/28/99.

South Carolina Fund
--------------------------------------------------------------------------------

FEES AND EXPENSES


SHAREHOLDER FEES (fees paid directly from your investment)                            CLASS A    CLASS C CLASS D
----------------------------------------------------------------------------------------------------------------
Maximum Sales Charge (Load)                                                           4.75%         2%      1%
----------------------------------------------------------------------------------------------------------------
  Maximum Sales Charge (Load) on Purchases (as a % of offering price)                 4.75%/(1)/    1%    none
----------------------------------------------------------------------------------------------------------------
  Maximum Contingent Deferred Sales Charge (Load) (CDSC) on Redemptions
  (as a % of original purchase price or current net asset value, whichever is less)   none/(1)/     1%      1%
----------------------------------------------------------------------------------------------------------------

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
----------------------------------------------------------------------------------------------------------------
Management Fees                                                                        .50%       .50%    .50%
----------------------------------------------------------------------------------------------------------------
Distribution and/or Service (12b-1) Fees                                                  %          %       %
----------------------------------------------------------------------------------------------------------------
Other Expenses                                                                            %          %       %
----------------------------------------------------------------------------------------------------------------
Total Annual Fund Operating Expenses                                                      %          %       %
----------------------------------------------------------------------------------------------------------------

-------------
(1)If you buy Class A shares for $1,000,000 or more you will not pay an initial sales charge, but your shares will be subject to a 1% CDSC if sold within 18 months.

EXAMPLE

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes (1) you invest $10,000 in the Fund for each period and then sell all of your shares at the end of that period, (2) your investment has a 5% return each year, and (3) the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

If you did not sell your shares at the end of each period, your costs would be:
              1 YEAR       3 YEARS       5 YEARS       10 YEARS
---------------------------------------------------------------------
Class A        $            $             $              $
---------------------------------------------------------------------
Class C
---------------------------------------------------------------------
Class D
---------------------------------------------------------------------

Management of the Funds

A Board of Directors or Board of Trustees (as applicable) provides broad supervision over the affairs of each Fund.

J. & W. Seligman & Co. Incorporated ("Seligman"), 100 Park Avenue, New York, New York 10017, is the manager of each Fund. Seligman manages the investment of each Fund's assets, including making purchases and sales of portfolio securities consistent with each Fund's investment objective and strategies, and administers each Fund's business and other affairs.


Established in 1864, Seligman currently serves as manager to 23 US registered investment companies, which offer more than 60 investment portfolios with
approximately $   billion in assets as of December 31, 2004. Seligman also
provides investment management or advice to institutional or other accounts
having an aggregate value at December 31, 2004, of approximately $   billion.



Each Fund pays Seligman a fee for its management services. The fee for each Fund is equal to an annual rate of .50% of each Fund's average daily net assets. Seligman, at its discretion, has agreed to waive a portion of its fees so as to limit the per annum fee of the California High-Yield Fund and Florida Fund to 0.40% and 0.35%, respectively. Seligman may discontinue its fee waiver at any time.


PORTFOLIO MANAGEMENT

The Funds are managed by the Seligman Municipals Team, which is headed by Mr. Thomas G. Moles. Mr. Moles, a Director and Managing Director of Seligman, is Vice President and Co-Portfolio Manager of the Funds. He is also Executive Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc., two closed-end investment companies.

Ms. Eileen A. Comerford, a Senior Vice President and Investment Officer of Seligman, is Co-Portfolio Manager of the Funds. She is also Vice President and Co-Portfolio Manager of Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal Fund, Inc.


AFFILIATES OF SELIGMAN:
Seligman Advisors, Inc.:
Each Fund's general distributor, responsible for accepting orders for purchases and sales of Fund shares.

Seligman Services, Inc.:

A limited purpose broker/dealer; acts as the broker/dealer of record for shareholder accounts that do not have a designated broker or financial advisor.



Seligman Data Corp. ("SDC"):


Each Fund's shareholder service agent provides shareholder account services to the Funds at cost.

FREQUENTLY ASKED QUESTIONS ABOUT REGULATORY MATTERS

In response to recent developments regarding disruptive and illegal trading practices in the mutual fund industry, the following discussion has been prepared to provide shareholders with important information.

For purposes of this discussion, J. & W. Seligman & Co. Incorporated and its affiliates and related parties are referred to as "Seligman" or the "Manager," and the Seligman registered investment companies are referred to as the "Seligman Funds."
Q1. HAVE ANY SELIGMAN EMPLOYEES ENGAGED IN IMPROPER TRADING?

A. The Manager has conducted an internal review of employee trading in shares of the Seligman Funds and has not found improper trading activity by Seligman employees.

Q2. DOES SELIGMAN HAVE ANY POLICIES RELATING TO EMPLOYEE INVESTMENT IN THE
    SELIGMAN FUNDS?

A. A majority of Seligman employees invest in the Seligman Funds, either directly or through the Seligman 401(k) plans. Trading by employees is monitored by the Manager's legal department and is subject to the Manager's Code of Ethics. In addition, unlike many 401(k) plans that permit daily trading, the Seligman 401(k) plans permit only weekly trading activity. All Seligman employees have been informed that excessive trading with respect to the Seligman Funds, or trading in the Seligman Funds based upon inside information, is inappropriate and may, in certain cases, be illegal. Employees who engage in inappropriate trading will be subject to disciplinary action, which may include termination of employment.

Q3. HAS SELIGMAN ENGAGED IN IMPROPER DISCLOSURE OF A FUND'S PORTFOLIO HOLDINGS?

A. The Manager has found no improprieties relating to the disclosure of a Fund's portfolio holdings. The Manager has not disclosed and does not disclose a Fund's portfolio holdings prior to public dissemination, unless such disclosure is made for legitimate business purposes and only if the Manager believes that such disclosure will not be detrimental to a Fund's interest.

Q4. WHAT IS SELIGMAN'S POLICY WITH REGARD TO RECEIPT OF LATE TRADES (I.E.,
    AFTER 4:00 PM EASTERN TIME)?

A. Seligman does not accept late trades directly from Fund shareholders or prospective shareholders. The large majority of mutual fund trades submitted to Seligman are from broker-dealer firms and other financial intermediaries on behalf of their clients. These intermediaries have an obligation to ensure that trades submitted to the Seligman Funds after 4:00 pm on a trading day for that day's net asset value were, in fact, received by those entities by 4:00 pm on that day. This applies to all trades from intermediaries, including those that are transmitted electronically to Seligman after the market closes. Although the Seligman Funds and the Manager, like other mutual fund groups, cannot determine the time at which orders received through financial intermediaries were placed, the Manager expects mutual fund trades submitted to Seligman by financial intermediaries to comply with all applicable laws and regulations. Seligman has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to remind all of them of their responsibility to have reasonable policies and procedures to ensure that they comply with their legal and contractual obligations.

   The Manager has found no instances of Fund shareholders engaging in late trading directly with the Seligman Funds. Seligman will cooperate with and support any governmental or regulatory investigation to identify and hold accountable any financial intermediary that has submitted orders in violation of applicable laws or regulations.

Q5. WHAT IS SELIGMAN'S POLICY REGARDING MARKET TIMING?

A. Seligman has policies and procedures in place to restrict trades that, in its judgment, could prove disruptive in the management of portfolios of the Seligman Funds. As part of the Manager's procedures, the Manager frequently rejects trades, issues warning letters, and prohibits accounts from making further exchanges. Since September 2003, when the first proceedings relating to trading practices within the mutual fund industry were publicly announced, Seligman has taken additional steps to strengthen its policies and procedures.




Q6. HAS SELIGMAN CONDUCTED AN INTERNAL REVIEW RELATING TO MARKET TIMING?



A. The Manager has completed its internal review. As of September 2003, the Manager had one arrangement that permitted frequent trading. This arrangement was in the process of being closed down by the Manager before the first proceedings relating to trading practices within the mutual fund industry were publicly announced. Based on a review of the Manager's records for 2001 through 2003, the Manager identified three other arrangements that had permitted frequent trading in the Seligman Funds. All three had already been terminated prior to the end of September 2002.



   The results of the Manager's internal review were presented to the Independent Directors of the Seligman Funds. In order to resolve matters with the Independent Directors relating to the four arrangements, the Manager has paid approximately $75,000 to Seligman Global Growth Fund, $300,000 to Seligman Global Smaller Companies Fund and $1.6 million to Seligman Global Technology Fund in recognition that these global investment funds presented some potential for time zone arbitrage. The amounts paid by the Manager represent less than 1/2 of 1% of each such Fund's current net asset value. In addition, with respect to Seligman Communications and Information Fund and notwithstanding that time zone arbitrage opportunities did not exist, the Manager, at the request of the Independent Directors, has agreed to waive a portion of its management fee, amounting to five basis points (0.05%) per annum, for that Fund for a period of two years commencing on June 1, 2004.



Q7. DOES SELIGMAN DISCLOSE ITS INTERNAL MARKET TIMING CONTROL PROCEDURES?


A. Seligman's market timing control procedures are proprietary. The Manager believes that disclosing these procedures will reduce their effectiveness.

Q8. WHAT NEW PRACTICES ARE BEING CONSIDERED TO PREVENT MARKET TIMING ABUSES?

A. Like other members of the mutual fund industry, Seligman is considering numerous options, including the implementation of redemption fees. Seligman also has contacted every financial intermediary that offers, sells, or purchases shares of the Seligman Funds in order to inform all of them that they must have reasonable policies and procedures to ensure that they do not knowingly permit or facilitate excessive trading of the Seligman Funds or knowingly use or facilitate any methods designed to disguise such trading in the Seligman Funds.

Q9. IS SELIGMAN INVOLVED WITH ANY FEDERAL OR STATE INVESTIGATION RELATING TO
    MARKET TIMING OR LATE TRADING?





A. The SEC, the NASD and the Attorney General of the State of New York are reviewing the matters discussed herein. In addition, the Manager has responded to information requests from other federal and state governmental authorities relating to investigations of unaffiliated third parties. As always, the Manager will continue to cooperate fully with the SEC and other authorities.


Q10. DOES SELIGMAN HAVE ANY MARKET TIMING ARRANGEMENTS AT THE CURRENT TIME?




A. Market timing arrangements in the Seligman Funds have been prohibited. In addition, Seligman has strengthened existing controls to discourage and help prevent market timing.


Q11. HAVE ANY OTHER MATTERS COME TO SELIGMAN'S ATTENTION IN THE COURSE OF ITS
     INTERNAL INQUIRY?




A. The Manager has also reviewed its practice of placing some of the Seligman Funds' orders to buy and sell portfolio securities with brokerage firms in recognition of their sales of the Seligman Funds. This practice is permissible when done properly; however, the Manager believes that it may have violated applicable requirements for certain of such orders as a result of compensation arrangements the Manager had with certain brokerage firms. The Manager discontinued this practice entirely in October 2003 and has reported these matters to the Independent Directors of the Seligman Funds. The Manager is confident that the execution of all such orders was consistent with its best execution obligations and that the Seligman Funds did not pay higher brokerage commissions in connection with those orders than they would otherwise have paid for comparable transactions. Nonetheless, in order to resolve matters with the Independent Directors, the Manager has made payments to each of twenty-four funds in an amount equal to the commissions paid by each such fund during the period from 1998 through 2003 to certain brokerage firms in recognition of sales of fund shares. Amounts paid by the Manager to the affected funds (which in the aggregate, including interest, equals approximately $1.7 million) represent less than $0.01 per share for each such fund. The Manager has also responded fully to information requests from the SEC and the NASD relating to Seligman's use of revenue sharing and fund portfolio brokerage commissions and will continue to provide additional information if, and as, requested.


Q12. HAVE ANY EMPLOYEES BEEN DISCIPLINED IN CONNECTION WITH THE MANAGER'S
     OVERALL INTERNAL REVIEW?


A. One employee has left Seligman.

Shareholder Information

Deciding Which Class of Shares to Buy

Each of the Fund's Classes represents an interest in the same portfolio of investments. However, each Class has its own sales charge schedule, and its ongoing 12b-1 fees may differ from other Classes. When deciding which Class of shares to buy, you should consider, among other things:

..  The amount you plan to invest.

.. How long you intend to remain invested in a Fund, or another Seligman mutual fund.

.. If you would prefer to pay an initial sales charge and lower ongoing 12b-1 fees, or be subject to a CDSC and pay higher ongoing 12b-1 fees.

.. Whether you may be eligible for reduced or no sales charges when you buy or sell shares.

Your authorized dealer or financial advisor will be able to help you decide which Class of shares best meets your needs.

CLASS A
--------------------------------------------------------------------------------
..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
Less than $50,000                  4.75%                  4.99%                   4.25%
------------------------------------------------------------------------------------------------
$50,000 - $99,999                  4.00                   4.17                    3.50
------------------------------------------------------------------------------------------------
$100,000 - $249,999                3.50                   3.63                    3.00
------------------------------------------------------------------------------------------------
$250,000 - $499,999                2.50                   2.56                    2.25
------------------------------------------------------------------------------------------------
$500,000 - $999,999                2.00                   2.04                    1.75
------------------------------------------------------------------------------------------------
$1,000,000 and over/(2)/           0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.
(2)You will not pay an initial sales charge on purchases of $1 million or more, but you will be subject to a 1% CDSC if you sell your shares within 18 months.

..  Annual 12b-1 fee (for shareholder services) of up to 0.25%.

.. No initial sales charge on reinvested dividends or capital gain distributions.




INFORMATION REGARDING BREAKPOINT DISCOUNTS FOR CLASS A SHARES



Purchases of Class A shares by a "single person" may be eligible for the reduced initial sales charges ("Breakpoint Discounts") that are described above. For the purpose of the Breakpoint Discount thresholds described above, "single persons" includes individuals and immediate family members (i.e., husband, wife, and minor children), as well as designated fiduciaries, certain employee benefit plans and certain tax-exempt organizations. For more information about what constitutes a "single person", please consult the Fund's Statement of Additional Information. "Single persons" may be eligible for Breakpoint Discounts under the following circumstances:

Volume Discounts and Rights of Accumulation. Volume discounts are provided if the total amount being invested by a "single person" in Class A shares of the Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group, reaches the Breakpoint Discount thresholds set forth above.



Breakpoint Discounts contemplated above are also available under a Seligman group program referred to as "Rights of Accumulation." Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Fund and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund, exceeds the Breakpoint Discount thresholds described above. The value the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.



If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account numbers and a social security or tax identification number.



Letter of Intent. A letter of intent allows you to purchase Class A shares over a 13-month period with the benefit of the Breakpoint Discounts discussed above, based on the total amount of Class A shares of the Fund that the letter states that you intend to purchase plus the current net asset value of the Prior Owned Shares. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such arrangement, a portion of the shares you initially purchase will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.



Purchases of Class A shares of $1 million or more under any of the programs discussed above are subject to a CDSC of 1% on redemptions made within 18 months of purchase, subject to certain limited exceptions set forth in the Fund's Statement of Additional Information.



For more information regarding Breakpoint Discounts, please consult the Funds' Statement of Additional Information. This information can also be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.



INFORMATION REGARDING SALES OF CLASS A SHARES AT NET ASSET VALUE



Class A shares of the Fund may be issued without a sales charge to present and former directors, trustees, officers, employees (and their respective family members) of the Fund, the other investment companies in the Seligman Group, Seligman, SDC and Seligman's affiliates.

Class A shares may also be issued without an initial sales charge to the following entities as further described in the Fund's Statement of Additional
Information: certain registered unit investment trusts; separate accounts established and maintained by certain insurance companies; registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with the Fund's distributor; financial institution trust departments; certain registered investment advisers; accounts of certain financial institutions, authorized dealers or investment advisors that charge account management fees; pursuant to certain sponsored arrangements with organizations that make recommendations or permit solicitations of its employees, members or participants; other investment companies in the Seligman Funds in connection with a deferred fee arrangement for outside Directors, or pursuant to a "fund of funds" arrangement; certain "eligible employee benefit plans"; those partners and employees of outside counsel to the Fund or its directors or trustees who regularly provide advice and services to the Fund, to other funds managed by Seligman, or to their directors or trustees; and in connection with sales pursuant to specified 401(k) programs.



If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.





For more information about those who can purchase shares of the Funds without a sales charge and other relevant information, please consult the Fund's Statement of Additional Information. In addition, this information can be found at www.seligman.com via a hyperlink that is designed to facilitate access to the information.


CLASS C
--------------------------------------------------------------------------------

..  Initial sales charge on Fund purchases, as set forth below:

                          SALES CHARGE AS A % OF SALES CHARGE AS A % OF REGULAR DEALER DISCOUNT
AMOUNT OF YOUR INVESTMENT  OFFERING PRICE/(1)/    NET AMOUNT INVESTED   AS A % OF OFFERING PRICE
------------------------------------------------------------------------------------------------
  Less than $100,000               1.00%                  1.01%                   1.00%
------------------------------------------------------------------------------------------------
  $100,000 - $249,999              0.50                   0.50                    0.50
------------------------------------------------------------------------------------------------
  $250,000 - $1,000,000            0.00                   0.00                    0.00
------------------------------------------------------------------------------------------------

-------------
(1)"Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.

..  A 1% CDSC on shares sold within eighteen months of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

.. No initial sales charge on reinvested dividends or capital gain distributions.

.. No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.

Your purchase of Class C shares must be for less than $1,000,000 because if you invest $1,000,000 or more you will pay less in fees and charges if you buy Class A shares.


When purchasing shares through certain financial intermediaries listed in the Fund's Statement of Additional Information, investors may also buy Class C shares without an initial sales charge and with a 1% CDSC on shares sold within twelve months of purchase. Such intermediaries are known as Level Load Intermediaries. As a result, investors purchasing Class C shares through Level Load Intermediaries will not be limited to dollar amounts of less than $1,000,000. In this case, your financial intermediary can help you decide which Class is appropriate for you.



In addition, in connection with the purchase of Class C shares by a "single person" (as defined above and in the Fund's Statement of Additional Information), investors may be eligible for Breakpoint Discounts, as provided in the Class C sales charge schedule under the circumstances described above under the headings "Volume Discount and Rights of Accumulation" and "Letter of Intent". Amounts invested in Class A shares and Class C shares will not be aggregated for the purpose of determining eligibility for a Breakpoint Discount.


CLASS D*
--------------------------------------------------------------------------------

..  No initial sales charge on purchases.

..  A 1% CDSC on shares sold within one year of purchase.

..  Annual 12b-1 fee (for distribution and shareholder services) of 1.00%.

.. No automatic conversion to Class A shares, so you will be subject to higher ongoing 12b-1 fees indefinitely.

..  No CDSC when you sell shares purchased with reinvested dividends or capital gain distributions.
-------------
 *Class D shares are not available to all investors. You may purchase Class D shares only (1) if you already own Class D shares of the Fund or another Seligman mutual fund, (2) if your financial advisor of record maintains an omnibus account at SDC, or (3) pursuant to a 401(k) or other retirement plan program for which Class D shares are already available or for which the sponsor requests Class D shares because the sales charge structure of Class D shares is comparable to the sales charge structure of the other funds offered under the program.

--------------------------------------------------------------------------------


Seligman (as well as the Funds' distributor) may provide cash payments out of its own resources to financial intermediaries that sell shares of the Funds or otherwise provide services to the Funds. For more details regarding such payments, please consult the Funds' Statement of Additional Information.


Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. The plan allows each Class to pay distribution and/or service fees for the sale and distribution of its shares and/or for providing services to shareholders.

Because 12b-1 fees are paid out of each Class's assets on an ongoing basis, over time these fees will increase your investment expenses and may cost you more than other types of sales charges.

The Board of Directors or Trustees, as applicable, believes that no conflict of interest currently exists between a Fund's Class A, Class C and Class D shares. On an ongoing basis, the Directors or Trustees, in the exercise of their fiduciary duties under the Investment Company Act of 1940 and applicable state law, will seek to ensure that no such conflict arises.

HOW CDSCS ARE CALCULATED

To minimize the amount of the CDSC you may pay when you sell your shares, each Fund assumes that shares acquired through reinvested dividends and capital gain distributions (which are not subject to a CDSC) are sold first. Shares that have been in your account long enough so they are not subject to a CDSC are sold next. After these shares are exhausted, shares will be sold in the order they were purchased (earliest to latest). The amount of any CDSC that you pay will be based on the shares' original purchase price or current net asset value, whichever is less.

You will not pay a CDSC when you exchange shares of any Fund to buy shares of the same class of shares of any other Seligman mutual fund ("another fund" or "other fund") or when you exchange shares of another fund to buy the same class of shares of a Fund. For the purpose of calculating the CDSC, when you exchange shares of a Fund for the same class of another fund, it will be assumed that you held the shares of the other fund since the date you purchased the shares of that Fund. Similarly, when you exchange shares of another fund for shares of a Fund, it will be assumed that you held the shares of that Fund since the date you originally purchased shares of the other fund.


You may not have to pay a CDSC in certain other limited circumstances. Information about such circumstances can be found in the Funds' Statement of Additional Information.


Pricing of Fund Shares


When you buy or sell shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Funds have authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares. However, Seligman Advisors may reject any request to purchase Fund shares under the circumstances discussed later in this Prospectus under the captions "Important Policies That May Affect Your Account" and "Frequent Trading of Fund Shares." Authorized financial intermediaries or their designees are responsible for forwarding your order in a timely manner.


  NAV: Computed separately for each Class of a Fund by dividing that Class's share of the value of the net assets of the Fund (i.e., its assets less liabilities) by the total number of outstanding shares of the Class.


If your buy or sell order is received by an authorized financial intermediary or its designee after the close of regular trading on the New York Stock Exchange ("NYSE"), the order will be executed at the Class's NAV calculated as of the close of regular trading on the next NYSE trading day. When you sell shares, you receive the Class's per share NAV, less any applicable CDSC.


The NAV of a Fund's shares is determined each day, Monday through Friday, on days that the NYSE is open for trading. Because of their higher 12b-1 fees, the NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares of a Fund.


Securities owned by a Fund are valued at current market prices. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with policies and procedures approved by the Fund's Board of Directors. The value of a security held by a Fund could be so determined in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility.


Opening Your Account

The Funds' shares are sold through authorized dealers or financial advisors who have sales agreements with Seligman Advisors. There are several programs under which you may be eligible for reduced sales charges or lower minimum investments. Ask an authorized dealer or your financial advisor if any of these programs apply to you. Class D shares are not available to all investors. For more information, see "Deciding Which Class of Shares to Buy--Class D."



To make your initial investment in a Fund, contact an authorized dealer or your financial advisor or complete an account application and send it with your check directly to SDC at the address provided on the account application. If you do not choose a Class, your investment will automatically be made in Class A shares.

The required minimum initial investments are:

..  Regular (non-retirement) accounts: $1,000

..  For accounts opened concurrently with Invest-A-Check(R):
 . $100 to open if you will be making monthly investments
 . $250 to open if you will be making quarterly investments

If you buy shares by check and subsequently sell the shares, SDC will not send your proceeds until your check clears, which could take up to 15 calendar days from the date of your purchase.

You will be sent a statement confirming your purchase, and any subsequent transactions in your account. You will also be sent quarterly and annual statements detailing your transactions in the Fund and the other Seligman funds you own under the same account number. Duplicate quarterly account statements for the current year and duplicate annual statements for the most recent prior calendar year will be sent to you free of charge for the current year and most recent prior year. Copies of year-end statements for prior years are available for a fee of $10 per year, per account, with a maximum charge of $150 per account. Send your request and a check for the fee to SDC.

Share certificates representing shares of a Fund are no longer issued. Any further purchases of shares (whether by further subscription or in connection with the exercise of exchange privileges) will be recorded in book-entry form only. However, if a share certificate has been previously issued to a shareholder, the shareholder will be required to deliver the share certificate to SDC, as a shareholder servicing agent, before a request for redemption or exchange of shares evidenced by that share certificate will be processed.

If you want to be able to buy, sell, or exchange shares by telephone, you should complete an application when you open your account. This will prevent you from having to complete a supplemental election form (which may require a medallion signature guarantee) at a later date.

How to Buy Additional Shares


After you have made your initial investment, there are many options available to make additional purchases of Fund shares. Subsequent purchases for non-retirement accounts must be for $100 or more.


Shares may be purchased through an authorized dealer or your financial advisor, or you may send a check directly to SDC. Please provide either an investment slip or a note that provides your name(s), Fund name and account number. Unless you indicate otherwise, your investment will be made in the Class you already own. Send investment checks to:

Seligman Data Corp.
P.O. Box 9766
Providence, RI 02940-9766

Your check must be in US dollars and be drawn on a US bank. You may not use cash, checks made payable to cash, third party checks, traveler's checks or credit card convenience checks for investment.

You may also use the following account services to make additional investments:


Invest-A-Check(R). You may buy Fund shares electronically from a savings or checking account of an Automated Clearing House ("ACH") member bank. If your bank is not a member of ACH, the Fund will debit your checking account by preauthorized checks. You may buy Fund shares at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you use Invest-A-Check(R), you must continue to make automatic investments until the Fund's minimum initial investment of $1,000 is met or your account may be closed.


Automatic Dollar-Cost-Averaging. If you have at least $5,000 in Seligman Cash Management Fund, you may exchange uncertificated shares of that Fund to buy shares of the same class of another Seligman mutual fund at regular monthly intervals in fixed amounts of $100 or more, or regular quarterly intervals in fixed amounts of $250 or more. If you exchange Class A shares or Class C shares, you may pay an initial sales charge to buy Fund shares.


Automatic CD Transfer. You may instruct your bank to invest the proceeds of a maturing bank certificate of deposit ("CD") in shares of a Fund. If you wish to use this service, contact SDC or an authorized dealer or your financial advisor to obtain the necessary forms. Because your bank may charge you a penalty, it is not normally advisable to withdraw CD assets before maturity.


Dividends From Other Investments. You may have your dividends from other companies paid to the Fund. (Dividend checks must include your name, account number, Fund name and Class of shares and be drawn in an amount of $100 or more.)


Direct Deposit. You may buy Fund shares electronically with funds from your employer, the IRS or any other institution that provides direct deposit. Call SDC for more information.



The Fund may permit investments that are lower than the investment minimums described in this Prospectus for those employees whose employers permit investments in the Seligman Group of Funds via a direct deposit through a payroll deduction program.






How to Exchange Shares Among the Seligman Mutual Funds

You may sell Fund shares to buy shares of the same Class of another Seligman mutual fund, or you may sell shares of another Seligman mutual fund to buy these Fund shares. Exchanges will be made at each Fund's respective NAV. You will not pay an initial sales charge when you exchange, unless you exchange Class A shares or Class C shares of Seligman Cash Management Fund to buy shares of the same class of a Fund or another Seligman mutual fund.

Only your dividend and capital gain distribution options and telephone services will be automatically carried over to any new fund account. If you wish to carry over any other account options (for example, Invest-A-Check(R) or Systematic Withdrawals) to the new fund, you must specifically request so at the time of your exchange.


If you exchange into a new fund, you must exchange enough to meet the new fund's required minimum initial investment. Before making an exchange, contact an authorized dealer or your financial advisor or SDC to obtain the applicable fund prospectus(es). You should read and understand a fund's prospectus before investing. Some funds may not offer all Classes of shares.


How to Sell Shares

The easiest way to sell Fund shares is by phone. If you have telephone services, you may be able to use this service to sell Fund shares. Restrictions apply to certain types of accounts. Please see "Important Policies That May Affect Your Account."

When you sell Fund shares by phone, a check for the proceeds is sent to your address of record. If you have current ACH bank information on file, you may have the proceeds of the sale of your Fund shares directly deposited into your bank account (typically, 3-4 business days after your shares are sold).

You may sell shares to the Fund through an authorized dealer or your financial advisor. The Fund does not charge any fees or expenses, other than any applicable CDSC, for this transaction; however, the authorized dealer or financial advisor may charge a service fee. Contact an authorized dealer or your financial advisor for more information.


You may always send a written request to sell Fund shares; however, it may take longer to get your money. To protect you and a Fund, if your written redemption request is for $25,000 or more, SDC will seek telephone confirmation from you, an authorized dealer or your financial advisor before sending any money. If the proceeds are: (1) $50,000 or more; (2) to be paid to someone other than the account owner; (3) to be mailed to an address other than your address of record; (4) requested in connection with an address change; or (5) requested within 30 days of an address change on the account, then before sending any money, the Fund will require:



..  A signed, written redemption request;


..  Telephone confirmation; and


..  A medallion signature guarantee.


Confirmations will not affect the date on which your redemption request is actually processed, but they may delay the payment of proceeds.


  MEDALLION SIGNATURE GUARANTEE:


  Protects you and each Fund from fraud. It is an assurance that the signature is genuine. A Medallion Signature Guarantee from The New York Stock Exchange, Inc. Medallion Signature Guarantee Program, The Securities Transfer Agents Medallion Program and The Stock Exchanges Medallion Program are acceptable. These guarantees are the leading signature guarantee programs recognized by most major financial services associations throughout the United States and Canada, and are endorsed by the Securities Transfer Association. Non-medallion signature guarantees or notarization by a notary public are not acceptable forms of signature guarantees.


You may need to provide additional documents to sell Fund shares if you are:

..  a corporation;
..  an executor or administrator;
..  a trustee or custodian; or
..  in a retirement plan.

If your Fund shares are represented by certificates, you will need to surrender the certificates to SDC before you sell your shares.

Contact an authorized dealer or your financial advisor or SDC's Shareholder Services Department for information on selling your Fund shares under any of the above circumstances.

You may also use the following account services to sell Fund shares:

Systematic Withdrawal Plan. If you have at least $5,000 in a Fund, you may withdraw (sell) a fixed dollar amount (minimum of $50) of uncertificated shares at regular intervals. A check will be sent to you at your address of record or, if you have current ACH bank information on file, you may have your payments directly deposited to your predesignated bank account, generally within 2 business days after your shares are sold. If you bought $1,000,000 or more of Class A shares without an initial sales charge, your withdrawals may be subject to a 1% CDSC if they occur within 18 months of purchase. If you own Class C shares or Class D shares and reinvest your dividends and capital gain distributions, you may annually withdraw 10% of the value of your Fund account (at the time of election) without a CDSC.

Check Redemption Service. If you have at least $25,000 in a Fund, you may ask SDC to provide checks which may be drawn against your account in amounts of $500 or more. You can elect this service on your initial application or contact SDC for the appropriate forms to establish this service. If you own Class A shares that were bought at NAV because of the size of your purchase, check redemptions may be subject to a CDSC. If you own Class C or Class D shares, you may use this service only with respect to shares that you have held for at least one year or eighteen months, respectively.

Important Policies That May Affect Your Account

To protect you and other shareholders, each Fund reserves the right to:


.. Refuse an exchange request if the amount you wish to exchange equals or exceeds the lesser of $1,000,000 or 1% of a Fund's net assets;




..  Refuse any request to buy Fund shares;

..  Reject any request received by telephone;

..  Suspend or terminate telephone services;

..  Reject a medallion signature guarantee that SDC believes may be fraudulent;

.. Close your fund account if its value falls below $500, although the Funds generally will not close an account that falls below $500 as a result of a market decline. The Funds will notify you in writing at least 30 days before closing the account;


.. Close your account if it does not have a certified taxpayer identification number; or


.. Request additional information to close your account to the extent required or permitted by applicable law or regulations, including those related to the prevention of money laundering.

Telephone Services
You, an authorized dealer or your financial advisor will be able to place the following requests by telephone, unless you indicate on your account application that you do not want telephone services:

.. Sell uncertificated shares (up to $50,000 per day, payable to account owner(s) and mailed to address of record);

..  Exchange shares between funds;

..  Change dividend and/or capital gain distribution options;

..  Change your address;

..  Establish systematic withdrawals to address of record.

If you do not complete an account application when you open your account, telephone services must be elected on a supplemental election form (which may require a medallion signature guarantee).

Restrictions apply to certain types of accounts:

.. Trust accounts on which the current trustee is not listed may not sell Fund shares by phone;

..  Corporations may not sell Fund shares by phone;

..  IRAs may only exchange Fund shares or request address changes by phone;

.. Group retirement plans may not sell Fund shares by phone; plans that allow participants to exchange by phone must provide a letter of authorization signed by the plan custodian or trustee and provide a supplemental election form signed by all plan participants.

Unless you have current ACH bank information on file, you will not be able to sell Fund shares by phone within 30 days following an address change.

Your telephone request must be communicated to an SDC representative. You may not request any phone transactions via the automated access line.

You may cancel telephone services at any time by sending a written request to SDC. Each account owner, by accepting or adding telephone services, authorizes each of the other owners to make requests by phone. An authorized dealer or your financial advisor may not establish telephone services without your written authorization. SDC will send written confirmation to the address of record when telephone services are added or terminated.

During times of heavy call volume, you may not be able to get through to SDC by phone to request a sale or exchange of Fund shares. In this case, you may need to send written instructions, and it may take longer for your request to be processed. A Fund's NAV may fluctuate during this time.

The Funds and SDC will not be liable for processing requests received by phone as long as it was reasonable to believe that the request was genuine. The Funds and SDC will employ reasonable procedures to confirm whether instructions received by telephone are genuine, and, if they do not, they may be liable for any losses due to unauthorized or fraudulent instructions.

Reinstatement Privilege
If you sell Fund shares, you may, within 120 calendar days, use part or all of the proceeds to buy shares of a Fund or another Seligman mutual fund (reinstate your investment) without paying an initial sales charge or, if you paid a CDSC when you sold your shares, receiving a credit for the applicable CDSC paid. This privilege is available only once each calendar year. Contact an authorized dealer or your financial advisor for more information. You should consult your tax advisor concerning possible tax consequences of exercising this privilege.

Dividends and Capital Gain Distributions


Each Fund generally declares dividends from its net investment income daily and pays dividends on the 17th of each month. If the 17th day of the month falls on a weekend or on a NYSE holiday, dividends will be paid on the previous business day. The Funds distribute any net capital gains realized on investments annually. It is expected that the Funds' distributions will be primarily income dividends. The National Fund and Minnesota Fund have substantial capital loss carryforwards that are available for offset against future net capital gains, expiring in various amounts through 2010 and 2011, respectively. Accordingly, no capital gains distributions are expected to be paid to shareholders until net capital gains have been realized in excess of the available capital loss carryforwards.


You may elect to:

(1)reinvest both dividends and capital gain distributions;

(2)receive dividends in cash and reinvest capital gain distributions; or

(3)receive both dividends and capital gain distributions in cash.

Your dividends and capital gain distributions will be reinvested if you do not instruct otherwise.

If you want to change your election, you may write SDC at the address listed on the back cover of this Prospectus or, if you have telephone services, you, an authorized dealer or your financial advisor may call SDC. Your request must be received by SDC before the record date to be effective for that dividend or capital gain distribution.

Cash dividends or capital gain distributions will be sent by check to your address of record or, if you have current ACH bank information on file, directly deposited into your predesignated bank account, generally within 2 business days from the payable date.

  DIVIDEND:
  A payment by a mutual fund, usually derived from the fund's net investment income (dividends and interest earned on portfolio securities less expenses).

  CAPITAL GAIN DISTRIBUTION:
  A payment to mutual fund shareholders which represents profits realized on the sale of securities in a Fund's portfolio.

  EX-DIVIDEND DATE:
  The day on which any declared distributions (dividends or capital gains) are deducted from the Fund's assets before it calculates its NAV.


Dividends and capital gain distributions are reinvested to buy additional Fund shares on the payable date using the NAV of the payable date.

Dividends on Class C shares and Class D shares will be lower than the dividends on Class A shares as a result of their higher 12b-1 fees. Capital gain distributions, if any, will be paid in the same amount for each Class.


Frequent Trading of Fund Shares





As a matter of policy, each Fund discourages frequent trading of its shares. In this regard, the Board of Directors of each of the Seligman Municipal Fund Series, Seligman Municipal Series Trust, the New Jersey Fund, and the Pennsylvania Fund has adopted written policies and procedures that, subject to the limitations set forth below, are designed to deter frequent trading that may be disruptive to the management of a Fund's portfolio. If any Fund, Seligman Advisors, the Funds' distributor, or SDC, the Funds' shareholder service agent (referred to collectively below as the "Seligman Parties") determine that you have exchanged more than twice from a Fund in any three-month period, you will not be permitted to engage in further exchange activity in such Fund for 90 days. The Seligman Parties may under certain circumstances also refuse initial or additional purchases of a Fund's shares by any person for any reason, including if that person is believed to be engaging, or suspected of engaging, in trading of fund shares in excess of the guidelines noted above. In addition, the Seligman Parties may under certain circumstances refuse to accept exchange requests for accounts of any person that has had a previous pattern (even if involving a different fund in the Seligman Group) of trading in excess of the guidelines noted above. Furthermore, if you purchase shares of a Fund through a financial intermediary, your ability to purchase or exchange shares of a Fund could be limited if your account is associated with a person (e.g., broker or financial advisor) previously identified by the Seligman Parties as engaging in trading activity in excess of the guidelines noted above. The Funds' policies do not permit exceptions to be granted, and the policies are, to the extent possible, applied uniformly to all accounts where beneficial ownership has been ascertained.



Shareholders and their financial intermediaries seeking to engage in excessive trading practices may deploy a variety of strategies to avoid detection, and, despite the efforts of the Seligman Parties to prevent excessive trading, there is no guarantee that the Seligman Parties will be able to identify such shareholders or curtail their trading practices. The ability of the Seligman Parties to detect and curtail excessive trading practices may also be limited by operational systems and technological limitations and hindered by financial intermediaries purposefully or unwittingly facilitating these practices. In addition, each Fund receives purchase, exchange and redemption orders through financial intermediaries, some of whom hold shares through omnibus accounts, and the Seligman Parties will not, under most circumstances, know of or be able to reasonably detect excessive trading which may occur through these financial intermediaries. Omnibus account arrangements and their equivalents (e.g., bank trust accounts and retirement plans) are a com-mon form of holding shares of funds by many brokers, banks and retirement plan administrators. These arrangements often permit the financial intermediary to aggregate many client transactions and ownership positions and provide each Fund with combined purchase and redemption orders. In these circumstances, the Seligman Parties may not know the identity of particular shareholders or beneficial owners or whether particular purchase or sale orders were placed by the same shareholder or beneficial owner. A substantial percentage of shares of each Fund may be held through omnibus accounts and their equivalents.



To the extent that the efforts of the Seligman Parties are unable to eliminate excessive trading practices in a Fund, these practices may interfere with the efficient management of such Fund's portfolio, hinder such Fund's ability to pursue its investment objective and may reduce the returns of long-term shareholders. Additionally, these practices may result in a Fund engaging in certain activities to a greater extent then it otherwise would, such as maintaining higher cash balances, using its line of credit to a greater extent and engaging in additional portfolio transactions. Increased portfolio transactions and use of the line of credit could correspondingly increase a Fund's operating costs and decrease a Fund's investment performance. Maintenance of a higher level of cash balances necessary to meet frequent redemptions could likewise result in lower a Fund's investment performance during periods of rising markets.


Taxes

Each Fund intends to pay dividends that are primarily exempt from regular federal income taxes and (except for National Fund) regular personal income taxes in its respective state. A Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Accordingly, a portion of dividends paid by the Funds that are not otherwise exempt generally are taxable to you as ordinary income. Income exempt from federal tax may be subject to state and local tax.

Any capital gains distributed by a Fund may be taxable, whether you take them in cash or reinvest them to buy additional Fund shares. Capital gains may be taxed at different rates depending on the length of time a Fund holds its assets.

When you sell Fund shares, any gain or loss you realize will generally be treated as a long-term capital gain or loss if you held your shares for more than one year, or as a short-term capital gain or loss if you held your shares for one year or less. However, if you sell Fund shares on which an exempt interest dividend is paid and you held the shares for six months or less, any loss you realize will be disallowed to the extent of the exempt interest dividend. Further, if you sell Fund shares on which a long-term capital gain distribution has been received and you held the shares for six months or less, any loss you realize, to the extent not disallowed pursuant to the immediate preceding sentence, will be treated as a long-term capital loss to the extent of the long-term capital gain distribution.

An exchange of Fund shares is a sale and may result in a gain or loss for federal income tax purposes.

Each January, you will be sent information on the tax status of any distributions made during the previous calendar year. If you would like more specific information on the possible tax consequences of investing in a particular Fund, you should read that Fund's Statement of Additional Information. However, because each shareholder's situation is unique, you should always consult your tax advisor concerning the effect income taxes may have on your individual investment.

Financial Highlights


The tables below are intended to help you understand the financial performance of each Fund's Classes for the past five years or from inception, if less than five years. Certain information reflects financial results for a single share of a Class that was held throughout the periods shown. "Total return" shows the rate that you would have earned (or lost) on an investment in a Fund, assuming you reinvested all of your dividends and capital gain distributions. Total returns do not reflect any sales charges or taxes investors may incur on distributions or on the redemption of shares, and are not annualized for
periods of less than one year. [          ], independent auditors, have audited
this information. Their reports, along with the Funds' financial statements, are included in each Fund's Annual Report, which is available upon request.


NATIONAL FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004        2003   2002OO     2001     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $  8.05  $  7.98  $  7.65  $  7.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.33     0.37     0.37     0.39
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                (0.07)    0.06     0.33    (0.03)
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.26     0.43     0.70     0.36
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.33)   (0.36)   (0.37)   (0.39)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                   --       --       --       --
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.33)   (0.36)   (0.37)   (0.39)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $  7.98  $  8.05  $  7.98  $  7.65
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     3.29%    5.62%    9.36%    4.88%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $86,905  $89,243  $89,117  $87,583
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           0.95%    0.89%    0.91%    0.87%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              4.14%    4.64%    4.74%    5.18%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           7.04%    6.97%   20.58%    6.54%
-------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS C                                                                 2004       2003  2002OO     2001    2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $ 8.05  $ 7.98  $  7.65  $ 7.68
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                           0.26    0.30     0.30    0.32
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               (0.07)   0.06     0.33   (0.03)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  0.19    0.36     0.63    0.29
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                           (0.26)  (0.29)   (0.30)  (0.32)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                  --      --       --      --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                              (0.26)  (0.29)   (0.30)  (0.32)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $ 7.98  $ 8.05  $  7.98  $ 7.65
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                    2.36%   4.67%    8.38%   3.94%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                        $5,446  $5,903  $ 3,029  $1,056
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          1.85%   1.79%    1.81%   1.77%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             3.24%   3.74%    3.84%   4.28%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          7.04%   6.97%   20.58%   6.54%
----------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                 2004       2003  2002OO     2001    2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $ 8.05  $ 7.98  $  7.65  $ 7.68
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                           0.26    0.30     0.30    0.32
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               (0.07)   0.06     0.33   (0.03)
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  0.19    0.36     0.63    0.29
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                           (0.26)  (0.29)   (0.30)  (0.32)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                  --      --       --      --
----------------------------------------------------------------------------------------------------------------
Total distributions                                                              (0.26)  (0.29)   (0.30)  (0.32)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $ 7.98  $ 8.05  $  7.98  $ 7.65
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                    2.36%   4.67%    8.38%   3.94%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $2,942  $4,059  $ 3,547  $3,839
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          1.85%   1.79%    1.81%   1.77%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             3.24%   3.74%    3.84%   4.28%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          7.04%   6.97%   20.58%   6.54%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

CALIFORNIA HIGH-YIELD FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004        2003   2002OO     2001     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $  6.74  $  6.63  $  6.33  $  6.28
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.28     0.29     0.30     0.32
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                (0.12)    0.13     0.30     0.13
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.16     0.42     0.60     0.45
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.28)   (0.29)   (0.30)   (0.32)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                (0.03)   (0.02)      --    (0.08)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.31)   (0.31)   (0.30)   (0.40)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $  6.59  $  6.74  $  6.63  $  6.33
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     2.48%    6.50%    9.74%    7.49%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $38,798  $51,011  $50,239  $47,915
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           0.88%    0.84%    0.70%    0.71%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              4.24%    4.41%    4.69%    5.23%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           4.43%   11.72%    2.95%    5.20%
-------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           0.98%    0.94%    0.95%    0.91%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              4.14%    4.31%    4.44%    5.04%
-------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS C                                                                 2004        2003   2002OO     2001     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $  6.75  $  6.64  $  6.34  $  6.29
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.22     0.23     0.25     0.27
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                (0.12)    0.13     0.30     0.13
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.10     0.36     0.55     0.40
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.22)   (0.23)   (0.25)   (0.27)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                (0.03)   (0.02)      --    (0.08)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.25)   (0.25)   (0.25)   (0.35)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  6.60  $  6.75  $  6.64  $  6.34
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     1.56%    5.57%    8.74%    6.53%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                        $ 3,482  $ 3,457  $ 3,293  $ 1,546
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           1.78%    1.74%    1.60%    1.61%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              3.34%    3.51%    3.79%    4.33%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           4.43%   11.72%    2.95%    5.20%
-------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           1.88%    1.84%    1.85%    1.81%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              3.24%    3.41%    3.54%    4.13%
-------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                 2004       2003   2002OO    2001    2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $ 6.75  $  6.64  $ 6.34  $ 6.29
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                           0.22     0.23    0.25    0.27
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               (0.12)    0.13    0.30    0.13
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  0.10     0.36    0.55    0.40
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                           (0.22)   (0.23)  (0.25)  (0.27)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                               (0.03)   (0.02)     --   (0.08)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                              (0.25)   (0.25)  (0.25)  (0.35)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $ 6.60  $  6.75  $ 6.64  $ 6.34
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                    1.56%    5.57%   8.74%   6.53%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $4,832  $ 5,419  $5,938  $5,880
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          1.78%    1.74%   1.60%   1.61%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             3.34%    3.51%   3.79%   4.33%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          4.43%   11.72%   2.95%   5.20%
----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          1.88%    1.84%   1.85%   1.81%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             3.24%    3.41%   3.54%   4.13%
----------------------------------------------------------------------------------------------------------------


CALIFORNIA QUALITY FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  7.04  $  6.90  $  6.53  $  6.42
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.27     0.29     0.30     0.30
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.16)    0.20     0.39     0.18
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.11     0.49     0.69     0.48
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.27)   (0.29)   (0.30)   (0.30)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                --    (0.06)   (0.02)   (0.07)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.27)   (0.35)   (0.32)   (0.37)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  6.88  $  7.04  $  6.90  $  6.53
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  1.63%    7.29%   10.72%    7.95%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $61,566  $74,713  $74,585  $70,905
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.93%    0.87%    0.87%    0.87%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.96%    4.23%    4.42%    4.83%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        1.43%    6.40%   19.83%    1.33%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS C                                                                 2004    2003  2002OO     2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 7.01  $ 6.88  $  6.51  $ 6.40
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.21    0.23     0.24    0.25
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.16)   0.18     0.39    0.18
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.05    0.41     0.63    0.43
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.21)  (0.22)   (0.24)  (0.25)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                               --   (0.06)   (0.02)  (0.07)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.21)  (0.28)   (0.26)  (0.32)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 6.85  $ 7.01  $  6.88  $ 6.51
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 0.72%   6.20%    9.81%   7.00%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $5,772  $5,067  $ 1,952  $  204
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.83%   1.77%    1.77%   1.77%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.06%   3.33%    3.52%   3.93%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       1.43%   6.40%   19.83%   1.33%
-------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                 2004    2003  2002OO     2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $ 7.01  $ 6.88  $  6.51  $ 6.40
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.21    0.23     0.24    0.25
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.16)   0.18     0.39    0.18
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.05    0.41     0.63    0.43
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.21)  (0.22)   (0.24)  (0.25)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                               --   (0.06)   (0.02)  (0.07)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.21)  (0.28)   (0.26)  (0.32)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $ 6.85  $ 7.01  $  6.88  $ 6.51
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 0.72%   6.20%    9.81%   7.00%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $1,512  $1,956  $ 3,344  $3,666
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.83%   1.77%    1.77%   1.77%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.06%   3.33%    3.52%   3.93%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       1.43%   6.40%   19.83%   1.33%
-------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

COLORADO FUND


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS A                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  7.69  $  7.47  $  7.02  $  7.10
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.31     0.32     0.34     0.35
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.06)    0.23     0.45    (0.03)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.25     0.55     0.79     0.32
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.30)   (0.32)   (0.34)   (0.35)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)   (0.01)      --    (0.05)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.31)   (0.33)   (0.34)   (0.40)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  7.63  $  7.69  $  7.47  $  7.02
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.38%    7.60%   11.44%    4.64%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $38,560  $39,155  $37,429  $37,358
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       0.99%    0.96%    0.94%    0.91%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          4.05%    4.31%    4.63%    4.99%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       4.10%    9.45%   11.31%    8.81%
---------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS C                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  7.68  $  7.46  $  7.02  $  7.09
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.24     0.25     0.28     0.28
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.05)    0.23     0.44    (0.02)
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.19     0.48     0.72     0.26
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.24)   (0.25)   (0.28)   (0.28)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)   (0.01)      --    (0.05)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.25)   (0.26)   (0.28)   (0.33)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  7.62  $  7.68  $  7.46  $  7.02
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.46%    6.59%   10.39%    3.86%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $   205  $   169  $    96  $    76
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.89%    1.86%    1.84%    1.81%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.15%    3.41%    3.73%    4.09%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       4.10%    9.45%   11.31%    8.81%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    ----------------------------------------
CLASS D                                                                2004    2003  2002OO     2001    2000
------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $ 7.68  $ 7.46  $  7.02  $ 7.09
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                       0.24    0.25     0.28    0.28
------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)           (0.05)   0.23     0.44   (0.02)
------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.19    0.48     0.72    0.26
------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                       (0.24)  (0.25)   (0.28)  (0.28)
------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                           (0.01)  (0.01)      --   (0.05)
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.25)  (0.26)   (0.28)  (0.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $ 7.62  $ 7.68  $  7.46  $ 7.02
------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                2.46%   6.59%   10.39%   3.86%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $  276  $  461  $   609  $  505
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.89%   1.86%    1.84%   1.81%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                         3.15%   3.41%    3.73%   4.09%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      4.10%   9.45%   11.31%   8.81%
------------------------------------------------------------------------------------------------------------


FLORIDA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.08  $  7.88  $  7.48  $  7.41
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.32     0.34     0.36     0.37
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)              0.01     0.20     0.43     0.11
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.33     0.54     0.79     0.48
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.32)   (0.34)   (0.36)   (0.37)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.01)      --    (0.03)   (0.04)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.33)   (0.34)   (0.39)   (0.41)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  8.08  $  8.08  $  7.88  $  7.48
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  4.16%    7.08%   10.78%    6.78%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $34,131  $37,513  $36,695  $34,949
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.00%    0.94%    0.70%    0.72%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.98%    4.37%    4.70%    5.08%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       12.51%   10.19%    9.57%   12.68%
----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.15%    1.09%    1.08%    1.09%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.83%    4.22%    4.32%    4.71%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS C                                                                2004     2003   2002OO    2001     2000
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  8.10  $  7.90  $ 7.50  $  7.43
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.26     0.29    0.31     0.32
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               --     0.19    0.43     0.11
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.26     0.48    0.74     0.43
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.26)   (0.28)  (0.31)   (0.32)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)      --   (0.03)   (0.04)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.27)   (0.28)  (0.34)   (0.36)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  8.09  $  8.10  $ 7.90  $  7.50
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.24%    6.26%   9.97%    5.98%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $ 4,686  $ 3,839  $2,274  $   699
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.75%    1.69%   1.45%    1.47%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.23%    3.62%   3.95%    4.33%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      12.51%   10.19%   9.57%   12.68%
--------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.90%    1.84%   1.83%    1.84%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.08%    3.47%   3.57%    3.96%
--------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                2004     2003   2002OO    2001     2000
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.10  $  7.90  $ 7.50  $  7.43
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.26     0.29    0.31     0.32
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             0.01     0.19    0.43     0.11
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.27     0.48    0.74     0.43
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.26)   (0.28)  (0.31)   (0.32)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)      --   (0.03)   (0.04)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.27)   (0.28)  (0.34)   (0.36)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  8.10  $  8.10  $ 7.90  $  7.50
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.37%    6.26%   9.97%    5.98%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $ 1,567  $ 1,904  $1,811  $ 1,463
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.75%    1.69%   1.45%    1.47%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.23%    3.62%   3.95%    4.33%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      12.51%   10.19%   9.57%   12.68%
--------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.90%    1.84%   1.83%    1.84%
--------------------------------------------------------------------------------------------------------------
Ratio of net income to average net assets                                     3.08%    3.47%   3.57%    3.96%
--------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

GEORGIA FUND


                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                    -   --------------------------------------------
CLASS A                                                                     2004     2003   2002OO     2001     2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                               $  8.10  $  7.89  $  7.64  $  7.75
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                             0.33     0.35     0.36     0.37
--------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                 (0.06)    0.22     0.29     0.06
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    0.27     0.57     0.65     0.43
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                             (0.33)   (0.35)   (0.36)   (0.37)
--------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                 (0.03)   (0.01)   (0.04)   (0.17)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (0.36)   (0.36)   (0.40)   (0.54)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                     $  8.01  $  8.10  $  7.89  $  7.64
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                      3.48%    7.47%    8.68%    5.95%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                           $35,086  $38,306  $38,355  $37,423
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                            0.97%    0.89%    0.95%    0.91%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                               4.16%    4.44%    4.56%    4.96%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               --   13.66%       --    9.57%
--------------------------------------------------------------------------------------------------------------------

                                                                                  YEAR ENDED SEPTEMBER 30,
                                                                    -   --------------------------------------------
CLASS C                                                                     2004     2003   2002OO     2001     2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                             $  8.12  $  7.91  $  7.66  $  7.76
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                             0.26     0.28     0.29     0.30
--------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                 (0.07)    0.22     0.29     0.07
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                    0.19     0.50     0.58     0.37
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                             (0.26)   (0.28)   (0.29)   (0.30)
--------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                 (0.03)   (0.01)   (0.04)   (0.17)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                                (0.29)   (0.29)   (0.33)   (0.47)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                   $  8.02  $  8.12  $  7.91  $  7.66
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                      2.42%    6.49%    7.71%    5.15%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                         $   620  $   600  $   383  $   246
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                            1.87%    1.79%    1.85%    1.81%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                               3.26%    3.54%    3.66%    4.06%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               --   13.66%       --    9.57%
--------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                 2004       2003   2002OO    2001    2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $ 8.12  $  7.91  $ 7.66  $ 7.76
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                           0.26     0.28    0.29    0.30
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               (0.06)    0.22    0.29    0.07
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                  0.20     0.50    0.58    0.37
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                           (0.26)   (0.28)  (0.29)  (0.30)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                               (0.03)   (0.01)  (0.04)  (0.17)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                              (0.29)   (0.29)  (0.33)  (0.47)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $ 8.03  $  8.12  $ 7.91  $ 7.66
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                    2.55%    6.49%   7.71%   5.15%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $1,658  $ 2,010  $1,991  $2,129
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                          1.87%    1.79%   1.85%   1.81%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                             3.26%    3.54%   3.66%   4.06%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             --   13.66%      --   9.57%
----------------------------------------------------------------------------------------------------------------


LOUISIANA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.41  $  8.15  $  7.80  $  7.81
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.36     0.37     0.38     0.39
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.12)    0.26     0.37     0.04
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.24     0.63     0.75     0.43
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.35)   (0.37)   (0.38)   (0.39)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.03)      --    (0.02)   (0.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.38)   (0.37)   (0.40)   (0.44)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  8.27  $  8.41  $  8.15  $  7.80
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  3.03%    7.94%    9.77%    5.70%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $46,181  $49,356  $49,267  $47,099
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.94%    0.87%    0.89%    0.88%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           4.33%    4.56%    4.71%    5.10%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           --   11.19%    4.99%       --
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS C                                                                 2004    2003   2002OO    2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 8.41  $  8.15  $ 7.80  $ 7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.28     0.30    0.30    0.32
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.11)    0.25    0.37    0.05
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.17     0.55    0.67    0.37
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.28)   (0.29)  (0.30)  (0.32)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.03)      --   (0.02)  (0.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.31)   (0.29)  (0.32)  (0.37)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 8.27  $  8.41  $ 8.15  $ 7.80
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.11%    6.98%   8.78%   4.88%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $  687  $   769  $  873  $  581
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.84%    1.77%   1.79%   1.78%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.43%    3.66%   3.81%   4.20%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          --   11.19%   4.99%      --
-------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                 2004    2003   2002OO    2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $ 8.41  $  8.15  $ 7.80  $ 7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.28     0.30    0.30    0.32
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.11)    0.25    0.37    0.05
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.17     0.55    0.67    0.37
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.28)   (0.29)  (0.30)  (0.32)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.03)      --   (0.02)  (0.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.31)   (0.29)  (0.32)  (0.37)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $ 8.27  $  8.41  $ 8.15  $ 7.80
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.11%    6.98%   8.78%   4.88%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $  843  $ 1,123  $  970  $  721
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.84%    1.77%   1.79%   1.78%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.43%    3.66%   3.81%   4.20%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          --   11.19%   4.99%      --
-------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

MARYLAND FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004        2003   2002OO        2001     2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $  8.27  $  8.08     $  7.79  $  7.79
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.32     0.36        0.39     0.39
----------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                (0.14)    0.22        0.29       --
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.18     0.58        0.68     0.39
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.31)   (0.36)      (0.39)   (0.39)
----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                (0.09)   (0.03)         --       --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.40)   (0.39)      (0.39)   (0.39)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $  8.05  $  8.27     $  8.08  $  7.79
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     2.29%    7.33%       8.83%    5.26%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $45,239  $47,787     $46,234  $48,042
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           0.96%    0.90%       0.91%    0.91%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              3.92%    4.47%       4.82%    5.10%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          10.98%   19.30%          --    9.76%
----------------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS C                                                                 2004        2003   2002OO        2001     2000
----------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                            $  8.29  $  8.09     $  7.80  $  7.80
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.24     0.29        0.32     0.32
----------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                (0.14)    0.23        0.29       --
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.10     0.52        0.61     0.32
----------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.24)   (0.29)      (0.32)   (0.32)
----------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                (0.09)   (0.03)         --       --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.33)   (0.32)      (0.32)   (0.32)
----------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $  8.06  $  8.29     $  8.09  $  7.80
----------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     1.25%    6.49%       7.86%    4.32%
----------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                        $   444  $   480     $   417  $   161
----------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           1.86%    1.80%       1.81%    1.81%
----------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              3.02%    3.57%       3.92%    4.20%
----------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                          10.98%   19.30%          --    9.76%
----------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                2004     2003   2002OO    2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.29  $  8.09  $ 7.80  $ 7.80
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.24     0.29    0.32    0.32
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.14)    0.23    0.29      --
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.10     0.52    0.61    0.32
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.24)   (0.29)  (0.32)  (0.32)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.09)   (0.03)     --      --
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.33)   (0.32)  (0.32)  (0.32)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  8.06  $  8.29  $ 8.09  $ 7.80
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 1.25%    6.49%   7.86%   4.32%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $ 2,291  $ 2,352  $2,216  $2,179
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.86%    1.80%   1.81%   1.81%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.02%    3.57%   3.92%   4.20%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      10.98%   19.30%      --   9.76%
-------------------------------------------------------------------------------------------------------------


MASSACHUSETTS FUND


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS A                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.38  $  8.01  $  7.48  $  7.47
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.33     0.35     0.35     0.36
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.05)    0.37     0.53     0.07
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.28     0.72     0.88     0.43
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.32)   (0.35)   (0.35)   (0.36)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                               --       --       --    (0.06)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.32)   (0.35)   (0.35)   (0.42)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  8.34  $  8.38  $  8.01  $  7.48
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.48%    9.28%   12.01%    5.97%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $83,379  $87,225  $85,336  $81,487
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       0.92%    0.86%    0.89%    0.86%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.96%    4.42%    4.52%    4.95%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       2.42%    5.74%    5.09%   22.46%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                  YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------
CLASS C                                      2004       2003  2002OO     2001     2000
--------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------
Net asset value, beginning of period                 $ 8.37  $ 8.01  $  7.48  $  7.47
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                 0.25    0.28     0.28     0.29
--------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)                     (0.03)   0.36     0.53     0.07
--------------------------------------------------------------------------------------
Total from investment operations                       0.22    0.64     0.81     0.36
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                 (0.25)  (0.28)   (0.28)   (0.29)
--------------------------------------------------------------------------------------
 Distributions from capital gains                        --      --       --    (0.06)
--------------------------------------------------------------------------------------
Total distributions                                   (0.25)  (0.28)   (0.28)   (0.35)
--------------------------------------------------------------------------------------
Net asset value, end of period                       $ 8.34  $ 8.37  $  8.01  $  7.48
--------------------------------------------------------------------------------------
TOTAL RETURN:                                         2.68%   8.17%   11.00%    5.01%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of period (in thousands)             $3,284  $1,513  $ 1,009  $   283
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets               1.82%   1.76%    1.79%    1.76%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                   3.06%   3.52%    3.62%    4.05%
--------------------------------------------------------------------------------------
Portfolio turnover rate                               2.42%   5.74%    5.09%   22.46%
--------------------------------------------------------------------------------------

                                                  YEAR ENDED SEPTEMBER 30,
                                         ------------------------------------------
CLASS D                                      2004       2003  2002OO     2001     2000
--------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------
Net asset value, beginning of year                   $ 8.37  $ 8.01  $  7.48  $  7.47
--------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                                 0.25    0.28     0.28     0.29
--------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)                     (0.03)   0.36     0.53     0.07
--------------------------------------------------------------------------------------
Total from investment operations                       0.22    0.64     0.81     0.36
--------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income                 (0.25)  (0.28)   (0.28)   (0.29)
--------------------------------------------------------------------------------------
 Distributions from capital gains                        --      --       --    (0.06)
--------------------------------------------------------------------------------------
Total distributions                                   (0.25)  (0.28)   (0.28)   (0.35)
--------------------------------------------------------------------------------------
Net asset value, end of year                         $ 8.34  $ 8.37  $  8.01  $  7.48
--------------------------------------------------------------------------------------
TOTAL RETURN:                                         2.68%   8.17%   11.00%    5.01%
--------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------
Net assets, end of year (in thousands)               $1,293  $1,725  $ 1,721  $ 1,436
--------------------------------------------------------------------------------------
Ratio of expenses to average net assets               1.82%   1.76%    1.79%    1.76%
--------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                   3.06%   3.52%    3.62%    4.05%
--------------------------------------------------------------------------------------
Portfolio turnover rate                               2.42%   5.74%    5.09%   22.46%
--------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

MICHIGAN FUND


                                                                                YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------------
CLASS A                                                                 2004      2003    2002OO      2001      2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $   8.64  $   8.47  $   8.11  $   8.04
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                          0.32      0.38      0.40      0.41
--------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               0.04      0.21      0.39      0.10
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 0.36      0.59      0.79      0.51
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                          (0.32)    (0.38)    (0.40)    (0.41)
--------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                              (0.04)    (0.04)    (0.03)    (0.03)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (0.36)    (0.42)    (0.43)    (0.44)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $   8.64  $   8.64  $   8.47  $   8.11
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                   4.24%     7.23%     9.98%     6.62%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $116,487  $123,283  $122,978  $117,241
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         0.91%     0.86%     0.70%     0.70%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                            3.79%     4.51%     4.85%     5.20%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         6.10%     1.66%    11.63%     7.80%
--------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                             0.85%     0.84%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                4.70%     5.06%
--------------------------------------------------------------------------------------------------------------------

                                                                                YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------------
CLASS C                                                                 2004      2003    2002OO      2001      2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $   8.63  $   8.46  $   8.10  $   8.03
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                          0.25      0.30      0.33      0.34
--------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)               0.03      0.21      0.39      0.10
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                 0.28      0.51      0.72      0.44
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                          (0.24)    (0.30)    (0.33)    (0.34)
--------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                              (0.04)    (0.04)    (0.03)    (0.03)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                             (0.28)    (0.34)    (0.36)    (0.37)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $   8.63  $   8.63  $   8.46  $   8.10
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                   3.32%     6.28%     8.99%     5.68%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $    728  $  1,169  $    899  $    356
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                         1.81%     1.76%     1.60%     1.60%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                            2.89%     3.61%     3.95%     4.30%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                         6.10%     1.66%    11.63%     7.80%
--------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                             1.75%     1.74%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                3.80%     4.16%
--------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS D                                                                 2004        2003   2002OO      2001     2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $  8.63  $  8.46  $   8.10  $  8.03
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.25     0.30      0.33     0.34
--------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                 0.03     0.21      0.39     0.10
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.28     0.51      0.72     0.44
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.24)   (0.30)    (0.33)   (0.34)
--------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                (0.04)   (0.04)    (0.03)   (0.03)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.28)   (0.34)    (0.36)   (0.37)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $  8.63  $  8.63  $   8.46  $  8.10
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     3.32%    6.28%     8.99%    5.68%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $ 2,093  $ 1,977  $  2,015  $ 1,605
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           1.81%    1.76%     1.60%    1.60%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              2.89%    3.61%     3.95%    4.30%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           6.10%    1.66%    11.63%    7.80%
--------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                              1.75%    1.74%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                                 3.80%    4.16%
--------------------------------------------------------------------------------------------------------------------

MINNESOTA FUND
                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    ---------------------------------------------
CLASS A                                                                 2004        2003   2002OO      2001     2000
--------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                              $  7.92  $  7.72  $   7.34  $  7.36
--------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                            0.29     0.35      0.34     0.36
--------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)                (0.06)    0.19      0.38     0.02
--------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                   0.23     0.54      0.72     0.38
--------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                            (0.28)   (0.34)    (0.34)   (0.36)
--------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                                   --       --        --    (0.04)
--------------------------------------------------------------------------------------------------------------------
Total distributions                                                               (0.28)   (0.34)    (0.34)   (0.40)
--------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                    $  7.87  $  7.92  $   7.72  $  7.34
--------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                     3.02%    7.20%    10.02%    5.35%
--------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                          $96,175  $99,368   $98,452  $96,475
--------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                           0.93%    0.85%     0.89%    0.87%
--------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                              3.69%    4.49%     4.52%    4.95%
--------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                           9.37%    8.09%     1.02%   12.38%
--------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    ----------------------------------------
CLASS C                                                                2004    2003  2002OO    2001     2000
------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 7.93  $ 7.72  $ 7.34  $  7.36
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                       0.22    0.28    0.28     0.29
------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)           (0.07)   0.20    0.38     0.02
------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.15    0.48    0.66     0.31
------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                       (0.21)  (0.27)  (0.28)   (0.29)
------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                              --      --      --    (0.04)
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.21)  (0.27)  (0.28)   (0.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 7.87  $ 7.93  $ 7.72  $  7.34
------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                1.97%   6.38%   9.04%    4.42%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $  555  $  432  $  275  $    23
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.83%   1.75%   1.79%    1.77%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                         2.79%   3.59%   3.62%    4.05%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      9.37%   8.09%   1.02%   12.38%
------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    ----------------------------------------
CLASS D                                                                2004    2003  2002OO    2001     2000
------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $ 7.93  $ 7.72  $ 7.34  $  7.36
------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                       0.22    0.28    0.28     0.29
------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)           (0.07)   0.20    0.38     0.02
------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.15    0.48    0.66     0.31
------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                       (0.21)  (0.27)  (0.28)   (0.29)
------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                              --      --      --    (0.04)
------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.21)  (0.27)  (0.28)   (0.33)
------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $ 7.87  $ 7.93  $ 7.72  $  7.34
------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                1.97%   6.38%   9.04%    4.42%
------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $1,370  $1,779  $1,575  $ 1,629
------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.83%   1.75%   1.79%    1.77%
------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                         2.79%   3.59%   3.62%    4.05%
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      9.37%   8.09%   1.02%   12.38%
------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

MISSOURI FUND


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS A                                                                2004     2003   2002OO         2001     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.02  $  7.81      $  7.37  $  7.29
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.30     0.34         0.34     0.35
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.06)    0.26         0.47     0.09
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.24     0.60         0.81     0.44
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.30)   (0.34)       (0.34)   (0.35)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.02)   (0.05)       (0.03)   (0.01)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.32)   (0.39)       (0.37)   (0.36)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  7.94  $  8.02      $  7.81  $  7.37
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.98%    7.89%       11.26%    6.19%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $36,409  $38,519      $37,879  $38,529
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       0.97%    0.90%        0.94%    0.93%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.79%    4.37%        4.44%    4.83%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       2.95%    4.04%        5.70%    6.00%
-------------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS C                                                                2004     2003   2002OO         2001     2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  8.02  $  7.81      $  7.37  $  7.29
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
-------------------------------------------------------------------------------------------------------------------
  Net investment income                                                        0.23     0.27         0.27     0.28
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.05)    0.26         0.47     0.09
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.18     0.53         0.74     0.37
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.23)   (0.27)       (0.27)   (0.28)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.02)   (0.05)       (0.03)   (0.01)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.25)   (0.32)       (0.30)   (0.29)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  7.95  $  8.02      $  7.81  $  7.37
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.18%    6.92%       10.27%    5.27%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $    88  $    82      $    75  $    22
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.87%    1.80%        1.84%    1.83%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          2.90%    3.47%        3.54%    3.93%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       2.95%    4.04%        5.70%    6.00%
-------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS D                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.02  $  7.81  $  7.37  $  7.29
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.23     0.27     0.27     0.28
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.05)    0.26     0.47     0.09
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.18     0.53     0.74     0.37
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.23)   (0.27)   (0.27)   (0.28)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.02)   (0.05)   (0.03)   (0.01)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.25)   (0.32)   (0.30)   (0.29)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  7.95  $  8.02  $  7.81  $  7.37
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.18%    6.92%   10.27%    5.27%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $   511  $   600  $   575  $   321
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.86%    1.80%    1.84%    1.83%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          2.90%    3.47%    3.54%    3.93%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       2.95%    4.04%    5.70%    6.00%
---------------------------------------------------------------------------------------------------------------

NEW JERSEY FUND
                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS A                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  7.65  $  7.44  $  7.12  $  7.13
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.29     0.31     0.32     0.33
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.04)    0.22     0.36     0.02
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.25     0.53     0.68     0.35
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.29)   (0.31)   (0.32)   (0.33)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)   (0.01)   (0.04)   (0.03)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.30)   (0.32)   (0.36)   (0.36)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  7.60  $  7.65  $  7.44  $  7.12
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.34%    7.29%    9.77%    5.13%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $46,610  $49,274  $49,182  $46,918
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.13%    1.04%    1.14%    1.12%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.82%    4.23%    4.34%    4.71%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       4.39%   13.02%    1.06%   18.08%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS C                                                                 2004    2003   2002OO    2001     2000
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $ 7.74  $  7.52  $ 7.20  $  7.22
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.23     0.26    0.27     0.28
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.04)    0.23    0.36     0.01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.19     0.49    0.63     0.29
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.23)   (0.26)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)   (0.01)  (0.04)   (0.03)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.24)   (0.27)  (0.31)   (0.31)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $ 7.69  $  7.74  $ 7.52  $  7.20
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.52%    6.54%   8.89%    4.20%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $5,271  $ 5,096  $1,207  $   341
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.90%    1.84%   1.89%    1.87%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.05%    3.44%   3.59%    3.96%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       4.39%   13.02%   1.06%   18.08%
--------------------------------------------------------------------------------------------------------------

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                 2004    2003   2002OO    2001     2000
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $ 7.74  $  7.52  $ 7.20  $  7.22
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
--------------------------------------------------------------------------------------------------------------
  Net investment income                                                        0.23     0.26    0.27     0.28
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.04)    0.23    0.36     0.01
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.19     0.49    0.63     0.29
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.23)   (0.26)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.01)   (0.01)  (0.04)   (0.03)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.24)   (0.27)  (0.31)   (0.31)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $ 7.69  $  7.74  $ 7.52  $  7.20
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.52%    6.54%   8.89%    4.20%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $1,299  $ 1,366  $1,248  $   995
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.90%    1.84%   1.89%    1.87%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.05%    3.44%   3.59%    3.96%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       4.39%   13.02%   1.06%   18.08%
--------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

NEW YORK FUND


                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS A                                      2004     2003   2002OO     2001     2000
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of year                $  8.43  $  8.16  $  7.77  $  7.70
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                               0.34     0.36     0.38     0.39
-------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)                   (0.07)    0.27     0.45     0.08
-------------------------------------------------------------------------------------
Total from investment operations                     0.27     0.63     0.83     0.47
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income               (0.34)   (0.36)   (0.38)   (0.39)
-------------------------------------------------------------------------------------
 Distributions from capital gains                   (0.02)      --    (0.06)   (0.01)
-------------------------------------------------------------------------------------
Total distributions                                 (0.36)   (0.36)   (0.44)   (0.40)
-------------------------------------------------------------------------------------
Net asset value, end of year                      $  8.34  $  8.43  $  8.16  $  7.77
-------------------------------------------------------------------------------------
TOTAL RETURN:                                       3.24%    7.94%   10.90%    6.28%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of year (in thousands)            $80,452  $83,723  $82,482  $69,549
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets             0.91%    0.87%    0.70%    0.70%
-------------------------------------------------------------------------------------
Ratio of net income to average net
 assets                                             4.11%    4.43%    4.70%    5.17%
-------------------------------------------------------------------------------------
Portfolio turnover rate                             6.35%   19.43%    8.15%    7.30%
-------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               0.83%    0.83%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                   4.57%    5.04%
-------------------------------------------------------------------------------------

                                                   YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------------
CLASS C                                      2004     2003   2002OO     2001     2000
-------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------
Net asset value, beginning of period              $  8.44  $  8.17  $  7.78  $  7.70
-------------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                               0.27     0.29     0.30     0.32
-------------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)                   (0.07)    0.27     0.45     0.09
-------------------------------------------------------------------------------------
Total from investment operations                     0.20     0.56     0.75     0.41
-------------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income               (0.27)   (0.29)   (0.30)   (0.32)
-------------------------------------------------------------------------------------
 Distributions from capital gains                   (0.02)      --    (0.06)   (0.01)
-------------------------------------------------------------------------------------
Total distributions                                 (0.29)   (0.29)   (0.36)   (0.33)
-------------------------------------------------------------------------------------
Net asset value, end of period                    $  8.35  $  8.44  $  8.17  $  7.78
-------------------------------------------------------------------------------------
TOTAL RETURN:                                       2.32%    6.98%    9.88%    5.46%
-------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------
Net assets, end of period (in thousands)          $ 7,295  $ 7,005  $ 3,624  $   402
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets             1.81%    1.77%    1.60%    1.60%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                 3.21%    3.53%    3.80%    4.27%
-------------------------------------------------------------------------------------
Portfolio turnover rate                             6.35%   19.43%    8.15%    7.30%
-------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------
Ratio of expenses to average net assets                               1.73%    1.73%
-------------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                   3.67%    4.14%
-------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                 YEAR ENDED SEPTEMBER 30,
                                         ----------------------------------------
CLASS D                                     2004    2003   2002OO    2001    2000
---------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------
Net asset value, beginning of year               $ 8.44  $  8.17  $ 7.78  $ 7.70
---------------------------------------------------------------------------------
Income from investment operations:
 Net investment income                             0.27     0.29    0.30    0.32
---------------------------------------------------------------------------------
 Net gains or losses on securities
   (both realized and unrealized)                 (0.07)    0.27    0.45    0.09
---------------------------------------------------------------------------------
Total from investment operations                   0.20     0.56    0.75    0.41
---------------------------------------------------------------------------------
Less distributions:
 Dividends from net investment income             (0.27)   (0.29)  (0.30)  (0.32)
---------------------------------------------------------------------------------
 Distributions from capital gains                 (0.02)      --   (0.06)  (0.01)
---------------------------------------------------------------------------------
Total distributions                               (0.29)   (0.29)  (0.36)  (0.33)
---------------------------------------------------------------------------------
Net asset value, end of year                     $ 8.35  $  8.44  $ 8.17  $ 7.78
---------------------------------------------------------------------------------
TOTAL RETURN:                                     2.32%    6.98%   9.88%   5.46%
---------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------
Net assets, end of year (in thousands)           $2,653  $ 3,521  $3,297  $2,593
---------------------------------------------------------------------------------
Ratio of expenses to average net assets           1.81%    1.77%   1.60%   1.60%
---------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                               3.21%    3.53%   3.80%   4.27%
---------------------------------------------------------------------------------
Portfolio turnover rate                           6.35%   19.43%   8.15%   7.30%
---------------------------------------------------------------------------------
Without expense reimbursement:***
---------------------------------------------------------------------------------
Ratio of expenses to average net assets                            1.73%   1.73%
---------------------------------------------------------------------------------
Ratio of net investment income to
 average net assets                                                3.67%   4.14%
---------------------------------------------------------------------------------


NORTH CAROLINA FUND


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS A                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.19  $  7.89  $  7.54  $  7.59
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.29     0.32     0.33     0.34
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.01)    0.31     0.37     0.05
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.28     0.63     0.70     0.39
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.29)   (0,32)   (0.33)   (0.34)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.04)   (0.01)   (0.02)   (0.10)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.33)   (0.33)   (0.35)   (0.44)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  8.14  $  8.19  $  7.89  $  7.54
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.51%    8.21%    9.52%    5.36%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $22,778  $25,386  $25,737  $24,987
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.19%    1.11%    1.13%    1.13%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.65%    4.11%    4.29%    4.63%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      10.00%    7.96%    5.61%   11.96%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS C                                                                2004     2003  2002OO    2001     2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $  8.18  $ 7.88  $ 7.54  $  7.59
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.23    0.27    0.27     0.29
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.01)   0.30    0.36     0.05
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.22    0.57    0.63     0.34
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.23)  (0.26)  (0.27)   (0.29)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.04)  (0.01)  (0.02)   (0.10)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.27)  (0.27)  (0.29)   (0.39)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $  8.13  $ 8.18  $ 7.88  $  7.54
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.74%   7.41%   8.59%    4.58%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $ 2,778  $2,962  $2,049  $   544
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.94%   1.86%   1.88%    1.88%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          2.90%   3.36%   3.54%    3.88%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      10.00%   7.96%   5.61%   11.96%
-------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                2004     2003  2002OO    2001     2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.18  $ 7.88  $ 7.54  $  7.59
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.23    0.27    0.27     0.29
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.01)   0.30    0.36     0.05
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.22    0.57    0.63     0.34
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.23)  (0.26)  (0.27)   (0.29)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.04)  (0.01)  (0.02)   (0.10)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.27)  (0.27)  (0.29)   (0.39)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  8.13  $ 8.18  $ 7.88  $  7.54
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 2.74%   7.41%   8.59%    4.58%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $   824  $  941  $1,514  $ 1,250
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       1.94%   1.86%   1.88%    1.88%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          2.90%   3.36%   3.54%    3.88%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      10.00%   7.96%   5.61%   11.96%
-------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

OHIO FUND


                                                                               YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------------
CLASS A                                                                2004      2003    2002OO      2001      2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $   8.26  $   8.03  $   7.64  $   7.64
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.32      0.36      0.38      0.39
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.11)     0.23      0.39      0.02
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.21      0.59      0.77      0.41
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.32)    (0.36)    (0.38)    (0.39)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.01)         o         o    (0.02)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.33)    (0.36)    (0.38)    (0.41)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $   8.14  $   8.26  $   8.03  $   7.64
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  2.63%     7.59%    10.30%     5.58%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $122,692  $129,662  $128,433  $128,364
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.91%     0.85%     0.70%     0.71%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.97%     4.51%     4.81%     5.21%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        6.79%     0.79%     7.57%     9.02%
-------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                            0.84%     0.84%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                               4.67%     5.08%
-------------------------------------------------------------------------------------------------------------------

                                                                               YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------------
CLASS C                                                                2004      2003    2002OO      2001      2000
-------------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $   8.31  $   8.08  $   7.69  $   7.68
-------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.25      0.29      0.31      0.33
-------------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.12)     0.23      0.39      0.03
-------------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.13      0.52      0.70      0.36
-------------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.25)    (0.29)    (0.31)    (0.33)
-------------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.01)         o         o    (0.02)
-------------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.26)    (0.29)    (0.31)    (0.35)
-------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $   8.18  $   8.31  $   8.08  $   7.69
-------------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  1.58%     6.61%     9.26%     4.78%
-------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $  1,339  $  1,331  $    812  $    222
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.81%     1.75%     1.60%     1.61%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.07%     3.61%     3.91%     4.31%
-------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        6.79%     0.79%     7.57%     9.02%
-------------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
-------------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                            1.74%     1.74%
-------------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                               3.77%     4.18%
-------------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS D                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.31  $  8.08  $  7.69  $  7.68
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.25     0.29     0.31     0.33
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.12)    0.23     0.39     0.03
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.13     0.52     0.70     0.36
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.25)   (0.29)   (0.31)   (0.33)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.01)        o        o   (0.02)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.26)   (0.29)   (0.31)   (0.35)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  8.18  $  8.31  $  8.08  $  7.69
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  1.58%    6.61%    9.26%    4.78%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $ 1,440  $ 1,683  $ 1,583  $ 1,425
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.81%    1.75%    1.60%    1.61%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.07%    3.61%    3.91%    4.31%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        6.79%    0.79%    7.57%    9.02%
----------------------------------------------------------------------------------------------------------------
Without expense reimbursement:***
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                                          1.74%    1.74%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                                             3.77%    4.18%
----------------------------------------------------------------------------------------------------------------

OREGON FUND

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.03  $  7.85  $  7.47  $  7.48
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.31     0.34     0.35     0.36
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.07)    0.23     0.42     0.04
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.24     0.57     0.77     0.40
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.30)   (0.34)   (0.35)   (0.36)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.03)   (0.05)   (0.04)   (0.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.33)   (0.39)   (0.39)   (0.41)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  7.94  $  8.03  $  7.85  $  7.47
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  3.10%    7.41%   10.52%    5.55%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $56,365  $60,143  $54,994  $52,890
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        0.95%    0.90%    0.88%    0.89%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.87%    4.34%    4.57%    4.86%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        3.56%    6.06%   14.58%   14.46%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS C                                                                2004    2003  2002OO     2001     2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                        $ 8.03  $ 7.85  $  7.47  $  7.48
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                       0.24    0.27     0.28     0.29
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)           (0.08)   0.23     0.42     0.04
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.16    0.50     0.70     0.33
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                       (0.23)  (0.27)   (0.28)   (0.29)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                           (0.03)  (0.05)   (0.04)   (0.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.26)  (0.32)   (0.32)   (0.34)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                              $ 7.93  $ 8.03  $  7.85  $  7.47
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                2.05%   6.45%    9.53%    4.62%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                    $1,767  $1,511  $ 1,166  $   364
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.85%   1.80%    1.78%    1.79%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                         2.97%   3.44%    3.67%    3.96%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      3.56%   6.06%   14.58%   14.46%
-------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                2004    2003  2002OO     2001     2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $ 8.03  $ 7.85  $  7.47  $  7.48
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                       0.24    0.27     0.28     0.29
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)           (0.08)   0.23     0.42     0.04
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                              0.16    0.50     0.70     0.33
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                       (0.23)  (0.27)   (0.28)   (0.29)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                           (0.03)  (0.05)   (0.04)   (0.05)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                          (0.26)  (0.32)   (0.32)   (0.34)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $ 7.93  $ 8.03  $  7.85  $  7.47
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                2.05%   6.45%    9.53%    4.62%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $1,848  $2,688  $ 2,345  $ 2,465
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                      1.85%   1.80%    1.78%    1.79%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                         2.97%   3.44%    3.67%    3.96%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      3.56%   6.06%   14.58%   14.46%
-------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

PENNSYLVANIA FUND


                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS A                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.26  $  7.92  $  7.49  $  7.49
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.27     0.33     0.33     0.34
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.08)    0.34     0.43     0.05
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.19     0.67     0.76     0.39
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.27)   (0.32)   (0.33)   (0.34)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.09)   (0.01)      --    (0.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.36)   (0.33)   (0.33)   (0.39)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  8.09  $  8.26  $  7.92  $  7.49
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  2.37%    8.75%   10.27%    5.33%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $22,354  $23,493  $24,047  $23,014
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.30%    1.25%    1.32%    1.28%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           3.38%    4.11%    4.20%    4.56%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        8.30%   16.73%    5.43%   12.11%
----------------------------------------------------------------------------------------------------------------

                                                                              YEAR ENDED SEPTEMBER 30,
                                                                    --------------------------------------------
CLASS C                                                                 2004     2003   2002OO     2001     2000
----------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
----------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  8.24  $  7.91  $  7.48  $  7.49
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.21     0.27     0.27     0.28
----------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             (0.08)    0.33     0.43     0.04
----------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.13     0.60     0.70     0.32
----------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.21)   (0.26)   (0.27)   (0.28)
----------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.09)   (0.01)      --    (0.05)
----------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.30)   (0.27)   (0.27)   (0.33)
----------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  8.07  $  8.24  $  7.91  $  7.48
----------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  1.60%    7.79%    9.48%    4.42%
----------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
----------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $ 1,133  $ 1,029  $   628  $   202
----------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        2.05%    2.00%    2.07%    2.03%
----------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           2.63%    3.36%    3.45%    3.81%
----------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                        8.30%   16.73%    5.43%   12.11%
----------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    ------------------------------------------
CLASS D                                                                 2004    2003   2002OO    2001     2000
--------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
--------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $ 8.24  $  7.91  $ 7.48  $  7.49
--------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.21     0.27    0.27     0.28
--------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)            (0.08)    0.33    0.43     0.04
--------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.13     0.60    0.70     0.32
--------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.21)   (0.26)  (0.27)   (0.28)
--------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.09)   (0.01)     --    (0.05)
--------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.30)   (0.27)  (0.27)   (0.33)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $ 8.07  $  8.24  $ 7.91  $  7.48
--------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 1.60%    7.79%   9.48%    4.42%
--------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
--------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $  624  $   690  $  596  $   600
--------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       2.05%    2.00%   2.07%    2.03%
--------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          2.63%    3.36%   3.45%    3.81%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       8.30%   16.73%   5.43%   12.11%
--------------------------------------------------------------------------------------------------------------


SOUTH CAROLINA FUND


                                                                             YEAR ENDED SEPTEMBER 30,
                                                                    -------------------------------------------
CLASS A                                                                2004     2003   2002OO     2001     2000
---------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
---------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                          $  8.25  $  8.07  $  7.66  $  7.67
---------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                        0.31     0.36     0.37     0.38
---------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)             0.00     0.19     0.41     0.07
---------------------------------------------------------------------------------------------------------------
Total from investment operations                                               0.31     0.55     0.78     0.45
---------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                        (0.31)   (0.36)   (0.37)   (0.38)
---------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                            (0.02)   (0.01)      --    (0.08)
---------------------------------------------------------------------------------------------------------------
Total distributions                                                           (0.33)   (0.37)   (0.37)   (0.46)
---------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                $  8.23  $  8.25  $  8.07  $  7.66
---------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                 3.91%    7.00%   10.28%    6.07%
---------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
---------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                      $79,463  $81,410  $84,109  $81,138
---------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                       0.92%    0.87%    0.88%    0.86%
---------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                          3.83%    4.54%    4.59%    5.04%
---------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                      34.81%       --    2.80%    3.49%
---------------------------------------------------------------------------------------------------------------

-------------

See footnotes on page 105.

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS C                                                                 2004     2003  2002OO    2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                                         $  8.24  $ 8.06  $ 7.65  $ 7.66
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.24    0.29    0.29    0.31
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)              0.01    0.19    0.41    0.07
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.25    0.48    0.70    0.38
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.24)  (0.29)  (0.29)  (0.31)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.02)  (0.01)     --   (0.08)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.26)  (0.30)  (0.29)  (0.39)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                               $  8.23  $ 8.24  $ 8.06  $ 7.65
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  3.11%   6.04%   9.30%   5.12%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands)                                     $ 5,483  $3,279  $1,589  $  893
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.82%   1.77%   1.78%   1.76%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           2.93%   3.64%   3.69%   4.14%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       34.81%      --   2.80%   3.49%
-------------------------------------------------------------------------------------------------------------

                                                                            YEAR ENDED SEPTEMBER 30,
                                                                    -----------------------------------------
CLASS D                                                                 2004     2003  2002OO    2001    2000
-------------------------------------------------------------------------------------------------------------
PER SHARE DATA:*
-------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                                           $  8.24  $ 8.06  $ 7.65  $ 7.66
-------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                                         0.24    0.29    0.29    0.31
-------------------------------------------------------------------------------------------------------------
  Net gains or losses on securities (both realized and unrealized)              0.01    0.19    0.41    0.07
-------------------------------------------------------------------------------------------------------------
Total from investment operations                                                0.25    0.48    0.70    0.38
-------------------------------------------------------------------------------------------------------------
Less distributions:
  Dividends from net investment income                                         (0.24)  (0.29)  (0.29)  (0.31)
-------------------------------------------------------------------------------------------------------------
  Distributions from capital gains                                             (0.02)  (0.01)     --   (0.08)
-------------------------------------------------------------------------------------------------------------
Total distributions                                                            (0.26)  (0.30)  (0.29)  (0.39)
-------------------------------------------------------------------------------------------------------------
Net asset value, end of year                                                 $  8.23  $ 8.24  $ 8.06  $ 7.65
-------------------------------------------------------------------------------------------------------------
TOTAL RETURN:                                                                  3.11%   6.04%   9.30%   5.12%
-------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA:
-------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands)                                       $ 3,947  $4,815  $4,378  $4,443
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to average net assets                                        1.82%   1.77%   1.78%   1.76%
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income to average net assets                           2.93%   3.64%   3.69%   4.14%
-------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                       34.81%      --   2.80%   3.49%
-------------------------------------------------------------------------------------------------------------

-------------
 * Per share amounts are based on average shares outstanding.


*** During the periods stated, Seligman voluntarily reimbursed expenses and/or waived portions of its management fees. Absent such reimbursements/waivers, returns would have been lower.
 o A capital gain of $0.002 per share was paid.
oo As required, effective October 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discounts on purchases of portfolio securities for financial reporting purposes. The effects of this change for the fiscal year ended September 30, 2002, are as follows: increase net investment income and net realized and unrealized loss on investments per share by $0.01 for Class A, C and D shares of the National, Minnesota and Pennsylvania Funds, and, for Class C and D shares of the Louisiana, Maryland and Oregon Funds; and to increase the ratio of net income to average net assets of each share class of the Georgia, Michigan, New Jersey, New York and Ohio Funds by 0.03%; the National, California High-Yield, Colorado, Florida, Maryland and Missouri Funds by 0.04%; the California Quality, Louisiana, Massachusetts, North Carolina and Oregon Funds by 0.05%; the Pennsylvania and South Carolina Funds by 0.06%; and the Minnesota Fund by 0.09%. The per share data and ratios for periods prior to October 1, 2001, have not been restated.

How to Contact Us


The Fund............................. Write: Corporate Communications/
                                             Investor Relations Department
                                             J. & W. Seligman & Co. Incorporated
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-7844 in the US or
                                             (212) 850-1864 outside the US

Your Regular (Non-Retirement) Account Write: Shareholder Services Department
                                             Seligman Data Corp.
                                             100 Park Avenue, New York, NY 10017

                                      Phone: Toll-Free (800) 221-2450 in the US or
                                             (212) 682-7600 outside the US


  24-HOUR AUTOMATED TELEPHONE ACCESS IS AVAILABLE BY DIALING (800) 622-4597 ON A TOUCHTONE TELEPHONE. YOU WILL HAVE INSTANT ACCESS TO PRICE, YIELD, ACCOUNT BALANCE, MOST RECENT TRANSACTION, AND OTHER INFORMATION.

                            SELIGMAN ADVISORS, INC.
                                an affiliate of
[LOGO] J&WS
                            J. & W. SELIGMAN & CO.
                                 INCORPORATED

                               ESTABLISHED 1864
                      100 Park Avenue, New York, NY 10017

For More Information
The information below is available without charge upon request by calling toll-free (800) 221-2450 in the US or (212) 682-7600 outside the US. You may also call these numbers to request other information about the Funds or to make shareholder inquiries.

Statement of Additional Information (SAI) contains additional information about the Funds. It is on file with the Securities and Exchange Commission, or SEC, and is incorporated by reference into (is legally part of) this Prospectus.


Annual/Semi-Annual Reports contain additional information about each Fund's investments. In each Fund's Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.


Information about the Funds, including the Prospectus and SAI, can be viewed and copied at the SEC's Public Reference Room in Washington, DC. For information about the operation of the Public Reference Room, call (202) 942-8090. The SAI, Annual/Semi-Annual Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site: www.sec.gov.

Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102.

SEC File Numbers:
 Seligman Municipal Fund Series, Inc.:
 811-3828
 Seligman Municipal Series Trust:
 811-4250
 Seligman New Jersey Municipal Fund, Inc.:
 811-5126
 Seligman Pennsylvania Municipal Fund Series: 811-4666

                      SELIGMAN MUNICIPAL FUND SERIES, INC.

   National Fund, Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New York Fund,
                   Ohio Fund, Oregon Fund, South Carolina Fund


                       Statement of Additional Information
                                February 1, 2005


                                 100 Park Avenue
                            New York, New York 10017
                                 (212) 850-1864

                       Toll Free Telephone: (800) 221-2450


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus of Seligman Municipal Funds, dated February 1, 2005 (the "Prospectus"), offering Class A shares, Class C shares and Class D shares. This SAI, although not in itself a Prospectus, is incorporated by reference into this Prospectus in its entirety. It should be read in conjunction with this Prospectus, which may be obtained by writing or calling the Funds at the above address or telephone numbers.

The financial statements and notes included in the Funds' Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report, which includes the Independent Auditors' Report, will be furnished to you without charge if you request a copy of this SAI.


                                Table of Contents


          Fund History ....................................................  2
          Description of the Funds and their Investments and Risks ........  2
          Management of the Funds .........................................  7
          Control Persons and Principal Holders of Securities .............  12
          Investment Advisory and Other Services ..........................  13
          Brokerage Allocation and Other Practices ........................  22
          Capital Stock and Other Securities ..............................  23
          Purchase, Redemption, and Pricing of Shares .....................  23
          Taxation of the Funds ...........................................  29
          Underwriters ....................................................  37
          Calculation of Performance Data .................................  40
          Financial Statements.............................................  43
          General Information..............................................  43
          Appendix A ......................................................  44
          Appendix B.......................................................  47
          Appendix C.......................................................  89


TEA1A

                                  Fund History

Seligman Municipal Fund Series, Inc. was incorporated in Maryland on August 8, 1983.

            Description of the Funds and their Investments and Risks

Classification

Seligman Municipal Fund Series, Inc. (the "Series") is a non-diversified, open-end management investment company, or mutual fund, consisting of thirteen separate Funds, which are:

National Municipal Series ("National Fund").           Minnesota Municipal Series ("Minnesota Fund")
Colorado Municipal Series ("Colorado Fund").           Missouri Municipal Series ("Missouri Fund")
Georgia Municipal Series ("Georgia Fund")...           New York Municipal Series ("New York Fund")
Louisiana Municipal Series ("Louisiana Fund")          Ohio Municipal Series ("Ohio Fund")
Maryland Municipal Series ("Maryland Fund").           Oregon Municipal Series ("Oregon Fund")
Massachusetts Municipal Series ("Massachusetts Fund")  South Carolina Municipal Series ("South Carolina Fund")
Michigan Municipal Series ("Michigan Fund")

Investment Strategies and Risks

The following information regarding the Funds' investments and risks supplements the information contained in the Prospectus.


The Funds seek to provide income exempt from regular federal income taxes and, as applicable, regular state and local income taxes, to the extent consistent with the preservation of capital and with consideration given to opportunities for capital gain. Such income could however be subject to the federal alternative minimum tax, as well as any applicable state alternative minimum tax.


Each Fund is expected to invest principally, without percentage limitations, in municipal securities which on the date of purchase are rated within the four highest rating categories of Moody's Investors Service ("Moody's") or Standard & Poor's Ratings Services ("S&P"). Municipal Securities rated in these categories are commonly referred to as investment grade. Each Fund may invest in municipal securities that are not rated, or which do not fall into the credit ratings noted above if, based upon credit analysis, it is believed that such securities are of comparable quality. In determining suitability of investment in a lower rated or unrated security, a Fund will take into consideration asset and debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other considerations as may be relevant, including comparability to other issuers.

Although securities rated in the fourth rating category are commonly referred to as investment grade, investment in such securities could involve risks not usually associated with bonds rated in the first three categories. Bonds rated "BBB" by S&P are more likely as a result of adverse economic conditions or changing circumstance to exhibit a weakened capacity to pay interest and repay principal than bonds in higher rating categories and bonds rated Baa by Moody's lack outstanding investment characteristics and in fact have speculative characteristics according to Moody's. Municipal securities in the fourth rating category of S&P or Moody's will generally provide a higher yield than do higher rated municipal securities of similar maturities; however, they are subject to a greater degree of fluctuation in value as a result of changing interest rates and economic conditions. The market value of the municipal securities will also be affected by the degree of interest of dealers to bid for them, and in certain markets dealers may be more unwilling to trade municipal securities rated in the fourth rating categories than in the higher rating categories.

A description of the credit rating categories is contained in Appendix A to this SAI.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities and for providing state and local governments with federal credit assistance. Reevaluation of a Fund's investment objectives and structure might be necessary in the future due to market conditions that may result from future changes in the tax laws.

Municipal Securities. Municipal securities include short-term notes, commercial paper, and intermediate and long-term bonds issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia, and their political subdivisions, agencies, and instrumentalities, the interest on which is exempt from regular federal income taxes and in certain instances, applicable state or local income taxes. Municipal securities are traded primarily in the over-the-counter market. A Fund may invest, without percentage limitations, in certain private activity bonds, the interest on which is treated as a preference item for purposes of the alternative minimum tax.

Under the Investment Company Act of 1940, as amended ("1940 Act"), the identification of the issuer of municipal bonds or notes depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an industrial development revenue bond or pollution control revenue bond, if only the assets and revenues of the non-governmental user back the bond, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the security is treated as an issue of such guarantor to the extent of the value of the guarantee.

The Funds invest principally in long-term municipal bonds. Municipal bonds are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and gas and electric utilities. Municipal bonds also may be issued in connection with the refunding of outstanding obligations, obtaining funds to lend to other public institutions, and for general operating expenses. Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, pollution control, and for airport, mass transit, port and parking facilities.

The two principal classifications of municipal bonds are "general obligation" and "revenue." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although industrial development bonds ("IDBs") are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

The Funds may also invest in municipal notes. Municipal notes generally are used to provide for short-term capital needs and generally have maturities of five years or less. Municipal Notes include:

        1. Tax Anticipation Notes and Revenue Anticipation Notes. Tax anticipation notes and revenue anticipation notes are issued to finance short-term working capital needs of political subdivisions. Generally, tax anticipation notes are issued in anticipation of various tax revenues, such as income, sales and real property taxes, and are payable from these specific future taxes. Revenue anticipation notes are issued in expectation of receipt of other kinds of revenue, such as grant or project revenues. Usually political subdivisions issue notes combining the qualities of both tax and revenue anticipation notes.

        2. Bond Anticipation Notes. Bond anticipation notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the notes.

Issues of municipal Commercial Paper typically represent short-term, unsecured, negotiable promissory notes. In most cases, municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Securities. A Fund may purchase floating or variable rate securities, including participation interests therein. Investments in floating or variable rate securities provide that the rate of interest is either pegged to money market rates or set as a specific percentage of a designated base rate, such as rates on Treasury Bonds or Treasury Bills or the prime rate of a major commercial bank. A floating rate or variable rate security generally provides that a Fund can demand payment of the obligation on short notice (daily or weekly, depending on the terms of the obligation) at an amount equal to par (face value) plus accrued interest. In unusual circumstances, the amount received may be more or less than the amount the Fund paid for the securities.

Variable rate securities provide for a specified periodic adjustment in the interest rate, while floating rate securities have an interest rate which changes whenever there is a change in the designated base interest rate. Frequently such securities are secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying creditor or of the bank or insurer, as the case may be, must be equivalent to the standards set forth with respect to taxable investments below.

The maturity of variable or floating rate obligations (including participation interests therein) is deemed to be the longer of (1) the notice period required before a Fund is entitled to receive payment of the obligation upon demand, or
(2) the period remaining until the obligation's next interest rate adjustment. If the Fund does not redeem the obligation through the demand feature, the obligation will mature on a specific date, which may range up to thirty years from the date of its issuance.

Participation Interests. From time to time, a Fund may purchase from banks, participation interests in all or part of specific holdings of municipal securities. A participation interest gives the Fund an undivided interest in the municipal security in the proportion that the Fund's participation interest bears to the total principal amount of the municipal security and provides the demand repurchase feature described above. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the Fund has determined meets its prescribed quality standards. A Fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand, on short notice, for all or any part of the Fund's participation interest in the municipal security, plus accrued interest. Each Fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the municipal security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment portfolio. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the municipal securities over the negotiated yield at which the instruments are purchased by a Fund. Participation interests will be purchased only if, in the opinion of counsel, interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Fund. The Funds currently do not purchase participation interests and have no current intention of doing so.

When-Issued Securities. Each Fund may purchase municipal securities on a "when-issued" basis, which means that delivery of and payment for securities normally take place in less than 45 days after the date of the buyer's purchase commitment. The payment obligation and the interest rate on when-issued securities are each fixed at the time the purchase commitment is made, although no interest accrues to a purchaser prior to the settlement of the purchase of the securities. As a result, the yields obtained and the market value of such securities may be higher or lower on the date the securities are actually delivered to the buyer. A Fund will generally purchase a municipal security sold on a when-issued basis with the intention of actually acquiring the securities on the settlement date. A separate account consisting of cash or high-grade liquid debt securities equal to the amount of outstanding purchase commitments is established with the Fund's custodian in connection with any purchase of when-issued securities. The account is marked to market daily, with additional cash or liquid high-grade debt securities added when necessary. A Fund meets in respective obligation to purchase when-issued securities from outstanding cash balances, sale of other securities or, although it would not normally expect to do so, from the sale of the when-issued securities themselves (which may have a market value greater or lesser than the Fund's payment obligations).

Municipal securities purchased on a when-issued basis and the other securities held in each Fund are subject to changes in market value based upon the public's perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates (which will generally result in similar changes in value, i.e., both experiencing appreciation when interest rates decline and depreciation when interest rates rise). Therefore, to the extent a Fund remains substantially fully invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility that the market value of the Fund's assets will vary. Purchasing a municipal security on a when-issued basis can involve a risk that the yields available in the market when the delivery takes place may be higher than those obtained on the security purchased on a when-issued basis.

Illiquid Securities. Each Fund may invest up to 15% of its net assets in illiquid securities, including restricted securities (i.e., securities not readily marketable without registration under the Securities Act of 1933 ("1933 Act")) and other securities that are not readily marketable. The Fund may purchase restricted securities that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act, and the Fund's Board of Directors may determine, when appropriate, that specific Rule 144A securities are liquid and not subject to the 15% limitation on illiquid securities. Should the Board of Directors make this determination, it will carefully monitor the security (focusing on such factors, among others, as trading activity and availability of information) to determine that the Rule 144A security continues to be liquid. It is not possible to predict with assurance exactly how the market for Rule 144A securities will further evolve. This investment practice could have the effect of increasing the level of illiquidity in the Fund, if and to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities.

Borrowing. Each Fund may borrow money only from banks and only for temporary or emergency purposes (but not for the purchase of portfolio securities) in an amount not in excess of 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). Permitted borrowings may be secured or unsecured. The Fund will not purchase additional portfolio securities if the Fund has outstanding borrowings in excess of 5% of the value of its total assets.

Taxable Investments. Under normal market conditions, each Fund will attempt to invest 100% and as a matter of fundamental policy will invest at least 80% of the value of its net assets in securities the interest on which is exempt from regular federal income tax and (except for the National Fund) regular, personal income tax of its designated state. Such interest, however, may be subject to the federal alternative minimum tax and any applicable state alternative minimum tax.

Under normal market conditions, temporary investments in taxable securities will be limited as a matter of fundamental policy to 20% of the value of a Fund's net assets.

Except as otherwise specifically noted above, the Funds' investment strategies are not fundamental and a Fund, with the approval of the Board of Directors, may change such strategies without the vote of shareholders.

Fund Policies

Each Fund is subject to fundamental policies that place restrictions on certain types of investments. These policies cannot be changed except by vote of a majority of the outstanding voting securities of a Fund. Under these policies, a Fund may not:

- Borrow money, except from banks for temporary purposes (such as meeting redemption requests or for extraordinary or emergency purposes) in an amount not to exceed 10% of the value of its total assets at the time the borrowing is made (not including the amount borrowed). A Fund will not purchase additional portfolio securities if such Fund has outstanding borrowings in excess of 5% of the value of its total assets;

- Mortgage or pledge any of its assets, except to secure permitted borrowings noted above;

- Invest more than 25% of total assets at market value in any one industry; except that municipal securities and securities of the US Government, its agencies and instrumentalities are not considered an industry for purposes of this limitation;

- As to 50% of the value of its total assets, purchase securities of any issuer if immediately thereafter more than 5% of total assets at market value would be invested in the securities of any issuer (except that this limitation does not apply to obligations issued or guaranteed by the US Government or its agencies or instrumentalities);

- Invest in securities issued by other investment companies, except in connection with a merger, consolidation, acquisition or reorganization or for the purpose of hedging the Fund's obligations under its deferred compensation plan for directors;

- Purchase or hold any real estate, including limited partnership interests on real property, except that the Fund may invest in securities secured by real estate or interests therein or issued by persons (other than real estate investment trusts) which deal in real estate or interests therein;

- Purchase or hold the securities of any issuer, if to its knowledge, directors or officers of the Fund individually owning beneficially more than 0.5% of the securities of that issuer own in the aggregate more than 5% of such securities;

- Write or purchase put, call, straddle or spread options; purchase securities on margin or sell "short"; or underwrite the securities of other issuers;

-    Purchase or sell commodities or commodity contracts; or

- Make loans except to the extent that the purchase of notes, bonds or other evidences of indebtedness or the entry into repurchase agreements or deposits with banks may be considered loans. No Fund has a present intention of entering into repurchase agreements.

A Fund also may not change its investment objective without shareholder approval.

Under the 1940 Act, a "vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a shareholders' meeting if more than 50% of the outstanding shares of the Fund are represented at the meeting in person or by proxy.


Under Rule 35d-1 of the 1940 Act, each Fund also may not change its investment strategy of investing at least 80% of its net assets in municipal securities that pay interest that is exempt from regular federal income taxes and (except the National Fund) regular personal income taxes in its respective state without first providing notice to shareholders, as provided under Rule 35d-1(c) of the 1940 Act, at least 60 days prior to such change. This policy is not fundamental.


Temporary Defensive Position

In abnormal market conditions, if, in the judgment of a Fund, municipal securities satisfying a Fund's investment objectives may not be purchased, a Fund may, for defensive purposes, temporarily invest in instruments the interest on which is exempt from regular federal income taxes, but not regular personal state income taxes. Such securities would include those described under "Municipal Securities" above that would otherwise meet the Fund's objectives.

Also, in abnormal market conditions, a Fund may invest on a temporary basis in fixed-income securities, the interest on which is subject to federal, state, or local income taxes, pending the investment or reinvestment in municipal securities of the proceeds of sales of shares or sales of portfolio securities, in order to avoid the necessity of liquidating portfolio investments to meet redemptions of shares by investors or where market conditions due to rising interest rates or other adverse factors warrant temporary investing for defensive purposes. Investments in taxable securities will be substantially in securities issued or guaranteed by the United States Government (such as bills, notes and bonds), its agencies, instrumentalities or authorities; highly-rated corporate debt securities (rated "Aa3" or better by Moody's or "AA-" or better by S&P); prime commercial paper (rated "P-1" by Moody's or "A-1+/A-1" by S&P); and certificates of deposit of the 100 largest domestic banks in terms of assets which are subject to regulatory supervision by the US Government or state governments and the 50 largest foreign banks in terms of assets with branches or agencies in the United States. Investments in certificates of deposit of foreign banks and foreign branches of US banks may involve certain risks, including different regulation, use of different accounting procedures, political or other economic developments, exchange controls, or possible seizure or nationalization of foreign deposits.

Portfolio Turnover

Portfolio transactions will be undertaken principally to accomplish a Fund's objective in relation to anticipated movements in the general level of interest rates but a Fund may also engage in short-term trading consistent with its objective. Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates) and later sold. In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the investment manager believes to be a temporary disparity in the normal yield relationship between the two securities. A Fund's portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned during the year. Securities whose maturity or expiration date at the time of acquisition were one year or less are excluded from the calculation.


The portfolio turnover rates for each Fund for the fiscal years ended September 30, 2004 and 2003 were: National - _______% and 7.04%; Colorado - _______% and
4.10%; Georgia - _______% and 0%; Louisiana - ________% and -0-%; Maryland -
_______% and 10.98%; Massachusetts - ___________% and 2.42%; Michigan -
________% and 6.10%; Minnesota - _________% and 9.37%; Missouri - _________% and
2.95%; New York - ________% and 6.35%; Ohio - ________% and 6.79%; Oregon -
___________% and 3.56%; and South Carolina - ___________% and 34.81%. The
fluctuation in portfolio turnover rates of certain Funds during the fiscal years ended September 30, 2004 and 2003 resulted from conditions in the specific state and/or the bond market in general. A Fund's portfolio turnover rate will not be a limiting factor when a Fund deems it desirable to sell or purchase securities.

Disclosure of Portfolio Holdings

The Funds' full portfolio holdings, as well as portfolio weightings, are published quarterly, generally no sooner than 15 calendar days after the end of each calendar quarter on Seligman's website (www.seligman.com). In addition, the Funds' top 10 holdings and the aggregate weighting of the top 10 holdings are published monthly, generally no sooner than 5 days after the end of each month. Seligman employees may freely distribute the Funds' portfolio holdings information described above to third parties the day after such information appears on Seligman's website. The foregoing monthly and quarterly information will remain available on Seligman's website for at least 5 months from the end of the period shown.

In accordance with the policies and procedures approved by the Series' Board of Directors, the Funds' portfolio holdings may be disclosed to certain parties prior to its public release if the disclosure is intended for research or other legitimate business purposes and the recipient is subject to a duty of confidentiality. Disclosures of portfolio holdings for such purposes (which may be on-going) are considered on a case-by-case basis, and the Funds' procedures require the prior written approval of the President or Chief Investment Officer of Seligman or the President of Seligman Advisors and the Funds' Chief Compliance Officer (the "CCO") before any such disclosure. In these cases, the recipient must enter into a written agreement prior to the release of the Funds' portfolio holdings information that includes, among other things, a requirement that the holdings be kept confidential and places limits on the use of the information for trading purposes. The CCO, who reports directly to the Series' Board of Directors regarding compliance with the Funds' policies, and Seligman's Chief Compliance Officer monitor compliance with this policy.

In addition, the Funds' policies expressly permit Seligman's employees to release the Funds' holdings information without a confidentiality agreement as necessary to facilitate the execution of securities transactions or to respond to questions about Seligman's views on individual securities or whether the Funds own or do not own a particular security; provided, that individual securities weightings will not be disclosed unless such weightings are otherwise provided in the quarterly disclosure noted above. Portfolio managers may also disclose certain information about individual securities or information about a particular investment style on an occasional basis to third parties for research purposes, provided that the information does not include the name of the Funds or the weightings of particular securities unless otherwise provided in the quarterly disclosure noted above. The Funds also permit their auditors to have access to the Funds' portfolio holdings as necessary in connection with their auditing services.

Currently, Seligman has entered into ongoing arrangements to disclose the Funds' portfolio holdings prior to the public disclosure of such information with the following third party research providers: Salomon Analytics Inc. and Vestek Systems, Inc. The portfolio holdings are released to these research providers on an as-needed basis (including daily, if necessary). In addition, Seligman discloses the Funds' portfolio holdings to State Street Bank and Trust Company ("SSBT") in connection with back-office, custodial and/or administrative services provided by SSBT. All of the above mentioned disclosures have been approved by Seligman's President or Chief Investment Officer and the Funds' CCO and are made pursuant to the terms of confidentiality agreements or provisions that prohibit the disclosure and use of the holdings information.


                             Management of the Funds

Board of Directors

The Board of Directors of the Series provides broad supervision over the affairs of the Funds.

Management Information

Information with respect to Directors and officers of the Series is shown below. Unless otherwise indicated, their addresses are 100 Park Avenue, New York, NY 10017.

                                                                                                                    Number of
                                                                                                                    Portfolios
                             Term of                                                                                 in Fund
                           Office and                                                                                Complex
                            Length of                                                                               Overseen
 Name, (Age), Position(s)     Time              Principal Occupation(s) During Past 5 Years, Directorships              by
         With Fund           Served/*/                            and Other Information                              Director
------------------------------------------------------------------------------------------------------------------------------
                                                   INDEPENDENT DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
Robert B. Catell ( )       2003 to Date  Chairman, Chief Executive Officer and Director, KeySpan Corporation,           60
Director                                 diversified energy, gas and electric company; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director or
                                         Trustee, Alberta Northeast Gas, Ltd., Boundary Gas Inc., Taylor Gas
                                         Liquids, Ltd., The Houston Exploration Company, oil and gas exploration, development and production companies; Edison Electric Institute, New
                                         York State Energy Research and Development Authority, Independence
                                         Community Bank, Business Council of New York State, Inc., New York City
                                         Partnership and the Long Island Association, business and civic organizations.

John R. Galvin ( )         1995 to Date  Dean Emeritus, Fletcher School of Law and Diplomacy at Tufts University;       61
Director                                 Director or Trustee of each of the investment companies of the Seligman
                                         Group of Funds**; and Chairman Emeritus, American Council on Germany.
                                         Formerly, Director, USLIFE Corporation, life insurance and Raytheon Co., defense and commercial electronics; Governor of the Center for Creative
                                         Leadership.  From June 1987 to June 1992, he was the Supreme Allied
                                         Commander, Europe and the Commander-in-Chief, United States European
                                         Command.

Alice S. Ilchman ( )       1991 to Date  President Emerita, Sarah Lawrence College; Director or Trustee of each         61
Director                                 of the investment companies of the Seligman Group of Funds**; Director,
                                         Jeannette K. Watson Summer Fellowship,
                                         summer internships for college students;
                                         Trustee, Save the Children, non-profit
                                         child-assistance organization, and the
                                         Committee for Economic Development;
                                         Governor, Court of Governors, London
                                         School of Economics; and Director, Public
                                         Broadcasting Service (PBS). Formerly,
                                         Chairman, The Rockefeller Foundation,
                                         charitable foundation; and Director, New
                                         York Telephone Company.

Frank A. McPherson ( )     1995 to Date  Retired Chairman of the Board and Chief Executive Officer of Kerr-McGee        61
Director                                 Corporation, diversified energy and chemical company; Director or
                                         Trustee of each of the investment
                                         companies of the Seligman Group of
                                         Funds**; Director, ConocoPhillips,
                                         integrated international oil corporation,
                                         Integris Health, owner of various
                                         hospitals, BOK Financial, bank holding
                                         company, Oklahoma Chapter of the Nature
                                         Conservancy, Oklahoma Medical Research
                                         Foundation, Boys and Girls Clubs of
                                         Oklahoma, Oklahoma City Public Schools
                                         Foundation and Oklahoma Foundation for
                                         Excellence in Education. Formerly,
                                         Director, Kimberly-Clark Corporation,
                                         consumer products and the Federal Reserve
                                         System's Kansas City Reserve Bank.

John E. Merow ( )          1983 to Date  Retired Chairman and Senior Partner, Sullivan & Cromwell LLP, law firm;        61
Director                                 Director or Trustee of each of the investment companies of the Seligman
                                         Group of Funds**; Director, Commonwealth Industries, Inc., manufacturer of aluminum sheet products; Director Emeritus, the Municipal Art Society of New York; Executive Committee Member and Secretary, the U.S. Council
                                         for International Business; Trustee, New York-Presbyterian Hospital;
                                         Trustee and Vice Chairman, New York-Presbyterian Healthcare System,
                                         Inc.; and Member of the American Law Institute and the Council on
                                         Foreign Relations.

Betsy S. Michel ( )        1984 to Date  Attorney; Director or Trustee of each of the investment companies of the       61
Director                                 Seligman Group of Funds**; Trustee, The Geraldine R. Dodge Foundation,
                                         charitable foundation, and World Learning, Inc., international educational training.  Formerly, Chairman of the Board of Trustees of St.
                                         George's School (Newport, RI).

                                                                                                                     Number of
                                                                                                                    Portfolios
                              Term of                                                                                 in Fund
                            Office and                                                                                Complex
                             Length of                                                                               Overseen
 Name, (Age), Position(s)      Time              Principal Occupation(s) During Past 5 Years, Directorships             by
         With Fund            Served*                            and Other Information                               Director
------------------------------------------------------------------------------------------------------------------------------
Leroy C. Richie ( )         2000 to Date  Chairman and Chief Executive Officer, Q Standards Worldwide, Inc.,            60
Director                                  library of technical standards; Director or Trustee of each of the investment companies of the Seligman Group of Funds** (with the exception of Seligman Cash Management Fund, Inc.); Director, Kerr-McGee
                                          Corporation, diversified energy and chemical company, and Infinity,
                                          Inc., oil and gas services and exploration; Director and Chairman,
                                          Highland Park Michigan Economic Development Corp.  Formerly, Trustee,
                                          New York University Law Center Foundation; Vice Chairman, Detroit
                                          Medical Center and Detroit Economic Growth Corp.; Chairman and Chief
                                          Executive Officer, Capital Coating Technologies, Inc., applied coating technologies; and Vice President and General Counsel, Automotive Legal
                                          Affairs, Chrysler Corporation.

Robert L. Shafer ( )        1983 to Date  Retired Vice President, Pfizer Inc., pharmaceuticals; Director or             61
Director                                  Trustee of each of the investment companies of the Seligman Group of
                                          Funds**.  Formerly, Director, USLIFE Corporation, life insurance.

James N. Whitson ( )        1993 to Date  Retired Executive Vice President and Chief Operating Officer, Sammons         61
Director                                  Enterprises, Inc., a diversified holding company; Director or Trustee of each of the investment companies of the Seligman Group of Funds**; and
                                          Director, CommScope, Inc., manufacturer of coaxial cable.  Formerly,
                                          Director and Consultant, Sammons Enterprises, Inc. and Director, C-SPAN.
------------------------------------------------------------------------------------------------------------------------------
                                                    INTERESTED DIRECTORS
------------------------------------------------------------------------------------------------------------------------------
William C. Morris*** ( )     1988 to Date Chairman, J. & W. Seligman & Co. Incorporated, Chairman of the Board and      61
Director and Chairman                     Director or Trustee of each of the investment companies of the Seligman
of the Board                              Group of Funds**; Chairman, Seligman Advisors, Inc., Seligman Services,
                                          Inc., and Carbo Ceramics Inc., manufacturer of ceramic proppants for oil and gas industry; Director, Seligman Data Corp.; and President and Chief
                                          Executive Officer, The Metropolitan Opera Association.  Formerly,
                                          Director, Kerr-McGee Corporation, diversified energy and chemical company and Chief Executive Officer of each of the investment companies of the Seligman Group of Funds.

Brian T. Zino*** ( )         Dir.: 1993   Director and President, J. & W. Seligman & Co. Incorporated; Chief            61
Director, President and       to Date     Executive Officer, President and Director or Trustee of each of the
Chief Executive Officer     Pres.: 1995   investment companies of the Seligman Group of Funds**; Director,
                              to Date     Seligman Advisors, Inc. and Seligman Services, Inc.; Chairman, Seligman
                             CEO: Nov.    Data Corp.; Member of the Board of Governors of the Investment Company
                            2002 to Date  Institute; and Director, ICI Mutual Insurance Company.

Thomas G. Moles ( )         1983 to Date  Director and Managing Director, J. & W. Seligman & Co. Incorporated;          N/A
Vice President and                        Vice President and Co-Portfolio Manager, Seligman Municipal Series
Co-Portfolio Manager                      Trust, Seligman New Jersey Municipal Fund, Inc. and Seligman
                                          Pennsylvania Municipal Fund Series; Executive Vice President and
                                          Co-Portfolio Manager, Seligman Quality Municipal Fund, Inc. and Seligman
                                          Select Municipal Fund, Inc., two closed-end investment companies; and
                                          Director, Seligman Advisors, Inc. and Seligman Services, Inc.  Formerly,
                                          President, Seligman Quality Municipal Fund, Inc. and Seligman Select
                                          Municipal Fund, Inc.

Eileen A. Comerford ( )     2003 to Date  Senior Vice President, Investment Officer, J. & W. Seligman & Co.             N/A
Co-Portfolio Manager                      Incorporated; Co-Portfolio Manager, Seligman Municipal Series Trust,
                                          Seligman New Jersey Municipal Fund, Inc. and Seligman Pennsylvania
                                          Municipal Fund Series, Vice President and Co-Portfolio Manager,
                                          Seligman Quality Municipal Fund, Inc. and Seligman Select Municipal
                                          Fund, Inc., two closed-end investment companies.

Thomas G. Rose ( )          2000 to Date  Senior Vice President, Finance, J. & W. Seligman & Co. Incorporated,          N/A
Vice President                            Seligman Advisors, Inc. and Seligman Data Corp.; Vice President of each of the investment companies of the Seligman Group of Funds** and of
                                          Seligman Services, Inc. and Seligman International, Inc.  Formerly,
                                          Treasurer of each of the investment companies of the Seligman Group of
                                          Funds and of Seligman Data Corp.

                                                                                                                     Number of
                                                                                                                    Portfolios
                              Term of                                                                                 in Fund
                            Office and                                                                                Complex
                             Length of                                                                               Overseen
 Name, (Age), Position(s)      Time              Principal Occupation(s) During Past 5 Years, Directorships             by
         With Fund            Served*                              and Other Information                             Director
------------------------------------------------------------------------------------------------------------------------------
Lawrence P. Vogel ( )        V.P.: 1992   Senior Vice President and Treasurer, Investment Companies, J. & W.            N/A
Vice President and            to Date     Seligman & Co. Incorporated; Vice President and Treasurer of each of the
Treasurer                     Treas.:     investment companies of the Seligman Group of Funds** and of Seligman
                           2000 to Date   Data Corp.  Formerly, Senior Vice President, Finance, J. & W. Seligman &
                                          Co. Incorporated, Seligman Advisors, Inc., Seligman International, Inc.
                                          and Seligman Data Corp.; Vice President, Seligman Services, Inc.; and
                                          Treasurer, Seligman International, Inc. and Seligman Henderson Co.

Frank J. Nasta ( )         1994 to Date   Managing Director, General Counsel and Corporate Secretary, J. & W.           N/A
Secretary                                 Seligman & Co. Incorporated; Secretary, of each of the investment companies of the Seligman Group of Funds**; and Corporate Secretary,
                                          Seligman Advisors, Inc., Seligman Services, Inc., Seligman
                                          International, Inc. and Seligman Data Corp.  Formerly, Corporate
                                          Secretary, Seligman Henderson Co. and Senior Vice President, Law and
                                          Regulation Department, J. & W. Seligman & Co. Incorporated.


----------
* Each Director serves for an indefinite term, until the election and qualification of a successor or until his or her earlier death, resignation or removal. Each officer is elected annually by the Board.
** The Seligman Group of Funds currently consists of twenty-three registered investment companies.
*** Mr. Morris and Mr. Zino are considered "interested persons" of the Fund, as defined in the 1940 Act, by virtue of their positions with J. & W. Seligman & Co. Incorporated and its affiliates.

Mr. Whitson is a director of a private company that indirectly controls a broker-dealer and has an option to acquire control of another broker-dealer in 2007. Both broker-dealers distribute the Funds' shares.

The standing committees of the Board include the Board Operations Committee, Audit Committee and Director Nominating Committee. These Committees are comprised solely of Directors who are not "interested" persons of the Fund as that term is defined in the 1940 Act. The duties of these Committees are described below.


Board Operations Committee. This Committee has authority generally to direct the operations of the Board, including the nomination of members of other Board Committees and the selection of legal counsel for the Corporation. The Committee met seven times during the year ended September 30, 2004. Members of the Committee are Messrs. McPherson (Chairman), Catell, Galvin, Merow, Richie, Shafer and Whitson, and Dr. Ilchman and Ms. Michel.

Audit Committee. This Committee recommends the independent public accountants for selection as auditors by the Board annually. In addition, the Committee assists the Board in its oversight of the Fund's financial reporting process and operates pursuant to a written charter. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Whitson (Chairman), Galvin, Merow and Richie, and Ms. Michel.

Director Nominating Committee. This Committee selects and nominates persons for election as Directors by the Board. In addition, if a shareholder meeting is held where Directors are to be elected, the Committee will select and nominate persons for election as Directors at such shareholder meeting. The Committee will consider suggestions from shareholders submitted in writing to the Secretary of the Fund. The Committee met twice during the year ended September 30, 2004. Members of the Committee are Messrs. Shafer (Chairman), Catell and McPherson, and Dr. Ilchman.

Beneficial Ownership of Shares

As of December 31, 2004, the Directors beneficially owned shares in the Funds and the Seligman Group of Funds as follows:

                              Dollar Range of Shares        Aggregate Dollar
                               Owned By Director(1)          Range of Shares
                                                                Owned by
                           Michigan  National  New York   Director in Seligam
        Name                 Fund      Fund      Fund        Group of Funds
       -------------------------------------------------------------------------
                              INDEPENDENT DIRECTORS
       -------------------------------------------------------------------------
       Robert B. Catell
       John R. Galvin
       Alice S. Ilchman
       Frank A. McPherson
       John E. Merow
       Betsy S. Michel
       Leroy C. Richie
       Robert L. Shafer
       James N. Whitson
       -------------------------------------------------------------------------
                              INTERESTED DIRECTORS
       -------------------------------------------------------------------------
       William C. Morris
       Brian T. Zino


       ----------
       (1)[None of the Directors beneficially own shares of the following Funds:
       Colorado Fund, Georgia Fund, Louisiana Fund, Maryland Fund,
       Massachusetts Fund, Minnesota Fund, Missouri Fund, Ohio Fund, Oregon
       Fund and South Carolina Fund.]


Compensation


                                                         Pension or            Total Compensation
                                    Aggregate        Retirement Benefits         from Funds and
         Name and                 Compensation       Accrued as Part of        Fund Complex Paid
    Position with Funds          from Funds (1)         Fund Expenses        to Directors /(1)//(2)/
----------------------------  --------------------   -------------------   -------------------------
Robert B. Catell, Director     $ ________________           N/A               $ ________________
John R. Galvin, Director         ________________           N/A                 ________________
Alice S. Ilchman, Director       ________________           N/A                 ________________
Frank A. McPherson, Director     ________________           N/A                 ________________
John E. Merow, Director          ________________           N/A                 ________________
Betsy S. Michel, Director        ________________           N/A                 ________________
Leroy C. Richie, Director        ________________           N/A                 ________________
Robert L. Shafer, Director       ________________           N/A                 ________________
James N. Whitson, Director       ________________           N/A                 ________________



----------
(1)  For the Funds' fiscal year ended September 30, 2004.
(2) At September 30, 2004, the Seligman Group of Funds consisted of twenty-three investment companies. .


No compensation is paid by the Funds to Directors or officers of the Funds who are employees of J. & W. Seligman & Co. Incorporated ("Seligman").

The Series has adopted a deferred compensation plan under which independent directors may elect to defer receiving their fees. A director who has elected deferral of his or her fees may choose a rate of return equal to either (1) the interest rate on short-term Treasury Bills, or (2) the rate of return on the shares of certain of the investment companies advised by Seligman, as designated by the director. The cost of such fees and earnings is included in directors' fees and expenses, and the accumulated balance thereof is included in accrued expenses and other liabilities in the Funds' financial statements..


Messrs. Merow and Whitson no longer defer their current compensation; however, they have accrued deferred compensation (including earnings/losses) in respect of the Funds in the amount of $______________ and $_________________, respectively, as of September 30, 2004.


Each Fund may, but is not obligated to, purchase shares of the other funds in the Seligman Group of Funds to hedge its obligations in connection with the deferred compensation plan.


Class A shares of the Funds may be issued without a sales charge to present and former directors (and their family members) of the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

Code of Ethics


Seligman, Seligman Advisors, Inc. ("Seligman Advisors"), their subsidiaries and affiliates, and the Seligman Group of Funds have adopted a Code of Ethics that sets forth the circumstances under which officers, directors and employees (collectively, "Employees") are permitted to engage in personal securities transactions. The Code of Ethics proscribes certain practices with regard to personal securities transactions and personal dealings, provides a framework for the reporting and monitoring of personal securities transactions by Seligman's Director of Compliance, and sets forth a procedure of identifying, for disciplinary action, those individuals who violate the Code of Ethics. The Code of Ethics prohibits Employees (including all investment team members) from purchasing or selling any security or an equivalent security that is being purchased or sold by any client, or where the Employee intends, or knows of another's intention, to purchase or sell the security on behalf of a client. The Code also prohibits all Employees from acquiring securities in a private placement or in an initial or secondary public offering unless an exemption has been obtained from Seligman's Chief Compliance Officer.


The Code of Ethics prohibits (1) each portfolio manager or member of an investment team from purchasing or selling any security within seven calendar days either before or after the purchase or sale of the security by a client's account (including investment company accounts) that the portfolio manager or investment team manages; (2) each Employee from profiting from short-term trading (a profitable purchase and sale or vice-versa within 60 days); and (3) each member of an investment team from profiting from short sales of a security if, at that time, any client managed by that team has a long position in that security. Any profit realized pursuant to any of these prohibitions must be disgorged to a charitable organization.


Employees are required, except under very limited circumstances, to engage in personal securities transactions through a broker-dealer designated by Seligman. All Employee personal securities transactions must be pre-cleared through Seligman's compliance system. This system is designed to prevent purchases of securities that would conflict with the interests of clients. All Employees are also required to disclose all securities beneficially owned by them upon commencement of employment and at the end of each calendar year.


A copy of the Code of Ethics is on public file with, and is available upon request from, the Securities and Exchange Commission ("SEC"). You can access it through the SEC's Internet site, www.sec.gov.

               Control Persons and Principal Holders of Securities


Control Persons TO BE UPDATED

As of January ____, 2005, there was no person or persons who controlled any of the Funds, either through significant ownership of Fund shares or any other means of control.


Principal Holders


As of January ____, 2005, the following principal holders owned of record 5% or more of the then outstanding shares of capital stock of a Class of shares of the following Funds:



                                                                               Percentage
                                                                                of Total
          Name and Address                                        Fund/Class  Shares Held
          ------------------------------------------------------  ----------  -----------

          Citigroup Global House Accounts, Attn Peter Booth, 7th
          Floor, 333 West 34th Street, New York, NY  10001

          Citigroup Global House Accounts, Attn Peter Booth,
          7th Floor, 333 West 34th Street, New York, NY  10001

          UBS Financial Services Inc, FBO Customers, 1604
          Fieldstone Lane, Sewickley, PA 15143

          Raymond James & Associates Inc, FBO Customers, 880
          Carillon Pkwy, St. Petersburg, FL 33716

          MLPF&S FBO Customers, Attn: Fund Administration, 4800
          Dear Lake Drive East, Jacksonville, FL  32246

Management Ownership


As of January _____, 2005, [Directors and officers of the Funds did not own any Class A shares of the then outstanding shares of capital stock of the Funds, with the exception of the Michigan Fund, National Fund and New York Fund, of which Directors and officers as a group owned less than ___% with respect to the Michigan Fund and National Fund, and as a group, owned __________% of the New York Fund.]


As of the same period, Directors and officers of the Funds did not own any Class C or Class D shares of the then outstanding shares of capital stock of the Funds.

                     Investment Advisory and Other Services

Investment Manager

Subject to the control of the Series' Board of Directors, Seligman manages the investment of the assets of the Funds and administers the Series' business and other affairs pursuant to a management agreement approved by the Board of Directors and the initial shareholders of the Funds ("Management Agreement"). Seligman also serves as investment manager to twenty-two other US registered investment companies which, together with the Series, make up the "Seligman Group of Funds." There are no other management-related service contracts under which services are provided to the Funds. No person or persons, other than the directors, officers or employees of Seligman and the Series, regularly advise the Series or the Funds with respect to its investments.


Seligman is a successor firm to an investment banking business founded in 1864 which has thereafter provided investment services to individuals, families, institutions, and corporations. Mr. William C. Morris, Chairman of Seligman and Chairman of the Board of Directors, owns a majority of the outstanding voting securities of Seligman and is a controlling person of Seligman.


All of the officers of the Funds listed above are officers or employees of Seligman. Their affiliations with the Funds and with Seligman are provided under their principal business occupations.


The Funds pay Seligman a management fee for its services, calculated daily and payable monthly. The management fee is equal to 0.50% per annum of each Fund's average daily net assets. The following chart indicates the management fees paid by each Fund for the fiscal years ended September 30, 2004, 2003 and 2002.



                                    Fiscal    Management
                                     Year        Fee
                    Fund            Ended      Paid ($)
                    -------------  -------  -----------

                    National       9/30/04  $__________
                                   9/30/03      495,735
                                   9/30/02      482,948

                    Colorado       9/30/04  ___________
                                   9/30/03      194,534
                                   9/30/02      191,312

                    Georgia        9/30/04  ___________
                                   9/30/03      195,231
                                   9/30/02      201,473

                    Louisiana      9/30/04  ___________
                                   9/30/03      243,126
                                   9/30/02      249,183

                    Maryland       9/30/04  ___________
                                   9/30/03      247,628
                                   9/30/02      243,792

                                    Fiscal    Management
                                     Year        Fee
                    Fund            Ended      Paid ($)
                    -------------  -------  -----------

                    Massachusetts  9/30/04  ___________
                                   9/30/03     $447,613
                                   9/30/02      435,141

                    Michigan       9/30/04  ___________
                                   9/30/03     $614,702
                                   9/30/02      619,600

                    Minnesota      9/30/04  ___________
                                   9/30/03     $498,796
                                   9/30/02      496,978

                    Missouri       9/30/04  ___________
                                   9/30/03     $188,678
                                   9/30/02      189,177

                    New York       9/30/04  ___________
                                   9/30/03     $461,627
                                   9/30/02      450,288

                    Ohio           9/30/04  ___________
                                   9/30/03     $646,134
                                   9/30/02      647,188

                    Oregon         9/30/04  ___________
                                   9/30/03     $314,242
                                   9/30/02      299,135

                    South Carolina 9/30/04  ___________
                                   9/30/03     $447,115
                                   9/30/02      435,711



For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman reimbursed expenses of (i) the Michigan Fund amounting to $_________, $0 and $0, respectively, (ii) the New York Fund amounting to $____________, $0 and $0, respectively, and (iii) the Ohio Fund amounting to $______________, $0 and $0, respectively.


The Funds pay all of their expenses other than those assumed by Seligman, including shareholder services and distribution fees, fees and expenses of independent attorneys and auditors, taxes and governmental fees, including fees and expenses of qualifying the Funds and their shares under federal and state securities laws, cost of stock certificates and expenses of repurchase or redemption of shares, expenses of printing and distributing reports, notices and proxy materials to shareholders, expenses of printing and filing reports and other documents with governmental agencies, expenses of shareholders' meetings, expenses of corporate data processing and related services, shareholder record keeping and shareholder account services, fees and disbursements of transfer agents and custodians, expenses of disbursing dividends and distributions, fees and expenses of Directors of the Funds not employed by or serving as a Director of Seligman or its affiliates, insurance premiums and extraordinary expenses such as litigation expenses. These expenses are allocated among the Funds in a manner determined by the Board of Directors to be fair and equitable.

The Management Agreement also provides that Seligman will not be liable to the Funds for any error of judgment or mistake of law, or for any loss arising out of any investment, or for any act or omission in performing its duties under the Management Agreement, except for willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties under the Management Agreement.

The Management Agreement was unanimously adopted by the Board of Directors at a Meeting held on October 11, 1988 and was approved by the shareholders at a meeting held on December 16, 1988. The Management Agreement with respect to a Fund will continue in effect until December 29 of each year if (1) such continuance is approved in the manner required by the 1940 Act (i.e., by a vote of a majority of the Board of Directors or of the outstanding voting securities of the Fund and by a vote of a majority of the Directors who are not parties to the Management Agreement or interested persons of any such party) and (2) Seligman shall not have notified a Fund at least 60 days prior to December 29 of any year that it does not desire such continuance. The Management Agreement may be terminated by a Fund, without penalty, on 60 days' written notice to Seligman and will terminate automatically in the event of its assignment. Seligman Municipal Fund Series, Inc. has agreed to change its name upon termination of the Management Agreement if continued use of the name would cause confusion in the context of Seligman's business.


At the November 17 and 18, 2004 Board of Directors meeting, the Board unanimously approved the continuance of the Management Agreement. In preparation for these meetings, the Board requested and reviewed a wide variety of materials from Seligman, including extensive performance and expense information for other investment companies compiled by third parties, and the Independent Directors conferred with their counsel at the meeting prior to voting. In their determinations with respect to continuance of the Management Agreement, the Board considered many factors, including, but not limited to: (1) comparative performance information versus other similar investment companies and certain indices; (2) the nature and quality of investment services and administrative services rendered by Seligman; (3) payments received by Seligman from all sources involving both the Funds and all other Seligman investment companies;
(4) the costs borne by, and profitability of, Seligman and its affiliates in providing services of all types to the Funds and to all other Seligman investment companies; (5) comparative fee and expense data versus other similar investment companies; (6) Seligman's policies and practices regarding allocation of portfolio transactions and soft dollars; (7) portfolio turnover of the Funds compared to other similar investment companies; (8) Seligman's willingness to consider and, when desirable, implement organizational and operational changes designed to improve investment results; and (9) fall-out benefits which Seligman and its affiliates receive from managing the Funds. In its deliberations, the Board did not identify any particular information that was all-important or controlling. Rather, the Board evaluated all information available to it and determined that the overall arrangements between each Fund and Seligman, as reflected under the Management Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the Board (and each Director) considered relevant in the exercise of its (or such Director's) reasonable judgment.


Certain of the factors addressed by the Board in reaching its determination are discussed in more detail below.


Portfolio Performance. The Board of Directors considered the performance of the Funds as compared to the performance of other comparable investment companies and as compared to appropriate securities indices. Directors also considered the nature and quality of the investment advice rendered by Seligman. In addition to the information received by the Directors in connection with the November 17 and 18, 2004 Board of Directors meeting, the Board receives detailed information related to performance of the Funds at each Board meeting during the year.


Expenses of the Fund. The Board also considered the management fee rate paid by the Funds to Seligman and the other expenses of the Funds, in comparison to both the quality of services provided and the fees and expenses of funds with similar characteristics.


Costs of Providing Service and Profitability. The Directors reviewed information concerning profitability of Seligman's investment advisory and investment company activities and its financial condition based on results for 2003 and 2004 (through September 30) and estimates for full-year 2004. The information considered by the Board of Directors included operating profit margin information for Seligman's investment company business alone (i.e., excluding results of its affiliates) and on a consolidated basis. The Board of Directors also reviewed profitability data and estimated profitability data for each of the Seligman investment companies. The Board of Directors reviewed certain assumptions and methods of allocation used by Seligman in preparing fund-specific profitability data. While Seligman believes that the methods of allocation used were reasonable, there are limitations inherent in allocating costs to multiple individual advisory products served by an organization such as Seligman's where each of the advisory products draws on, and benefits from, the pooled research of the organization.


Fall-Out Benefits. The Directors considered the services provided to the Funds and its shareholders by Seligman Services, Inc. ("Seligman Services"), an affiliate of Seligman, and the 12b-1 fees each Fund pays to Seligman Services in respect of shares of the Funds held in accounts for which there would not otherwise be a broker of record.

Principal Underwriter

Seligman Advisors, an affiliate of Seligman, 100 Park Avenue, New York, New York 10017, acts as general distributor of the shares of each Fund and of the other mutual funds in the Seligman Group. Seligman Advisors is an "affiliated person" (as defined in the 1940 Act) of Seligman, which is itself an affiliated person of the Funds. Those individuals identified above under "Management Information" as directors or officers of both the Funds and Seligman Advisors are affiliated persons of both entities.

Services Provided by the Investment Manager

Under the Management Agreement, dated December 29, 1988, subject to the control of the Board of Directors, Seligman manages the investment of the assets of each Fund, including making purchases and sales of portfolio securities consistent with each Fund's investment objectives and policies, and administers their business and other affairs. Seligman provides the Funds with such office space, administrative and other services and executive and other personnel as are necessary for Fund operations. Seligman pays all of the compensation of directors of the Funds who are employees or consultants of Seligman and of the officers and employees of the Funds. Seligman also provides senior management for Seligman Data Corp. ("SDC"), the Funds' shareholder service agent.

Service Agreements

There are no other management-related service contracts under which services are provided to any of the Funds.

Other Investment Advice

No person or persons, other than directors, officers, or employees of Seligman, regularly advise any Fund with respect to its investments.

Dealer Reallowances

Dealers and financial advisors receive a percentage of the initial sales charge on sales of Class A shares and Class C shares of each Fund, as set forth below:

Class A shares:


                                                             Regular Dealer
                          Sales Charge        Sales Charge    Reallowance
                           as a % of         as a % of Net     as a % of
Amount of Purchase     Offering Price(1)    Amount Invested  Offering Price
---------------------  -------------------  ---------------  --------------
Less than  $50,000           4.75%                4.99%           4.25%
$50,000  -  $99,999          4.00                 4.17            3.50
$100,000  -  $249,999        3.50                 3.63            3.00
$250,000  -  $499,999        2.50                 2.56            2.25
$500,000  -  $999,999        2.00                 2.04            1.75
$1,000,000  and over           0                    0               0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge.


Class C shares:

                                                             Regular Dealer
                          Sales Charge        Sales Charge    Reallowance
                           as a % of         as a % of Net     as a % of
Amount of Purchase     Offering Price(1)    Amount Invested  Offering Price
---------------------  -------------------  ---------------  --------------
Less than  $100,000          1.00%                1.01%           1.00%
$100,000  -  $249,999        0.50                 0.50            0.50
$250,000  -  $999,999          0                    0               0


(1) "Offering Price" is the amount that you actually pay for Fund shares; it includes the initial sales charge. There is no sales charge with respect to Class C shares if sold through Level Load Intermediaries (as defined below).

Seligman Services, an affiliate of Seligman, is a limited purpose broker/dealer. Seligman Services is eligible to receive commissions from certain sales of Fund shares. For the fiscal years ended September 30, 2004, 2003 and 2002, Seligman Services received commissions in the following amounts:



                                           Commissions Paid to
                                            Seligman Services
                                           -------------------
              Fund               2004             2003            2002
              --------------  -----------  -------------------  ------
              National        $__________         $1,288        $1,511
              Colorado        ___________          2,825         1,844
              Georgia         ___________             64           980
              Louisiana       ___________            213         2,229
              Maryland        ___________          2,904         1,656
              Massachusetts   ___________            194           913
              Michigan        ___________            533         1,260
              Minnesota       ___________          1,033           604
              Missouri        ___________          2,475         1,021
              New York        ___________          3,836         3,729
              Ohio            ___________            712         1,037
              Oregon          ___________            -0-             9
              South Carolina  ___________          1,226         3,222


Rule 12b-1 Plan

The Series has adopted an Administration, Shareholder Services and Distribution Plan ("12b-1 Plan") in accordance with Section 12(b) of the 1940 Act and Rule 12b-1 thereunder.

Under the 12b-1 Plan, each Fund may pay to Seligman Advisors an administration, shareholder services and distribution fee in respect of the Fund's Class A, Class C and Class D shares. Payments under the 12b-1 Plan may include, but are not limited to: (1) compensation to securities dealers and other organizations ("Service Organizations") for providing distribution assistance with respect to assets invested in the Funds; (2) compensation to Service Organizations for providing administration, accounting and other shareholder services with respect to Fund shareholders; and (3) otherwise promoting the sale of shares of the Funds, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectus to prospective investors and defraying Seligman Advisors' costs incurred in connection with its marketing efforts with respect to shares of the Funds. Seligman, in its sole discretion, may also make similar payments to Seligman Advisors from its own resources, which may include the management fee that Seligman receives from each Fund. Payments made by each Fund under its Rule 12b-1 Plan are intended to be used to encourage sales of shares of such Fund, as well as to discourage redemptions.

Fees paid by each Fund under its 12b-1 Plan with respect to any class of shares may not be used to pay expenses incurred solely in respect of any other class or any other Seligman fund. Expenses attributable to more than one class of a Fund are allocated between the classes in accordance with a methodology approved by the Funds' Board of Directors. Each Fund may participate in joint distribution activities with other Seligman funds, and the expenses of such activities will be allocated among the applicable funds based on relative sales, in accordance with a methodology approved by the Board.

Class A


Under the 12b-1 Plan, each Fund, with respect to Class A shares, is authorized to pay monthly to Seligman Advisors a service fee at an annual rate of up to 0.25% of the average daily net asset value of the Class A shares. This fee is used by Seligman Advisors exclusively to make payments to Service Organizations which have entered into agreements with Seligman Advisors. Such Service Organizations currently receive from Seligman Advisors a continuing service fee of up to 0.10% on an annual basis, payable quarterly, of the average daily net assets of Class A shares attributable to the particular Service Organization for providing personal service and/or maintenance of shareholder accounts. The fee payable to Service Organizations from time to time shall, within such limits, be determined by the Directors and may not be increased from 0.10% without approval of the Directors. The Funds are not obligated to pay Seligman Advisors for any such costs it incurs in excess of the fee described above. No expenses incurred in one fiscal year by Seligman Advisors with respect to Class A shares of a Fund may be paid from Class A 12b-1 fees received from that Fund in any other fiscal year. If the 12b-1 Plan is terminated in respect of Class A shares of any Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that

Fund to Seligman Advisors with respect to Class A shares. The total amount paid by each Fund to Seligman Advisors in respect of Class A shares for the fiscal year ended September 30, 2004, equivalent to [0.10%] per annum of the Class A shares' average daily net assets, was as follows:



                                                  Total
                          Fund                  Fees Paid
                          --------------    -------------
                          National          $____________
                          Colorado          _____________
                          Georgia           _____________
                          Louisiana         _____________
                          Maryland          _____________
                          Massachusetts     _____________
                          Michigan          _____________
                          Minnesota         _____________
                          Missouri          _____________
                          New York          _____________
                          Ohio              _____________
                          Oregon            _____________
                          South Carolina    _____________


Class C


Under the 12b-1 Plan, each Fund, with respect to Class C shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of the Class C shares. This fee is used by Seligman Advisors as follows: During the first year following the sale of Class C shares, a distribution fee of 0.75% of the average daily net assets attributable to Class C shares is used, along with any CDSC proceeds during the first eighteen months (twelve months in the case of investors purchasing Class C shares through Level Load Intermediaries (as defined under "Purchase, Redemption and Pricing of Shares")), to (1) reimburse Seligman Advisors for its payment at the time of sale of Class C shares of a 1.25% sales commission to Service Organizations (0.75% in the case of investors purchasing Class C shares through Level Load Intermediaries), and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class C shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class C shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class C shares of a service fee of 0.25% of the net asset value of the Class C shares sold (for shareholder services to be provided to Class C shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class C shares, the entire 12b-1 fee attributable to such Class C shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of the Funds. The total amount paid by each Fund to Seligman Advisors in respect of Class C shares for the fiscal year ended September 30, 2004, equivalent to 1% per annum of the Class C shares' average daily net assets, was as follows:



                                                     Total
                           Fund                  Fees Paid
                           --------------     ------------
                           National           $___________
                           Colorado           ____________
                           Georgia            ____________
                           Louisiana          ____________
                           Maryland           ____________
                           Massachusetts      ____________
                           Michigan           ____________
                           Minnesota          ____________
                           Missouri           ____________
                           New York           ____________
                           Ohio               ____________
                           Oregon             ____________
                           South Carolina     ____________

The amounts expended by Seligman Advisors in any one year with respect to Class C shares of the Funds may exceed the 12b-1 fees paid by the Funds in that year. The 12b-1 Plan permits expenses incurred by Seligman Advisors in respect to Class C shares in one fiscal year to be paid from Class C 12b-1 fees in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class C shares that were not reimbursed from amounts received from each Funds' 12b-1 Plan:



                              Amount of Unreimbursed    % of the Net Assets of
                              Expenses Incurred With           Class C at
             Fund            Respect to Class C Shares    September 30, 2004
             --------------  -------------------------  ----------------------
             National             $___________________      __________________%
             Colorado              ___________________      __________________
             Georgia               ___________________      __________________
             Louisiana             ___________________      __________________
             Maryland              ___________________      __________________
             Massachusetts         ___________________      __________________
             Michigan              ___________________      __________________
             Minnesota             ___________________      __________________
             Missouri              ___________________      __________________
             New York              ___________________      __________________
             Ohio                  ___________________      __________________
             Oregon                ___________________      __________________
             South Carolina        ___________________      __________________


If the 12b-1 Plan is terminated in respect to Class C shares of the Funds, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class C shares.

Class D


Under the 12b-1 Plan, each Fund, with respect to Class D shares, is authorized to pay monthly to Seligman Advisors a 12b-1 fee at an annual rate of up to 1% of the average daily net asset value of Class D shares. This fee is used by Seligman Advisors, as follows: During the first year following the sale of Class D shares, a distribution fee of 0.75% of the average daily net assets attributable to such Class D shares is used, along with any CDSC proceeds, to
(1) reimburse Seligman Advisors for its payment at the time of sale of Class D shares of a 0.75% sales commission to Service Organizations, and (2) pay for other distribution expenses, including paying for the preparation of advertising and sales literature and the printing and distribution of such promotional materials and Prospectuses to prospective investors and other marketing costs of Seligman Advisors. In addition, during the first year following the sale of Class D shares, a service fee of up to 0.25% of the average daily net assets attributable to such Class D shares is used to reimburse Seligman Advisors for its prepayment to Service Organizations at the time of sale of Class D shares of a service fee of 0.25% of the net asset value of the Class D shares sold (for shareholder services to be provided to Class D shareholders over the course of the one year immediately following the sale). The payment of service fees to Seligman Advisors is limited to amounts Seligman Advisors actually paid to Service Organizations at the time of sale as service fees. After the initial one-year period following a sale of Class D shares, the entire 12b-1 fee attributable to such Class D shares is paid to Service Organizations for providing continuing shareholder services and distribution assistance in respect of each Fund. The total amount paid by each Fund to Seligman Advisors in respect of Class D shares for the fiscal year ended September 30, 2004, equivalent to 1% per annum of the Class D shares' average daily net assets, was as follows:



                                                    Total
                          Fund                    Fees Paid
                          --------------      -------------
                          National            $____________
                          Colorado            _____________
                          Georgia             _____________
                          Louisiana           _____________
                          Maryland            _____________
                          Massachusetts       _____________
                          Michigan            _____________
                          Minnesota           _____________
                          Missouri            _____________
                          New York            _____________
                          Ohio                _____________
                          Oregon              _____________
                          South Carolina      _____________

The amounts expended by Seligman Advisors in any one year with respect to Class D shares of a Fund may exceed the 12b-1 fees paid by the Fund in that year. The Fund's 12b-1 Plan permits expenses incurred by Seligman Advisors in respect of Class D shares in one fiscal year to be paid from Class D 12b-1 fees received from that Fund in any other fiscal year; however, in any fiscal year the Funds are not obligated to pay any 12b-1 fees in excess of the fees described above.


As of September 30, 2004, Seligman Advisors incurred the following amounts of expenses in respect of each Fund's Class D shares that were not reimbursed from amounts received from each Fund's 12b-1 Plan:



                                  Amount of Unreimbursed   % of the Net Assets
                                  Expenses Incurred With      of Class D at
                Fund            Respect to Class D Shares   September 30, 2003
                --------------  -------------------------  -------------------
                National           $______________             __________%
                Colorado           _______________             __________
                Georgia            _______________             __________
                Louisiana          _______________             __________
                Maryland           _______________             __________
                Massachusetts      _______________             __________
                Michigan           _______________             __________
                Minnesota          _______________             __________
                Missouri           _______________             __________
                New York           _______________             __________
                Ohio               _______________             __________
                Oregon             _______________             __________
                South Carolina     _______________             __________


If the 12b-1 Plan is terminated in respect of Class D shares of a Fund, no amounts (other than amounts accrued but not yet paid) would be owed by that Fund to Seligman Advisors with respect to Class D shares.


Payments made by the Funds under the 12b-1 Plan in respect of Class A shares, Class C shares and Class D shares for the fiscal year ended September 30, 2004, were spent on the following activities in the following amounts:



                                    Compensation   Compensation
                                         To             To
                       Fund/Class   Underwriters  Broker/Dealers
                       ----------   ------------  --------------
                       National/A        $ -0-         $________
                       National/C    __________        _________
                       National/D    __________        _________

                       Colorado/A          -0-        __________
                       Colorado/C    __________       __________
                       Colorado/D    __________       __________

                       Georgia/A           -0-        __________
                       Georgia/C     __________       __________
                       Georgia/D     __________       __________

                       Louisiana/A         -0-        __________
                       Louisiana/C   __________       __________
                       Louisiana/D   __________       __________

                       Maryland/A          -0-        __________
                       Maryland/C    __________       __________
                       Maryland/D    __________       __________

                                          Compensation   Compensation
                                               To             To
                          Fund/Class      Underwriters  Broker/Dealers
                        ---------------   ------------  --------------
                        Massachusetts/A         -0-       __________
                        Massachusetts/C   __________      __________
                        Massachusetts/D   __________      __________

                        Michigan/A              -0-       __________
                        Michigan/C        __________      __________
                        Michigan/D        __________      __________

                        Minnesota/A             -0-       __________
                        Minnesota/C       __________      __________
                        Minnesota/D       __________      __________

                        Missouri/A              -0-       __________
                        Missouri/C        __________      __________
                        Missouri/D        __________      __________

                        New York/A              -0-       __________
                        New York/C        __________      __________
                        New York/D        __________      __________

                        Ohio/A                  -0-       __________
                        Ohio/C            __________      __________
                        Ohio/D            __________      __________

                        Oregon/A                -0-       __________
                        Oregon/C          __________      __________
                        Oregon/D          __________      __________

                        South Carolina/A        -0-       __________
                        South Carolina/C  __________      __________
                        South Carolina/D  __________      __________


The 12b-1 Plan was approved on July 16, 1992 by the Board of Directors, including a majority of the Directors who are not "interested persons" (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b-1 Plan ("Qualified Directors") and was approved by shareholders of the Funds on November 23, 1992. The 12b-1 Plan became effective on January 1, 1993. Amendments to the 12b-1 Plan were approved in respect of the Class D shares on November 18, 1993 by the Directors, including a majority of the Qualified Directors, and became effective with respect to the Class D shares on February 1, 1994. The 12b-1 Plan was approved in respect of Class C shares on May 20, 1999 by the Directors, including a majority of the Qualified Directors, and became effective in respect of the Class C shares on June 1, 1999. The 12b-1 Plan will continue in effect until December 31 of each year so long as such continuance is approved annually by a majority vote of both the Directors and the Qualified Directors, cast in person at a meeting called for the purpose of voting on such approval. The 12b-1 Plan may not be amended to increase materially the amounts payable under the terms of the 12b-1 Plan without the approval of a majority of the outstanding voting securities of each Fund and no material amendment to the 12b-1 Plan may be made except with the approval of a majority of both the Directors and the Qualified Directors in accordance with the applicable provisions of the 1940 Act and the rules thereunder.

The 12b-1 Plan requires that the Treasurer of the Funds shall provide to the Directors, and the Directors shall review at least quarterly, a written report of the amounts expended (and purposes therefor) made under the 12b-1 Plan. Rule 12b-1 also requires that the selection and nomination of Directors who are not "interested persons" of the Funds be made by such disinterested Directors. The 12b-1 Plans are reviewed by the Directors annually.


Seligman Services acts as a broker/dealer of record for shareholder accounts that do not have a designated financial advisor. As such, it receives compensation pursuant to each Fund's 12b-1 Plan for providing personal services and account maintenance to such accounts and other distribution services. For the fiscal years ended September 30,

2004, 2003 and2002, Seligman Services received distribution and service fees pursuant to each Fund's 12b-1 Plan as follows:



                                    Distribution and Service
                                          Fess Paid to
                                        Seligman Services
                                  -----------------------------
                  Fund                 2004        2003    2002
                  --------------  -------------  ------  ------
                  National        $____________  $8,198  $7,703
                  Colorado         ____________   3,185   3,062
                  Georgia          ____________   1,431   1,059
                  Louisiana        ____________   1,387   1,129
                  Maryland         ____________   1,802   2,518
                  Massachusetts    ____________   2,310   2,261
                  Michigan         ____________   2,962   2,814
                  Minnesota        ____________   2,360   1,991
                  Missouri         ____________   1,804   1,564
                  New York         ____________  16,717  16,368
                  Ohio             ____________   6,094   6,086
                  Oregon           ____________   3,124   5,125
                  South Carolina  _____________   3,401   2,524


Other Service Providers

Seligman Data Corp., which is owned by certain other investment companies in the Seligman Group, is the shareholder service agent and dividend-paying agent for the Funds. SDC charges the Funds at cost for its services. These costs may include amounts paid by SDC to financial intermediaries and other third parties who provide sub-transfer agency services. Certain officers and directors of the Funds are also officers and directors of SDC.

                    Brokerage Allocation and Other Practices

Brokerage Transactions

When two or more of the investment companies in the Seligman Group or other investment advisory clients of Seligman desire to buy or sell the same security at the same time, the securities purchased or sold are allocated by Seligman in a manner believed to be equitable to each. There may be possible advantages or disadvantages of such transactions with respect to price or the size of positions readily obtainable or saleable.


Fixed income securities are generally traded on the over-the-counter market on a "net" basis without a stated commission, through dealers acting for their own account and not as brokers. In over-the-counter markets, the Funds deal with responsible primary market makers unless a more favorable execution or price is believed to be obtainable. Each Fund may buy securities from or sell securities to dealers acting as principal, except dealers with which its directors and/or officers are affiliated. Prices paid to dealers will generally include a "spread", i.e., the difference between the prices at which the dealer is willing to purchase or to sell the security at that time.



For the fiscal years ended September 30, 2004, 2003 and 2002, no brokerage commissions were paid by any of the Funds.


Commissions


For the fiscal years ended September 30, 2004, 2003 and 2002, the Funds did not execute any portfolio transactions with, and therefore did not pay any commissions to, any broker affiliated with either the Funds, Seligman, or Seligman Advisors.


Brokerage Selection

Seligman selects broker-dealers with the goal of obtaining "best execution". Seligman will consider a full range and quality of a broker-dealer's services, such as price, market familiarity, reliability, integrity, commission rates, execution and settlement capabilities, ability to handle large orders, financial condition, technological infrastructure and operational capabilities, willingness to commit capital and the brokerage and research services provided or made available by the broker-dealer. These brokerage and research services, including supplemental investment research, analysis, and reports concerning issuers, industries, and securities, may be useful to Seligman in connection with its services to clients other than the Funds. The relative weighting given to any of the criteria mentioned above depends on a variety of factors including the nature of the transaction, the market on which a particular trade is being executed and the number of broker-dealers making a market in the security to be traded.

Although sales of investment company shares will not be considered in selecting broker-dealers to effect securities transactions, Seligman offers its services primarily through the broker-dealer selling networks and expects that nearly all broker-dealers that effect securities transactions for the Seligman Funds will have a relationship with Seligman or its affiliates to distribute shares of the investment companies or other investment products offered by Seligman. Seligman ranks broker-dealers through an internal voting process which considers the services provided by broker-dealers excluding investment company or product sales by that broker-dealer.

In connection with any agency trades, Seligman determines the reasonableness of the commissions to be paid to a broker-dealer based upon the quality of the brokerage and research services provided, or arranged for, and as a result, may select a broker-dealer whose commission costs may be higher than another would have charged.

Seligman monitors and evaluates the performance and execution capabilities of broker-dealers through which it places orders and periodically reviews its policy with regard to negotiating commissions or mark-ups for the Seligman Funds in light of current market conditions, statistical studies and other available information.

Regular Broker-Dealers


During the Funds' fiscal year ended September 30, 2004, the Funds did not acquire securities of their regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) or of their parents.


                       Capital Stock and Other Securities

Capital Stock

The Series is authorized to issue 1,300,000,000 shares of capital stock, each with a par value of $.001 each, divided into thirteen different series (which represent each of the Funds). Each Fund has three classes, designated Class A common stock, Class C common stock and Class D common stock. Each share of a Fund's Class A, Class C and Class D common stock is equal as to earnings, assets, and voting privileges, except that each class bears its own separate distribution and, potentially, certain other class expenses and has exclusive voting rights with respect to any matter to which a separate vote of any class is required by the 1940 Act or applicable state law. The Series has adopted a Plan ("Multiclass Plan") pursuant to Rule 18f-3 under the 1940 Act permitting the issuance and sale of multiple classes of common stock. In accordance with the Articles of Incorporation, the Board of Directors may authorize the creation of additional classes of common stock with such characteristics as are permitted by the Multiclass Plan and Rule 18f-3. The 1940 Act requires that where more than one class exists, each class must be preferred over all other classes in respect of assets specifically allocated to such class. All shares have noncumulative voting rights for the election of directors. Each outstanding share is fully paid and non-assessable, and each is freely transferable. There are no liquidation, conversion, or preemptive rights.

Other Securities

The Series has no authorized securities other than common stock.

                   Purchase, Redemption, and Pricing of Shares

Purchase of Shares

Class A

Purchase Price. Class A shares may be purchased at a price equal to the next determined net asset value per share, plus an initial sales charge.


Employee and Family Members. Class A shares of the Funds may be issued without a sales charge and in amounts less than the investment minimums set forth in the Prospectus to present and former directors, trustees, officers, employees (and their respective family members) of the Funds, the other investment companies in the Seligman Group, and Seligman and its affiliates. Family members are defined to include lineal descendants and lineal ancestors, siblings (and their spouses and children) and any company or organization controlled by any of the foregoing. Such sales may also be made to employee benefit plans and thrift plans for such persons and to any investment advisory, custodial, trust or other fiduciary account managed or advised by Seligman or any affiliate. The sales may be made for investment purposes only, and shares may be resold only to the Funds. Class A shares may be sold at net asset value to these persons since such sales require less sales effort and lower sales-related expenses as compared with sales to the general public.

If you are eligible to purchase Class A shares without a sales charge, you should inform your financial intermediary or SDC of such eligibility and be prepared to provide proof thereof.


Purchases of Class A shares by a "single person" (as defined below under "Persons Entitled to Reductions") may be eligible for the following reductions in initial sales charges:


Volume Discounts. Volume discounts are provided if the total amount being invested in Class A shares of a Fund alone, or in any combination with Class A shares of the other mutual funds in the Seligman Group which are sold with an initial sales charge, reaches levels indicated in the sales charge schedule set forth in the Prospectus.

The Right of Accumulation. Under this program, reduced sales charges will apply if the sum of (i) the amount being invested by a "single person" in Class A shares of the Funds and in Class A shares of other Seligman mutual funds, (ii) the current net asset value of the Class A shares of other Seligman mutual funds already owned by the "single person" other than Seligman Cash Management Fund (except as provided in (iii)) and (iii) the current net asset value of Class A shares of Seligman Cash Management Fund which were acquired by a "single person" through an exchange of Class A shares of another Seligman mutual fund exceeds the Breakpoint Discount thresholds described above. The value of the shares contemplated by items (ii) and (iii) above (collectively, the "Prior Owned Shares") will be taken into account only if SDC is notified that there are holdings eligible for aggregation to meet the applicable Breakpoint Discount thresholds.

If you are purchasing shares through a financial intermediary, you should consult with your intermediary to determine what information you will need to provide them in order to receive the Breakpoint Discounts to which you may be entitled. This information may include account records regarding shares eligible for aggregation that are held at any financial intermediary, as well as a social security or tax identification number. If you are dealing directly with SDC, you should provide SDC with account information for any shares eligible for aggregation. This information includes account numbers and a social security or tax identification number.

Letter of Intent. This program allows an investor to purchase Class A shares over a 13-month period at reduced initial sales charges in accordance with the schedule in the Prospectus, based on the total amount of Class A shares of the Fund that the letter states the investor intends to purchase plus the total net asset value of Class A shares that were sold with an initial sales charge of the other Seligman mutual funds already owned and the total net asset value of Class A shares of Seligman Cash Management Fund which were acquired through an exchange of Class A shares of another Seligman mutual fund on which there was an initial sales charge at the time of purchase. Reduced sales charges also may apply to purchases made within a 13-month period starting up to 90 days before the date of execution of a letter of intent. In connection with such an arrangement, a portion of the shares you initially purchased under the letter of intent will be held in escrow to provide for any sales charges that might result if you fail to purchase the amount of shares contemplated by the agreement assuming your purchases would not otherwise be eligible for Breakpoint Discounts. These shares will be released upon completion of the purchases contemplated by the letter of intent.

Persons Entitled To Reductions. Reductions in initial sales charges apply to purchases of Class A shares, and independently, Class C shares in an account held by a "single person." Amounts invested in Class A shares and Class C shares will not be aggregated for purposes of determining eligibility for a Breakpoint Discount. A "single person" includes an individual; members of a family unit comprising husband, wife and minor children; or a trustee or other fiduciary purchasing for a single fiduciary account. Employee benefit plans qualified under Section 401 of the Internal Revenue Code of 1986, as amended, organizations tax exempt under Section 501(c)(3) or (13) of the Internal Revenue Code, and non-qualified employee benefit plans that satisfy uniform criteria are also considered "single persons" for this purpose. The uniform criteria are as follows:


     1. Employees must authorize the employer, if requested by a Fund, to receive in bulk and to distribute to each participant on a timely basis the Fund Prospectus, reports, and other shareholder communications.

     2. Employees participating in a plan will be expected to make regular periodic investments (at least annually). A participant who fails to make such investments may be dropped from the plan by the employer or the Fund 12 months and 30 days after the last regular investment in his account. In such event, the dropped participant would lose the discount on share purchases to which the plan might then be entitled.

     3. The employer must solicit its employees for participation in such an employee benefit plan or authorize and assist an investment dealer in making enrollment solicitations.

Eligible Employee Benefit Plans. The table of sales charges in the Prospectus applies to sales to "eligible employee benefit plans," except that the Fund may sell shares at net asset value to "eligible employee benefit plans" which have at least (1) $500,000 invested in the Seligman Group of mutual funds or (2) 50 eligible employees to whom such plan is made available. "Eligible employee benefit plan" means any plan or arrangement, whether or not tax qualified, which provides for the purchase of Fund shares. Sales are believed to require limited sales effort and sales-related expenses and therefore are made at net asset value. However, Section 403(b) Plans sponsored by public educational institutions are not eligible for net asset value purchases based on the aggregate investment made by the plan or member of eligible employees.

Sales to eligible employee benefit plans must be made in connection with a payroll deduction system of plan funding or other systems acceptable to Seligman Data Corp., the Fund's shareholder service agent. Contributions or account information for plan participation also should be transmitted to Seligman Data Corp. by methods which it accepts. Additional information about "eligible employee benefit plans" is available from financial advisors or Seligman Advisors.

Further Types of Reductions. Class A shares may also be issued without an initial sales charge in the following instances:

(1) to any registered unit investment trust which is the issuer of periodic payment plan certificates, the net proceeds of which are invested in Fund shares;

(2) to separate accounts established and maintained by an insurance company which are exempt from registration under Section 3(c)(11) of the 1940 Act;


(3) to registered representatives and employees (and their spouses and minor children) of any dealer or bank that has a sales agreement with Seligman Advisors;


(4)  to financial institution trust departments;

(5) to registered investment advisers exercising discretionary investment authority with respect to the purchase of Fund shares;

(6) to accounts of financial institutions or authorized dealers or investment advisors that charge account management fees, provided Seligman or one of its affiliates has entered into an agreement with respect to such accounts;

(7) pursuant to sponsored arrangements with organizations which make recommendations to, or permit group solicitations of, its employees, members or participants in connection with the purchase of shares of the Fund;

(8) to other investment companies in the Seligman Group in connection with a deferred fee arrangement for outside directors, or pursuant to a "fund of funds" arrangement;

(9)  to certain "eligible employee benefit plans" as discussed above;

(10) to those partners and employees of outside counsel to the Funds or its directors or trustees who regularly provide advice and services to the Funds, to other funds managed by Seligman, or to their directors or trustees; and

(11) in connection with sales pursuant to a 401(k) alliance program which has an agreement with Seligman Advisors.

CDSC Applicable to Class A Shares. Class A shares purchased without an initial sales charge in accordance with the sales charge schedule in the Funds' Prospectus, or pursuant to a Volume Discount, Right of Accumulation, or Letter of Intent are subject to a contingent deferred sales charge ("CDSC") of 1% on redemptions of such shares within eighteen months of purchase. Employee benefit plans eligible for net asset value sales (as described below) may be subject to a CDSC of 1% for terminations at the plan level only, on redemptions of shares purchased within eighteen months prior to plan termination. Other available reductions will not be subject to a 1% CDSC. The 1% CDSC will be waived on shares that were purchased through Morgan Stanley Dean Witter & Co. by certain Chilean institutional investors (i.e. pension plans, insurance companies, and mutual funds). Upon redemption of such shares within an eighteen-month period, Morgan Stanley Dean Witter will reimburse Seligman Advisors a pro rata portion of the fee it received from Seligman Advisors at the time of sale of such shares.

See "CDSC Waivers" below for other waivers which may be applicable to Class A shares.

Class C

Class C shares may be purchased at a price equal to the next determined net asset value, plus an initial sales charge. No sales charge shall be payable by any person purchasing Class C shares through Level Load Intermediaries (as described below). In addition, in connection with the purchase of Class C shares by a "single person" (as described below), investors may be eligible for the reductions in initial sales charges similar to the reductions described above for Class A shares. Class C shares are subject to a CDSC of 1% if the shares are redeemed within eighteen months of purchase (twelve months for Class C shares purchased through Level Load Intermediaries described below), charged as a percentage of the current net asset value or the original purchase price, whichever is less.


Level Load Intermediaries are those financial intermediaries who offer Class C Shares without any initial front-end sales charge. At the current time, the Level Load Intermediaries are as follows: Advest, Inc., Citigroup Global Markets, Inc., First Clearing, LLC, INVEST Financial Corporation, Investment Centers of America, Inc., KCD Financial, Inc., Lieblong & Associates, Inc., Linsco/Private Ledger Corporation, Piper Jaffray & Co., Morgan Stanley DW Inc., National Planning Corporation, National Planning Holdings, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Dain Rauscher Inc., SII Investments, Inc., UBS Financial Services, Inc., Wachovia Securities Financial Network, LLC and Wachovia Securities, LLC. From time to time, other Level Load Intermediaries may be added.


Class D

Class D shares may be purchased at a price equal to the next determined net asset value, without an initial sales charge. However, Class D shares are subject to a CDSC of 1% if the shares are redeemed within one year of purchase, charged as a percentage of the current net asset value or the original purchase price, whichever is less.

Systematic Withdrawals. Class C and Class D shareholders who reinvest both their dividends and capital gain distributions to purchase additional shares of a Fund may use the Funds' Systematic Withdrawal Plan to withdraw up to 10% and 10%, respectively, of the value of their accounts per year without the imposition of a CDSC. Account value is determined as of the date the systematic withdrawals begin.

CDSC Waivers. The CDSC on Class C shares and Class D shares (and certain Class A shares, as discussed above) will be waived or reduced in the following instances:

(1) on redemptions following the death or disability (as defined in Section 72(m)(7) of the Internal Revenue Code) of a shareholder or beneficial owner;

(2)  in connection with (1) distributions from retirement plans qualified under
     Section 401(a) of the Internal Revenue Code when such redemptions are necessary to make distributions to plan participants (such payments include, but are not limited to, death, disability, loans, retirement, or separation of service), (2) distributions from a custodial account under
     Section 403(b)(7) of the Internal Revenue Code or an IRA due to death, disability, minimum distribution requirements after attainment of age 70 1/2 or, for accounts established prior to January 1, 1998, attainment of age 59 1/2, and (3) a tax-free return of an excess contribution to an IRA;

(3) in whole or in part, in connection with shares sold to current and retired Directors of the Funds;

(4) in whole or in part, in connection with shares sold to any state, county, or city or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable investment laws from paying a sales load or commission in connection with the purchase of any registered investment management company;

(5)  in whole or in part, in connection with systematic withdrawals;

(6) in connection with participation in the Merrill Lynch Small Market 401(k) Program; and

(7) on inicidental redemptions to cover administrative expenses (such expenses include, but are not limited to, directors/trustees fees, wire fees or courier fees) not to exceed $25.00 per occurrence.

If, with respect to a redemption of any Class A, Class C or Class D shares sold by a dealer, the CDSC is waived because the redemption qualifies for a waiver as set forth above, the dealer shall remit to Seligman Advisors promptly upon notice, an amount equal to the payment or a portion of the payment made by Seligman Advisors at the time of sale of such shares.

Fund Reorganizations

Class A shares and Class C shares may be issued without an initial sales charge in connection with the acquisition of cash and securities owned by other investment companies. Any CDSC will be waived in connection with the redemption of shares of a Fund if the Fund is combined with another Seligman mutual fund, or in connection with a similar reorganization transaction.

Payment in Securities. In addition to cash, the Funds may accept securities in payment for Fund shares sold at the applicable public offering price (net asset value and, if applicable, any sales charge), although the Funds do not presently intend to accept securities in payment for Fund shares. Generally, a Fund will only consider accepting securities (l) to increase its holdings in a portfolio security, or (2) if Seligman determines that the offered securities are a suitable investment for the Fund and in a sufficient amount for efficient management. Although no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue in payment for shares. A Fund may reject in whole or in part offers to pay for Fund shares with securities, may require partial payment in cash for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. The Funds will not accept restricted securities in payment for shares. The Funds will value accepted securities in the manner provided for valuing portfolio securities.

Offering Price


When you buy or sell Fund shares, you do so at the Class's net asset value ("NAV") next calculated after Seligman Advisors accepts your request. However, in some cases, the Series has authorized certain financial intermediaries (and other persons designated by such financial intermediaries) to receive purchase and redemption orders on behalf of the Funds. In such instances, customer orders will be priced at the Class's NAV next calculated after the authorized financial intermediary (or other persons designated by such financial intermediary) receives the request, subject to the subsequent acceptance of the order by Seligman Advisors. Any applicable sales charge will be added to the purchase price for Class A shares and Class C shares.

NAV per share of each class of a Fund is determined as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally, 4:00 p.m. Eastern time), on each day that the NYSE is open for business. The NYSE is currently closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. NAV per share for a class is computed by dividing such class's share of the value of the net assets of the Funds (i.e., the value of its assets less liabilities) by the total number of outstanding shares of such class. All expenses of the Fund, including the management fee, are accrued daily and taken into account for the purpose of determining NAV. The NAV of Class C shares and Class D shares will generally be lower than the NAV of Class A shares as a result of the higher 12b-1 fees with respect to such shares. It is expected, however, that the net asset value per share of the two classes will tend to converge immediately after the recording of dividends, which will differ by approximately the amount of the distribution and other class expenses accrual differential between the classes.

Generally, portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Traded securities are valued at the last sales price on the primary market on which they are traded. Securities for which there is no last sales price are valued either by independent pricing services based on bid prices that consider such factors as transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities, or by Seligman based on quotations provided by primary market makers in such securities. If Seligman concludes that the most recently reported (or closing) price of a security held by a Fund is no longer valid or reliable, or such price is otherwise unavailable, Seligman will value the security based upon its fair value as determined in accordance with procedures approved by the Board of Directors. This can occur in the event of, among other things, natural disasters, acts of terrorism, market disruptions, intra-day trading halts or extreme market volatility. Short-term holdings having remaining maturities of 60 days or less are generally valued at amortized cost.

Specimen Price Make-Up


Under the current distribution arrangements between the Funds and Seligman Advisors, Class A shares and Class C shares are sold with a maximum initial sales charge of 4.75% and 1.00%(1), respectively, and Class D shares are sold at NAV(2). Using each Class's NAV at September 30, 2004, the maximum offering price of the Funds' shares is as follows:



                                        Class A shares
                ----------------------------------------------------------------
                        NAV        +   Maximum Sales Charge     = Offering Price
     Fund            Per Share        (4.75% of Offering Price)     to Public
--------------  -----------------     ------------------------    --------------
National        $________________     $_____________              $____________
Colorado         ________________     ______________              _____________
Georgia          ________________     ______________              _____________
Louisiana        ________________     ______________              _____________
Maryland         ________________     ______________              _____________
Massachusetts    ________________     ______________              _____________
Michigan         ________________     ______________              _____________
Minnesota        ________________     ______________              _____________
Missouri         ________________     ______________              _____________
New York         ________________     ______________              _____________
Ohio             ________________     ______________              _____________
Oregon           ________________     ______________              _____________
South Carolina   ________________     ______________              _____________

                                        Class C shares
                -------------------------------------------------------------
                             +      Maximum Sales Charge
                    NAV            (1.00% of Offering      =   Offering Price
Fund              Per Share             Price/(1)/)             to Public
--------------  -----------       -----------------------    ----------------
National        $__________       $_____________             $___________
Colorado        ___________       ______________             ____________
Georgia         ___________       ______________             ____________
Louisiana       ___________       ______________             ____________
Maryland        ___________       ______________             ____________
Massachusetts   ___________       ______________             ____________
Michigan        ___________       ______________             ____________
Minnesota       ___________       ______________             ____________
Missouri        ___________       ______________             ____________
New York        ___________       ______________             ____________
Ohio            ___________       ______________             ____________
Oregon          ___________       ______________             ____________
South Carolina  ___________       ______________             ____________

                               Class D shares
                    ------------------------------------
                                       NAV and Offering
                    Fund            Price Per Share/(2)/
                    --------------  --------------------
                    National        $___________________
                    Colorado         ___________________
                    Georgia          ___________________
                    Louisiana        ___________________
                    Maryland         ___________________
                    Massachusetts    ___________________
                    Michigan         ___________________
                    Minnesota        ___________________
                    Missouri         ___________________
                    New York         ___________________
                    Ohio             ___________________
                    Oregon           ___________________
                    South Carolina   ___________________


----------
(1) In addition to the 1.00% front-end sales charge applicable to Class C shares (other than those sold through Level Load Intermediaries), such shares are subject to a 1% CDSC if you redeem your shares within 18 months of purchase (12 months in the case of investors who purchase Class C shares through Level Load Intermediaries). Level Load Intermediaries are discussed under "Purchase, Redemption and Pricing of Shares".
(2) Class D shares are subject to a 1% CDSC if you redeem your shares within one year of purchase.

Redemption in Kind

The procedures for selling Fund shares under ordinary circumstances are set forth in the Prospectus. In unusual circumstances, payment may be postponed, or the right of redemption postponed for more than seven days, if: (i) the orderly liquidation of portfolio securities is prevented by the closing of, or restricted trading on, the NYSE; (ii) during periods of emergency, which make the disposal by a Fund of its shares impracticable or it is not reasonably practicable for a Fund to fairly determine the value of its net assets; or (iii) such other periods as ordered by the SEC for the protection of the Funds' shareholders. Under these circumstances, redemption proceeds may be made in securities. If payment is made in securities, a shareholder may incur brokerage expenses in converting these securities to cash.

Anti-Money Laundering

As part of the Funds' responsibility for the prevention of money laundering, you may be required by the Funds, Seligman or their respective service providers to provide additional information, including information needed to verify the source of funds used to purchase shares and your identity or the identity of any underlying beneficial owners of your shares. In the event of delay or failure by you to produce any requested information, the Funds or their service providers may refuse to accept a subscription or, to the extent permitted or required by applicable law, cause a complete redemption of your shares from the Funds. The Funds, by written notice to you, may suspend payment to you of any proceeds or distributions if the Funds or their service providers reasonably deem it necessary to do so in order to comply with applicable laws and regulations, including any anti-money laundering laws and regulations applicable to the Funds, Seligman or their respective service providers.


Arrangements Permitting Frequent Trading of Fund Shares

The Funds have no arrangements with any person to permit frequent trading of Fund shares.


                              Taxation of the Funds

Federal Income Taxes. Each of the Funds is qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. For each year so qualified, a Fund will not be subject to federal income taxes on its net ordinary income and capital gains, if any, realized during any taxable year, which it distributes to its shareholders, provided that the sum of (i) at least 90% of its net ordinary income and net short-term capital gains and (ii) at least 90% of its net tax-exempt interest are distributed to shareholders each year.

Qualification as a regulated investment company under the Internal Revenue Code requires among other things, that (1) at least 90% of the annual gross income of a Fund be derived from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stocks, securities or currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stocks, securities or currencies; and (2) a Fund diversifies its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, US Government securities and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than US Government securities or securities of other regulated investment companies).

Each of the Funds is treated as a separate corporation for federal income tax purposes. As a result, determinations of net ordinary income, exempt-interest dividends and net long-term and short-term capital gains and losses will be made separately for each Fund.

If, at the end of each quarter of its taxable year, at least 50% of a Fund's total assets is invested in obligations exempt from regular federal income tax, the Fund will be eligible to pay dividends that are excludable by shareholders from gross income for regular federal income tax purposes. The total amount of such exempt interest dividends paid by a Fund cannot exceed the amount of federally tax-exempt interest received by the Fund during the year less certain expenses allocable to the Fund.

Dividends from net investment income and distributions from the excess of net short-term capital gains over net long-term capital losses are taxable as ordinary income to shareholders, whether received in cash or reinvested in additional shares. Such dividends and distributions generally will not be eligible for the treatment as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders.

Distributions of net capital gains (i.e., the excess of net long-term capital gains over any net short-term losses) are taxable as long-term capital gains, whether received in cash or invested in additional shares, regardless of how long the shares have been held by a shareholder, except that the portion of net capital gains representing accrued market discount on tax-exempt obligations acquired after April 30, 1993 will be taxable as ordinary income. Individual shareholders will be subject to federal tax on distributions of net capital gains at a maximum rate of 15% if designated as derived from the Fund's capital gains from property held for more than one year and realized before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. Distributions from a Fund's other investment income (other than exempt interest dividends) or from net realized short-term gains are taxable to shareholders as ordinary income, whether received in cash or invested in additional shares. Distributions generally will not be eligible to be designated as qualified dividend income for non-corporate shareholders or for the dividends received deduction allowed to corporate shareholders. Shareholders receiving distributions in the form of additional shares issued by a Fund will generally be treated for federal income tax purposes as having received a distribution in an amount equal to the cash that could have been elected to be received instead of the additional shares.

Interest on indebtedness incurred or continued to purchase or carry shares of any Fund will not be deductible for federal income tax purposes to the extent that the Fund's distributions are exempt from federal income tax.


[At September 30, 2004, the National and Minnesota Funds had net capital loss carryforwards for federal income tax purposes of $2,941,422 and $280,113, respectively, which are available for offset against future taxable net capital gains. Of the net capital loss carryforward for the National Fund approximately $1,100,000 expires in 2004 and approximately $1,700,000 expires in 2011. The net capital loss carryforward for the Minnesota Fund expires principally in 2010. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until net capital gains have been realized in excess of the available capital loss carryforwards. In addition, the Colorado Fund elected to defer to the fiscal year ending September 30, 2004, the recognition for tax purposes of net loss of $100,126 realized on the sale of investments after October 31, 2002. This loss will be available to offset future taxable net gains.] To Update.


Dividends and distributions declared in October, November or December, payable to shareholders of record on a specified date in such a month and paid in the following January will be treated as having been paid by a Fund and received by each shareholder in December. Under this rule, therefore, shareholders may be taxed in one year on dividends or distributions actually received in January of the following year.

Any gain or loss realized upon a sale or redemption of shares in a Fund by a shareholder who is not a dealer in securities will generally be treated as a long-term capital gain or loss if the shares have been held for more than one year and otherwise as a short-term capital gain or loss. Individual shareholders will be subject to federal income tax on net capital gains at a maximum rate of 15% in respect of shares held for more than one year and disposed of before January 1, 2009. Net capital gain of a corporate shareholder is taxed at the same rate as ordinary income. However, if shares on which an exempt interest dividend has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized will be disallowed to the extent of the amount of the exempt interest dividend paid by a Fund to the shareholder. Further, if shares on which a long-term capital gains distribution has been received are subsequently sold or redeemed and such shares have been held for six months or less (after taking into account certain hedging transactions), any loss realized, to the extent not otherwise disallowed pursuant to the immediately preceding sentence, will be treated as long-term capital loss to the extent of the long-term capital gain distribution. In addition, no loss will be allowed on the sale or other disposition of shares of a Fund if, within a period beginning 30 days before the date of such sale or disposition and ending 30 days after such date, the holder acquires (including shares acquired through dividend reinvestment) securities that are substantially identical to the shares of the Fund.

In determining gain or loss on shares of a Fund that are sold or exchanged within 90 days after acquisition, a shareholder generally will not be permitted to include in the tax basis attributable to such shares the sales charge incurred in acquiring such shares to the extent of any subsequent reduction of the sales charge by reason of the Exchange or Reinstatement Options offered by the Fund. Any sales charge not taken into account in determining the tax basis of shares sold or exchanged within 90 days after acquisition will be added to the shareholder's tax basis in the shares acquired pursuant to the Exchange or Reinstatement Options.

Each Fund is subject to a 4% nondeductible excise tax on amounts required to be but not distributed under a prescribed formula. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund's ordinary income for the calendar year, at least 98% of its capital gain net income realized during the one-year period ending October 31 during such year, and all ordinary income and capital gain net income for prior years that was not previously distributed. Each Fund intends to make sufficient distributions or deemed distributions of its ordinary income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax.

Shareholders are urged to consult their tax advisors concerning the effect of federal income taxes in their individual circumstances. In particular, persons who may be "substantial users" (or "related person" of substantial users) of facilities financed by industrial development bonds or private activity bonds should consult the tax advisors before purchasing shares of any Fund.

Unless a shareholder includes a certified taxpayer identification number (social security number for individuals) on the account application and certifies that the shareholder is not subject to backup withholding, the Funds are required to withhold and remit to the US Treasury a portion of distributions and other reportable payments to the shareholder. Shareholders should be aware that, under regulations promulgated by the Internal Revenue Service, a Fund may be fined on an annual basis for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed, the Fund may charge a service fee equal to such fine that may be deducted from the shareholder's account and offset against any undistributed dividends and capital gain distributions. The Funds also reserve the right to close any account which does not have a certified taxpayer identification number.

Colorado Taxes


In the opinion of ______________________, Colorado tax counsel to the Colorado Fund, individuals, trusts, estates and corporations who are holders of the Colorado Fund and who are subject to the Colorado income tax will not be subject to Colorado income tax or the Colorado alternative minimum tax on Colorado Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code, which are derived from interest income received by the Colorado Fund on (a) obligations of the State of Colorado or its political subdivisions which are issued on or after May 1, 1980, or if issued before May 1, 1980, to the extent such interest is specifically exempt from income taxation under the laws of the State of Colorado authorizing the issuance of such obligations; (b) obligations of the United States or its possessions to the extent included in federal taxable income; or (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states (collectively, "Colorado Obligations"). To the extent that Colorado Fund distributions are attributable to sources not described in the preceding sentence, such distributions, including but not limited to, long or short-term gains, will not be exempt from Colorado income tax and may be subject to Colorado's alternative minimum tax. There are no municipal income taxes in Colorado. As intangibles, shares in the Colorado Fund are exempt from Colorado property taxes.


The Colorado Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Colorado Obligations and exempt from the Colorado income tax.

Georgia Taxes


In the opinion of __________________, Georgia tax counsel to the Georgia Fund, under existing Georgia law, shareholders of the Georgia Fund will not be subject to Georgia income taxes on dividends with respect to shares of the Georgia Fund to the extent that such distributions represent exempt-interest dividends for federal income tax purposes that are attributable to interest-bearing obligations issued by or on behalf of the State of Georgia or its political subdivisions, or by the governments of Puerto Rico, the Virgin Islands, or Guam (collectively, "Georgia Obligations"), which are held by the Georgia Fund. Dividends, if any, derived from capital gains or other sources generally will be taxable to shareholders of the Georgia Fund for Georgia income tax purposes.


Except during temporary defensive periods or when acceptable investments are unavailable to the Georgia Fund, at least 80% of the value of the net assets of the Georgia Fund will be maintained in debt obligations which are exempt from regular federal income tax and Georgia income taxes.

The Georgia Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Georgia Obligations and exempt from Georgia income taxes.

Louisiana Taxes


In the opinion of ____________________, Louisiana tax counsel to the Louisiana Fund, based upon technical advise obtained from the Louisiana Department of Revenue, and subject to the current policies of the Louisiana Department of Revenue, shareholders of the Louisiana Fund who are corporations; individuals, and residents of the State of Louisiana; and, for taxable periods beginning after December 31, 1996, trusts or estates; all of whom are otherwise subject to Louisiana income tax, will not be subject to Louisiana income tax on Louisiana Fund dividends to the extent that such dividends are attributable to interest on
(a) tax-exempt obligations of the State of Louisiana or its political or governmental subdivisions, or its governmental agencies, or instrumentalities authorized under the laws of the State of Louisiana to issue tax-exempt obligations, (b) obligations of the United States or its possessions to the extent included in federal taxable income, and (c) obligations of territories or possessions of the United States to the extent federal law exempts interest on such obligations from taxation by the states. To the extent that distributions on the Louisiana Fund are attributable to sources other than those described in the preceding sentence, such distributions, including but not limited to, long-term or short-term capital gains, will not be exempt from Louisiana income tax.


Non-resident individuals maintaining their domicile other than in the State of Louisiana will not be subject to Louisiana income tax on their Louisiana Fund dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Louisiana Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Louisiana Fund in debt obligations which are exempt from federal income tax and exempt from Louisiana income tax.

The Louisiana Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Louisiana obligations and exempt from Louisiana income tax.

Maryland Taxes


In the opinion of ________________, Maryland tax counsel to the Maryland Fund, as long as dividends paid by the Maryland Fund qualify as interest excludable under Section 103 of the Internal Revenue Code and the Maryland Fund qualifies as a regulated investment company under the Internal Revenue Code, the portion of exempt-interest dividends that represents interest received by the Maryland Fund on obligations (a) of Maryland or its political subdivisions and authorities; or (b) of the United States or an authority, commission, instrumentality, possession, or territory of the United States, will be exempt from Maryland state and local income taxes when allocated or distributed to a shareholder of the Maryland Fund.


Gain realized by the Maryland Fund from the sale or exchange of a bond issued by Maryland or a political subdivision of Maryland, or of the United States or an authority, commission, or instrumentality of the United States will not be subject to Maryland state and local income taxes.

To the extent that distributions of the Maryland Fund are attributable to sources other than those described in the preceding sentences, such as interest received by the Maryland Fund on obligations issued by states other than Maryland, income earned on repurchase contracts, or gains realized by a shareholder upon a redemption or exchange of Maryland Fund shares, such distributions will be subject to Maryland state and local income taxes. Interest on indebtedness incurred or continued (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

Except during temporary defensive periods or when acceptable investments are unavailable to the Maryland Fund, at least 80% of the value of the net assets of the Maryland Fund will be maintained in debt obligations which are exempt from regular federal income tax and are exempt from Maryland state and local income taxes.

The Maryland Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Maryland obligations and exempt from Maryland state and local income taxes.

Massachusetts Taxes


In the opinion of _______________________, Massachusetts tax counsel to the Massachusetts Fund, assuming that the Municipal Fund gives the notices described at the end of this section, holders of the Massachusetts Fund who are subject to the Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts

Fund to the extent that these distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions or by the government of Puerto Rico or by its authority, by the government of Guam or by its authority, or by the government of the Virgin Islands or its authority (collectively, "Massachusetts Obligations"). Except to the extent excluded as distributions attributable to interest on obligations of the United States or as capital gain dividends, distributions of income to Massachusetts holders of the Massachusetts Fund that are attributable to sources other than those described in the preceding sentence will be includable in the Massachusetts income of the holders of the Massachusetts Fund. Distributions will not be subject to tax to the extent that they qualify as capital gain dividends which are attributable to obligations issued by the Commonwealth of Massachusetts, its instrumentalities, or political subdivisions under any provision of law which exempts capital gain on the obligation from Massachusetts income taxation. Other distributions which qualify as capital gain dividends under Section 852(b)(3)(C) of the Internal Revenue Code and which are includable in Federal gross income will be includable in the Massachusetts income of a holder of the Massachusetts Fund as capital gain.


Massachusetts Fund dividends are not excluded in determining the Massachusetts excise tax on corporations. Except during temporary defensive periods or when acceptable investments are unavailable to the Massachusetts Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Massachusetts Fund in debt obligations which are exempt from regular federal income tax and Massachusetts personal income tax.

The Massachusetts Fund will notify its shareholders within 60 days after the close of the year as to the interest and capital gains derived from Massachusetts Obligations and exempt from Massachusetts personal income tax.

Michigan Taxes


In the opinion of _____________________, Michigan tax counsel to the Municipal Fund, holders of the Michigan Series who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on Michigan Series dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Code which are attributable to interest on tax-exempt obligations of the State of Michigan, or its political or governmental subdivisions, its governmental agencies or instrumentalities (as well as certain other federally tax-exempt obligations, the interest on which is exempt from Michigan tax, such as, for example, certain obligations of Puerto
Rico)(collectively, "Michigan Obligations"). To the extent that distributions on the Michigan Series are attributable to sources other than those described in the preceding sentence, such distributions, including, but not limited to, long or short-term capital gains, will not be exempt from Michigan income tax or single business tax. To the extent that distributions on the Michigan Series are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.


Except during temporary defensive periods or when acceptable investments are unavailable to the Michigan Series, at least 80% of the value of the net assets of the Michigan Series will be maintained in debt obligations which are exempt from regular federal income tax and Michigan income and single business taxes.

The Michigan Series will notify its shareholders within 60 days after the close of the year as to the interest derived from Michigan Obligations and exempt from Michigan income tax.

Minnesota Taxes


In the opinion of _______________________, Minnesota tax counsel to the Minnesota Fund, provided that the Minnesota Fund qualifies as a regulated investment company under the Internal Revenue Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such regular Minnesota tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund generally will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources described in the first sentence of this paragraph, such dividends generally will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.


Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, including obligations of the Minnesota Sources described above, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers, was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be.

Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' federal alternative minimum taxable income, which includes federal tax preference items. The Internal Revenue Code provides that interest on specified private activity bonds is a federal tax preference item, and that an exempt-interest dividend of a regulated investment company constitutes a federal tax preference item to the extent of its proportionate share of the interest on such private activity bonds. Accordingly, exempt-interest dividends that are attributable to such private activity bond interest, even though they are derived from the Minnesota Sources described above, will be included in the base upon which such Minnesota alternative minimum tax is computed. In addition, the entire portion of exempt-interest dividends that is received by such shareholders and that is derived from sources other than the Minnesota Sources described above generally is also subject to the Minnesota alternative minimum tax. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota Fund, including all of those that are derived from the Minnesota Sources described above, generally will be subject to the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

Subject to certain limitations that are set forth in the Minnesota rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates, or trusts.

Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Minnesota Fund distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations, and partnerships.

Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations which are exempt from the regular federal income tax. Such debt obligations may, however, be subject to the federal alternative minimum tax. A similar percentage will generally also apply with respect to the regular Minnesota personal income tax, and such debt obligations may likewise be subject to the Minnesota alternative minimum tax, in each case subject to the entire discussion above. The Minnesota Fund will invest so that the 95% test described above is met.

The Minnesota Fund will notify its shareholders within 30 days after the close of the year as to the interest derived from Minnesota obligations and exempt from the Minnesota personal income tax, subject to the discussion above.

Missouri Taxes


In the opinion of ___________________, Missouri tax counsel to the Missouri Fund, dividends distributed to individual shareholders of the Missouri Fund will be exempt from the Missouri personal income tax imposed by Chapter 143 of the Missouri Revised Statutes to the extent that such dividends qualify as exempt interest dividends of a regulated investment company under Section 852(b)(5) of the Internal Revenue Code and are derived from interest on obligations of the State of Missouri or any of its political subdivisions or authorities, or obligations issued by the government of Puerto Rico or its authority (collectively, "Missouri Obligations"). Capital gain dividends, as defined in Section 852(b)(3) of the Internal Revenue Code, distributable by the Missouri Fund to individual resident shareholders of the Missouri Fund, to the extent includable in federal adjusted gross income, will be subject to Missouri income taxation. Shares in the Missouri Fund are not subject to Missouri personal property taxes.


Dividends paid by the Missouri Fund, if any, that do not qualify as tax exempt dividends under Section 852 (b)(5) of the Internal Revenue Code, will be exempt from Missouri income tax only to the extent that such dividends are derived from interest on certain US obligations that the State of Missouri is expressly prohibited from taxing under the laws of the United States. The portion of such dividends that is not subject to taxation by the State of Missouri may be reduced by interest, or other expenses, in excess of $500 paid or incurred by a shareholder in any taxable year to purchase or carry shares of the Missouri Fund of the Municipal Fund or other investments producing income that is includable in federal gross income, but exempt from Missouri income tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Missouri Fund, at least 80% of the value of the net assets of the Missouri Fund will be maintained in debt obligations which are exempt from regular federal income tax and Missouri personal income tax.

The Missouri Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Missouri Obligations and exempt from the Missouri personal income tax.

New York State and City Taxes


In the opinion of _________________________, counsel to the Funds, holders of shares of the New York Fund who are subject to New York State and City tax on dividends will not be subject to New York State and City personal income taxes (but may be subject to New York State and City franchise taxes on corporations and financial institutions) on New York Fund dividends to the extent that such distributions qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and City personal income taxes such as, for example, certain obligations of Puerto Rico) (collectively, "New York Obligations"). To the extent that distributions on the New York Fund are derived from other income, including long or short-term capital gains, such distributions will not be exempt from State or City personal income taxes.


Except during temporary defensive periods or when acceptable investments are unavailable to the New York Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the New York Fund in debt obligations which are exempt from regular federal income tax and New York State and City personal income taxes.

The Fund will notify its shareholders within 45 days after the close of the year as to the interest derived from New York Obligations and exempt from New York State and City personal income taxes.

Ohio Taxes


In the opinion of _________________________, Ohio tax counsel to the Ohio Fund, holders of the Ohio Fund who are subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on dividend distributions with respect to shares of the Ohio Fund ("Distributions") to the extent that such Distributions are properly attributable to interest (including accrued original issue discount) on obligations issued by or on behalf of the State of Ohio, political subdivisions thereof, or agencies or instrumentalities thereof (collectively, "Ohio Obligations"), provided that the Ohio Fund qualifies as a regulated investment company for federal income tax purposes and that at all times at least 50% of the value of the total assets of the Ohio Fund consists of Ohio Obligations or similar obligations of other states or their subdivisions. It is assumed for purposes of this discussion of Ohio taxes that these requirements are satisfied. Shares of the Ohio Fund will be included in a corporation's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis.


Distributions that are properly attributable to profit made on the sale, exchange or other disposition of Ohio Obligations held by the Ohio Fund are not subject to the Ohio personal income tax, the net income base of the Ohio corporation franchise tax, or municipal or school district income taxes in Ohio.

Distributions properly attributable to interest on obligations of Puerto Rico, the Virgin Islands or Guam, the interest on which is exempt from state income taxes under the laws of the United States are exempt from the Ohio personal income tax and municipal and school district income taxes in Ohio, and, provided such interest is excluded from gross income for Federal income tax purposes, are excluded from the net income base of the Ohio Corporation franchise tax.

The Ohio Fund is not subject to the Ohio personal income tax or municipal or school district income taxes in Ohio. The Ohio Fund is not subject to corporation franchise tax or the Ohio dealers in intangibles tax, provided that, if the Ohio Fund has a sufficient nexus to the State of Ohio to be subject to Ohio taxation, then such entity shall be exempt from such taxes only if it complies with certain reporting requirements.

Except during temporary defensive periods or when acceptable investments are unavailable to the Ohio Fund, the Municipal Fund will maintain at least 80% of the value of the net assets of the Ohio Fund in debt obligations which are exempt from regular federal income tax and the Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

The Ohio Fund will notify its shareholders within 60 days after the close of the year as to the status for Ohio tax purposes of distributions with respect to shares of the Ohio Fund.

Oregon Taxes


In the opinion of ________________________, Oregon tax counsel to the Oregon Fund, under present law, individual shareholders of the Oregon Fund will not be subject to Oregon personal income taxes on distributions received from the Oregon Fund to the extent that such distributions (1) qualify as exempt-interest dividends under Section 852(b)(5) of the Internal Revenue Code; and (2) are derived from interest on obligations of the State of Oregon or any of its political subdivisions or authorities or from interest on obligations of the governments of Puerto Rico, Guam, the Virgin Islands or the Northern Mariana Islands (collectively, "Oregon Obligations"). Other distributions, including any long-term and short-term capital gains, will generally not be exempt from personal income taxes in Oregon.


No portion of distributions from the Oregon Fund is exempt from Oregon excise tax on corporations. However, shares of the Oregon Fund are not subject to Oregon property tax.

Except during temporary defensive periods or when acceptable investments are unavailable to the Oregon Fund, at least 80% of the value of the net assets of the Oregon Fund will be maintained in debt obligations, the interest payments of which are exempt from regular federal income tax and Oregon personal income taxes.

The Oregon Fund will notify its shareholders within 60 days after the close of the year as to the interest derived from Oregon Obligations and exempt from Oregon personal income taxes.

South Carolina Taxes


In the opinion of ______________________, South Carolina tax counsel to the South Carolina Fund, shareholders of the South Carolina Fund who are subject to South Carolina individual or corporate income taxes will not be subject to such taxes on South Carolina Fund dividends to the extent that such dividends qualify as either (1) exempt-interest dividends of a regulated investment company under
Section 852(b)(5) of the Internal Revenue Code, which are derived from interest on tax-exempt obligations of the State of South Carolina or any of its political subdivisions or on obligations of the Government of Puerto Rico that are exempt from federal income tax; or (2) dividends derived from interest on obligations of the United States and its possessions or on obligations of any authority or commission of the United States, the interest from which is exempt from state income taxes under the laws of the United States (collectively, "South Carolina Obligations"). To the extent that South Carolina Fund distributions are attributable to other sources, such as long or short-term capital gains, such distributions will not be exempt from South Carolina taxes.


Except during temporary defensive periods or when acceptable investments are unavailable to the South Carolina Fund, at least 80% of the value of the net assets of the South Carolina Fund will be maintained in debt obligations which are exempt from regular federal income tax and South Carolina income tax.

The South Carolina Fund will notify its shareholders within 60-days after the close of the year as to the interest derived from South Carolina Obligations and exempt from South Carolina income taxes.

Other State and Local Taxes

The exemption of interest on municipal securities for federal income tax purposes does not necessarily result in exemption under the income tax laws of any state or city. Except as noted above with respect to a particular state, distributions from a Fund may be taxable to investors under state and local law even though all or a part of such distributions may be derived from federally tax-exempt sources or from obligations which, if received directly, would be exempt from such income tax. In some states, shareholders of the National Fund may be afforded tax-exempt treatment on distributions to the extent they are derived from municipal securities issued by that state or its localities.

Prospective investors should be aware that an investment in a certain Fund may not be suitable for persons who are not residents of the designated state or who do not receive income subject to income taxes in that state. Shareholders should consult their own tax advisors.

                                  Underwriters

Distribution of Securities

The Series and Seligman Advisors are parties to a Distributing Agreement, dated January 1, 1993, under which Seligman Advisors acts as the exclusive agent for distribution of shares of the Funds. Seligman Advisors accepts orders for the purchase of Fund shares, which are offered continuously. As general distributor of the Funds' capital stock, Seligman Advisors allows reallowances to all dealers on sales of Class A shares and Class C shares, as set forth above under "Dealer Reallowances." Seligman Advisors retains the balance of sales charges and any CDSCs paid by investors.


Total initial sales charges paid by shareholders of Class A shares and Class C shares of the Funds for the fiscal years ended September 30, 2004, 2003 and 2002, are shown below. Also shown below are the amounts of Class A and Class C sales charges that were retained by Seligman Advisors for the same periods:



                                          2004
               ----------------------------------------------------------
                                Total Sales Charges   Amount of Class A
                               Paid by Shareholders     and Class C Sales
                                 on Class A and       Charges Retained by
               Fund              Class C Shares        Seligman Advisors
               --------------  --------------------  --------------------
               National          $___________         $____________
               Colorado         _____________        ______________
               Georgia          _____________        ______________
               Louisiana        _____________        ______________
               Maryland         _____________        ______________
               Massachusetts    _____________        ______________
               Michigan         _____________        ______________
               Minnesota        _____________        ______________
               Missouri         _____________        ______________
               New York         _____________        ______________
               Ohio             _____________        ______________
               Oregon           _____________        ______________
               South Carolina   _____________        ______________

                                               2003
                    ----------------------------------------------------------
                                     Total Sales Charges   Amount of Class A
                                    Paid by Shareholders     and Class C Sales
                                      on Class A and       Charges Retained by
                    Fund              Class C Shares        Seligman Advisors
                    --------------  --------------------  --------------------
                    National               $59,448                $6,003
                    Colorado                50,107                 5,597
                    Georgia                 27,047                 3,077
                    Louisiana               94,711                12,089
                    Maryland                58,498                 7,354
                    Massachusetts           81,050                 8,838
                    Michigan                77,478                 9,342
                    Minnesota               95,631                11,268
                    Missouri                37,219                 4,896
                    New York               106,071                10,408
                    Ohio                    71,496                 8,344
                    Oregon                 126,330                15,036
                    South Carolina         157,877                17,092

                                               2002
                    ----------------------------------------------------------
                                     Total Sales Charges   Amount of Class A
                                    Paid by Shareholders     and Class C Sales
                                      on Class A and       Charges Retained by
                    Fund              Class C Shares        Seligman Advisors
                    --------------  --------------------  --------------------
                    National               $119,132               $10,731
                    Colorado                 51,850                 6,356
                    Georgia                  33,112                 3,541
                    Louisiana                45,359                 5,160
                    Maryland                 68,375                 7,899
                    Massachusetts            76,441                 9,011
                    Michigan                103,157                11,666
                    Minnesota                74,842                 8,794
                    Missouri                 29,921                 3,766
                    New York                123,203                12,332
                    Ohio                    118,635                13,475
                    Oregon                  168,957                20,317
                    South Carolina          169,649                18,933

Compensation


Seligman Advisors, which is an affiliated person of Seligman, which is an affiliated person of the Funds, received the following commissions and other compensation from the Funds during the fiscal year ended September 30, 2004:



                            Net Underwriting       Compensation on
                             Discounts and        Redemptions and
                              Commissions           Repurchases
                            (Class A and Class      (CDSC on Class A,
                             C Sales Charges       Class C and Class D   Brokerage        Other
          Fund                 Retained)             Shares Retained)   Commissions  Compensation/(1)/
          --------------  --------------------  ----------------------  -----------  -----------------
          National        $__________           $__________                 $-0-     $__________
          Colorado        ___________           ___________                  -0-     ___________
          Georgia         ___________           ___________                  -0-     ___________
          Louisiana       ___________           ___________                  -0-     ___________
          Maryland        ___________           ___________                  -0-     ___________
          Massachusetts   ___________           ___________                  -0-     ___________

                            Net Underwriting      Compensation on
                             Discounts and       Redemptions and
                              Commissions          Repurchases
                            (Class A and Class     (CDSC on Class A,
                             C Sales Charges      Class C and Class D   Brokerage        Other
          Fund                 Retained)            Shares Retained)   Commissions  Compensation/(1)/
         --------------  --------------------  ----------------------  -----------  -----------------
         Michigan        ___________           ___________                  -0-     ___________
         Minnesota       ___________           ___________                  -0-     ___________
         Missouri        ___________           ___________                  -0-     ___________
         New York        ___________           ___________                  -0-     ___________
         Ohio            ___________           ___________                  -0-     ___________
         Oregon          ___________           ___________                  -0-     ___________
         South Carolina  ___________           ___________                  -0-     ___________


         ----------
         (1) This amount reflects service fees paid by the Funds to Seligman Advisors in respect of Class C and Class D shares under each Fund's Rule 12b-1 Plan. The arrangements pursuant to which such service fees are paid are detailed above under the discussion "Rule 12b-1 Plan."

Other Payments

Seligman Advisors shall pay authorized dealers or investment advisors, from its own resources, a fee on purchases of Class A shares of $1,000,000 or more ("NAV sales"), calculated as follows: 1.00% of NAV sales up to but not including $2 million; .80% of NAV sales from $2 million up to but not including $3 million; ..50% of NAV sales from $3 million up to but not including $5 million; and .25% of NAV sales from $5 million and above. The calculation of the fee will be based on assets held by a "single person," including an individual, members of a family unit comprising husband, wife and minor children purchasing securities for their own account, or a trustee or other fiduciary purchasing for a single fiduciary account or single trust. Purchases made by a trustee or other fiduciary for a fiduciary account may not be aggregated purchases made on behalf of any other fiduciary or individual account.

Seligman Advisors shall also pay authorized dealers or investment advisors, from its own resources, a fee on assets of certain investments in Class A shares of the Seligman mutual funds participating in an "eligible employee benefit plan" that are attributable to the particular authorized dealer or investment advisor. The shares eligible for the fee are those on which an initial sales charge was not paid because either the participating eligible employee benefit plan has at least (1) $500,000 invested in the Seligman mutual funds or (2) 50 eligible employees to whom such plan is made available. Class A shares representing only an initial purchase of Seligman Cash Management Fund are not eligible for the fee. Such shares will become eligible for the fee once they are exchanged for shares of another Seligman mutual fund. The payment is based on cumulative sales for each Plan during a single calendar year, or portion thereof. The payment schedule, for each calendar year, is as follows: 1.00% of sales up to but not including $2 million; .80% of sales from $2 million up to but not including $3 million; .50% of sales from $3 million up to but not including $5 million; and ..25% of sales from $5 million and above. The fees in the two preceding paragraphs are not duplicative, e.g., the fee is paid one time to authorized dealers or investment advisors for each purchase of Class A shares of $1,000,000 or more participating in an eligible employee benefit plan.


Seligman and Seligman Advisors may make cash and non-cash payments to banks, broker-dealers, insurance companies, financial planning firms, third party administrators and other financial intermediaries (collectively, "Financial Intermediaries"), subject to Seligman's and Seligman Advisors' respective internal policies and procedures.


Seligman Advisors provides Financial Intermediaries with sales literature and advertising materials relating to the registered investment companies advised by Seligman (the "Seligman Funds"). Seligman Advisors also shares expenses with Financial Intermediaries for costs incurred in hosting seminars for employees and clients of Financial Intermediaries, subject to Seligman Advisors' internal policies and procedures governing payments for such seminars. These seminars may take place at Seligman Advisors' headquarters or other appropriate locations and may include reimbursement of travel expenses (i.e., transportation, lodging and meals) of employees of Financial Intermediaries in connection with training and education seminars. Subject to Seligman Advisors' internal policies and procedures, Seligman Advisors may provide any or all of the following to employees of Financial Intermediaries and their guest(s): (i) an occasional meal, a sporting event or theater ticket or other comparable entertainment; (ii) gifts of less than $100 per person per year; and/or (iii) Seligman Advisors' promotional items of nominal value (golf balls, shirts, etc.).

In addition, Financial Intermediaries may have omnibus accounts and similar arrangements with SDC and may be paid by SDC for providing sub-transfer agency and other services. Such expenses paid by SDC are included in the Annual Operating Expenses set forth in the Prospectus.

Seligman and/or Seligman Advisors have revenue sharing arrangements with certain Financial Intermediaries. Payments to these Financial Intermediaries are usually structured in any of three ways or a combination thereof: (i) as a percentage of gross sales; (ii) as a percentage of net assets attributable to the financial intermediary; or (iii) a fixed dollar amount.

The foregoing payments (which may take the form of expense reimbursements) by Seligman, Seligman Advisors and/or SDC may be made for shareholder servicing, promotion of Seligman Funds and other services provided by Seligman, such as advisory services to managed accounts, marketing support and/or access to sales meetings, sales representatives and management representatives of the Financial Intermediaries. These payments are in addition to the 12b-1 fees and sales loads borne by shareholders, as well as the finders' fees and loads paid by Seligman Advisors, as set forth in the Prospectus or otherwise described above. Such payments may result in, or be necessary for, the inclusion of the Seligman Funds on a sales list, including a preferred or select sales list, in various sales programs. Receipt by Financial Intermediaries of the foregoing payments or services could create an incentive for the Financial Intermediaries to offer a Seligman Fund in lieu of other mutual funds where such payments or services are not provided. Shareholders should consult their Financial Intermediaries for further information.

                         Calculation of Performance Data

The Funds may quote performance data in various ways. All performance information supplied by the Funds in advertising is historical and past performance is not indicative of future investment results. The rate of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost.

Performance Calculations

Performance quoted in advertising reflects any change in price per share, assumes the reinvestment of dividends and capital gain distributions and may or may not include the effect of a Class's initial maximum sales charge and/or CDSC, as applicable. Such performance may be quoted as a percentage or as a dollar amount, may be calculated over any time period and may be presented in a table, graph or similar illustration. Excluding applicable sales charges from a performance calculation produces a higher performance figure than if such sales charges were included in the calculation.

Average annual total returns are calculated by determining the growth or decline in the value of a hypothetical investment in the Funds over a stated period, and then calculating the annual rate required for this hypothetical investment to grow to the amount that would have been received upon a redemption at the end of such period (i.e., the average annual compound rate of return). Cumulative total returns reflect the simple change in the value of a hypothetical investment in the Funds over a stated period.

Historical Investment Results

Class A


The annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class A shares were as follows: National - ______________%, Colorado - __________%, Georgia - _____________%, Louisiana - ____________%, Maryland -
________%, Massachusetts - __________%, Michigan - __________%, Minnesota -
____________%, Missouri - __________%, New York - __________%, Ohio -
_________%, Oregon - _________%, and South Carolina - ___________%. The
annualized yield was computed by dividing a Fund's net investment income per share earned during this 30-day period by the maximum offering price per share (i.e., the net asset value plus the maximum sales load of 4.75% of the gross amount invested) on September 30, 2004, which was the last day of this period. The average number of Class A shares per Fund were: National - _______________, Colorado - _______________, Georgia - _________________, Louisiana -
_______________, Maryland - __________________, Massachusetts -
_________________, Michigan - ________________, Minnesota - ________________,
Missouri - __________________, New York - _____________, Ohio -
________________, Oregon - ____________ and South Carolina - _______________,
which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed by totaling the interest earned on all debt obligations during the 30-day period and subtracting from that amount the total of all recurring expenses incurred during the period. The 30-day yield was then annualized on a bond-equivalent basis assuming semi-annual reinvestment and compounding of net investment income.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class A shares were as follows: National - ________%, Colorado - _________%, Georgia - _________%, Louisiana - _________%, Maryland -
____________%, Massachusetts - ____________%, Michigan - ____________%,
Minnesota - ____________%, Missouri - __________%, New York - ____________%,
Ohio - __________%, Oregon - ___________% and South Carolina - _____________%.
The tax equivalent annualized yield was computed by first computing the annualized yield as discussed above. Then the portion of the yield attributable to securities the income of which was exempt for federal and state income tax purposes was determined. This portion of the yield was then divided by one minus the following percentages: National - 35.00%, Colorado - 38.01%, Georgia - 38.90%, Louisiana - 38.90%, Maryland - 38.09%, Massachusetts - 42.80%, Michigan
- 37.60%, Minnesota - 40.10%, Missouri - 38.90%, New York - 40.01%, Ohio -
39.88%, Oregon - 40.85% and South Carolina - 39.55%, (which percentages assume the maximum combined federal and state income tax rate for individual taxpayers that are subject to such state's personal income taxes). Then the small portion of the yield (for all the Funds except the National Fund) attributable to securities the income of which was exempt only for federal income tax purposes was determined. This portion of the yield was then divided by one minus 35.0% (35.0% being the assumed maximum federal income tax rate for individual taxpayers). These two calculations were then added to the portion of the Class A shares' yield, if any, that was attributable to securities the income of which was not tax-exempt.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2004 for each Fund's Class A shares were as follows: National - ____________%, (1.60)% and 2.93%, Colorado - ______%, (1.49)% and 3.76%, Georgia
- _____________%, (1.39)% and 3.50%, Louisiana - ________%, (1.87)% and 3.71% ,
Maryland - _________%, (2.54)% and 3.39%, Massachusetts - ________%, (1.46)% and
4.01%, Michigan - _______%, (0.70)% and 3.96%, Minnesota - _________%, (1.82)%
and 3.60%, Missouri - ______%, (1.91)% and 3.81%, New York - __________%,
(1.66)% and 3.77%, Ohio - _______%, (2.22)% and 3.57%, Oregon - ________%,
(1.79)% and 3.79% and South Carolina - _______%, (1.01)% and 3.67%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class A shares of each Fund, subtracting the maximum sales charge of 4.75% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class A shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five-, and ten-year periods of each Fund, the entire amounts were redeemed.

The cumulative total returns for Class A shares of the Funds for the ten-year period ended September 30, 2004 were as follows: National - __________%, Colorado - __________%, Georgia - __________%, Louisiana - ________%, Maryland -
_________%, Massachusetts - ___________%, Michigan - ___________%, Minnesota -
___________%, Missouri - ____________%, New York - ______________%, Ohio -
__________%, Oregon - _____________% and South Carolina - ____________%. Thus, a
$1,000 investment in Class A shares made on September 30, 1994 had a value on September 30, 2004 of: National $___________, Colorado $___________, Georgia $___________, Louisiana $____________, Maryland $___________, Massachusetts
$____________, Michigan $_____________, Minnesota $__________, Missouri
$___________, New York $___________, Ohio $____________, Oregon $________ and
South Carolina $_____________.


Class C


The annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class C shares were as follows: National - _______%, Colorado - _________%, Georgia - ___________%, Louisiana - __________%, Maryland -
____________%, Massachusetts - _________%, Michigan - ___________%, Minnesota -
_________%, Missouri - ___________%, New York - ____________%, Ohio -
___________%, Oregon - _______% and South Carolina - __________%. The annualized yield was computed as discussed above for Class A shares. The average number of Class C shares per Fund was: National - _____________, Colorado - ____________, Georgia - _____________, Louisiana - ___________, Maryland - _____________,
Massachusetts - ____________, Michigan - ____________, Minnesota - ______________, Missouri - ______________, New York - _____________, Ohio -
_____________, Oregon - ______________ and South Carolina - ______________,
which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class C shares were as follows: National - __________%, Colorado - ___________%, Georgia - ____________%, Louisiana - __________%,
Maryland - _________%, Massachusetts - ___________%, Michigan -

___________%, Minnesota - ___________%, Missouri - ____________%, New York -
_____________%, Ohio - ____________%, Oregon - ____________% and South Carolina
- _____________%. The tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one- and five-year periods ended September 30, 2004 and for the period from May 27, 1999 (inception) to September 30, 2004 for each Fund's Class C shares were as follows: National - __________%, ___________% and ____________%, Colorado - __________%, ____________$ and
___________%, Georgia - _________%, _________% and ____________%, Louisiana -
__________%, ____________% and _____________%, Maryland - __________%,
____________% and ________________%, Massachusetts - ____________%,
________________% and ________________%, Michigan - ___________%,
_______________% and ___________%, Minnesota - __________%, ___________% and
_______________%, Missouri - ________%, ____________% and _______________%, New
York - _________%, _____________% and ______________%, Ohio - ________%,
_________________% and _______________%, Oregon - _______%, _______________% and
_______________% and South Carolina - _____________%, _____________% and
_________________%%. These returns were computed by assuming a hypothetical initial payment of $1,000 in Class C shares of each Fund, subtracting the maximum sales charge of 1.00% of the public offering price and assuming that all of the dividends and capital gain distributions paid by each Fund's Class C shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one- and five-year periods and the period since inception of each Fund, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class C shares of the Funds for the period from May 27, 1999 (inception) through September 30, 2004 were as follows: National - _______%, Colorado - __________%, Georgia - _________%, Louisiana - _________%,
Maryland - __________%, Massachusetts - _____________%, Michigan - ___________%,
Minnesota - ____________%, Missouri - _____________%, New York - __________%,
Ohio - _____________%, Oregon - _____________% and South Carolina -
___________%. Thus, a $1,000 investment in Class C shares made on May 27, 1999 had a value on September 30, 2004 of: National $_____________, Colorado $___________, Georgia $___________, Louisiana $___________, Maryland
$____________, Massachusetts $____________, Michigan $____________, Minnesota
$____________, Missouri $___________, New York $__________, Ohio $___________,
Oregon $___________, and South Carolina
$-------------.


Class D


The annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class D shares were as follows: National - ___________%, Colorado - ____________%, Georgia - _______________%, Louisiana - _______________%,
Maryland - ______________%, Massachusetts - ______________%, Michigan -
______________%, Minnesota - ______________%, Missouri - ______________%, New
York - _____________%, Ohio - _____________%, Oregon - _______________% and
South Carolina - _____________%. The annualized yield was computed as discussed above for Class A shares. The average number of Class D shares were: National - _____________, Colorado - _______________, Georgia - ______________, Louisiana -
_____________, Maryland - ______________, Massachusetts - ________________,
Michigan - _____________, Minnesota - _____________, Missouri - _______________,
New York - ________________, Ohio - ____________, Oregon - ______________ and
South Carolina - _____________, which was the average daily number of shares outstanding during the 30-day period that were eligible to receive dividends. Income was computed as discussed above for Class A shares.

The tax equivalent annualized yields for the 30-day period ended September 30, 2004 for each Fund's Class D shares were as follows: National - _________%, Colorado - ___________%, Georgia - _________%, Louisiana - ________%, Maryland -
___________%, Massachusetts - _____________%, Michigan - ____________%,
Minnesota - ______________%, Missouri - __________%, New York - __________%,
Ohio - ___________%, Oregon - ___________% and South Carolina - __________%. The
tax equivalent annualized yield was computed as discussed above for Class A shares.

The average annual total returns for the one-, five- and ten-year periods ended September 30, 2004 for each Fund's Class D shares were as follows: National - ________%, __________% and ___________%, Colorado - _________%, ______% and
_________%, Georgia - _______%, __________% and _________%, Louisiana -
__________%, _______% and __________%, Maryland - __________%, ________% and
__________%, Massachusetts - ___________%, __________% and __________%, Michigan
- _________%, __________% and _____________%, Minnesota - _________%, _________%
and __________%, Missouri - __________%, _________% and _________%, New York -
____________%, __________% and _________%, Ohio -

_________%, _______% and __________%, Oregon - _________%, _________% and
__________% and South Carolina - _________%, _________% and _________%. These
returns were computed by assuming a hypothetical initial payment of $1,000 in Class D shares of each Fund and assuming that all of the dividends and capital gain distributions paid by each Fund's Class D shares, if any, were reinvested over the relevant time periods. It was then assumed that at the end of the one-, five- and ten-year periods, the entire amounts were redeemed, subtracting the 1% CDSC, if applicable.

The cumulative total returns for Class D shares of the Funds for the ten-year period ended September 30, 2004 were as follows: National - _______%, Colorado - _________%, Georgia - ___________%, Louisiana - _________%, Maryland -
________%, Massachusetts - ___________%, Michigan - ___________%, Minnesota -
____________%, Missouri - __________%, New York - __________%, Ohio -
____________%, Oregon - ________% and South Carolina - __________%. Thus, a
$1,000 investment in Class D shares made on February 1, 1994 had a value on September 30, 2004 of: National $_________, Colorado $__________, Georgia $_____________, Louisiana $____________, Maryland $_____________, Massachusetts
$___________, Michigan $______________, Minnesota $_____________, Missouri
$____________, New York $____________, Ohio $___________, Oregon
$________________, and South Carolina $_____________.


The cumulative total returns for each Class of shares of the Funds shown above is calculated by assuming a hypothetical initial investment of $1,000 at the beginning of the period specified; subtracting the maximum sales charge for Class A and Class C shares; determining total value of all dividends and distributions that would have been paid during the period on such shares assuming that each dividend or distribution was reinvested in additional shares at net asset value; calculating the total value of the investment at the end of the period; subtracting the CDSC on Class C and Class D shares, if applicable; and finally, by dividing the difference between the amount of the hypothetical initial investment at the beginning of the period and its total value at the end of the period by the amount of the hypothetical initial investment.

                              Financial Statements


The Annual Report to Shareholders for the fiscal year ended September 30, 2004, contains a portfolio of the investments of the Funds as of September 30, 2004, as well as certain other financial information as of this date. The financial statements and notes included in the Annual Report, and the Independent Auditors' Report thereon, are incorporated herein by reference. The Annual Report will be furnished, without charge, to investors who request copies of this SAI.


                               General Information

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of the 1940 Act or applicable state law, or otherwise, to be submitted to the holders of the outstanding voting securities of an investment company such as the Series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class or series affected by such matter. Rule 18f-2 further provides that a class or series shall be deemed to be affected by a matter unless it is clear that the interests of each class or Series in the matter are substantially identical or that the matter does not affect any interest of such class or Series. However, the Rule exempts the selection of independent public accountants, the approval of principal distributing contracts and the election of directors from the separate voting requirements of the Rule.

Custodian. State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, Missouri 64105, serves as custodian for the Funds. It also maintains, under the general supervision of Seligman, the accounting records and determines the net asset value for the Funds.


Independent Auditors. _______________, independent auditors, have been selected as auditors of the Funds. Their address is Two World Financial Center, New York, NY 10281.

                                   Appendix A

Moody's Investors Service ("Moody's")
Municipal Bonds

Aaa: Municipal bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Municipal bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than "Aaa" bonds because margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

A: Municipal bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Municipal bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be characteristically lacking or may be unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact may have speculative characteristics as well.

Ba: Municipal bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Municipal bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Municipal bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Municipal bonds which are rated "Ca" represent obligations which are speculative in high degree. Such issues are often in default or have other marked shortcomings.

C: Municipal bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers (1, 2 and 3) in each generic rating classification from "Aa" through "B" in its corporate bond rating system. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; modifier "2" indicates a mid-range ranking; and modifier "3" indicates that the issuer ranks in the lower end of its generic rating category.

Municipal Notes

Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation "MIG 1" are of the best quality, enjoying strong protection by established cash flows of funds for their servicing or by established and broad-based access to the market for refinancing. Loans bearing the designation "MIG 2" are of high quality, with margins of protection ample although not so large as in the preceding group. Loans bearing the designation "MIG 3" are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Market access for refinancing in particular, is likely to be less well established. Notes bearing the designation "MIG 4" are judged to be of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

Commercial Paper

Moody's Commercial Paper Ratings are opinions of the ability of issuers to repay punctually promissory senior debt obligations not having an original maturity in excess of one year. Issuers rated "Prime-1" or "P-1" indicates the highest quality repayment capacity of the rated issue.

The designation "Prime-2" or "P-2" indicates that the issuer has a strong capacity for repayment of senior short-term promissory obligations. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

The designation "Prime-3" or "P-3" indicates that the issuer has an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Issues rated "Not Prime" do not fall within any of the Prime rating categories.

Standard & Poor's Ratings Services ("S&P")
Municipal Bonds

AAA: Municipal bonds rated "AAA" are the highest grade obligations. Capacity to pay interest and repay principal is extremely strong.

AA: Municipal bonds rated "AA" have a very high degree of safety and very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

A: Municipal bonds rated "A" are regarded as upper medium grade. They have a strong degree of safety and capacity to pay interest and repay principal although they are somewhat more susceptible in the long term to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Municipal bonds rated "BBB" are regarded as having a satisfactory degree of safety and capacity to pay interest and re-pay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and re-pay principal for bonds in this category than for bonds in higher rated categories.

BB, B, CCC, CC: Municipal bonds rated "BB", "B", "CCC" and "CC" are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and pre-pay principal in accordance with the terms of the bond. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Bonds rated "D" are in default, and payment of interest and/or repayment of principal is in arrears.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

Municipal Notes

SP-1: Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

SP-2:  Satisfactory capacity to pay principal and interest.

Commercial Paper

S&P Commercial Paper ratings are current assessments of the likelihood of timely payment of debts having an original maturity of no more than 365 days.

A-1: The "A-1" designation indicates that the degree of safety regarding timely payment is very strong.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B: Issues rated "B" are regarded as having only a speculative capacity for timely payment.

C: This rating is assigned to short-term debt obligations with a doubtful capacity of payment.

D: Debt rated "D" is in payment default.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that S&P does not rate a particular type of bond as a matter of policy.

The ratings assigned by S&P may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within its major rating categories.

                    [TO INSERT UPDATES TO STATE RISK FACTORS]

                                   Appendix B

                        RISK FACTORS AFFECTING THE FUNDS

The following information is a summary of special factors affecting the Funds. Such information is derived from public official documents relating to securities offerings of each state issuer which are generally available to investors. The Funds have no reason to believe that any of the statements in such public official documents are untrue but has not independently verified such statements. The following information constitutes only a brief summary of the information in such public official documents and does not purport to be a complete description of all considerations regarding investments in the Funds' state municipal securities.

Risk Factors Affecting the Colorado Fund

Because of limitations contained in the state constitution, the State of Colorado issues no general obligation bonds secured by the full faith and credit of the state. Several state agencies and other instrumentalities of the state are authorized by statute to issue bonds secured by revenues from specific projects and activities. Additionally, the state is authorized to issue short-term revenue anticipation notes.

The state constitution does allow local governments and other political subdivisions of the state to issue general obligation debt, subject to certain requirements in the constitution as well as debt limits imposed by statute. As of October 2003, Colorado had almost 2,400 units of local government, including counties, statutory cities and towns, home-rule cities and counties, charter cities, school districts and a variety of water, irrigation and other special purpose districts, all with varied constitutional and statutory authority to incur indebtedness and levy taxes (Colorado Department of Local Affairs Website).

The major sources of revenue for repayment of public indebtedness are the ad valorem property tax and sales tax. The ad valorem property tax is presently imposed and collected solely at the local level, although the state also has authority to do so. Total revenue from property taxes in Colorado in 2002 was $4.37 billion, an increase from $4.12 billion in 2001. The total assessed value (which is less than actual value) of all taxable property, real and personal, in the state in 2002 was $60.5 billion, an increase of 3% over 2001. The relatively modest increase in the total assessed value was due to the fact that the 2002 tax year was a non-reappraisal year, meaning the actual values of most properties were the same as those established for the 2001 tax year. The largest share of property tax revenue (53.5%) goes to support the state's public schools. (Department of Local Affairs, 32nd Annual Report to the Governor and the General Assembly.) The state and many local governments assess a sales tax on sales of most tangible personal property in their jurisdictions. The assessment rates for sales tax in these jurisdictions vary significantly.

Colorado is among 28 states that have tax and expenditure limits, although many consider Colorado to have the most restrictive limits in the country. Among those limitations is the Taxpayer's Bill of Rights ("TABOR"), adopted by Colorado voters in 1992, which imposes strict limitations on government revenue, debt, and spending. TABOR requires voter approval in advance for nearly all new taxes, tax rate increases, mill levies above that for the prior year, valuation for assessment ratio increases, extensions of expiring taxes, and tax policy changes directly causing a net tax revenue gain. TABOR provides that, without voter approval, state revenues may grow only to account for inflation and increases in population and local government revenues may grow only to account for inflation and annual local growth. All excess revenue must be returned to the taxpayers. TABOR also requires voter approval prior to the creation of any multiple-fiscal year debt or financial obligations without present cash reserves pledged irrevocably and held for payments in all future fiscal years. Its provisions generally apply to the state and any local government but not to "enterprises." An enterprise is a government-owned business authorized to issue its own revenue bonds and receiving under 10% of its annual revenue in grants from all Colorado state and local governments combined.

State revenues exceeded the TABOR limit for the first time in fiscal year 1996-97 and continued to exceed the TABOR limit every year through fiscal year 2000-01, when the revenue limit was $7.95 billion and excess revenue totaled $927.2 million. The state government was required to refund approximately $3.25 billion to the Colorado taxpayers for those years. However, due to the recent downturn in the Colorado economy and reductions in state taxes, there has been no state TABOR surplus revenue for the last two fiscal years. State revenues for the most recent fiscal year fell short of the TABOR limit of $8.3 billion by $584.3 million.

However, the state is expected to return to a TABOR surplus situation for the current fiscal year. Par of this reason for the state's renewed TABOR surpluses is a phenomenon referred to as the "ratcheting down" of the TABOR revenue limit. When actual revenue drops below the allowable TABOR revenue limit, as in the last two fiscal years, the new TABOR revenue limit is the lower actual revenue figure. The allowable increase in the revenue limit for inflation and population growth for the subsequent year is then applied to the lower revenue figure. As a result of the ratcheting down effect, the state's revenue limit has been reduced by almost $1 billion over the last few years because of the low revenue collections. As a result, the state will return to a TABOR surplus situation sooner than it would have without the ratchet down of the revenue limit. The ratchet-down effect makes it difficult to resume government services that are reduced or eliminated when TABOR revenues fall. Because the state typically experiences population growth and inflation, it will need to provide services to more people, at a higher cost, but with less revenue than in previous years

The lower TABOR revenue limit will be ameliorated over the next few years by recent state legislative action. In the most recent US Census, it was determined that previous estimations of the Colorado population were approximately 6% too low. Therefore, in the past, the state TABOR revenue limit has been too small and too much of the state's revenue was refunded to the Colorado taxpayers. So the Colorado legislature passed legislation that will allow this population "growth dividend" to be allocated in future years according to how much of an increase in the TABOR revenue limit is necessary to eliminate any surplus for such year or until the growth dividend is exhausted. Therefore, some of the normal "ratcheting down" effect that would have resulted from the recent economic downturn will be offset. The Colorado Legislative Council Staff believes that this growth dividend will eliminate any state TABOR surplus for fiscal year 2003-04 and most of the state TABOR surplus that is expected for fiscal year 2004-05. Other economists expect the growth dividend to eliminate any TABOR surplus through the 2005-06 fiscal year.

Several other constitutional amendments affect government spending and taxing in Colorado. Amendment 23, enacted in 2000, requires minimum increases in funding for elementary and secondary education, diverts a portion of income tax revenues to a special fund, and establishes minimum levels of appropriation increases for the school finance act. The Gallagher Amendment, enacted in the early 1980s, holds down increases in the property tax base for local governments, including school districts by limiting the taxable value of residential property. The balanced-budget requirement of Article X, Section 16 of the Colorado Constitution requires that state appropriations for a fiscal year may not exceed expected state tax revenues for such fiscal year. Finally, Colorado statutory law also limits, subject to several exceptions including payment of interest and principal on bonds, the amount of revenue that may be generated from real property taxes for many types of local governments to 5.5% above the revenue generated for the prior year.

Many observers blame the state budgetary problems that have occurred since the start of the economic downturn on the complex interactions between all of these constitutional and statutory provisions. During the past two years, the Colorado General Assembly has devoted significant time to grappling with the state budget within the constraints of declining revenues of almost $1.1 billion, spending and taxing limitations, and mandated appropriations. Last year, Colorado was faced with a very serious budget deficit, which the legislature combated by transferring money from several state cash and trust funds, increasing fees for fee-based state services, reducing expenditures and deferring some expenses in to the subsequent fiscal year, such as changing the pay date for state employees. In total, the state reduced appropriations by 4.3% during fiscal year 2002-03.

Currently, although the state revenue forecasts are brightening, the Colorado legislature is expected to face some of the same dilemmas they wrestled with during the last legislative session when they reconvene in January 2004. The current year appropriation will have to either be reduced or supplemented by $59.7 million. The shortfalls that have occurred over the past few years are at least partly due to the state's inability to raise taxes without approval of the voters or to retain the excess revenues experienced in past fiscal years to cover future years' revenue shortfalls, both resulting from TABOR. In addition, because of the requirements of Amendment 23, Colorado must provide increased public school funding even though the TABOR surpluses from which the funding was supposed to come from do not exist, therefore such funding must come from the state's general fund, thus exacerbating an already difficult budget situation in the state. The Governor has proposed securitizing the state's tobacco settlement payments, which would net $800 million to the state in 2004-05 fiscal year, $80 million of which would be used to support higher general fund appropriations. Some local governments in Colorado, especially those which rely heavily on sales tax revenues, are also facing budget deficits.

The factors and forecasts outlined below are generally indicative of the current economic condition of Colorado. They were compiled from the following economic reports prepared by government and private sector economists and other reports as noted: Office of State Planning and Budgeting, Colorado Economic Perspective, December 18, 2003 ("Colorado Economic Perspective"); Colorado Legislative Council Staff Forecasts, 2003-2008, December 2003 ("Staff Forecasts"); Dr. Tucker Hart Adams, US Bank 2004 Economic Forecast ("US Bank"); Colorado Business Economic Outlook Forum 2004 ("Colorado Outlook"). There can be no assurance that these forecasts will be accurate or that additional factors or economic difficulties will not adversely affect the market value of obligations of the Colorado Fund or the ability of the respective obligors to repay such obligations.

According to the US Census Bureau, the Colorado population was just over 4.3 million in 2000, representing 30.6% growth from 1990. The rate of population growth has slowed down in the past few years as net migration into the state has tapered off. Colorado economists estimate that the state's population grew approximately 1.2% in 2003 and forecast that Colorado's 2004 population growth will be about the same at 1.3%.

Colorado lost over 81,000 jobs between December 2000 and July 2003, equal to 3.6 percent of the peak in Colorado's employment, which occurred in December 2000. Non-agricultural jobs in Colorado declined by 1.9% in 2002 and the economic forecasts estimate that non-agricultural employment will further decline in 2003, with estimates of the continued decline ranging from 1.3% to 1.6%. However, the economists forecast that non-agricultural growth will resume in 2004, with estimates of growth between 1.2% and 1.9%. The Colorado unemployment rate grew significantly between 2001 and 2002, from 3.7% to 5.7%. Economists expect the unemployment rate to have leveled out or to slightly increase in 2003, with estimates ranging from 5.6 to 5.9%, and they expect Colorado unemployment to remain fairly stable in 2004, with forecasts of the 2004 unemployment rate ranging from 5.5 to 5.7%.

Recently, the rate of growth in total personal income in Colorado has been significantly lower than in past years. In 2002, personal income in Colorado only grew by .8% per capita personal income actually declined for the first time in almost 50 years, down .5%. Economists expect the rate of growth of Colorado's total personal income to rebound slightly in the next few years. Estimates for 2003 Colorado personal income growth range from 2.4% to 3.1% and forecasts for the growth of personal income in 2004 range from 3.4% to 4.1%. Most economists expect retail sales to have increased slightly in 2003, with estimates ranging from .9% to 1.8%, in contract to 2002 when retail sales remained approximately level when compared to the prior year. Projections by Colorado economists are for continued retail sales growth in 2004, with forecasts ranging from 3.5% to 4.6%.

Over the last few years, the Colorado construction industry has been experiencing a downturn from its frenetic pace of the 1990s. Economists agree that the significant decline in the residential housing construction sector that began in 2002 has continued into 2003. Estimates of the rate of decline in the number of residential housing permits issued in 2003 range from 17.1% to as much as 20.8%. Predictions for 2004 are for a continued contraction in the sector of 2.3% to 4.2%, although the Colorado Outlook's economists are more optimistic, predicting the number of residential housing permits to remain level in 2004. The multi-family sector has been most responsible for the recent weakness in this area and high vacancy rates for apartments and weak job recovery are expected to continue to constrain single family building in the near future. In the non-residential construction sector, the change in the value of contracts varies widely from year to year. Economists concur that the non-residential construction sector experienced a continued decline in 2003, but disagree on the extent of that decline and the outlook for the sector in 2004. Estimates for the decline in the value of non-residential construction contracts during 2003 range from 2.9% to 23.1%. For 2004, economic forecasts for non-residential construction range from a decline of 2.5% to growth of 4%. No significant governmental capital development outside of the projects that have already been started is expected during 2004 due to the budget constraints on the state.

Overall, Colorado economic condition is essentially mirroring that of the nation. However, Colorado's recession was deeper than the nation's because it had a higher than average concentration of businesses in the advanced technology, telecommunications, airline travel and tourism sectors, all of which were the sectors hardest hit during the most recent recession. While the Colorado economy appears to have past the worst parts of the recent economic downturn, things remain stagnant, especially in the job market. However, employment nationally has finally started to rebound, with the number of jobs increasing consistently since July 2003, causing economists to be optimistic that Colorado's turnaround will strengthen in the upcoming months. Despite the bad job news, revenue is generally running ahead of the prior year through November 2003. Overall, economists still expect Colorado's recovery to be slow in 2004 and below the long-term growth trend in the years after. However, recent Colorado economic signals are mostly positive.

Risk Factors Affecting the Georgia Fund

Since 1973 the long-term debt obligations of the State of Georgia have been issued in the form of general obligation debt. Prior to 1973 all of the State's long-term obligations were issued by 10 separate State authorities and secured by lease rental agreements between the authorities and various State departments and agencies. Currently, Moody's rates Georgia general obligation bonds Aaa; S&P rates such bonds AAA and Fitch rates such bonds AAA. There can be no assurance that the economic and political conditions on which these ratings are based will continue or that particular obligation issues may not be adversely affected by changes in economic, political or other conditions that do not affect the above ratings.

In addition to general obligation debt, the Georgia Constitution permits the issuance by the State of certain guaranteed revenue debt. The State may incur guaranteed revenue debt by guaranteeing the payment of certain revenue obligations issued by an instrumentality of the State. The Georgia Constitution prohibits the incurring of any general obligation debt or guaranteed revenue debt if the highest aggregate annual debt service requirement for the then current year or any subsequent fiscal year for outstanding general obligation debt and guaranteed revenue debt, including the proposed debt, and the highest aggregate annual payments for the then current year or any subsequent fiscal year of the State under all contracts then in force to which the provisions of the second paragraph of Article IX, Section VI, Paragraph I(a) of the Georgia Constitution of 1976 (supplanted by the Constitution of 1983) are applicable, exceed 10% of the total revenue receipts, less refunds, of the State treasury in the fiscal year immediately preceding the year in which any such debt is to be incurred. As of November 2003, the State's highest total annual commitment in any current or subsequent fiscal year equaled 6.26% of fiscal year 2003 receipts.

The Georgia Constitution also permits the State to incur public debt to supply a temporary deficit in the state treasury in any fiscal year created by a delay in collecting the taxes of that year. Such debt must not exceed, in the aggregate, 5% of the total revenue receipts, less refunds, of the state treasury in the fiscal year immediately preceding the year in which such debt is incurred. The debt incurred must be repaid on or before the last day of the fiscal year in which it is to be incurred out of the taxes levied for that fiscal year. No such debt may be incurred in any fiscal year if there is then outstanding unpaid debt from any previous fiscal year which was incurred to supply a temporary deficit in the state treasury. No such short-term debt has been incurred under this provision since the inception of the constitutional authority referred to in this paragraph.

The obligations held from time-to-time in the Georgia Fund will, under present law, have a very high likelihood of having been validated and confirmed in a judicial proceeding prior to issuance. The legal effect of a validation in Georgia is to render incontestable the validity of the pertinent obligations and the security therefor. Certain obligations of certain governmental entities in the State are not required to be validated and confirmed; however, the percentage of such non-validated obligations would be very low in relation to all outstanding municipal obligations issued within the State.

The State operates on a fiscal year beginning July 1 and ending June 30. For example, "fiscal 2003" refers to the year ended June 30, 2003.

Based on data issued by the State of Georgia for the fiscal year 2003, income tax receipts and sales tax receipts of the State for fiscal year 2003 comprised approximately 48.9% and 29.7%, respectively, of the State tax receipts. Further, such data shows that total State Treasury Receipts for fiscal 2003 decreased by approximately 1.0% compared to such State Treasury Receipts in fiscal 2002. As of December 2003, the State estimates Net Revenues for 2003 at $13,828,696,519, an estimated decrease of approximately 1.3% from 2002 revenue receipts.

The average unemployment rate of the civilian labor force in the State for fiscal year 2003 was 5.0% according to preliminary data provided by the Georgia Department of Labor. The Metropolitan Atlanta area, which is the largest employment center in the area comprised of Georgia and its five bordering states and which accounts for approximately 50% of the State's population, has an average unemployment rate of 5.2% for fiscal year 2003. In descending order, trade, transportation and public utilities, government, professional and business services, manufacturing, and education and health services comprise the largest sources of employment within the State.

Many factors affect and could have an adverse impact on the financial condition of the State and other issuers of long-term debt obligations which may be held in the Georgia Fund, including national, social, environmental, economic and political policies and conditions, many of which are not within the control of the State or such issuers. It is not possible to predict whether or to what extent those factors may affect the State and other issuers of long-term debt obligations which may be held in the portfolio of the Georgia Fund and the impact thereof on the ability of such issuers to meet payment obligations.

The sources of the information are the official statements of issuers located in Georgia, other publicly available documents and oral statements from various Federal and State agencies.

Risk Factors Affecting the Louisiana Fund

Under Louisiana law, certain bonds and obligations constitute general obligations of the State of Louisiana or are backed by the full faith and credit of the State of Louisiana, and certain bonds and obligations do not or are not. The Louisiana Fund invests in both types of obligations.

The Bond Security and Redemption Fund of the State of Louisiana secures all general obligation bonds of the State of Louisiana issued pursuant to Article VII, Sections 6(A) and 6(B) of the constitution of Louisiana and those bonds issued by State agencies or instrumentalities which are backed by the State's full faith and credit, pari passu. With certain exceptions, all money deposited in the State Treasury is credited to the Bond Security and Redemption Fund. In each fiscal year, an amount sufficient to pay all of the State's current obligations which are secured by its full faith and credit is allocated from the Bond Security and Redemption Fund. After such allocation, with certain exceptions, any money remaining in the Bond Security and Redemption Fund is credited to the State General Fund.

Any bonds issued by the State of Louisiana other than general obligation bonds, or any bonds issued by the State of Louisiana or any other issuer that are not backed by the full faith and credit of the State of Louisiana are not entitled to the benefits of the Bond Security and Redemption Fund.

The legislature has limited its ability to authorize certain debt and the State Bond Commission's ability to issue certain bonds. The legislature may not authorize general obligation bonds or other general obligations secured by the full faith and credit of the State if the amount of authorized but unissued debt plus the amount of outstanding debt exceeds twice the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such authorization. This debt limitation is not applicable to or shall not include the authorization of refunding bonds secured by the full faith and credit of the State, to authorized or outstanding bond anticipation notes, or to the issuance of revenue anticipation notes. Bond anticipation notes are issued in anticipation of the sale of duly authorized bonds or to fund capital improvements. The State Bond Commission may not issue general obligation bonds or other general obligations secured by the full faith and credit of the State at any time when the highest annual debt service requirement for the current or any subsequent fiscal years for such debt, including the debt service on such bonds or other obligations then proposed to be sold by the State Bond Commission, exceeds 10% of the average annual revenues of the Bond Security and Redemption Fund for the last three fiscal years completed prior to such issuance. This debt limitation is not applicable to the issuance or sale by the State Bond Commission of refunding bonds secured by the full faith and credit of the State of Louisiana or to bond anticipation notes.

A limitation on State borrowing has been established as a result of a constitutional amendment passed by the voters of Louisiana in October 1993. As a result of the amendment, the State Bond Commission may not approve the issuance of general obligation bonds secured by the full faith and credit of the State, or bonds secured by self-support revenues which in the first instance may not be sufficient to pay debt service and will then draw on the full faith and credit of the State, if the debt service requirement exceeds a specified percent of the estimate of money to be received by the State general fund and dedicated funds for each respective fiscal year as contained in the official forecast adopted by the Revenue Estimating Conference at its first meeting at the beginning of each fiscal year. The percentages are set on a graduated scale, beginning with 13.1% for the 1993-1994 fiscal year and descending to 6.0% for the 2003-2004 fiscal year and thereafter. The intent of the amendment is to reduce State borrowing over time so that there is a limit on the debt service a portion of the State budget. The forced restrictions on borrowing have led to a steady reduction in the share of the budget required to service debt as required under the 1993 constitutional amendment.

The State Bond Commission may also issue and sell revenue anticipation notes to avoid temporary cash flow deficits. These notes are payable from anticipated cash, as reflected in the most recent official forecast of the Revenue Estimating Conference. Unless issued in accordance with the provisions of
Article VIII, Section 6(A) of the State Constitution, the notes do not constitute a full faith and credit obligation of the State.

The foregoing limitations on indebtedness imposed upon the legislature and the State Bond Commission do not apply to obligations that are not general obligations of the State of Louisiana or that are not backed by the full faith and credit of the State of Louisiana.

Although the manner in which the Bond Security and Redemption Fund operates is intended to adequately fund all obligations that are general obligations of the State, or that are secured by the full faith and credit of the State, there can be no assurance that particular bond issues will not be adversely affected by expected budget gaps.

From 1993 to 2002, Louisiana has experienced recurring budget surpluses which have been applied primarily to reduction of outstanding debts. In fiscal 2002, a projected $86 million deficit was funded through a variety of budget cuts and some unanticipated growth in tax revenues. In 2002, the legislature and voters statewide approved a constitutional amendment that allows a broad range of state agency budgets to be reduced when necessary to meet operating deficits.

Using these new powers to cut agencies, state government maintained a balanced budget through July 2003 and is expected to maintain the budget in balance through June 2004. Louisiana has experienced a larger decline in tax collections than on other southern states since 2001; however, the restructuring of taxes on individuals in 2002, known as the Stelly Plan, should provide growth in tax revenues in the future.

The Stelly Plan, adopted by voters in 2002, provided significant increases in state income taxes for the top 25% of taxpayers, while reducing sales taxes on many items and removing sales taxes on many grocery food items as well as residential utilities. This change in tax structure has begun to provide more growth in tax revenues from individuals that the former sales tax oriented tax structure.

Louisiana seasonally adjusted non-farm payroll employment was unchanged from November 2002 (1,896,909) to November 2003 (1,896,300). The lack of employment growth (but no decline) during the national recession is consistent with the Louisiana State Economic Estimating Conference board of economist forecast from December 2002. Current economic forecasts continue to expect a resumption of employment growth at a 1% rate in 2004 (a gain of 19,000 jobs) for Louisiana.

Unemployment fell to 5.5% statewide as of the fourth quarter 2003 from 6.2% a year earlier, due to a small increase in the labor force seeking employment. Personal income grew by 3.8% from the first quarter of 2002 to the first quarter of 2003, which was faster that the 3% rate the Louisiana State Economic Estimating Conference board expected in their tax forecast for 2003-04.

Rising demand for natural gas and oil due to the national economic expansion and the creation nationally of numerous new gas fired utility plants has caused higher than expected domestic price for both fuels. (Louisiana State Crude is $32.02 per barrel and Natural Gas is $5.50 per million BTU's). Oil prices were mostly unchanged from December 2002 while natural gas was 10% higher, which will generate significant additional tax revenues for Louisiana. Gaming revenues are expected to slowly rise by 1% to 3% per year as has been true since 2001. Tourism expenditure levels continue to be 4% to 5% below the pre-9/11 levels.

Newly elected Governor Kathleen Blanco has announced the appointment of fiscal conservatives in positions of Chief of Staff and Division of Administration. A continuation of the recent past policies designed to provide balanced budgets is likely, although the future effects of the change in governors on the fiscal stability of state government is not known. The Louisiana Constitution requires a balanced budget and the recently passed constitutional amendments give the governor more tools to act operating expenses than ever before in modern history.

Risk Factors Affecting the Maryland Fund

The Maryland Fund's concentration on municipal bonds issued by the State of Maryland (the State), political subdivisions of the state and state and local agencies means that investors are subject to risks of default or change in value of the securities making up the Maryland Fund deriving from certain unique factors affecting Maryland issuers. The information presented below has been derived from the most recent official statement for the State's general obligation bonds, and does not purport to be comprehensive and is necessarily limited to general economic conditions.

General Factors. The State of Maryland has a population of approximately 5.4 million, with employment based largely in services, trade, and government. Those sectors, along with finance, insurance, and real estate, are the largest contributors to the gross state product, according to the US Department of Commerce, Bureau of Economic Analysis. Population is concentrated around Baltimore and Washington, DC, and proximity to Washington, DC influences the above average percentage of employees in government. Manufacturing, on the other hand, is a much smaller proportion of employment than for the nation as a whole. Annual unemployment rates have been below those of the national average for each of the last 20 years except 1997 and 1998. The unemployment figure for 2002 was 4.4% compared to a national rate for the same period of 5.8%. Total employment increased by 18.8% between 1992 and 2002. The State's personal income per capita was the fourth highest of the 50 states in 2002, according to the Bureau of Economic Analysis, at 117.3% of the national average.

State Finances. The State Constitution mandates a balanced budget. The State enacts its budget annually. The State's total expenditures as shown in summary financial statements for the fiscal years ending June 30, 2000, June 30, 2001 and June 30, 2002 were $15,485,911, $16,977,407 and $19,654,854, respectively.
Revenues are derived largely from certain broad-based taxes, including statewide income, sales, motor vehicle, and property taxes. Non-tax revenues are largely from the federal government for transportation, health care, welfare and other social programs. General fund revenues on a budgetary basis realized in the State's fiscal year ended June 30, 2002, were below estimates by $131.4 million, or 1.4%. The State ended fiscal 2002 with a $309.1 million general fund balance on a budgetary basis, all of which was designated to fund fiscal year 2003 operations; this balance reflects a $117.9 million decrease compared to the balance projected at the time the 2003 budget was enacted. In addition, there was a balance in the Revenue Stabilization Fund of $547.9 million. On a GAAP basis, the fiscal 2002 unreserved designated general fund balance was $265.5 million, compared with $642.0 million at the end of fiscal 2001. The total GAAP fund balance for fiscal year 2002 was $1,634.4 million compared with a total fund balance of $2,456.6 million for fiscal year 2001.

For fiscal 2003 the total budget was $22.9 billion, a $1.488 billion increase over fiscal 2002. The general fund accounts for approximately $10.6 billion, of which the largest expenditures are for health and education, which together represent almost 70% of total general fund expenditures. General fund expenditures exclude transportation, which is funded with special fund revenues from the Transportation Trust Fund.

Reserve funds consist of the Revenue Stabilization Fund and other reserve accounts, which together totaled $678.1 million at the end of fiscal 2002. The Revenue Stabilization Fund was established to retain State revenues for future needs and to reduce the need for future tax increases. Estimates for the close of fiscal 2003 project a total reserve balance of $510.1 million, of which $490.3 million is projected to be in the Revenue Stabilization Fund. The projected balance in the Revenue Stabilization Fund represents 5.2% of estimated General Fund Revenues.

On April 5, 2003, the Maryland General Assembly approved the State's budget for fiscal year 2004. The budget includes, among other things: (i) sufficient funds to the State's retirement and pension system to remain within the "corridor" of 90%-100% full funding; (ii) $9.4 million for capital projects; (iii) $3.8 billion in aid to local governments (net of reductions) reflecting full funding of public school enhancements enacted at the 2002 Session of the General Assembly; and (iv) $86.4 million for fiscal year 2003, including $31.4 million for the Department of Health and Mental Hygiene, primarily for increased costs for Medicaid mental health recipients; $29.9 million to the Department of Human Resources for additional costs associated with providing foster care placements and shortfalls in federal fund attainment for child welfare services; and $14.4 million in the area of public safety. The fiscal year 2004 Budget reflects the continuation of the hiring freeze implemented during fiscal year 2002 and the elimination of an additional 1,806 vacant positions; it does not include funds for employee cost of living adjustments, merit increases, or performance bonuses.

The State estimates that the general fund balance on a budgetary basis at June 30, 2004 will be approximately $33.9 million. In addition, the balance in the Revenue Stabilization Account of the State Reserve Fund is estimated to be $500.1 million at June 30, 2004, equal to 5.0% of general fund revenues.

After adoption of the fiscal year 2004 budget, the Congress enacted the Jobs and Growth Tax Relief Reconciliation Act of 2003, which will provide an estimated $333.3 million of additional federal assistance to Maryland in fiscal years 2003 and 2004. This amount is expected to offset the revenues that were vetoed and any potential revenue shortfall in fiscal year 2003 and reductions in estimates of fiscal year 2004 revenues.

In planning the fiscal year 2005 budget requirements, however, the State is estimating a gap in the range of $800 million to $1 billion between projected revenues and current services expenditure levels. The Governor plans to reduce expenditures in fiscal year 2004 to mitigate the severity of the adjustment that will be needed to balance the fiscal year 2005 budget. In anticipation of these reductions, the Governor has reserved $655.1 million of fiscal year 2004 appropriations, representing approximately 10% of most discretionary spending programs.

Maryland municipal debt. The public indebtedness of Maryland, its political subdivisions and its agencies are divided into three basic types. The State and its political subdivisions issue general obligation bonds, to the payment of which the ad valorem property tax is pledged, for capital improvements and for various State or local-sponsored projects. In addition, The Maryland Department of Transportation issues for transportation purposes its limited, special obligation bonds payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax, enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance. The State, its political subdivisions and certain of its agencies also have entered into a variety of lease purchase agreements to finance the acquisition of capital assets. These lease agreements specify that payments thereunder are subject to annual appropriation.

At least since the end of the Civil War, the State has paid the principal of and interest on its general obligation bonds when due. There is no general debt limit imposed by the State Constitution or public general laws. Maryland had $5.3 billion of net State tax supported debt outstanding at March 31, 2003. General obligation bonds accounted for $3.6 billion of that amount. In fiscal year 2003, about 57% of debt service on general obligation bonds was paid from State property tax receipts, with the remainder paid from general funds of the State and by loan repayments from local units and other sources. Department of Transportation bonds outstanding account for another $7779.6 million as of March 31, 2003; the debt service on those bonds is payable from taxes and fees related to motor vehicles and motor vehicle fuel and a portion of the corporate income tax. Debt obligations issued by the Maryland Stadium Authority in the form of lease-backed revenue bonds account for $323.2 million of State tax supported debt outstanding as March 31, 2003. Rental payments under the lease are subject to annual appropriation by the General Assembly. The State has also financed construction and acquisition of various other facilities and equipment through lease-type financing, subject to annual appropriation by the General Assembly. The State had $1,045.2 million of authorized but unissued debt as of March 31, 2003 and issued $545.2 million of its general obligation bonds on August 5, 2003.

Risks associated with Maryland municipal bonds. Risks associated with municipal obligations vary by type. Major factors affecting the State's general obligation bonds are discussed above under the headings "General Factors" and "State Finances." Efforts to reduce projected deficits in the State's budget may lead to reductions in aid to local governments, which may affect the financial strength of the local governments. Also, factors affecting the local economy of a particular county or city may affect the investment quality of that county or city's general obligation bonds without necessarily affecting the investment quality of the general obligation bonds of the State or other Maryland counties or cities. Limited obligation revenue bonds may fluctuate in investment quality due to factors affecting only the particular revenue stream. For example, a downturn in the Maryland health care sector or a downturn for a specific health care borrower might affect the investment quality of Maryland hospital revenue bonds generally or might only affect a specific health care revenue bond issue. For another example, a sharp change in prevailing mortgage interest rates could affect the investment quality of housing mortgage revenue bonds. Risks associated with any type of municipal obligations may be significantly reduced when such bonds have been pre-refunded, or if such bonds are insured.

Industry specific conditions may affect the investment quality and value of revenue bonds. This paragraph discusses some of the major economic factors affecting the principal types of revenue bonds issued by Maryland governmental entities. Water and sewer revenues are affected by trends in population and new construction and by weather cycles. Transportation facility revenues are affected by economic conditions generally and by special factors such as rising energy prices. Revenues from private, non-profit healthcare corporations and hospitals are subject to federal and state regulatory restrictions, Maryland State rate regulation and fluctuations in federal and state reimbursement rates for Medicare and Medicaid. Maryland hospitals and healthcare corporations generally face a more difficult operating environment than their counterparts in many other states, due to revenue constraints imposed by the Maryland Health Services Cost Review Commission. The revenues of private colleges and universities are affected by enrollment demand, cost pressures, and change in State aid. Enrollment demand fluctuates with changes in the population of college bound persons and with the state of the economy. Housing revenue bonds are affected by the pace of housing starts, sales and refinancings, and by the levels of mortgage rates generally and local housing demand.

Risk Factors Affecting the Massachusetts Fund

The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In addition, recent developments regarding the Massachusetts statutes which limit the taxing authority of certain Massachusetts governmental entities may impair the ability of the issuers of some Massachusetts Municipal Obligations to maintain debt service on their obligations.

Total expenditures and other uses for fiscal 1999 totaled approximately $21.647 billion and total revenues and other sources totaled approximately $21.567 billion. The budgeted operating funds ended fiscal 1999 with a deficit of revenues and other sources as compared to expenditures and other uses of $79.7 million, and with positive fund balances of approximately $2.112 billion. Total expenditures and other uses for fiscal 2000 totaled approximately $26.048 billion and total revenues and other sources totaled approximately $26.221 billion. The budgeted operating funds ended fiscal 2000 with an excess of revenues and other sources as compared to expenditures and other uses of $173 million, and with positive fund balances of approximately $2.285 billion. Total expenditures and other uses for fiscal 2001 totaled approximately $23.072 billion and total revenues and other sources totaled approximately $23.798 billion. The budgeted operating funds ended fiscal 2001 with an excess of revenues and other sources as compared to expenditures and other uses of $725.6 million, and with positive fund balances of approximately $3.011 billion. Total expenditures and other uses for fiscal 2002 totaled approximately $24.674 billion and total revenues and other sources totaled approximately $23.049 billion. The budgeted operating funds ended fiscal 2002 with a deficit of revenues and other sources as compared to expenditures and other uses of $1.625 billion, and with positive fund balances of approximately $1.387 billion. Total expenditures and other uses for fiscal 2003 totaled approximately $25.750 billion and total revenues and other sources totaled approximately $25.298 billion. The budgeted operating funds ended fiscal 2003 with a deficit of revenues and other sources as compared to expenditures and other uses of $451.9 million, and with positive fund balances of approximately $936.1 million

The Commonwealth's fiscal 2004 budget is based on estimated total revenues and other sources of approximately $22.563 billion. Total expenditures and other uses for fiscal 2004 are estimated at approximately $22.634 billion. The fiscal 2004 budget proposes that the difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 2004. The fiscal 2004 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service. Proposition 2 1/2 required those cities and towns with property tax levies in excess of 2 1/2% of the full and fair cash value of their taxable real estate and personal property to reduce their levies to the 2 1/2% level. It also limited each year's increase in the tax levy for all cities and towns to 2 1/2% of the prior year's maximum levy, with an exception for certain property added to the tax rolls and for certain substantial valuation increases other than as part of a general reevaluation.

The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in state funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in each fiscal year from 1993 through 2002, but decreased slightly in fiscal 2003.

Limitations on state tax revenues have been established by an initiative petition approved by the voters on November 4, 1986. The initiative petition contains no exclusion for debt service on Commonwealth bonds and notes. Under this measure, excess revenues are returned to taxpayers in the form of lower taxes. State tax revenues in fiscal 1987 did exceed the tax limit imposed by the initiative petition by an estimated $29.2 million. This amount was returned to the taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. State tax revenues since fiscal 1988, have not exceeded the limit imposed by the initiative petition.

The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principles (GAAP) as defined by the Government Accounting Standards Board ("GASB"). The fiscal 2002 financial statements were the first prepared by the Commonwealth in accordance with GASB Statements Nos. 34, 35, 37 and 38. Such GAAP basis financial statements indicated that the Commonwealth ended fiscal 2002 with fund equities of approximately $2.468 billion.

Risk Factors Affecting the Michigan Fund

The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be a significant part of the State's economy. These particular industries are highly cyclical and in recent years, operated at somewhat less than full capacity. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

As described in greater detail below, Michigan's economy has been disproportionately impacted by the U.S. economic slowdown. The decline in Michigan employment has been significantly more severe than the national employment decline. Michigan employment has declined each year for the last three years and Michigan's unemployment rate has not only risen significantly over that period, but it is well above the national average. The decline in overall employment and reduced wages and salaries included in personal income have contributed to a decline in Michigan individual income taxes, which represent the largest source of the State's tax revenues. Individual income tax collections have declined in each of the last three fiscal years. While U.S. employment is forecast to rise during the upcoming year, Michigan's employment is expected to remain flat and lag the national trend.

The State's revenues from the Single Business Tax imposed on businesses, the third-largest source of tax revenues, have similarly declined over the last two fiscal years, while sales tax collections have remained flat. The State is currently faced with difficult budget challenges resulting in significant expenditure reductions, including decreases in State funding of local school districts and significant cuts in revenue sharing with local units of government. Declining tax revenues and reduced revenue sharing for local units of government may adversely impact revenues and the ability of the State and local governmental units to meet their debt obligations.
In 1977, the State enacted legislation, which created the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). The BSF operates as a "rainy day fund" and is designed to accumulate balances during years of significant economic growth, which may be utilized in years when the State's economy experiences cyclical downturns or unforeseen fiscal emergencies. General Fund surplus during 1992-2000 was transferred, as required by statute, to the BSF. The additions to the BSF in these fiscal years generally reflect the effects of an expanding economy and increased tax and other revenues received by the State. Calculated on an accrual basis, the unreserved ending accrued balances of the BSF were had grown from $579.8 million at September 30, 1997 to $1.26 billion at September 30, 2000. The balance of the BSF declined at the end of the September 30, 2001 fiscal year, was reduced again after transfers to the General Fund during fiscal year 2001-2002, and was fully depleted at the end of the 2002-2003 fiscal year.

Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal (Proposal A) and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

Under Proposal A, much of the additional revenue generated by the new taxes is dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

The State is a party to various legal proceedings seeking damages or injunctive or other relief and, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State programs or finances. These lawsuits involve programs generally in the areas of corrections, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding. Relief sought includes damages in tort cases generally, alleviation of prison overcrowding, improvement of prison medical and mental health care and refund claims under state taxes. Although legislation was enacted in 2000 to resolve and fund the settlement of certain of this litigation, and to authorize transfers from the BSF, for example, to the School Aid Fund, the ultimate resolution of those claims is not presently determinable, and the State has not expressed any opinion in disclosure materials relating to municipal bond offerings regarding the ultimate disposition and consequences of any litigation, or the disposition and consequences of these cases in combination with any State revenue loss, the implementation of any tax reduction or the failure to realize any budget assumption.

Currently, following rating increases announced in The State's general obligation bonds are rated "Aa" by Moody's and "AA" by S&P. The State's bond ratings were increased in 1998 and in 2000, but subsequently decreased by both Moody's and S&P in the last half of the calendar 2003. To the extent that the portfolio of Michigan obligations is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

The information contained herein was compiled from budget and economic information contained in the State's audited and other financial statements, from official statements prepared for State and other bond issues, and from other publicly available information from governmental sources.

Risk Factors Affecting the Minnesota Fund

The following highlights certain information relating to the Minnesota economy and some of the more significant revenue and fiscal trends affecting Minnesota, and is based on information drawn from official statements and prospectuses relating to securities offerings of the State of Minnesota, its agencies, and instrumentalities as available on the date of this SAI, as well as State financial forecasts and other publicly available documents. The Minnesota Fund has not independently verified any of the information contained in such documents, but is not aware of any fact which would render such information inaccurate. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, and does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund.

Constitutional State Revenue Limitations. Minnesota's constitutionally prescribed fiscal period is a biennium, and the State operates on a biennial budget basis. An agency or other entity may not expend monies in excess of its allotment. If revenues are insufficient to balance total available resources and expenditures, the State's Commissioner of Finance, with the approval of the Governor, is required to reduce allotments to the extent necessary to balance expenditures and forecast available resources for the then current biennium. The Governor may seek legislative action when a large reduction in expenditures appears necessary, and if the State's legislature is not in session the Governor is empowered to convene a special session.

Effect of Limitations on Ability to Pay Bonds. There are no constitutional or statutory provisions which would impair the ability of Minnesota municipalities to meet their bond obligations if the bonds have been properly issued.

Minnesota's Economy. The State of Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which results in a fiscal system that is sensitive to economic conditions. Diversity and a significant natural resource base are two important characteristics of the State's economy. In 2002, the structure of the State's economy closely paralleled the structure of the United States' economy as a whole. State employment in ten major sectors was distributed in approximately the same proportions as national employment. In all sectors, the share of total State employment was within two percentage points of the national employment share.

During the period from 1980 to 1990, overall employment growth in Minnesota lagged behind national growth; total employment increased 17.9% in Minnesota while increasing 20.1% nationally. By contrast, in the period 1990 to 2000, employment grew 23.1% compared to 19.9% nationwide. Employment data indicate that the recession which began in July 1990 was less severe in Minnesota than in the national economy and that Minnesota's recovery was more rapid than the nation's. However, preliminary data indicate that the recession which began in March 2001 has been more severe in Minnesota than in the national economy. For the 2000 to 2002 period, Minnesota employment declined 1.5% compared to 0.7% nationally. Similarly, for the period February 2001 to June 2003 payroll employment declined 2.4% compared to 2.0% nationally. However, from June 2003 to November 2003 payroll employment in Minnesota increased at a faster rate than the national average so that as of November 2003, payroll employment in Minnesota was down 1.78% from its pre-recession peak, as compared to a decrease of 1.83% for US employment.

Since 1980, State per capita personal income has been within eleven percentage points of national per capita personal income. Minnesota per capita income has generally remained above the national average during this period. In 2002, Minnesota per capita personal income was 110.0% of the national average.

Minnesota's monthly unemployment rate was generally less than the national average during 2001 and 2002, averaging 3.7% in 2001, as compared to the national average of 4.7%. In 2002, Minnesota's unemployment rate averaged 4.4%, as compared to the national average of 5.8%.

Minnesota's resident population grew from 4,085,000 in 1980 to 4,390,000 in 1990, or at an average annual compound rate of 0.7%. In comparison, US population grew at an annual compound rate of 0.9% during this period. In 2000, Minnesota's resident population was 4,934,000, reflecting an annual growth rate since 1990 of 1.2%. This is the same growth rate as the US population as a whole. Between 2000 and 2002, Minnesota population grew at an annual rate of 0.9% compared to 1.1% for the US. Minnesota's population grew at an annual rate of 0.7% in 2002, down from 1.0% the previous year.

Minnesota's manufacturing industries accounted for 15.0% of the State's employment mix in 2002. In the durable goods industries, the State's employment in 2002 was highly concentrated in the industrial machinery and instrument and miscellaneous categories. Of particular importance is the industrial machinery category in which 27.2% of the State's durable goods employment was concentrated in 2002, as compared to 18.4% for the United States as a whole. This emphasis is partly explained by the location in the State of a number of computer equipment manufacturers which are included in the industrial machinery classification.

The importance of the State's resource base for overall employment is apparent in the employment mix in non-durable goods industries. In 2002, 30.3% of the State's non-durable goods employment was concentrated in food and kindred industries, and 15.7% in paper and allied industries. This compares to 24.8% and 9.1%, respectively, for comparable sectors in the national economy. Both of these rely heavily on renewable resources in the State. Over half of the State's acreage is devoted to agricultural purposes, and nearly one-third to forestry. Printing and publishing is also relatively more important in Minnesota than in the nation.

Mining is currently a less significant factor in the state economy than it once was. Mining employment, primarily in the iron ore or taconite industry, dropped from 17.3 thousand in 1979 to 5.6 thousand in 2002.

State Fiscal Matters. The State of Minnesota has experienced budgeting and financial problems from time-to-time since 1980. For the several years prior to 2002, Accounting General Fund Revenues were positive. However, Minnesota's budget outlook weakened at the beginning of the current 2002-2003 biennium which commenced July 1, 2001.

According to an official State forecast released in November 2002, the weak stock market, a slowly rebounding economy, and higher than projected human services expenditures combined to produce a projected general fund shortfall of $356 million for the biennium ending June 30, 2003. Because Minnesota's Constitution prohibits borrowing beyond the end of the biennium for operating purposes, action was taken by the Governor and the Legislature in 2003 to bring revenues and expenditures into balance before June 30, 2003 and leave a $181 million balance at the end of the biennium. A combination of higher revenues and lower expenditures left fiscal year 2003 with an ending balance of $369 million, $188 million more than planned. Of the $188 million excess, $84 million was derived from federal assistance grants and was carried forward to the 2004-2005 biennium, and the $104 million balance was added to the budget reserve, along with a $6 million surplus from the assigned risk plan.

The November 2003 forecast of revenues and expenditures for the 2004 - 2005 biennium indicated a $185 million deficit, which is less than 1% of projected expenditures for the biennium. With the additions to the budget reserve noted above, the projected budget reserve for the end of the biennium is $631 million, which is approximately 2.2% of biennial spending. Gubernatorial or legislative action is required to access the budget reserve.

Under the November 2003 forecast for the 2006-2007 biennium, revenues and other resources are projected to be $914 million less and expenditures are projected to be $6 million greater than estimates made at the end of the 2003 legislative session, resulting in a structural deficit of $440 million in fiscal year 2006 and a reduction in the projected structural balance for fiscal year 2007 from $474 million to $46 million.

Both the Constitution and state statutes require that the budget for the two-year biennial period be balanced. Article XI, section 6 of the Constitution prohibits issuing certificates of indebtedness beyond the end of a biennium and requires that a statewide property tax levy be instituted if funds are insufficient to pay back short-term borrowing within a biennium.

Minnesota Statutes 16A.152 governs use of the state budget reserve and the Governor's unallotment authority. Current statute requires that any amounts in the budget reserve first be used in its entirety, before the commissioner of finance has the authority to unallot or reduce state general fund appropriations with the approval of the Governor and after notification to the Legislative Advisory Commission.

The State's bond ratings in July 2003 were "Aa1" by Moody's and "AAA" by Standard & Poor's and Fitch's.

Local Obligations. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities, except that the State has adopted aid intercept programs under which, subject to appropriations, certain school and county obligations may be guaranteed. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by over capacity in certain segments of the commercial real estate market. However, local finances are also affected by the amount of state aid that is made available. The State provides its political or governmental subdivisions, municipalities, governmental agencies, and instrumentalities with significant financial aid paid from State revenues. Because Minnesota relies heavily on a progressive individual income tax and a retail sales tax for revenue, which are sensitive to economic conditions, the amount of State aid in a particular year may vary, depending on these conditions. That aid was recently decreased substantially as a result of the State's projected budget deficits and the reduction could have substantial adverse effects on the economic and fiscal condition of local governments.

Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

Minnesota Legislation. Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision provides that it applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and that other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such a case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

Risk Factors Affecting the Missouri Fund

Industry and Employment. While Missouri has a diverse economy with a distribution of earnings and employment among manufacturing, trade and service sectors closely approximating the average national distribution, the national economic recession of the early 1980's had a disproportionately adverse impact on the economy of Missouri.

During the 1970's, Missouri characteristically had a pattern of unemployment levels well below the national averages. During the period following the 1980 to 1983 recession periods until the mid-1990's, Missouri unemployment levels generally approximated or slightly exceeded the national average; however, in the second half of the 1990's, Missouri unemployment levels returned to generally being equal to or lower than the national average. A return to a pattern of high unemployment could adversely affect the Missouri debt obligations acquired by the Fund and, consequently, the value of the shares in the Fund.

The Missouri portions of the St. Louis and Kansas City metropolitan areas collectively contain over 50% of Missouri's 2000 population census of 5,595,211. Economic reversals in either of these two areas would have a major impact on the overall economic condition of the State of Missouri. Additionally, the State of Missouri has a significant agricultural sector which is experiencing farm-related problems comparable to those which are occurring in other states. To the extent that these problems were to intensify, there could possibly be an adverse impact on the overall economic condition of the State of Missouri.

Defense related business plays an important role in Missouri's economy. There are a large number of civilians employed at the various military installations and training bases in the State. In addition, aircraft and related businesses in Missouri are the recipients of substantial annual dollar volumes of defense contract awards. There can be no assurances there will not be further changes in the levels of military appropriations, and, to the extent that further changes in military appropriations are enacted by the United States Congress or foreign governments purchasing military equipment manufactured in the State, Missouri could be disproportionately affected. It is impossible to determine what effect, if any, continued consolidation in defense related industries will have on the economy of the State. Any shift or loss of production operations now conducted in Missouri could have a negative impact on the economy of the State.

State Budget Considerations. The State of Missouri has experienced revenue declines as a result of the overall economic state of the country. As a result of reduced tax receipts, the State was faced with a significant budgetary shortfall in the fiscal year ending June 30, 2004 which it was able to balance through the use of a one-time revenue bond issuance of $387.5 million to fund various capital improvement projects throughout the State, $900 million in spending cuts and the elimination of approximately 1,000 state jobs. In addition to those cuts, the Governor of the State withheld funding of approximately $250 million to the State Department of Higher Education and the State Department of Elementary and Secondary Education in order to ensure that expenditures would not exceed revenue receipts as mandated by the State's constitution. Through the first five months of fiscal year 2004, State revenue receipts have exceeded estimates; however, the State still anticipates a revenue shortfall in fiscal year 2005.

Revenue and Limitations Thereon. Article X, Sections 16-24 of the Constitution of Missouri (Hancock Amendment), imposes limitations on the amount of State taxes which may be imposed by the General Assembly of Missouri (General Assembly) as well as on the amount of local taxes, licenses and fees (including taxes, licenses and fees used to meet debt service commitments on debt obligations) which may be imposed by local governmental units (such as cities, countries, school districts, fire protection districts and other similar bodies) in the State of Missouri in any fiscal year.

The State limit on taxes is tied to total State revenues for fiscal year 1980-81, as defined in the Hancock Amendment, adjusted annually in accordance with the formula set forth in the amendment, which adjusts the limit based on increases in the average personal income of Missouri for certain designated periods. The details of the amendment are complex and clarification from subsequent legislation and further judicial decisions may be necessary. Generally, if the total State revenues exceed the State revenue limit imposed by
Section 18 of Article X by more than 1%, the State is required to refund the excess. The State revenue limitation imposed by the Hancock Amendment does not apply to taxes imposed for the payment of principal and interest on bonds, approved by the voters and authorized by the Missouri Constitution. The revenue limit also can be exceeded by a constitutional amendment authorizing new or increased taxes or revenues adopted by the voters of the State of Missouri.

The Hancock Amendment also limits new taxes, licenses and fees and increases in taxes, licenses and fees by local governmental units in Missouri. It prohibits counties and other political subdivisions (essentially all local governmental units) from levying new taxes, licenses and fees or increasing the current levy of an existing tax, license or fee without the approval of the required majority of the qualified voters of that county or other political subdivision voting thereon.

When a local governmental unit's tax base with respect to certain fees or taxes is broadened, the Hancock Amendment requires the tax levy or fees to be reduced to yield the same estimated gross revenue as on the prior base. It also effectively limits any percentage increase in property tax revenues to the percentage increase in the general price level (plus the value of new construction and improvements), even if the assessed valuation of property in the local governmental unit, excluding the value of new construction and improvements, increases at a rate exceeding the increase in the general price level.

Risk Factors Affecting the New York Fund

See Appendix C to this SAI for information regarding "Risk Factors Affecting the New York Fund."

Risk Factors Affecting the Ohio Fund

As described above under "Ohio Taxes" and except to the extent investments are in temporary investments, the Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions ("Ohio State Specific Obligations"). The Ohio Fund is therefore susceptible to general or particular economic, political or regulatory factors that may affect issuers of Ohio State Specific Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

There may be specific factors that at particular times apply in connection with investment in particular Ohio State Specific Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio State Specific Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer. Much of this information is as of December 22, 2003, particularly debt figures and other statistics.

Ohio is the seventh most populous state. The Census count for 2000 was 11,353,140, up from 10, 847,100 in 1990. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and machinery, including electrical machinery. As a result, general economic activity, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and a significant portion of total employment in agribusiness. In earlier years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, through 1998, the annual State rates were below the national rates (4.3% vs. 4.5% in 1998, but were again slightly higher in 1999 (4.3% vs. 4.2%) and 2000 (4.0% vs. 4.0%) and then lower in 2001 (4.2% vs. 4.7%) and in 2002 (5.7% vs. 5.8%). The
unemployment rate and its effects vary among geographic areas of the State. There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio State Specific Obligations held in the Ohio Fund's portfolio or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund ("GRF"), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending fiscal year balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods such as the current fiscal biennium. Those procedures include general and selected reductions in appropriations spending. Recent biennium ending GRF balances were:

                  Biennium   Fund Balance     Cash Balance
                  --------   -------------   ---------------
                  1992-93    $ 111,013,000   $   393,634,000
                  1994-95      928,019,000     1,312,234,000
                  1996-97      834,933,000     1,367,750,000
                  1998-99      976,778,000     1,512,528,000
                  2000-01      219,414,000       817,069,000
                  2002-03       52,338,000       396,539,000

Actions have been and may be taken by the State during less favorable economic periods to ensure resource/expenditure balances (particularly in the GRF), some of which are described below. None of those actions were or are being applied to appropriations or expenditures needed for debt service or lease payments relating to any State obligations.

The following is a selective general discussion of State finances, particularly GRF receipts and expenditures, for the recent and the current bienniums.

1992-93. State and national fiscal uncertainties necessitated several actions to achieve positive GRF ending balances. An interim appropriations act was enacted effective July 1, 1991, that included appropriations for both years of the biennium for debt service and lease rental payments of State obligations payable from the GRF, even though most other GRF appropriations were made for only one month. The general appropriations act for the entire biennium was then passed on July 11, 1991. Included in the GRF resources appropriated was a transfer of $200,000,000 from the Budget Stabilization fund ("BSF") to the GRF. To address a projected fiscal year 1992 imbalance, the Governor ordered most State agencies to reduce GRF spending in the final six months of that fiscal year by a total of $184,000,000, the entire $100,400,000 BSF balance and additional amounts from certain other funds were transferred to the GRF, and other revenue and spending actions were taken. Steps to ensure positive biennium-ending GRF balances for fiscal year 1993 included the Governor ordering selected GRF spending reductions totaling $350,000,000, and tax revisions that produced additional revenue of $194,500,000. As a first step toward BSF replenishment, $21,000,000 from the GRF ending balance was deposited in BSF.

1994-95. Expenditures were below those authorized, primarily as the result of lower than expected Medicaid spending, and tax receipts (primarily auto sales/use) were significantly above estimates. Transfers from the biennium-ending GRF fund balance included $535,200,000 to the BSF and $322,800,000 million to other funds, including a family services stabilization fund in anticipation of possible federal programs changes.

1996-97. From a higher than forecasted mid-biennium GRF fund balance, $100,000,000 was transferred for elementary and secondary school computer network purposes and $30,000,000 to a new State transportation infrastructure fund. Approximately $400,000,000 served as a basis for temporary 1996 personal income tax reductions aggregating that amount. Of the GRF biennium-ending fund balance, $250,000,000 was directed to school buildings, $94,400,000 to the school computer network and $44,200,000 to school textbooks and instructional materials and a distance learning program, $34,400,000 to the BSF, and $262,900,000 to the State Income Tax Reduction Fund ("ITRF").

1998-99. GRF appropriations of approximately $36 billion provided for significant increases in funding for primary and secondary education. Of the first fiscal year (ended on June 30, 1998) ending fund balance of over $1.08 billion, approximately $701,400,000 was transferred to the ITRF, $200,000,000 into public school assistance programs, and $44,184,200 into the BSF. Of the GRF biennium-ending fund balance, $325,700,000 was transferred to school building assistance, $293,185,000 to the ITRF, $85,400,000 to SchoolNet (a program to supply computers for classrooms), $4,600,000 to interactive video distance learning, and $46,374,000 to the BSF.

2000-01. The State's financial situation varied substantially in the 2000-01 biennium. The first fiscal year of the biennium ended with a GRF cash balance of $1,506,211,000 and a fund balance of $855,845,000. A transfer of $49,200,000 from that balance increased the BSF to $1,002,491,000 (or 5% of GRF revenue for the preceding fiscal year). An additional $610,400,000 was transferred to the State Income Tax Reduction Fund ("SITRF"). In the middle of the second year of the biennium, the State enacted supplemental appropriations of $645,300,000 to address shortfalls in its Medicaid and disability assistance programs. The State's share of this additional funding was $247,600,000, with $125,000,000 coming from fiscal year 2001 GRF spending reductions (and the remainder from available GRF moneys. The reductions were implemented by OBM prior to March 1, 2001 by a 1% to 2% cut applying to most State departments and agencies. Expressly excluded from the reductions, in addition to debt service and lease rental payments relating to State obligations, were elementary and secondary education.

In March 2001 new lowered revenue estimates for fiscal year 2001 and for fiscal years 2002 and 2003 were announced. Based on indications that the Ohio economy continued to be affected by the national economic downturn, GRF revenue estimates for fiscal year 2001 were reduced by $288,000,000. In addition, OBM projected higher than previously anticipated Medicaid expenditures. Among the more significant steps taken to ensure the positive GRF ending fund balance at June 30, 2001 were further spending reductions (with the same exceptions mentioned above for debt service and education) and authorization to transfer from the BSF to the GRF amounts necessary to ensure an ending GRF fund balance of $188,200,000. The State ended fiscal year 2001 with a GRF fund balance of $219,414,000, making that transfer unnecessary.

2002-03. Ongoing and rigorous consideration was given by the Governor and the General Assembly to revenues and expenditures throughout the fiscal year 2002-03, primarily as a result of continuing economic conditions. Budgetary pressures during this period were primarily due to continuing lower than previously anticipated levels of receipts from certain major revenue sources. Consideration came in four general time frames - the June 2001 biennial appropriation act, late fall and early winter 2001, late spring and summer 2002, and late winter/spring 2003. Significant remedial steps included authorization to draw down and use the entire BSF balance, increased cigarette taxes, and use of tobacco settlement moneys that were previously earmarked for other purposes. The biennial GRF appropriations act passed in June 2001 provided for biennial GRF expenditures of approximately $45.1 billion without increases in any major State taxes. Some of the major program funding increases over the original appropriations for the preceding 2000-01 biennium were: Medicaid, 29%; primary and secondary education, 17%; adult and juvenile corrections, 6.2%; mental health and mental retardation, 2.8%; and higher education, 2.4%.

That original appropriations act provided for the following uses of certain reserves, aimed at achieving fiscal year and biennium ending positive GRF fund balances, based on then current estimates and projections:

          . Transfer of up to $150,000,000 from the BSF to the GRF for increased Medicaid costs.
          . An additional $10,000,000 transfer from the BSF to an emergency purposes fund.
          . Transfer to the GRF in fiscal year 2002 of the entire $100,000,000 balance in the Family Services Stabilization Fund.

Necessary GRF debt service and lease rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bills as introduced, and included in the versions as passed by the House and the Senate and in the act as passed and signed. The same was true for separate appropriations acts that included lease-rental appropriations for certain OBA-financed projects for the departments of Transportation and Public Safety, and Bureau of Workers' Compensation.

The Ohio economy continued to be negatively affected by the national economic downturn and by national and international events, and in October 2001 OBM lowered its GRF revenue estimates. Based on reduced revenue collections in certain categories (particularly personal income taxes and, at that time, sales taxes), OBM then projected GRF revenue shortfalls of $709,000,000 for fiscal year 2002 and of $763,000,000 for current fiscal year 2003. Executive and legislative actions were taken based on those new estimates, including:

     . The Governor promptly ordered reduced appropriations spending by most State agencies (expressly excepted were appropriations for or relating to debt service on State obligations), and limits on hiring and major purchases. Reductions were at the annual rate of 6% for most State agencies (including higher education institutions), with lesser reductions for correctional and other institutional agencies, and the exemptions for primary and secondary education and the adjutant general.
     .    December 2001 legislation, the more significant aspects of which included:
     . Authorizing transfer of up to $248,000,000 from the BSF to the GRF during the current biennium. This was in addition to the $160,000,000 in transfers from the BSF provided for in the original appropriations act (and would reduce the BSF balance to approximately $604,000,000).
     . Reallocating to the GRF a $260,000,000 portion of tobacco settlement receipts in fiscal years 2002 and 2003, intended to be replenished from settlement receipts in fiscal years 2013 and 2014.
     . Reducing appropriation spending authorizations for the legislative and judicial branches.
..    Making certain tax-related changes (including accelerating the time for certain payments).
     . Authorizing Ohio's participation in a multi-state lottery game, estimated to generate $41,000,000 in fiscal year 2003. This participation has begun, although litigation has sought, to date unsuccessfully, to enjoin the authorization on State constitutional grounds.

Continuing economic conditions, among other factors, then led OBM in the spring of 2002 to project a higher than previously estimated GRF revenue shortfall. Among areas of continuing concern were lower than anticipated levels of receipts from personal income and corporate franchise taxes. These updated GRF shortfall estimates were approximately $763,000,000 in fiscal year 2002 and $1.15 billion in fiscal year 2003. Further executive and legislative actions were taken for fiscal year 2002 to ensure a positive GRF fund balance for fiscal year 2002 and the biennium. In addition to further administrative and management steps, such as additional restraints on spending, those actions included legislation providing for, among other things:

     . Authorization of additional transfers to the GRF from the BSF of its entire previously unappropriated balance ($607,000,000) as needed in fiscal years 2002 and 2003, and of $50,800,000 of unclaimed funds to the GRF.
     . $50,000,000 reduction in the fiscal year 2002 ending GRF balance (to $100,000,000 from its previously budgeted level of $150,000,000).
     .    Increased cigarette tax by 31(cent)per pack (to a total 55(cent)a pack), estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.
     . Transfers to the GRF of $345,000,000 from tobacco settlement money received in fiscal years 2002 and 2003. That amount had previously been earmarked and appropriated for elementary and secondary school facilities construction; moneys for that purpose will instead be provided by way of $345,000,000 in additionally authorized general obligation bonds.
     . Extension of the State income tax to Ohio-based trusts (a "sunset" provision ends this tax December 31, 2004), and exemption of certain Ohio business taxes from recent federal tax law "economic stimulus changes" by modifying existing State law tie-ins to the federal tax base. The combination was and is estimated by OBM to produce approximately $283,000,000 in fiscal year 2003.
     .    Selective additional appropriation cuts for certain departments.

Certain other provisions of the legislation were aimed at the future, rather than the current 2002-03 biennium, including the indexing of State income tax brackets to the Gross Domestic Product beginning in July 2005. Several categories of fiscal year 2002 GRF tax receipts were below those in the prior fiscal year. Overall, total GRF tax receipts were 1.1% below those in fiscal year 2001. Fiscal year 2002 nevertheless did end with positive GRF balances of $108,306,000 (fund) and $619,217,000 (cash). This was accomplished by the remedial steps described above, including significant transfers from the BSF ($534,300,000) and from tobacco settlement moneys ($289,600,000). The fiscal year ending BSF balance was $427,904,000, with the entire balance appropriated for GRF use if needed in fiscal year 2003.

On July 1, 2002, the first day of the new fiscal year, the Governor issued an executive order directing a total of approximately $375,000,000 in GRF spending cutbacks for fiscal year 2003 (based on prior appropriations) by agencies and departments in his administration, as well as limitations on hiring, travel and major purchases. This cutback order reflected and was consistent with prior budget balancing discussions between the Governor and the General Assembly. Annual cutbacks ranged generally from 7.5% to 15%, with allocation of amounts and manners determined by the OBM Director in consultation with the affected agencies and departments. Excluded from those cutbacks were elementary and secondary education, higher education, alcohol and drug addiction services, and the adjutant general. Also expressly excluded were appropriations for debt service including lease rental contracts and all State office building rent, and ad valorem property tax relief payments (made to local taxing entities).

Based on continuing reduced revenue collections (particularly, personal income taxes and sales tax receipts for the holidays) and projected additional Medicaid spending of $40,000,000, OBM in late January announced an additional GRF shortfall of $720,000,000 for fiscal year 2003. The Governor ordered immediate additional reductions in appropriations spending intended to generate an estimated $121,600,000 of GRF savings through the end of the Fiscal Year (expressly excepted were appropriations for or relating to debt service on State obligations). The Governor also proposed for the General Assembly's prompt consideration the following additional revenue enhancements, transfers and expenditure reductions for fiscal year 2003 requiring legislative authorization to achieve the indicated financial effects as estimated by OBM:

     . A 2.5% reduction in local government fund distributions to most subdivisions and local libraries, producing an estimated $30,000,000 savings. This reduction is in addition to the prior local government fund distribution adjustments noted below.
     . Transfers to the GRF from unclaimed funds ($35,000,000) and various rotary funds ($21,400,000).
     . A one-month acceleration in sales tax collections by vendors filing electronically, to produce $286,000,000.
     . An additional increase in the cigarette tax of 45 cents per pack (to a total of $1.00 a pack), to produce approximately $140,000,000.
     . A doubling of the current taxes on spirituous liquor and beer and wine, to net an additional $18,700,000.

The Governor proposed enactment of these legislative authorizations by March 1, 2003 in order to produce the indicated financial effects by the June 30 end of the fiscal year and biennium. The General Assembly gave its final approval on February 25 to legislation authorizing the first three elements (see above) of the Governor's proposal, but that legislation did not include the proposed additional taxes on cigarettes and spirituous liquor and beer and wine.

OBM projected at the time that the Governor's proposal to the General Assembly and the additional expenditure reductions ordered by the Governor in January, coupled with the previously authorized transfer to the GRF of the then available and unused balance in the BSF, would result in a positive GRF fund balance at June 30, 2003. To offset the General Assembly's enactment of legislation that did not include the proposed additional taxes on cigarettes and liquor, beer and wine, the Governor on March 25 ordered additional reductions in GRF appropriations spending aggregating $142.5 million for the balance of fiscal year 2003. Included were reductions (generally at an annualized rate of 2.5%) of $90.6 million in State foundation and parity aid to school districts and an additional $9.3 million in Department of Education administration spending, $39.2 million in instructional support to higher education institutions, and other selected reductions totaling $3.4 million. The Governor also identified approximately $20 million in excess food stamp administration funds available to offset the need for further expenditure reductions. Expressly excepted from those reductions were appropriations for or relating to debt service on State obligations.

Based on the Administration's continuing monitoring of revenues, and as an anticipated step in the then ongoing 2004-05 biennial budget and appropriations process, OBM reported revised revenue estimates to the General Assembly on June 11, 2003. Those estimates revised fiscal year 2003 revenues downward by an additional $200,000,000 over OBM's January 2003 adjusted baseline, based primarily on updated income and sales tax receipts through May 31. The Governor and OBM addressed this additional fiscal year 2003 revenue shortfall through additional expenditure controls and by drawing upon $193,000,000 of federal block grant aid made available to the State prior to June 30 under a federal law effective on May 28, 2003.

The State ended the 2002-03 biennium with a GRF fund and cash balances of $52,338,000 and $396,539,000, respectively, and a balance in the BSF of $180,705,000.

Additional appropriations actions during the biennium, affecting most subdivisions and local libraries in the State, relate to the various local government assistance funds. The original appropriations act capped the amount to be distributed in fiscal years 2002 and 2003 to essentially the equivalent monthly payment amounts in fiscal years 2000 and 2001. Subsequent legislation amended the level to the lesser of those prior fiscal year amounts or the amount that would have been distributed under the standard formula.

Current Biennium. The GRF appropriations bill for the current biennium (beginning July 1, 2003) was passed by the General Assembly on June 19, 2003 and promptly signed (with selective vetoes) by the Governor June 26. Necessary GRF debt service and lease-rental appropriations for the entire biennium were requested in the Governor's proposed budget, incorporated in the related appropriations bill as introduced and in the bill's versions as passed by the House and the Senate, and in the Act as passed and signed. (The same is true for the separate Department of Transportation and Bureau of Workers' Compensation appropriations acts containing lease-rental appropriations for certain OBA-financed ODOT, DPS and BWC projects.)

The Act provides for total GRF biennial expenditures of approximately $48.8 billion. Those authorized GRF expenditures for fiscal year 2004 are approximately 5.8% higher than the actual fiscal year 2003 expenditures (taking into account fiscal year 2003 expenditure reductions), and for fiscal year 2005 are approximately 3.5% higher than for fiscal year 2004. The following are examples of increases in authorized GRF biennial expenditures compared with actual 2002-03 expenditures in major program categories: primary and secondary education 5.1%; higher education 4.4%; mental health and mental retardation 4.1%; Medicaid 19.9%; and adult and juvenile corrections 5.7%.

The above expenditure levels reflect among other expenditure controls in the
Act: Medicaid cost containment measures including pharmacy cost management initiatives, limited expenditure growth for institutional services and implementation of managed care for higher-cost populations; continued phase-out of certain tangible personal property tax relief payments to local governments; the closing by consolidation of three institutional facilities during the biennium; adjustments in eligibility guidelines for subsidized child care from 185% to 150% of the federal poverty level and freezing certain reimbursement rates; no compensation increases for most State employees in fiscal year 2004 and limited one-time increases in fiscal year 2005; and continued limitation on local government assistance fund distributions to most subdivisions and local libraries to the lesser of the equivalent monthly payments in fiscal years 2000 and 2001 or the amount that would have been distributed under the standard formula.

The GRF expenditure authorizations for the biennium also reflect and are supported by revenue enhancement actions contained in the Act including:

     . A one cent increase in the State sales tax (to six percent) for the biennium (expiring June 30, 2005), projected to generate approximately $1.25 billion in each Fiscal Year to which it applies.
     . Expansion of the sales tax base to include dry-cleaning/laundry services, towing, personal care and other services, and satellite television, projected in the aggregate to produce approximately $69,000,000 annually. (The inclusion of satellite television in the sales tax base, projected to produce approximately $21,000,000 annually, is subject to a legal challenge.)
     . Moving local telephone companies from the public utility tax base to the corporate franchise and sales tax, projected to produce approximately $29,000,000 annually.
     . Elimination of the sales tax exemption for WATS and 800 telecom services coupled with the enactment of a more limited exemption for call centers, projected to produce approximately $64,000,000 annually.
     . Adjustments in the corporate franchise tax through the adoption of the Uniform Division of Income for

Tax Purposes Act ("UDITPA") for apportionment of business income among states, and an increase in the corporate alternative minimum tax, projected in the aggregate to produce approximately $35,000,000 annually. The Act also reflects the draw down during the biennium of an additional approximately $582,000,000 of federal block grant and Medicaid assistance aid made available to the State under a federal law effective May 28, 2003.

Litigation pending in the Ohio Court of Claims contests the Ohio Department of Human Services ("ODHS", now "Ohio Department of Job and Family Services") former Medicaid financial eligibility rules for married couples when one spouse is living in a nursing facility and the other resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. ODHS appealed an order of the federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995, and the Court of Appeals ruled in favor of ODHS; plaintiff's petition for certiorari was not granted by the US Supreme Court. As to the Court of Claims case, it is not possible to state the period (beyond the current fiscal year) during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600,000,000 for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures would be approximately $240,000,000. The Court of Appeals has certified the class action and notice has been sent to the members of the class. Trial for liability only was completed in the Court of Claims in January 2003 and all post-trial briefs have been filed with that Court.

The incurrence or assumption of debt by the State without a popular vote is, with limited exceptions, prohibited by the State Constitution. The State may incur debt to cover casual deficits or to address failures in revenues or to meet expenses not otherwise provided for, but limited in amount to $750,000. The Constitution expressly precludes the State from assuming the debts of any county, city, town or township, or of any corporation. (An exception in both cases is for debts incurred to repel invasion, suppress insurrection or defend the State in war.) The Constitution provides that "Except the debts above
specified....no debt whatever shall hereafter be created by, or on behalf of the state."

By 17 constitutional amendments approved from 1921 to the present, Ohio voters have authorized the incurrence of State general obligation ("GO") debt and the pledge of taxes or excises to its payment. All related to the financing of capital facilities, except for three that funded bonuses for veterans and one that funded coal technology research and development. Currently, tax supported general obligation debt of the State is authorized to be incurred for the following purposes: highways, local infrastructure, coal development, natural resources, higher education, common schools, and conservation. Although supported by the general obligation pledge, highway debt is backed by a pledge of and has always been paid from the State's motor fuel taxes and other highway user receipts that are constitutionally restricted in use to highway related purposes.

A 1999 constitutional amendment provides an annual debt service "cap" applicable to future issuances of State general obligations and other State direct obligations payable from the GRF or net State lottery proceeds. Generally, new bonds may not be issued if future Fiscal Year debt service on those new and the then outstanding bonds of those categories would exceed 5% of the total estimated GRF revenues plus net State lottery proceeds during the Fiscal Year of issuance. Those direct obligations of the State include, for example, special obligation bonds issued by the Ohio Building Authority and the Treasurer of State, and previously by the Ohio Public Facilities Commission ("OPFC"), that are paid from GRF appropriations, but exclude bonds such as highway bonds that are paid from highway user receipts. Pursuant to the amendment and implementing legislation, the Governor has designated the OBM Director as the State official to make the 5% determinations and certifications. Application of the cap may be waived in a particular instance by a three-fifths vote of each house of the General Assembly and may be changed by future constitutional amendments.

In addition to its issuance of highway bonds, the State has also financed selected highway infrastructure projects by entering into agreements that call for payments to be made from federal transportation funds allocated to the State. Payments by the State under those agreements are subject to biennial appropriations by the General Assembly. OBM estimates the highest future Fiscal Year payments under those current arrangements to be $79,602,448. In the event of any insufficiency in those anticipated federal allocations to make payments on State bonds, the payments are to be made from any lawfully available federal moneys appropriated to ODOT for the purpose, and in the case of continued insufficiency the ODOT Director is to request a General Assembly appropriation for the purpose.

State agencies also have participated in office building and non-highway transportation projects that have local as well as State use and benefit, in connection with which the State has entered into lease-purchase agreements with terms ranging from 7 to 20 years, Certificates of Participation ("COPs") have been issued that represent fractionalized interests in or are payable from the State's anticipated payments. The number and amount of COPs issued in connection with those agreements have varied and will continued to vary. OBM estimates the highest future fiscal year payments under those agreements which are primarily made from GRF appropriations, to be $4,603,524. Payments by the State are subject to biennial appropriations by the General Assembly with the lease to renew if appropriations are made. Generally, the OBM Director's approval of such agreements is required, particularly if COPs are to be publicly-offered in connection with those agreements.

A statewide economic development program assists the financing of facilities and equipment for industry, commerce, research and distribution, including technology innovation, by providing loans and loan guarantees. The law authorizes the issuance of State bonds and notes secured by a pledge of portions of the State profits from liquor sales. The General Assembly has authorized the issuance of these obligations with a general maximum of $500,000,000 to be outstanding at any one time (excluding bonds issued to meet guarantees, if any). The aggregate amount from the liquor profits to be used in any fiscal year in connection with these bonds (except for bonds issued to meet guarantees) may not exceed $45,000,000. The total of unpaid guaranteed loan amounts and unpaid principal of direct loans may not exceed $800,000,000. A 1996 issue of $168,740,000 of taxable bonds refunded outstanding bonds and provided additional loan moneys for facilities and equipment. $101,980,000 of taxable forward purchase bonds were issued in 1998 to refund, as of 2006, term bonds of the 1996 issue stated to mature in 2016 and 2021. The State, in July 2003, issued $50,000,000 in bonds for Innovation Ohio projects and in November 2003, issued $50,000,000 in bonds for research and development projects. Pursuant to a 2000 constitutional, the State has issued a first series of $50,000,000 of bonds for revitalization purposes that are also payable from State liquor profits. The maximum annual debt service on all state bonds payable from State liquor profits is $26,777,576 in Fiscal Year 2009.

Certain State agencies issue revenue bonds that are payable from revenues from or relating to revenue producing facilities, such as those issued by the Ohio Turnpike Commission. By judicial interpretation, such revenue bonds do not constitute "debt" under the constitutional provisions described above. The Constitution authorizes State bonds for certain housing purposes (issued by the Ohio Housing Finance Agency) to which tax moneys may not be obligated or pledged.

Litigation, similar to that in other states, has been pending in Ohio courts since 1991 questioning the constitutionality of Ohio's system of school funding and compliance with the constitutional requirement that the State provide a "thorough and efficient system of common schools". On December 11, 2002, the Ohio Supreme Court, in a 4-3 decision on a motion to reconsider its own decision rendered in September 2001, concluded (as it had in its 1997 and 2000 opinions in that litigation) that the State did not comply with that requirement, even after again noting and crediting significant State steps in recent years.

In its prior decisions, the Court stated as general base threshold requirements that every school district have enough funds to operate, an ample number of teachers, sound and safe buildings, and equipment sufficient for all students to be afforded an educational opportunity.

With particular respect to funding sources, the Court concluded in 1997 and 2000 decisions that property taxes no longer may be the primary means of school funding in Ohio.

On March 4, 2003, the plaintiffs filed with the original trial court a motion to schedule and conduct a conference to address compliance with the orders of the court in that case, the State petitioned the Supreme Court to issue a writ prohibiting that conference on compliance, and the trial court subsequently petitioned the Supreme Court for guidance as to the proper course to follow. On May 16, 2003, the Supreme Court granted that writ and ordered the dismissal of the motion before the trial court. And on October 20, 2003 the United States Supreme Court declined to accept the plaintiff's subsequent petition requesting further review of the case.

The General Assembly has taken several steps, including significantly increasing State funding for public schools, as discussed below. In addition, at the November 1999 election electors approved a constitutional amendment authorizing the issuance of State general obligation debt for school buildings and for higher education facilities. December 2000 legislation addressed certain mandated programs and reserves, characterized by the plaintiffs and the Court as "unfunded mandates."

Under the current financial structure, Ohio's 612 public school districts and 49 joint vocational school districts receive a major portion (but less than 50%) of their operating moneys from State subsidy appropriations (the primary portion of which is known as the Foundation Program) distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed.

School districts also rely upon receipts from locally voted taxes. In part because of provisions of some State laws, such as that partially limiting the increase (without further vote of the local electorate) in voted property tax collections that would otherwise result from increased assessed valuations, some school districts have expressed varying degrees of difficulty in meeting mandated and discretionary increased costs. Local electorates have largely determined the total moneys available for their schools. Locally elected boards of education and their school administrators are responsible for managing school programs and budgets within statutory requirements.

The State's present school subsidy formulas are structured to encourage both program quality and local taxing effort. Until the late 1970's, although there were some temporary school closings, most local financial difficulties that arose were successfully resolved by the local districts themselves by some combination of voter approval of additional property tax levies, adjustments in program offerings, or other measures. For more than 20 years, requirements of law and levels of State funding have sufficed to prevent school closings for financial reasons, which in any case are prohibited by current law.

To broaden the potential local tax revenue base, local school districts also may submit for voter approval income taxes on the district income of individuals and estates. Many districts have submitted the question, and income taxes are currently approved in 127 districts.

Original State basic aid appropriations for the 1992-93 biennium of $9.5 billion provided for 1.5% and 4.8% increases in the two fiscal years of the biennium over appropriations in the preceding biennium. The reduction in appropriations spending for fiscal year 1992 included a 2.5% overall reduction in annual Foundation Program appropriations, and a 6% reduction in other primary and secondary education programs. The reductions were in varying amounts, and had varying effects, with respect to individual districts; there were no reductions for the 172 districts with the lowest per pupil tax valuations. Foundation payments were excluded from the Governor's Fiscal Year 1993 cutback order.

Subsequent biennial school funding State appropriations from the GRF and Lottery Profits Education Fund (but excluding federal and other special revenue funds) were:

     . 1994-95 - $8.9 billion provided for 2.4% and 4.6% increases, respectively, in State aid in the biennium's two fiscal years.
     . 1996-97 - $10.1 billion representing a 13.6% increase over the preceding biennium total.
     .    1998-99 - $11.6 billion (18.3% over the previous biennium).
     .    2000-01 - $13.3 billion (15% over the previous biennium).
     . 2002-03 - $15.2 billion (17% over the previous biennium before the expenditure reductions).

State appropriations for the purpose made for the 2004-05 biennium were $15.7 billion (3.3% over the previous biennium), and represented an increase of 0.01% in fiscal year 2004 over 2003 and 2.2% in fiscal year 2005 over 2004 when compared to original State appropriations.

Those total State 2004-05 biennial appropriations excluded non-GRF and federal appropriations, but include appropriations from the GRF and the lottery profits education fund ("LPEF"). The amount of lottery profits transferred to the LPEF totaled $686,020,000 in fiscal year 2000, $655,036,000 in Fiscal Year 2001,
$635,150,000 in fiscal year 2002, and $671,352,000 in fiscal year 2003. Ohio participation in the multi-state lottery commenced in May 2002. A constitutional provision requires that net lottery profits be paid into LPEF to be used solely for the support of elementary, secondary, vocational and special education purposes, including application to debt service on general obligation bonds to finance common school facilities.

In response to the 1997 Ohio Supreme Court decision holding certain provisions for local school district borrowing unconstitutional, the General Assembly created the school districts solvency assistance program. Beginning in fiscal year 1999, local school districts in fiscal emergency status as certified by the Auditor of State could apply for an advancement of future year Foundation Program distributions. The amount advanced was then deducted, interest free, from the district's foundation payments over the following two-year period. Six school districts received a total of approximately $12,100,000 in solvency assistance advancements during fiscal year 1999, with another six districts receiving a total of approximately $8,657,000 in fiscal year 2000. This solvency assistance program was held to be not in compliance with the Constitution by the Supreme Court. In fiscal year 2001, four districts received approximately $3,800,000 under a restructured solvency program. The program was further modified in December 2000 to allow districts that experience an unforeseen catastrophic event to apply for a grant. In fiscal year 2002, three districts received catastrophic grants totaling $2,569,970 and one district received a solvency advance in the amount of $421,000. In fiscal year 2003, three districts received solvency advances in the amount of $8,742,000 and no districts received catastrophic grants.

Legislation was enacted in 1996 to address school districts in financial straits. It is similar to that for municipal "fiscal emergencies" and "fiscal watch", but is particularly tailored to certain school districts and their then existing or potential fiscal problems. There are currently seven school districts in fiscal emergency status and five in fiscal watch status. New legislation has created a third, more preliminary, category of "fiscal caution." A current listing of school districts in each status is on the Internet at http://www.auditor.state.oh.us.

Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes to finance their operations. With other subdivisions, they also receive local government support and property tax relief moneys from State resources. For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Eight municipalities and one township are in "fiscal emergency" status and seven municipalities in preliminary "fiscal watch" status.

At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and local taxing districts. The Constitution has since 1934 limited the amount of the aggregate levy of ad valorem property taxes on particular property , without a vote of the electors or municipal charter provision, to 1% of true value in money, and statutes limit the amount of that aggregate levy without a vote or charter provision to 10 mills per $1 of assessed valuation (commonly referred to in the context of Ohio local government finance as the "ten-mill limitation").

Risk Factors Affecting the Oregon Fund

The following information is a summary of special factors affecting the Oregon Municipal Series ("Oregon Fund"). It does not purport to be a complete description and is based in part on (1) the December 2003 Oregon Economic and Revenue Forecast prepared by the Oregon Department of Administrative Services, and (2) an October 28, 2003, Official Statement prepared by the State of Oregon Treasurer for the issue of General Obligation Pension Bonds, Series 2003 (Federally Taxable).

Oregon Economic Review and Forecast

Summary of Recent Trends. The third quarter initial estimate of job growth was a drop of close to 0.8%. This follows a job decline of 3.4% at an annual rate for the second quarter. The "job loss" nature of this recover period continues. On a year-over-year ("Y/Y") basis, job growth in the third quarter was at negative 1.4%. What was an improving Y/Y growth has slipped back to a further decline. With only one more quarter of data to go, the year 2003 will most likely be a job less year, the third consecutive year of job declines.

Total private nonfarm employment declined by 1.1% in the third quarter. Within manufacturing, sectors with large declines were computer and electronic products, food, and natural resources and mining. Manufacturing would have posted job losses if not for the large job gains in transportation equipment. In the service producing sectors, declines stretched across wholesale trade, transportation and warehousing, information, educational services, and leisure and hospitality. Financial activities was the only sector with sizeable job gains. The government sector had a net increase in jobs due to employment gains in local government.

The most recent Blue Chip Job Growth rankings place Oregon 42nd in the nation for Y/Y job growth. Between September 2002 and September 2003, jobs decreased by 17,600 or 1.05%. A year ago, Oregon ranked 26th.

Nevada's job growth has slowed picked up and ranks 1st in the country. California had job losses over the year and ranks 33rd. Idaho had job gains placing the state at 7th for the period. Washington experienced mild job losses placing it at 26th amount the 50 states. A year ago, California ranked 22nd, Idaho ranked 9th and Washington ranked 42nd among the 50 states.

The forecast by the Office of Economic Analysis ("OEA") for third quarter annualized job growth was a minus 0.4% compared to the reported minus 0.8%. Job growth was positive in manufacturing and slightly weak in non-manufacturing sectors. Unless noted otherwise, all percentage rates discussed below reflect annualized rates of change for the third quarter of 2003.

Total private employment lost 3,600 jobs from the second quarter for a 1.1% decline. Manufacturing increased by 0.3% while private non-manufacturing declined by 1.2%. The government sector also had gains of 310 jobs for growth of 0.5%.

Manufacturing managed positive growth due to the transportation equipment sector, which grew 23.0%, a gain of 870 jobs. Computer and electronic products, which includes the semiconductor sector, lost 720 jobs for a growth decline of 6.8%. The high technology manufacturing sector has lost 20.0% of its workforce since the first quarter of 2001.

Wood products employment fell by 250 jobs for a 3.2% decline. While the lower mortgage rates have helped this industry, the nonresidential side remains week.

Non-durable manufacturing jobs decreased by 2.3%. Food and kindred jobs decreased by 5.5% for the quarter. Other non-durable goods, which include paper and allied products, managed marginal job gains of 0.3%.

With in the private non-manufacturing sector, construction recovered from losses during the second quarter with a 2.6% gain. Financial activities increased jobs by 3.5% and retail trade employment rose by 1.1%. Notable declines in employment were in the wholesale trade sector with minus growth of 4.6%, transportation, warehousing, and utilities, also with a decline of 4.6%, and leisure and hospitality declined 6.2%.

Government sector employment increased 0.5%. Local government job gains were mainly responsible for the marginal rise in government employment. Although local governments hired 3.3% more workers, the year over year job growth is down 2.1%. State government jobs fell 5.7%. The federal government has started to cut cost associated with security issues and is trimming Transportation Security Administration jobs at Portland International Airport. Federal jobs fell 3.3% in the third quarter.

Short-Term Outlook

Overview. The national economy turned in a stellar performance for the third quarter with an 8.2% increase in GDP, the highest quarterly increase since 1984. The consensus among economists is close to 4.0% growth for 2004. Recent monthly employment data for Oregon show job increases for August and September. The news points to the end of the "job-less recovery" and the start of economic growth that creates jobs. In terms of business cycles, this is like a turning point within a turning point. The economy entered the recovery phase with increased production but accompanied by job losses. The final component of the recovery phase is hopefully here. But turning points are what give forecasters gray hair. They are notoriously difficult to predict. OEA remains at the upside of code orange - cautiously optimistic OEA projects that code orange will change to code green. Although a mile increase of jobs is forecast for the fourth quarter of this year, 2003 will still be a job loss year on average with a decline of 0.6%. Jobs will not reach their pre-recession level until mid 2005. Annual average job growth is forecasted to be 1.0% in 2004, 2.4% in 2005, and 2.0% in 2006.

Manufacturing employment mildly improved the last quarter, but the annual average for 2003 will still show a decline of 3.0%. The recovery will be very weak with job growth averaging less than 1.0% through 2006. Manufacturing is expected to be flat in 2004 and grow by 0.9% in 2005. Employment will still be below average job levels in 2000.

Wood products employment will decline3.2% in 2003. Job losses will be less in the near horizon with declines of 1.4% in 2004 and 0.2% in 2005..

The sector that contains semiconductors, computers and electronic products will show a substantial drop of 6.2% in 2003. The slowdown in this sector will slowly reverse with 1.6% job gains in 2004. Jobs are expected to grow 2.9% in 2005. Our forecast horizon goes out to 2011 and job levels still fail to reach the peak year of 2001.

Transportation equipment will increase by 10.0% in 2003. Although job gains surged in the third quarter of 2003, a large part of the gain is expected to be temporary. Jobs will rise by 4.5% in 2004. Slight loss of jobs will prevail at a 0.7% decline in 2005.

Metals manufacturing will decline by 0.8% in 2003. Losses will be less in 2004 with a 0.5% decline before turning positive with growth of 0.7% decline in 2005.

Construction will repeat the slowdown of 2002 with a decline of 2.1% in 2003. This sector is expected to rebound in 2004, with growth of 1.8%. Growth will be positive in 2005 at 3.7%.

Although retail trade will finish 2003 on a positive note, the average job gain for the year is essentially flat. Wholesale trade job growth will remain relatively weak in 2003 with a decline of 1.0%. Retail jobs will increase once again by 1.0% in 2004 and 2.0% in 2005. Wholesale trade will see annual job growth of 0.8% in 2004 and 2.0% in 2005.

Professional and business services will see strong growth after 2003. Mild job gains of 0.3% in 2003 will be followed by growths of 3.7% in 2004 and 5.3% in 2005.

Health services have weathered the recession and jobs will grow 1.5% in 2003, 2.1% in 2004, and 3.2% in 2005.

Although federal government employment should increase by 0.1% in 2003, state government jobs are expected to decline by 1.8% and local government jobs will fall by 1.6% in 2003. The roles are reversed in the next two years with federal government jobs declining and local government jobs increasing. State government employment is projected to have another job loss year in 2004 before adding workers in 2005.

Population growth is expected to be slightly higher than the US average, but much slower than the growth experienced in the mid-1990s. Slower but increasing growth will prevail over the next three years, with increases of 1.0% in 2003, 1.2% in 2004 and 2005.

Forecast Changes. OEA's December 2003 Oregon economic forecast continues to call for the `job-loss' recovery to give way to a job creating recovery in the last quarter of this year. The job gains are delayed compared to our earlier forecast and thus 2004 is slightly weaker in this forecast. The recovery builds strength as job gains slowly advance as the economy finishes 2004 and moves into 2005.

OEA's December 2003 Oregon economic forecast reflects an increase in personal income and a decrease in employment levels. The personal income increase stems from raised revisions to the state numbers. Most of the increase is due to stronger transfer payments and dividends, interest and rents. The employment decrease is based on weaker performance of the Oregon economy in the third quarter of 2003 and lowered national forecasts. The projected recovery is weaker in 2004 and slightly higher in 2005 than previously forecasted.

The forecast for total nonfarm jobs has been revised down 0.1% in 2003, 0.2% in 2004, and raised 0.1% in 2005. National economic growth has been slightly weaker than anticipated. Third quarter job growth in Oregon was also slower than anticipated. The recovery once again is being marginally delayed with a very slight stronger outlook for the end of 2004 and 2005.

The wood products sector for 2003 is 0.3% higher than the September 2003 forecast. Commodity prices have recently increased, assisted by low mortgage rates. The forecast is revised up 0.7% in 2004 and 0.1% in 2005. These are minimal changes and the industry is expected to remain relatively flat through the forecast horizon.

The high technology sector forecast was reduced 0.9% for 2003, 2.0% for 2004, and 3.6% for 2005 reflecting weaker than expected growth. This sector is expected to improve through 2005 but faces stiff world-wide competition and low-cost opportunities for offshore sourcing.

The information sector forecast is lowered 0.6% in 2003, 0.3% in 2004, and no change for 2005. This sector reflects some of the same forces as the high technology sector.

Construction forecasts are lowered by 0.2% in 2003, 0.4% in 2004, and raised 0.4% in 2005. Even though rising mortgage rates will dampen residential housing, increases in jobs and incomes will mitigate this effect. The nonresidential side of construction is looking marginally better for 2005 than compared to the earlier forecast.
Retail trade was raised 0.4% in 2003, 0.3% in 2004, and 0.7% in 2005. Stronger national outlook combined with a stronger than expected third quarter increase in Oregon jobs has lifted this forecast.

Personal Income Components. Personal income is forecast to grow by 2.9% in 2003, followed by growth of 5.0% in 2004 and 5.5% in 2005. Wage and salary income will grow 1.0% in 2003, 5.1% in 2004, and 6.2% in 2005.

Non-farm proprietors' income will grow 5.4% in 2003. Growth in this income component will increase to 6.2% in 2004 and 5.0% in 2005.

Per capita income in Oregon will stay below the US average in 2003 through 2011. With faster growth forecasted for the Oregon economy, per capita income will move towards the US average after 2007.

Goods-Producing Sectors. Although the record low mortgage rates have slowly climbed up from their lows, they are still the lowest rates on 40-years. Earnings at lumber and wood firms have improved and stock prices have been bid up. The demand for lumber and structural panels has been the best the industry has seen since 1999. The Random Lengths Composite Price (Random Lengths Publications, September 2003) for lumber was $375 per thousand feet, up from $336 in August and substantially more than the $285 in September2003. The outlook for mortgage rates is continued slow rise and thus the housing market is expected to soften..

The Western Wood Products Association expects housing starts in the US to decline slightly to 1.69 million units. The Association expects lumber production in the West to decline 1.4% in 2004.

Although the departure of Louisiana Pacific ("LP") headquarters to Nashville, Tennessee will be the loss of another headquartered firm, LP will still have offices and employees in the Portland area. Counter to the closure announcements of the past, Roseburg Forest Products completed a $17 million sawmill upgrade with added capacity to meet demands from large home improvement stores.

Early signs of a revival in the high technology industry are finally showing up.. The World Semiconductor Trade Statistics board forecasts sales for 2003 to be up 14.2% and even stronger growth of 19.4% in 2004. The semiconductor book-to-bill ratio remained below 1.0% but orders are up 3.9% in September compared to August. Favorable earnings news and increased capacity utilization from chip manufacturers are encouraging signs. Global sales of chips were up 12.5% in August on a year-over-year basis. The trend in Oregon is a mixed bag, further indication that this sector is still in a transition phase. SUMCO in Salem announced the anticipated layoffs of 190 workers. In the Gresham area, Merix completed renovations of a printed circuit board facility and plans to hire 180 workers over the next year and a half. This long awaited recovery is unlikely to produce the same surge in jobs as was true after the 1991 recession. Offshore outsourcing has become a larger factor for this industry as products move from unique differentiated goods to more commodity status. As the US and global economies improve, Oregon firms in this sector will begin to hire, but the job increase will be relatively mild compared to the employment gains of the 1990's.

The headlines in the transportation equipment sector have shifted from the large truck and RV manufacturers to smaller producers. BMC Motorcycles of Bend is considering expansion of its operation and completion of all the manufacturing in-house rather than through outsourcing. A bicycle producer, King Cycle Group, is moving headquarters from California and setting up shop in the Portland area. But the press is also good in the heavy-duty truck and RV industries. The EPA engine standards that took place October 2002 have not caused a precipitous drop in truck demand. Recover appears well under way with 2004 looking at even stronger demand. Uncertainty still surrounds Boeing and its plans for the near future in our state.

Metals and manufacturing will struggle as aluminum production does not appear to be improving any time soon. Global Metallurgical Inc. will not reopen its Springfield plant after a payback agreement to not operate from Bonneville Power Administration has expired. Atlas Copco Wagner, a Portland area maker of mining equipment with 160 employees, will close in the spring of 2004. Overall, the OEA expects this industry to follow the US sector with mild growth returning in 2005.

Employment in food processing is forecast to decrease 2.2% in 2003, 3.3% in 2004 and 0.9% in 2005. As global markets recover, relief from export markets should protect this sector from further declines.

In other manufacturing areas, the recent news is mixed with expansions and closures. Viking Industries in Gresham, a maker of vinyl windows, will layoff around half of its 323 workforce. Winner's Choice, a John Day producer of bow strings, will move to larger facilities. Georgia-Pacific has almost completed its new tissue-paper machine in its Wauna paper mill and plans to add 110 workers. Weyerhaeuser will permanently close its containerboard plant in North Bend where 158 workers were employed. Gem Equipment, a maker of stainless steel food processing equipment, will expand its workforce at its two locations in Woodburn and Mt. Angel.

Construction employment is projected to increase in the fourth quarter, but this will not be enough keep the year from having job losses. Jobs are expected to decrease by 2.1% in 2003 and increase 1.8% in 2004 and 3.7% in 2005. With mortgage rates dipping below 6.0% in 2003, housing starts have remained strong. With a national recovery underway in the second half of 2003 and into 2004, mortgage rates are expected to rise. But the Federal Reserve has presented a low interest rate stance into 2004, so any rise in rates from a stronger economy will be kept mild by this policy. Given the present strength of the housing market, there is little room for further growth. The industrial and office sectors in Oregon appear to be turning the corner. Grubb & Ellis reports office vacancy rates in the Portland metro area have dropped in the 3rd quarter of 2003 for the first time in three years and net absorption rates have turned positive for two consecutive quarters (net absorption rates measure the change in occupied space from one time period to the next). The industry market appears to be lagging the office market by about two quarters. Even with the slightly brighter outlook, Grubb & Ellis' projection for the Portland office market:
"Given current market conditions and historical market absorption, this recovery will take at least three years." The only bright areas (other than residential) for construction right now are public projects covering highways and schools. Construction is a volatile sector, but the outlook becomes brighter as we head into 2004.

Service-Producing Sectors. Trade, transportation and utilities sector employment will mildly increase at the end of 2003 followed by 0.9% in 2004 and 2.0% in 2005. The Conference Board Consumer Confidence index in October was up, but the index has been slightly up and down since April. Third quarter GDP numbers report a large rise in personal consumption expenditures of 6.6%. The federal tax cuts in July appear to be bolstering consumer spending. Although the tax cuts are over and mortgage refinancing has slowed, the stronger economy should lift personal income and provide a basis for continued personal consumption. Retail establishments are adding capacity such as the planned 100,000 square foot expansion of Washington Square set for completion in 2005. From home improvement stores Lowe's and Home Depot to small retailers, this sector looks to be on the rebound. This sector will improve in 2004 and 2005.

The information sector, which includes traditional publishers such as newspapers and publishers of software, is expected to follow the state economy. Calence, a provider of networking services to businesses, opened a new office in Lake Oswego to service customers in the Pacific Northwest. Along with the high technology downturn, this sector is expected to lose jobs at a 2.7% rate in 2003. Mild growth will return at 1.06% in 2004 with stronger growth of 2.7% in 2005.

Continued low interest rates should assist the financial activities sector. Finance companies dealing exclusively in mortgages and refinancing will see their business slow as interest rates slowly climb in 2004. Already, mortgage applications measured by the Mortgage Bankers Association are down 65% from the peak in May while refinance applications are down 7% at the end of October compared to four weeks ago. One casualty of this slowdown is Capitol Commerce Mortgage in Lake Oswego, which closed its doors at the end of August. Annual employment is expected to increase by 0.3% in 2003, 1.7% in 2004, and 2.9% in 2005.

Professional and business services are projected to finish 2003 with 0.3% growth. Employment in this sector will be boosted by two call centers, T Mobile and LiveBridge, who combined plan to hire 920 workers over the next few years. Job growth is projected at 3.7% in 2004 and 5.3% in 2005.

Education and health services will grow 1.6% in 2003, 1.7% in 2004, and 3.0% in 2005. Health service was one of the few sectors to add jobs through the recession. Employment gains will continue in the near future with additions like the Providence Health System hospital and medical offices scheduled for Newburg. Some facilities may feel the tightness of the state's government budget as evidenced by the close of Magnolia Manor, a nursing home in Salem.

Leisure and hospitality is projected to decline 0.3% in 2003, 0.6% in 2004, and turn to positive growth of 2.1% in 2005. The decline in 2004 is a consequence of looking at yearly averages. The quarterly growths are all positive for 2004, starting very mild growth in the first two quarters. But stronger job losses in the second half of 2003 tend to pull the average down for 2004. As geopolitical risks appear to lessen, tourism may see better days ahead, especially from foreign travelers. The new direct flights from Germany should help this sector.

Growth in the government sector will decrease by 1.5% in 2003. The recession has lowered tax revenues resulting in less hiring at federal, state, and local levels. Local governments across the state have announced layoffs based on projected budget shortfalls. While there is a leveling off for the K-12 school age population, the enrollment numbers continue to climb for higher education. A temporary tax increase may alleviate some of these job cuts, but it's future is unknown as an initiative drive is under way to place the issue before voters in early February. After a burst of hiring by the Transportation Security Administration, this federal agency is in the process of cutting costs and jobs, specifically at Portland International Airport. The government sector is expected to increase jobs by 0.2% in 2004 and 1.2% in 2005. The budget shortfalls could very easily change the job picture to one of job losses well into 2004.

Alternative Scenarios. The baseline forecast is our projection of the most likely outcome for the Oregon economy. As with any forecast, other scenarios are possible. The economy could either under- or over perform relative to our baseline forecast. We broadly call these forecasts the Optimistic and Pessimistic scenarios. While we attach the highest probability to the baseline forecast, these other outcomes are within the realm of possibilities. The alternative scenarios are derived from Global Insight's alternatives for the national economy. Given that 2003 is almost complete, there is very little difference from the baseline forecast.

Optimistic Scenario: The main battle with Iraq is over and the transition phase is progressing with an end in sight. Businesses and consumers pick up previous plans to spend on information technologies. International economies recover more quickly with strong growth. As the economy picks up speed, state and local tax revenues recover more quickly and previous spending cuts turn to increased spending. Oregon's economy directly benefits from this surge in businesses and consumer spending. Manufacturing employment increases more rapidly compared to the baseline forecast. The nonmanufacturing sector is pulled along with the expanding economy. Interest rates are slowly pushed up as is inflation. The boom period gives way to a slower but more historical long run growth path. Growth expands faster in the second half of this year, with the stronger growth occurring in 2004. By the end of 2005, the Oregon economy has fully recovered from the recession.

Pessimistic Scenario: Although the ground fighting is over, the reconstruction phase in Iraq goes badly with increased hostilities in the Middle East. Oil prices stay relatively high and the stock market takes another beating. Although the consumer stepped up spending following tax cuts in 2003, the boost is short-lived. Consumer confidence fades away and spending is curtailed. Capacity utilization rates increase but still are quite weak, and with productivity still strong, business hiring is rather slow. The US economy finds itself stuck with very low growth and rising unemployment rates as job hiring falls short of increases in the labor force. The very reasons for Oregon's hard hit through the recession continue to cause high unemployment and very little job gains. This 'go nowhere' economy lasts through 2004 before lower interest rates and federal government stimulus packages start to revive the economy. Businesses have long overdue capital spending which starts to revive in late 2005, early 2006. By the end of 2006, recovery is in full swing but still employment is below pre-recession levels.

Forecast Risks. Most economists believe that the economic recovery is in place. The only missing element is the job market. Industrial production has picked up and is efficiently handling the increase without more workers. But GDP turned in a whooping 8.2% increase in the third quarter of this year and expectations are for 4.0% growth in 2004. Will this increased growth be enough to create more jobs? Oregon will be pulled along with a stronger US economy. The question really related to the risks of slower growth and thus very little relief to the unemployment situation in the state.

The major risks now facing the Oregon economy are:

..    Geopolitical risks. Although the combat phase of the war is over, uncertainty still surrounds the transition in Iraq, tensions with North Korea, and code orange security alerts. All are all weighing heavily on businesses and consumers. Disruptions on travel, oil supplies, and consumer confidence could be severe. Oregon will not receive many direct funds from an increase in defense spending. The drop in business activity could be deeper if this uncertainty persists or if the transition out of war goes badly for the US. There is also an upside risk that transition issues are settled quickly and the stimulus to recovery is stronger than forecast.
..    Falling US Dollar. As the dollar depreciates against other foreign currencies, US exports are promoted. Oregon's manufacturing sector has a large dependency on international markets. If the US dollar falls too quickly, this could harm Oregon's trading partners, weakening their economies and lowering their demand for Oregon products. A controlled lowering of the US dollar is most beneficial to the Oregon economy.
..    A further sharp and major stock market correction. This would further slow already dampened consumer spending. Lower stock prices could also limit the ability of businesses to raise necessary capital in the equity markets.
..    A possible collapse of the housing market. The extremely low interest rates have caused a boom in home refinancing. As this activity matures and begins to slow, the added boost to consumer spending may also slow. Any drop in home price appreciations coupled with a large drop in mortgage refinancing could slow down consumer spending. Continued gains in personal income will be needed to keep consumer spending from falling.
..    Rising regional energy prices. More businesses may slow production and lay off workers. Natural gas prices have risen the past few months adding to production costs. Oil prices have retreated recently but still are above
     $25 per barrel. Electricity prices related to natural gas powered turbine engines could also go up. Rate hikes have been in place since October 1, 2001. Bonneville Power Administration may lower rates through new contracts but the level of rates will remain high. An election to form a PUD in the Portland metro area has an unknown impact on rates with arguments for either higher or lower rates.
..    Budget shortfalls at state and local governments. The federal stimulus packages in the works could be countered by the fiscal drag from state and local governments. Estimates place the shortfalls for state governments at around $78 billion for fiscal year 2003. Oregon has seen a deeper drop in its revenues compared to most states. To the extent that spending cutbacks hit education and public infrastructure, the state could suffer longer-term impacts. An initiative drive has placed the temporary tax surcharge on the ballot for decisions in early February.
..    The recovery for semiconductors, software, and communications could be much slower than anticipated. Continued outsourcing of manufacturing could slow growth in this region. Recent commitments to move research out of the country would be very harmful to Oregon's high technology sector.

Extended Outlook. The Oregon economy grew slower than the US economy in 1998 through 2003. This had not occurred since 1985. Between 2005 and 2009, the US economy is expected to have even slower growth than the slow growth expected in Oregon. Employment growth in Oregon will be much slower than in the mid-1990s.

The slower economic growth of 1999through 2002 also slowed the growth of Oregon per capita income and average wages. The devastating 1980-82 recession slowed the growth of incomes and wages until 1986. As the Oregon economy became more industrially diversified, per capita income and wages grew faster than the nation as a whole. Even though the Oregon economy is projected to grow faster than the nation after 2004, per capita income and average wages are still below the national average. Although the recent period of prosperity has raised these two measures, but they have yet to reach their previous peaks of 1978. The key factors that will fuel the state's long-term growth are:

..    Recovery in the semiconductor industry: Increasing demand for computers and communications equipment, and a related increase in orders, will eliminate the excess capacity in the industry. The needs of the Internet should fuel greater demand. The strength in the industry will allow previously announced investment plans by major companies to be carried out in the 2004-2006 period.
..    Export growth and rising commodity prices: Global recovery of economies will increase demand for Oregon finished goods and commodities. Oregon is well positioned for trade with Asian countries. Rising commodity prices will benefit agricultural and timber producers in the state.

..    Continued strength in domestic markets: Continued economic growth in
     California and other major domestic markets will fuel demand for Oregon products.
..    Business costs advantages: The Oregon economy will benefit from a comprehensive energy plan. If the plan can assure businesses of an abundant, reliable, and relatively inexpensive supply of electricity, the state (and Pacific Northwest) will continue to have a relative energy advantage over other regions. If recent price hikes for electricity and natural gas surpass those for other parts of the country, Oregon could lose this cost advantage. Equally important is an educated work force that contributes to productivity.
..    Environmental issues: Salmon protection measures, Portland Super Fund, and other issues could change the economic landscape.
..    Affordable housing: If housing costs rise faster in Oregon than in the rest of the nation, companies will face increased difficulties recruiting workers. Over the last five years, California, Washington and the nation as a whole have experienced rising housing costs compared to Oregon. If Oregon can maintain a relative cost advantage in housing, this factor will be attractive for firm location.
..    Biotechnology and Nanotechnology: These sectors are seen by many as the next growth industries. Portland and the state have launched funding plans to promote the biotechnology sector. The platform for the Oregon Business Plan includes nanotechnology as an emerging field for the state. It is too early to tell if these are the next growth industry and the returns that they may bring.
..    Sustainable development: Centered in the Portland area, this movement in the building practices is spreading throughout the US. Uncertainty surrounds the number of jobs associated with this movement, but it may allow gains in market share for construction and consulting firms in
     Oregon.
..    Quality of life: Oregon will continue to attract financially secure retirees. Companies that place a high premium on quality of life will desire to locate in Oregon.

Oregon Index of Leading Economic Indicators. The Oregon Economic and Revenue Forecast report includes analysis based on the Oregon Index of Leading Economic Indicators ("OILI"). The OILI applies the Conference Board's methodology for the US National Leading Index to Oregon-specific components. The OEA anticipates potential changes in these index components over time as Oregon's economy evolves and new and better predictors of economic activity emerge. While it does not measure the magnitude of this economic activity, the Index can identify the direction of future trends. The OILI is therefore a useful supplement to Oregon's economic forecast.

The OILI contains nine components related to business decisions and conditions that tend to trigger an expansion or contraction: (1) national Semiconductor Book-to-Bill Ratio, (2) Oregon residential building permits, (3) Institute for Supply Management's national index, (4) interest rate spread (10-year treasury bond less Federal Funds Rate), (5) the University of Michigan Consumer Sentiment Index, (6) total withholding for Oregon employees, (7) the Federal Reserve Bank of Atlanta Dollar Index (Pacific Excluding Japan), (8) Oregon new business incorporations, (9) Oregon unemployment initial claims, and (10) the Oregonian help-wanted index. The OILI uses component data from January 1995 to July 2003, and Oregon nonfarm employment data for the same period is used as a proxy for general economic activity. According to the nonfarm data, the Oregon economy experienced two recessions over the index period: one occurred from mid-2001 to mid-2002, and the second occurred in late 2002 and continued through the end of the index period. While a "double-dip" recession has not been officially recognized, the second period of Oregon employment contraction late in 2002 is consistent with the jobless recovery observed nationally. Measured against these employment trends, OILI provides four signals in all: OILI signals the first Oregon recession with a considerable ten-month lead and gives a three-month leading signal on the second recession. The remaining two signals, one in 1995 and a second in 1998, give false indications of economic change that possibly reflect an unusual influence on individual components. The 1995 signal, for example, occurs at the start of the data set where outlying numbers are likely, and the 1998 signal roughly corresponds with the Asian Financial Crisis - not altogether an unexpected error given Oregon's ties to eastern trading partners.

The OILI's most recent behavior predicts a recovery for Oregon's economy. Although the OILI's six-month growth rate declined in both June and July, the rate of decline slowed considerably from -2.1% to -0.4%. Since the last period of sustained negative index growth ended in December 2002, persistently smaller percentage losses have at times given way to small percentage gains as individual components revive and the overall index stabilizes.

The OILI has increased 3.6% in August and 6.0% in September. Keep in mind that the OILI attempts to predict changes in economic activity but not the magnitude of that activity. This latest positive growth if it persists, may signal an end to the "job-less" or "job-loss" recovery experienced in Oregon through most of 2003.

The consumer sentiment component reached its highest level since July 2002, recovering from a 2.64% decline in June with a 1.33% increase in July. Unemployment remains high and variable, but the unemployment claims component did recover a 3.9% increase in June with a 7.0% decrease in July. The Institute for Supply Management's national index has posted consistent gains since May and has also contributed to gradual improvements in the OILI. In addition, the dollar index has positively influenced index growth as the weak dollar provides a much-needed stimulus to Oregon's export industry. As the Federal Open Market Commission has, for the time being, elected to keep interest rates low, the interest rate spread also encourages index growth. Although the high rate spread did not necessarily stimulate growth earlier in the recession period, persistently low rates maintain the conditions necessary for increased investment as the business outlook improves. According to OILI, then, the Oregon economy shows signs of recovery and should strengthen in the coming months as it follows the reviving national economy with a noticeable lag.

Revenue Forecast

2003-05 General Fund Revenue Forecast. The forecast for General Fund revenues collected during the 2003-05 biennium is $10,817.8 million, surpassing the previous forecast by $74.6 million. Revisions to Personal and Corporate income tax projections account for the increase. The beginning balance for 2003-05 remains at $57.1 million, producing total anticipated resources for the biennium of $10,875.0 million. Resources are now expected to exceed current expenditure projections by $135.8 million.

Personal income tax revenues exceeded forecast by $12.9 for the first quarter of fiscal year 2004. An interesting contrast is developing for tax year 2003. Withholding receipts have been increasing significantly on a year-over year basis since May, despite negligible changes in employment. For the first quarter, withholding exceeded forecast by $7.8 million. Conversely, estimated payments on non-wage income are well below year-ago levels. Given the retrospective criterion for timely estimated payments, this may be as must a product of lower liability levels in tax year 2002 than income weakness in 2003/1/. Estimated payments fell $4.1 million below the September forecast.

In addition to higher-than-expected collections during the first quarter of the biennium, recent information derived from 2002 personal income tax returns indicates that tax liability for 2002 may be higher than previously thought. While most of these dollars due have already been received, the increased base affects income and liability estimates for tax year 2003 and beyond. This holds true even though the economic outlook, particularly those factors that effect taxable income, has not changed significantly. The forecast for personal income tax collections is $9,430.9 million, an increase of $50.1 million over the September forecast for the biennium.

Corporate income tax collections amounted to $84.2 million for the first quarter, $20.1 million higher than anticipated in the September forecast. Advanced payments exceeded projections by $11.8 million, fueled by significant increases in payments from the manufacturing sector. Net final payments on prior tax years also contributed to the unanticipated strength incorporate collections. Revenues were 45.8% higher than for the same quarter a year ago.

Corporate income tax collections amounted to $84.2 million for the quarter, $20.1 million higher than anticipated in the September forecast. Advanced payments exceeded projections by $11.8 million, fueled by significant increases in payments from the manufacturing sector. Net final payments on prior tax years also contributed to the unanticipated strength in corporate collections. Revenues were 45.8% higher than for the same quarter a year ago.

Corporate income tax receipts are expected to total $583.6 million for the biennium, $26.9 million above the prior forecast. As indicated above, the majority of these dollars appeared as unanticipated collections in the first quarter. The remaining increase is attributable to slightly higher corporate profit projections during the biennium. Per Oregon's "Kicker" law, if actual corporate income tax revenues exceed the COS forecast by 2%, all revenues above the COS forecast would be distributed back to corporate tax filers in the form of a tax credit. The 2% threshold for the 2003-05 biennium is $11.0 million. The current forecast would imply a $34.2 million kicker rebate, which is reflected as a reduction in 2005-07 corporate income tax revenues.

Revenues from non-income tax sources total $803.3 million, a $2.4 million decrease from the September forecast. The revision is the result of reduced expectations for Liquor Apportionment and Excess Security Fund

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/1/ State law requires that taxpayers make prospective payments at least equal to the previous year's tax liability to avoid penalties.

revenues. Projections for most sources are unchanged due to minimal evidence from which to discern changes in trends or other collection patterns.

The revenue forecast represents the most probable outcome given available information. OEA feels that it is important that anyone using this forecast for decision-making purposes recognize the potential for actual revenues to depart significantly from this projection. Based on historical forecast performance, revenues should fall within 4.1% of the Close of Session forecast for most biennia. Section E discusses explicit risks that might cause actual revenues to differ substantially from forecast.

2003 Close of Session Forecast. The projected impact of House Bill 2759 on Criminal Fines and Assessments was not reflected in the initial 2003 Close of Session forecast. House Bill 2759 is expected to raise Criminal Fines and Assessments by $13.42 million in 2003-05. However, the percentage transferred to the General Fund was reduced from 70.35% to 66.35%. The net impact on projected General Fund revenues is $5.5 million. The revised COS forecast equals $10,748.1 million, producing an ending balance of $66.2 million.

Extended Revenue Outlook. The long-term revenue outlook is essentially unchanged from the September forecast. The increased expectations for the current biennium are less an indication of stronger economic growth and more a shifting forward of income growth from the next biennium. During the 2001-03 biennium, the ongoing message was "a recovery in revenues is due to begin any quarter now". The first quarter of the 2003-05 biennium would appear to have been that quarter.

Projected revenues for the 2005-07 biennium total $11,857.9 million, a 9.6% increase from the current biennium. Personal income tax revenues will rise 12.2% to $10,583.9 million, weaker than normal growth due to the phasing out of the temporary tax surcharge after tax year 2005. Corporate income tax collections amount to $646.5 million, with permanent changes to the corporate minimum tax and the end of the 50% bonus depreciation allowance more than offsetting the increased weight of sales in the apportionment formula. Revenues from all other sources will drop 21.9% to $627.5 million. The decrease is the result of one-time revenue actions taken in the current biennium that do not carry over into projections for the next biennium.

From the 1977-79 biennium to the 2001-03 biennium, General Fund revenues increased an average of 13.4% on a biennial basis. The forecast for the 2007-09 biennium equals $13,224.3 million, an 11.5% gain. Most of the benefits of recent tax law changes, somewhat present in 2005-07, are absent in 2007-09, thus explaining the slower-than-normal growth profile. Personal income tax receipts rise to $11,930.2 million, while corporate tax collections fall slightly to $635.8 million. All other revenues increase 4.9% to 658.3%.

Tax Law Assumptions. The revenue forecast is based on existing law, including actions signed into law during the 2003 Legislative Session. Routine adjustments are made to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Beginning with the May 2003 forecast, the manner in which legislative changes are factored into the revenue forecast changed. In the past, legislative impact estimates were characterized at the point of collections. However, tax laws are directly related to tax liability for given tax years. In fact, the original tax law impacts developed by the Legislative Revenue Office are characterized at the point of liability and irrespective of the timing of receipt. As the revenue forecasting process has been refined in recent months, with additional focus on taxable income and liability, incorporating tax law changes as adjustments to the liability forecast proved far easier to administer and more intuitively accessible.

A rough rule of thumb for personal income tax is that nearly all collections activity on a given tax year occurs between the start of the tax year and June of the following year. Modest payment and refund activity continues for years thereafter, but with only a marginal net impact on revenues. Corporate income tax is more difficult in that corporations do not have a standardized tax year. A corporate tax year is signified by the calendar year in which the corporation's fiscal year begins. The rule of thumb is that the majority of corporate collections on a given tax year will be received in the state fiscal year that begins July 1 of that year.

Forecast Risks. As discussed briefly in section above, the revenue forecast constitutes a guideline for budgetary purposes. Variation above or below this forecast is to be expected, although OEA strives to minimize the magnitude of this variation by investigating new data resources and methodological approaches, as well as regularly consulting with experts from the economics, financial, and accounting communities. The following are major factors that could cause actual revenues to deviate from this forecast by a significant degree:

..    Stock prices have risen significantly during 2003, providing at least the opportunity for investors to realize more capital gains income than in prior years. However, capital losses realized in the current and previous years can be used to offset gains for tax purposes. Actual net taxable capital gains will depend on investor behavior and the magnitude of losses carried forward. This forecast presumes that capital gains income remains suppressed through tax year 2004. Gains jump significantly in 2005 as losses are exhausted and investors engage in profit taking following the sustained bull market anticipated for the coming year and a half.
..    Growth in revenues is partly due to inflation. Wage inflation contributes to rising wage and salary income, and consequently personal income tax collections. Price inflation raises gross corporate revenues and, potentially, corporate income tax revenue. Rental and small business income exhibit similar growth factors. The magnitude of actual revenue growth will depend on actual inflation rates. Currently, OEA expects inflation to remain low in coming years, contributing to slower expected revenue growth than those experienced in the previous two decades. Should inflation be stronger than expected, revenue growth could also exceed forecast.
..    Signatures have been collected to refer House Bill 2759, the major tax increase measure enacted by the 2003 Legislature, to a popular vote on February 3, 2004. Should these tax law changes be overturned, approximately $780 million currently reflected in the 2003-05 forecast and $312 million included in the 2005-07 forecast would no longer be applicable.
..    A number of risks to the economic forecast are outlined in the Oregon
     Economic Review and Forecast. To the extent that the Oregon and US economies deviate from the baseline scenario, General Fund revenue collections could come in above or below this forecast.

Lottery Revenue Forecast. Earnings on Lottery sales are expected to reach $700.9 million for the 2003-05 biennium, $27.1 million higher than previously forecasted. Two factors are primarily responsible for the increase: the maximum number of video terminals per establishment is expected to increase to six in mid-2004 and $9.3 million in administrative savings were transferred in October. Including the beginning balance and interest earnings, total available resources in the Economic Development Fund amount to $718.3 million for the biennium.

A recent Megabucks jackpot equaled the second highest in the games' history - $21 million. The current roll has produced $7.6 million in sales not anticipated in the September forecast. A sizable roll in the Powerball jackpot also boosted sales above forecast. Keno sales consistently outperformed the forecast, while Instant sales averaged somewhat lower than the forecast. Lottery's newest game, Scoreboard, took a number of weeks to catch on with the public, but has started to meet expectations in recent weeks.

In the September forecast publication, it was reported that the video sales forecast appeared to have caught up with the game's persistently strong growth. Since then, sales have once again accelerated relative to the forecast. One possible explanation is higher personal income, as implied by increasing withholding payments discussed in section A.

Higher expected earnings result in increased distributions to dedicated programs. However, in an effort to provide sufficient funding for educational services, the 2003 Legislature capped or otherwise limited allocations for county economic development, county fairs, and gambling addiction. Projected distributions to the Education Stability Fund equal $126.2 million, an increase of $4.9 million from the prior forecast. Anticipated distributions for Parks and Natural Resources rose $4.1 million to $105.1 million. The forecasted ending balance in the Economic Development Fund is $19.9 million.

It is important to note that the Legislature also approved State School Fund Lottery expenditure limitation for which no revenue is yet included in the Lottery revenue forecast. This additional expenditure limitation includes $67 million assumed to be available from the Economic Development Fund and $14 million assumed to be available from the Education Stability Fund. While the amounts are not included in the formal revenue forecast, the Legislature did authorize the Oregon State Lottery to increase the number of video terminals it deploys and to take "other reasonable actions to increase lottery proceeds to the state." The Lottery is currently reviewing alternatives intended to increase proceeds.

Revised projections for Video sales affect the forecast for future biennia, as well. Earnings on lottery sales will reach $711.5 million in 2005-07, while available resources equal $725.0 million. For the 2007-09 biennium, earnings and available resources will total $731.9 million and $746.4 million, respectively.

Litigation

Challenges to PERS Changes

Robertson v. Kulongoski et al.; Evans v. City of Grants Pass, et al. State of Oregon; Strunk v. Public Employees Retirement Board, et al. Several lawsuits have been filed in the Oregon Supreme Court and in the federal district court in Oregon seeking to have changes that were enacted to PERS enjoined and/or declared a breach of contract, an unconstitutional impairment of contract or an unconstitutional taking of property. Plaintiffs contend that the changes to PERS will result in reductions to the retirement benefits paid to PERS members. House Bills 2001, 2003 and 2004 were enacted in the 2003 legislative session. Among other things, the bills provided that employee contributions to the system would be placed in transitional accounts that were not credited to PERS members' individual account balances, and that members will receive an assumed interest rate of 8% on their accounts over the length of their service; eliminated a requirement that employers make up any deficits in a gain/loss reserve account; eliminated cost of living adjustments for current retirees until certain conditions were met; modified a member's ability to invest in a variable account; and changed the actuarial tables upon which life expectancies and benefits were based.

The bills also provided a statutory remedy to the results of a decision in a prior case, City of Eugene v. State of Oregon, which was brought on behalf of certain local government public employers challenging previous actions by PERS, in the event that decision is upheld on appeal. In that case, the trial court ruled that PERS had incorrectly calculated certain employer contribution rates, abused its discretion in distributing 1999 earnings to member accounts, misinterpreted certain governing statutes and did not properly fund reserves, all of which led to some retirees' receiving benefits in excess of what they should have received. House Bill 2003 provides that cost of living increases will not be paid to retirees until any erroneous benefit payments are made up. The bill also provides that any amounts erroneously paid are administrative expenses that may be charged to future earnings of non-retired members' accounts. The City of Eugene case has been appealed to the Oregon Supreme Court.

The State intends to defend vigorously against these suits and has hired private counsel to handle the defense of the PERS legislation challenges. It is anticipated that it will take at least one year for these cases to be argued before and decided by the Oregon Supreme Court. It is currently unclear how much of the projected savings expected to be generated by House Bills 2001, 2003 and 2004 would actually be realized by the State if the plaintiffs were to prevail on some or all of their claims under the City of Eugene case. See "RECENT DEVELOPMENTS--2003 Legislative Session."

Cross v. State of Oregon (formerly Goudy v. State of Oregon). A case has been filed in the State circuit court by several of the residents in neighborhoods near the state prison as a result of the dismissal of a federal case, Goudy v. State of Oregon, brought by the same and/or similarly situated plaintiffs. In Cross, as in the federal case, the plaintiffs allege damage by the State and the Oregon Department of Corrections, based on the Department of Corrections' operation of a dry-cleaning plant on the grounds of the Oregon State Penitentiary during certain periods between 1950 and 1996. During the operation of the plant, the State is alleged to have spilled or disposed of dry-cleaning chemicals including tetrachlorethylene, trichlorethylene, vinyl chloride and other toxic substances on the grounds of the State Penitentiary, thus contaminating the water in wells serving the State Penitentiary and the air and ground water within a one-mile radius of the prison. Plaintiffs claim the State was negligent in disposing of the chemicals and in failing to clean up the property. The trial court has limited the time period for which plaintiffs may seek recovery. The State is preparing a motion for summary judgment in the case. At this point, the amount of potential liability is uncertain.

American Trucking v. Oregon Department of Transportation. The American Trucking Association, Inc., CRST. Inc. and USF Reddaway, Inc. (the "Plaintiffs") have filed a complaint against the Oregon Department of Transportation alleging that the State's Weight-Mile Tax system treats certain classes of truck transportation differently than others in violation of the Oregon and United States constitutions. In Oregon, trucks that weigh over 26,000 pounds generally pay a tax based on the amount of weight they haul and the distance they travel in Oregon. Part of the remedy sought by the Plaintiffs is a refund of taxes paid since January 1, 2000. It is difficult to predict the outcome of this case given the complex nature of the constitutional issues involved. Trial was held in December 2001. The only issue addressed in the trial was whether the tax is lawful or not. The trial court ruled that the tax is lawful. The plaintiffs appealed the ruling. If the tax is determined to be unlawful, the amount of liability that may be imposed in the form of a refund will be addressed in a later trial. The Department of Transportation estimates the maximum worst-case refund liability as approximately $63 million annually. The State, however, intends to continue to vigorously defend the suit, and believes it has strong arguments to reduce the amount of or to avoid potential liability to the general fund.

Challenge to Amount of "Kicker" Refunded to Taxpayers; Bobo v. State. Oregon law requires the State to return excess revenues to taxpayers, popularly known as the "kicker," if the actual State revenues for a biennium exceed the projected revenues for that biennium by 2% or more. The actual revenues for the 1999-2001 biennium exceeded the projected revenues by almost 4%. The estimated revenues originally calculated by the State's Department of Administrative Services, pursuant to the "kicker" statute, equaled approximately $9 billion. The amount included moneys received by the State under the federal Medicaid program. Subsequent to the original revenue estimate, the Legislative Assembly passed a bill in the 2001 legislative session that segregated the Medicaid moneys from the other General Fund revenues used to calculate the amount of refund, if any, due under the "kicker" law. The effect of the bill was to reduce the amount of revenues used to calculate the refund by approximately $113 million. A group of Oregon taxpayers has filed an action requesting the court to declare that the statute segregating the Medicaid moneys from the other moneys used to calculate the "kicker" refund is unconstitutional or, alternatively, that the revenue calculation required under the "kicker" law must include the Medicaid moneys. A trial set for October 2002 was postponed. The State's motion for summary judgment was granted by the court, who ruled that the challenged bill was not a revenue-raising bill, and was properly implemented by the State. The plaintiffs are still within the statutory period allowing an appeal of the court's decision. If the taxpayers prevail, the State may be required to refund approximately $113 million to Oregon taxpayers, in addition to the approximately $250 million that was refunded in 2001. The State believes that, based on current law, it has strong defenses against the plaintiffs' complaint.

Tobacco Cases

Estate of Williams, Estate of Schwarz v. Philip Morris, Inc. The State of Oregon and Philip Morris, Inc. are parties to a Master Settlement Agreement involving a number of other states and tobacco manufacturers. Under the terms of the agreement, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. Currently, the State has received approximately $300 million under the settlement agreement. Separate tort actions were filed in the state circuit court against Philip Morris, Inc. on behalf of two decedents claiming their deaths from tobacco related causes were due to the actions of Philip Morris, Inc. The plaintiffs prevailed in the trial court. The estate of Schwarz was awarded approximately $100 million in punitive damages. The estate of Williams was awarded approximately $80 million in punitive damages. By statute, the State of Oregon is entitled to 60% of all punitive damages awards. The constitutionality of that statute was recently considered and upheld by the Oregon Supreme Court. It is possible the plaintiffs in that case may request, and be granted, reconsideration of the Supreme Court's decision. In that event, the State will continue to defend the constitutionality of the statute. Philip Morris appealed the award in Williams; the Court of Appeals upheld that award, and the State of Oregon anticipates further appeals by the company. An appeal of the damages award in Schwarz is still pending in the Oregon Court of Appeals. The State of Oregon and Philip Morris, Inc. are parties to a Master Settlement Agreement involving a number of other states and tobacco manufacturers. Under the terms of the agreement, the State of Oregon expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion by the year 2025. Currently, the state has received approximately $248 million under the settlement agreement. Philip Morris notified the State that, if it must pay punitive damages, and if part of the award is payable to the State of Oregon, that it intends to treat any such payment to the State of Oregon as a release of, or an offset against, moneys payable to the State under the Master Settlement Agreement. If the company's appeals are denied in Williams and Schwarz, Oregon may receive approximately $108 million (plus accrued interest on such amount at the rate of 9% per annum) as part of the punitive damages award and receive a corresponding less under the Master Settlement Agreement. The State disagrees with the company's position and intends to dispute any future release or offset of moneys owed under the agreement. The dispute between the State and Philip Morris has been assigned to a judge in Multnomah County Circuit Court. The court, however, has reinstated a stay on the case pending a final decision in the Schwarz or Williams cases.
Threatened Challenge to Reductions in Developmental Services

Staley et al. v. Kitzhaber. An action was filed in federal district court several years ago on behalf of between 5,000 and 7,000 developmentally disabled adults. The suit sought to require the State to establish statutes and/or rules that would allow the affected persons to receive developmental services through Medicaid-funded programs. The State and the plaintiffs entered into a settlement agreement under which the State undertook to provide additional services to the plaintiffs. As a result of a decrease in projected General Fund revenues, the Legislative Assembly disappropriated approximately $12 million that would have been used to pay for services provided during the 2001-2003 Biennium. The Governor's proposed budget for the 2003-2005 Biennium also did not provide funding of approximately $101 million for services subject to the settlement. The plaintiffs in the original case have notified the State that they consider the State in material breach under the agreement, and have indicated that they intend to file a lawsuit challenging the expenditure reductions and the State's failure to provide services. The settlement agreement provides that a material breach is a failure to perform a specific duty required by the agreement, and that the Legislative Assembly's failure to appropriate sufficient funds will not excuse a material breach. If a court determines that a material breach has occurred or the agreement violates the constitutional debt limitation, the agreement automatically terminates. If a federal court were to rule that the State must provide all the services requested in the original lawsuit, the State estimates that the cost to the General Fund in the first twelve months after such a ruling would be approximately $169 million to $207 million, which includes some one-time costs. The ongoing annual costs thereafter would be approximately $152 million to $185 million. The parties have reached an agreement to settle the case, which must be approved by the court.

Additional Cases Challenging Expenditure Reduction. A number of cases have been filed against the State seeking injunctive relief to prevent certain expenditure reductions that were enacted by the Legislative Assembly as a result of the decline in General Fund revenues over the 2001-2003 and 2003-2005 biennia from taking effect. The cases challenge various expenditure reductions that have been made by the Legislative Assembly to education, the court system and social service programs that provide, among other things, prescription drugs under the Oregon Health Plan, residential care facilities for the mentally ill, outpatient mental health and chemical dependency services, general assistance payments from the State and payments to medically needy persons. If all of the plaintiffs prevailed, the State would be required to allocate approximately $473 million over the 2003-2005 Biennium. The State believes it is unlikely that all of the plaintiffs will prevail. It is too early in the litigation to determine with certainty the amount of General Fund resources the State may be required to allocate as a result of these lawsuits. It is also likely that as further expenditure reductions go into effect, additional lawsuits will be filed with respect to other programs that are paid for from the General Fund.

Pro Se Cases. There are also a number of pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of having to pay anything in any of these cases is negligible.

Recent Developments 2003 Legislative Session. The Legislative Assembly convened its 72nd regular session on January 13, 2003. The Legislative Assembly adjourned on August 27, 2003, ending the longest session in Oregon history. In its regular session, the legislature passed a balanced budget, as required by the Oregon constitution, for the 2003-2005 biennium. The biennium began on July 1, 2003. The legislature passed two interim spending measures allowing state agencies to continue operating after July 1, 2003, without approved budgets for the 2003-2005 biennium, by spending at levels authorized at the end of the previous biennium.

The first months of the 2003 regular session were spent addressing a series of income tax revenue shortfalls that required a rebalancing of the budget for the 2001-2003 biennium, ending June 30, 2003. As part of that rebalancing, the Legislative Assembly reduced expenditures, authorized the issuance of $450 million of subject to appropriation bonds, authorized withdrawals from the Education Stability Fund and authorized other smaller revenue raising measures. The rebalancing included a projected reserve of approximately $180 million to cover additional revenue shortfalls and provide a beginning general fund balance for the 2003-2005 biennium.

For the 2003-2005 biennium, the Legislative Assembly prioritized and allocated state spending among an overall budget of approximately $11.5 billion of anticipated general fund and Lottery revenues. The final budget provides for approximately $5.2 billion to be spent on K-12 public education, $2.5 billion on human services, $1.25 billion on public safety (excluding judicial), $687 million on higher education, $423 million to community colleges and $351 million on other education.

As part of the budget balancing process, the Legislative Assembly passed a combination of revenue raising measures to bridge the gap between tax and other revenues projected to be approximately $10.4 billion in the May 15 revenue forecast and the $11.5 billion total budgeted amount. The most significant revenue raising measure included (1) a graduated personal income tax assessment for the tax years 2003 and 2004 (and 2005 if the ending balance of the General Fund projected in December 2004 is less than 4% of the General Fund appropriations for the 2003-05 biennium) that ranges from 0 to 9% of a taxpayer's tax liability; (2) an increase of the corporate minimum tax from $10 to a range of $250 to $5,000 based on a corporation's Oregon sales; (3) a reduction in the discount for promptly paying property taxes from 3% to 1.5% commencing the 2004 tax year; (4) an extension of the cigarette tax sunset date to January 1, 2006; (5) a 20% reduction in corporate tax credits for 3 years commencing the 2003 tax year (except in certain cases related to housing) with a delayed carry-forward provision for the reduction; (6) a reduction in the deduction for dividends received by corporations from 70% to 35% commencing the 2003 tax year; and (7) an elimination of the exclusion for extraterritorial income related to foreign sales corporations. The legislature also provided for a transfer during the biennium of 90% of the anticipated earnings from the Education Stability Fund. That amount is estimated to equal approximately $122 million.

Some citizens have successfully gathered signatures to place some of the income and corporate tax increases enacted by the Legislative Assembly on the ballot for approval. This measure will appear on a February 3, 2004 ballot. If the voters reject the tax increases, approximately $800 million in tax increases will not go into effect. In addition, approximately $545 million in expenditure reductions will automatically occur, as determined by the Legislative Assembly in HB 5077. To account for a difference in expenditures and revenues over the course of the biennium, the Legislative Assembly also may enact further expenditure reductions or the Governor may further reduce state agencies' spending authority.

The Legislative Assembly enacted significant changes to the Public Employees Retirement System during its regular session. The legislature anticipated that without revisions to the current system the calculation of unfunded pension benefit obligations of the Oregon Public Employees Retirement System would be significantly higher than the most recently published calculation as of December 31, 2001. Because of the changes enacted to the retirement system, the Legislative Assembly assumed savings of approximately $263.7 million in employer contribution costs over the 2003-2005 biennium in developing its budget for the biennium. The legislature's revisions to the retirement system, however, have been challenged in legal proceedings filed by several unions representing public employees in Oregon. See Litigation - Challenges to PERS Changes.

The Legislative Assembly approved the issuance of approximately $896.7 million in general obligation bonds (excluding pension obligation bonds discussed below) for the 2003-2005 biennium; $3.2 billion in direct revenue bonds, $900.0 million in conduit revenue bonds and $211.9 million in certificates of participation and other financing agreements.

The Legislative Assembly also approved the issuance of agreements or general obligation bonds to finance all or a portion of the state's portion of the unfunded liability of the Public Employees' Retirement System. The agreements or bonds may be issued in an amount that produces net proceeds that do not exceed the Treasurer's estimate of the state's pension liability. The legislature referred a measure to the voters that would allow general obligation bonds to be issued in an amount not to exceed 1% of the real market value of all property in the state to pay the unfunded liability in lieu of using more expensive financing agreements. The real market value of all property in the state as of January 1, 2002 is approximately $287.3 billion. The measure was approved in a special election held on September 16, 2003. In developing the 2003-05 biennium budget, the Legislative Assembly assumed savings of approximately $34 million to the General Fund based on reduced employer contributions as the result of paying the state's unfunded liability portion. The State issued approximately $2 billion of general obligation pension bonds in October 2003.

Revenue Forecasts and Special Sessions. The Legislative Assembly is required by the Oregon Constitution to balance the State's general fund budget. The Office of Economic Analysis of the Department of Administrative Services produces a forecast of projected revenues for the biennium each January, March, June and September. In years when the Legislative Assembly is in session, the June forecast is published on May 15 so that it may be used by the legislature to develop a budget for the next biennium. Over the course of the 2001-2003 biennium the forecasted revenues decreased each quarter from the May 15, 2001 forecast of approximately $12.0 billion in general fund and lottery revenues to the May 2003 forecast of approximately $10.4 billion. These successive declines in forecasted revenues resulted in the Legislative Assembly meeting in five special sessions during the 2001-2003 biennium to rebalance the budget. The budget was balanced based on the reduced revenue forecasts by combinations of expenditure reductions and the use of new revenue sources, such as withdrawals from the Education Stability Fund. The Education Stability Fund is a constitutionally dedicated fund composed of lottery revenues that are dedicated for public education in Oregon. The Legislative Assembly also authorized the use of Tax Anticipation Notes to address the State's cash flow needs and $450 million in appropriation bonds to fill education and other budgeted amounts for the 2001-2003 biennium.

If forecasted revenues continue to decline during the 2003-2005 biennium, the Legislative Assembly is expected to meet again in special sessions to address any significant revenue shortfalls. The Governor may also use the budgetary authority that has been delegated to him to address revenue shortfalls through reductions in agencies' spending authority. The September 1, 2003 revenue forecast, however, projected a slight increase in revenues for 2003-05 biennium of $8 million from the prior forecast. Based on the September 1, 2003 revenue forecast, the total projected lottery and General Fund revenues for the 2003-05 biennium are expected to be approximately $10.4 billion. This revenue number does not include the actions taken by the Legislative Assembly at the end of its regular session to raise income and certain other taxes to provide additional revenues for the 2003-05 biennium.

Risk Factors Affecting the South Carolina Fund

The State of South Carolina has the power to issue general obligation bonds based on the full faith and credit of the State. Political subdivisions are also empowered to issue general obligation bonds, which are backed only by the full faith and credit of that political subdivision, and not by the resources of the State of South Carolina or any other political subdivision. Political subdivisions are empowered to levy ad valorem property taxes on real property and certain personal property to raise funds for the payment of general obligation bonds. General obligation debt may be incurred only for a public purpose, which is also a corporate purpose of the applicable political subdivision.

Under Article III, Section 36 of the South Carolina Constitution requires the establishment of a General Reserve Fund for the purpose of covering operating deficits of State government and a separate and distinct Capital Reserve Fund for the purpose of providing capital improvements or for retiring State bonds previously issued. Amounts in the Capital Reserve Fund may, as hereinafter described, be used to fund a year-end deficit. The General Reserve Fund is required to be funded in an amount equal to 3% of the general fund revenue of the latest completed fiscal year. Funds may be withdrawn from the General Reserve Fund only for the purpose of covering operation deficits. The General Assembly is required to provide for the orderly restoration of funds withdrawn from the General Reserve Fund. The Constitutional provisions with respect to the General Reserve Fund require that the General Assembly provide for a procedure to survey the progress of the collection of revenue and the expenditure of funds and require the General Assembly to authorize and direct reduction of appropriations as may be necessary to prevent a deficit. Such provisions require that, should a year-end operating deficit occur, so much of the General Reserve Fund as may be necessary must be used to cover the deficit. The amounts so used must be restored to the General Reserve Fund within three Fiscal Years until the 3% requirement is again reached.

The Capital Reserve Fund is required to be funded in an amount equal to 2% of the prior fiscal year's general fund revenues. The Constitution requires that the General Assembly provide that, if revenue forecasts before April 1 project that revenues for the current fiscal year will be less than expenditures authorized by appropriation for that fiscal year, the current fiscal year's appropriation to the Capital Reserve Fund shall be reduced to the extent necessary before any reduction is made in operating appropriations. If it is determined that the Fiscal Year has ended with an operating deficit, the Constitution requires that funds in the Capital Reserve Fund shall be applied, to the extent necessary, to the fiscal year's end operating deficit before withdrawing moneys from the General Reserve Fund for such purpose.

Fiscal responsibility in the State lies with the Budget and Control Board. The Governor is required to submit an Executive Budget to the General Assembly within five (5) days after the beginning of each regular session. Such budget is required to conform to the funding requirements contained in Article III,
Section 36 of the Constitution. Regular sessions of the General Assembly begin on the second Tuesday of January in each year. In order to enable the Governor to present his budget to the General Assembly at the time required, the Governor is required, by law, to complete a survey of all departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies to obtain information upon which to base his budget recommendations no later than November 1 of each year. In this connection, each of several State departments, bureaus, divisions, offices, boards, commissions, institutions, and other agencies receiving or requesting financial aid from the State are required to report to the Governor in itemized form, no later than November 1, of each year, the amount needed or requested in the succeeding fiscal year. In addition, on or before November 1 of each year the State Comptroller General is required to furnish to the Governor detailed statements as to appropriations and expenditures for certain prior fiscal years and appropriation years. The State Comptroller General is also required to furnish to the Governor on or before December 1 of each year an estimate of the financial needs of the State itemized in accordance with the budget classifications adopted by the Budget and Control Board. For the purpose of providing projections and forecasts of revenues and expenditures and advising the Budget and Control Board on economic trends, the General Assembly established the Board of Economic Advisors. In particular with respect to the Constitutional requirement of monitoring revenues, statutory provisions require that the Board of Economic Advisors provide to the Budget and Control Board quarterly estimates of State revenues. If at the end of the first or second quarter of any fiscal year quarterly revenue collections are 4% or more below the amount projected for such quarter by the Board of Economic Advisors, the State Board is required, within fifteen days of such determination, to take action to avoid a fiscal year end deficit.

Actions taken by the Budget and Control Board in the fiscal years 2001, 2002 and 2003 reflect the required process of monitoring revenues and making adjustments in the event of projected revenue shortfalls. The revenue estimate for the State's General Fund at the beginning of fiscal year 2001 as enacted by the General Assembly totaled $5,316.9 million. On November 9, 2000, the State's Board of Economic Advisors reduced its base revenue estimate for fiscal year 2001 by $96.4 million to $5,220.5 million. In response, the Budget and Control Board at its November 21, 2000 meeting sequestered the State's Capital Reserve Fund of $98,610,931 as required by the State Constitution and the State's fiscal year 2001 Appropriation Act. Sequestration reduces appropriations to the Capital Reserve Fund to the extent necessary to avoid mandatory reductions in operating appropriations. On May 8, 2001, the Budget and Control Board mandated 1% agency budget reductions totaling $48.1 million. Additionally, $45.7 million in agency appropriations lapsed as a result of suspension of a provision that, in some years, has allowed agencies to carry forward to the next fiscal year up to 10% of their unexpended appropriations. This provision was automatically suspended for fiscal year 2001 because of sequestration of the Capital Reserve Fund. Other action resulted in a further deficit reduction of $1.9 million. Despite such actions, for the fiscal year ended June 30, 2001, expenditures exceeded revenues by $87.4 million, and, as required by the South Carolina Constitution, such amount was withdrawn from the General Reserve Fund to cover the shortfall. The General Reserve Fund Balance at the beginning of fiscal year 2001 was $145.4 million and was increased during fiscal year 2001 by $2.5 million. Accordingly, the $87.4 million withdrawal at the end of fiscal year 2001 left the reserve funded at $60.5 million. The South Carolina Constitution requires that the General Reserve Fund must be restored within three years to its full-funding amount of 3% of the State's General Fund revenues for the latest completed fiscal year.

The State continued to experience budgetary difficulties in fiscal year 2002. On October 18, 2001, the Board of Economic Advisors reduced its fiscal year 2002 General Fund Revenue estimate from $5,918.9 million to $5,608.9 million, a revenue reduction of $310 million. In response to the Board of Economic Advisors' report, the Budget and Control Board at its October 30, 2001, meeting took action to avoid year-end deficits in accordance with the State law requirement previously described. This action included sequestration of $110,134,739 from the State's Capital Reserve Fund; implementation of an across-the-board reduction of General Fund appropriations of 4%, except where prohibited by proviso; and approval of a reduction of the Local Government Fund to the level of fiscal year 2000-2001 allocations. On March 21, 2002, the Board of Economic Advisers further reduced its fiscal year 2002 General Fund revenue estimate by approximately $92 million and, in response to this revision, the Budget and Control Board at its March 16, 2002 meeting took additional steps to avoid year-end deficits by imposing an additional across-the-board reduction of the General Fund appropriations of 2.52%, except where prohibited by statutory proviso. Other action resulted in an additional $10.7 million reduction in anticipated revenue to the General Fund.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2002, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $155 million, after giving effect to withdrawal of the $63 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2002-2003 Appropriation Act appropriating the amounts of $38.8 million toward restoration of the General Reserve Fund requirement and $101.6 million, representing the Capital Reserve fund's full funding amount for fiscal year 2003.

On September 9, 2002, the Board of Economic Advisors reduced its fiscal year 2003 General Fund revenue estimate from the 2002-2003 Appropriation Act base of $5,850.0 million to $5,519.0 million, a revenue reduction of $331 million. In response to the report of the Board of Economic Advisers, the State Budget and Control Board at its September 17, 2002 meeting took action to avoid year-end deficits by sequestering the State's Capital Reserve Fund in the amount of $101,606,475. Additionally, at its December 10, 2002 meeting, the State Budget and Control Board took action to impose an across-the-board reduction of General Fund appropriations of 4.5% and sequestration of an additional 0.5% of General Fund appropriations. On February 10, 2003, the Board of Economic Advisors further reduced its fiscal year 2003 General Fund revenue estimate to $5,399.0 million, a revenue reduction of $120 million. In response to this report of the Board of Economic Advisors, the State Budget and Control Board at its February 11, 2003 meeting took action to impose an additional across-the-board General Fund appropriations reduction of 3.73%, except where prohibited by statutory proviso.

Despite the mid-year actions taken by the State Budget and Control Board during fiscal year 2003, the State's Budgetary General Fund ended the year with a cumulative unreserved fund deficit of $177 million, including the $155 million unreserved fund deficit realized in fiscal year 2002, and after giving effect to withdrawal of the $39 million balance held in the State's General Reserve Fund. As required by the South Carolina Constitution, the General Assembly made provision in the 2004 Appropriation Act appropriating the amounts of $49.2 million toward restoration of the General Reserve Fund requirement and $98.6 million representing the Capital Reserve Fund's full funding amount for fiscal year 2004.

On August 15, 2003, the Board of Economic Advisors revised its fiscal year 2004 General Fund revenue estimate from the 2003-2004 Appropriation Act base of $5,489.4 million to $5,381.8 million, a revenue reduction of $107.6 million. In response to the report of the Board of Economic Advisors, the State Budget and Control Board at its

August 20, 2003 meeting took action to avoid year-end deficits by sequestering the State's Capital Reserve Fund in the amount of $98,599,197 and approved an across-the-board sequestration of 1% of General Fund appropriations of all agencies totaling $43.2 million except where prohibited by statutory proviso. In its report to the State Budget and Control Board on August 15, 2003, the Board of Economic Advisors also advised that it would review circumstances in September, 2003, upon the availability of further economic data, to determine if additional adjustments to its fiscal year 2004 General Fund revenue estimate would be necessary. No such adjustments were deemed to be necessary as a result of that review. The State recently reported that, through October 31, 2003, general fund revenue fund collections are approximately 3.8% above the Board of Economic Advisors' August 15 estimate.

In its 2002 legislative session, the General Assembly adopted legislation providing that, upon a determination by the State's Comptroller General that, at the close of the fiscal year, funds will be needed to balance the General Fund, the Budget and Control Board is authorized to borrow any amount needed to balance the General Fund by borrowing from any department of state government any surplus which may be on hand in the Office of the State Treasurer to the credit of any such department. Upon approval of a repayment schedule, the State Treasurer is authorized to transfer to the Budget and Control Board from the General Fund, the amount necessary to repay the loan with interest no later than June 30 of the following fiscal year.

No such borrowing was effected in closing fiscal year 2002. The State Budget and Control Board, however, took action in its August 20, 2003 meeting to effect an interfund borrowing in the amount of $22 million, with proceeds from the loan to be applied to the fiscal year 2003 deficit. The borrowing was paid in full on December 1, 2003 using funds sequestered in August, 2003 as described above.

The authority of the State Budget and Control Board under the South Carolina Constitution to commit funds of a current fiscal year for a prior fiscal year purpose, including deficit reduction, is questionable. Accordingly, the State Budget and Control Board has deferred action on the State's $155 million unreserved fund deficit until such time as the General Assembly reconvenes in January, 2004. The State Budget and Control Board will look to the General Assembly, which does have authority to implement deficit reduction, to take action with respect to the deficit. It is not presently known, however, when or how such action will be instituted.

The General Fund Financial Statements for the State for fiscal year 2003 were not available as of December 31, 2003, nor are there unaudited financial statements available for such period. However, certain current financial information about the State of South Carolina may be found at www.eg.state.sc.us.

Under Article X of the Constitution of the State of South Carolina, the State may issue general obligation debt without either a referendum or a supermajority of the General Assembly, within limits defined by reference to anticipated sources of revenue for bonds issued for particular purposes. A referendum or supermajority of the General Assembly may authorize additional general obligation debt. Article X further requires the levy and collection of an ad valorem tax if debt service payments on general obligation debt are not made. Under Article X of the Constitution of the State of South Carolina, political subdivisions are empowered to issue aggregate general obligation indebtedness up to 8% of the assessed value of taxable property within the political subdivision (exclusive of debt incurred before the effective date of Article X with respect to such subdivisions) without a referendum. A referendum may authorize additional general obligation debt. The ordinance or resolution authorizing bonded debt of a political subdivision also directs the levy and collection of ad valorem taxes to pay the debt. In addition, Article X of the South Carolina Constitution provides for withholding by the State Treasurer of any state appropriations to a political subdivision which has failed to make punctual payment of general obligation bonds. Such withheld appropriations, to the extent available, may be applied to the bonded debt. A statutory enactment provides for prospective application of state appropriations for school district debt, if a failure of timely payment appears likely. Political subdivisions are not generally authorized to assess income taxes, or to pledge any form of tax other than ad valorem property taxes, for the payment of general obligation bonds. Certain political subdivisions have been authorized to impose a limited-duration 1% sales tax to defray the debt service on general obligation bonds or to defray directly the cost of certain improvements. Industrial development bonds and other forms of revenue bonds issued by the State or a political subdivision are not secured by the full faith and credit of the State or the issuing entity. Such bonds are payable only from revenues derived from a specific facility or revenue source.

The State of South Carolina has not defaulted on its bonded debt since 1879. The State's credit rating was downgraded from "AAA" to "AA+" by S&P in January 1993, following several years of budgetary difficulties. The State's "AAA" rating was restored by S&P in 1996 and has not been changed since. Moody's has continued to assign its "Aaa" rating to the debt of the State. As of December 15, 2003, neither rating agency had downgraded its rating of the State in reaction to budget shortfalls discussed above, although, Moody's in December 2003 assigned a negative outlook to the State's general obligation debt. The foregoing ratings are of South Carolina's general obligation indebtedness, and do not apply to bonds of political subdivisions or to revenue bonds not backed by the full faith and credit of the State.

The State maintains five statutorily established pension plans covering teachers and general State employees ("SCRS"), firemen and police officers ("PORS"), judges and solicitors ("JSRS"), members of the General Assembly ("GARS"), and members of the National Guard ("NGRS"). The General Assembly is required to appropriate sufficient moneys to maintain the actuarial soundness of the retirement system. Based on the most recent, complete actuarial valuation (July 1, 2002), membership in these plans was as follows: SCRS, 189,166 active, 79,064 retired; PORS, 23,963 active, 7,706 retired; GARS, 200 active, 266 retired; JSRS, 128 active, 126 retired; and NGRS, as of March 31, 2000, 5,289 active, 1,963 retired.

Each of five pending lawsuits may, if resolved against the State, have a material impact on State pension plans.

Ward v. State of South Carolina. This case was filed as a class action suit arising from State action taken as result of the decisions in Davis v. Michigan Dep't of Treasury, 489 U.S. 803, 109 S.Ct. 1500, 103 L.Ed.2d 891 (1989). In
Davis, the United States Supreme Court held a state could not tax federal and state retirement income differently. The Court held a state could either extend tax exemption available to retired state employees to retired federal employees or eliminate the exemption for retired state employees. Following Davis, the General Assembly of South Carolina passed Act No. 189 of 1989 repealed the tax exemption for state retirees held unconstitutional in Davis and substituted a $3,000 exemption available to all other retired persons. A separate section of Act No. 189 increased retirement benefits for persons receiving benefits from the State pensions plans. In 1998, the plaintiff in Ward brought suit against the State, alleging that the provision of additional benefits to State retirees by Act No. 189 of 1989 is unconstitutional under Davis. The plaintiffs in Ward are also seeking an injunction against future taxation of Federal retirement benefits and damages in the form of repayment of taxes paid in prior years. In November 2000, the South Carolina Supreme Court overturned a trial court ruling that the Ward plaintiffs were required to pursue administrative remedies prior to bringing suit. The trial court subsequently granted the State's motion for summary judgment in Ward, and the South Carolina Supreme Court upheld that ruling in December 2003. It is assumed that the plaintiffs in Ward will file a petition for rehearing with the South Carolina Supreme Court, or a petition for certiorari with the United States Supreme Court. The State's estimated potential exposure in the event of an adverse decision in Ward is $157.5 million in refunds of previously paid taxes and $22.5 million annually in lost tax revenue going forward.

Evans v. State of South Carolina. This action for breach of contract was brought by a retired State employee to contest the validity of Act No. 189 of 1989, adopted in response to Davis. The plaintiff in Evans asserts that the tax exemption of State retirement income, which existed prior to the adoption of Act No. 189 of 1989, was contractual in nature and not subject to repeal by statute. The trial court dismissed this action, and the plaintiff appealed. On March 12, 2001, the South Carolina Supreme Court reversed the trial court ruling and remanded the case with instructions to dismiss the plaintiff's complaint without prejudice, holding that the plaintiff must first pursue administrative remedies before bringing a civil action in State courts. The plaintiff in Evans thereafter elected to pursue an administrative remedy before the South Carolina Department of Revenue; the claim was denied, and is now pending before an administrative law judge. The probability of a decision in Evans adverse to the State is not presently known. The State's estimated potential exposure in the event of an adverse decision in Evans is $300 million in refunds of previously paid taxes and $30-$40 million annually in lost tax revenue going forward.

Anonymous Taxpayers vs. South Carolina Department of Revenue. On June 27, 2003, Plaintiff filed this action in the State Circuit Court seeking class-based relief and challenging the constitutionality of Act 189 of 1989. The Plaintiff asserts that the Act lacks uniformity and equality in that some retirees received an increase in retirement benefits although those retirees were not subject to income tax upon their retirement income. The Plaintiff seeks damages and equitable relief. The State Defendants have moved to dismiss this action on the pleadings and believe that the action is without merit. The State has represented that, should the Plaintiff prevail in all respects, the Plaintiff class would be entitled to hundreds of millions of dollars in relief.

Wehle, et al. v. State of South Carolina. Two employees and an employer filed suit in September 2001, claiming that benefits were wrongfully denied to members of SCRS and PORS. The plaintiffs allege that both SCRS and PORS are over-funded and have excess collections. The plaintiffs seek a declaratory judgment that benefits were wrongfully denied and/or that excess contributions were collected and that future collections should be reduced. The plaintiffs further seek a refund of over $2 billion to members and employers. The probability of a decision in Whele adverse to the State is not presently known. The Supreme Court assumed original jurisdiction and assigned the case to a circuit court judge to serve as special master. Discovery in the litigation has been concluded, and the matter awaits further action by the special master.

Kennedy, et al. v. South Carolina Retirement Systems, et al. Plaintiffs, four retirees of the police officers retirement system, filed an action seeking to vacate the South Carolina Supreme Court's opinion in the case entitled, Kennedy
v. South Carolina Retirement Systems, 345 S.C.339, 549 S.E. 2nd 243 (2001) that was issued on May 22, 2001. The plaintiffs also seek punitive damages. The State has estimated that the liability to the Retirement Systems could be approximately $2 billion, should the plaintiffs ultimately prevail in having the Supreme Court's decision reversed.

The State is also a defendant in an action brought by a number of the smaller school districts in South Carolina. Abbeville County School District, et. al. v. The State of South Carolina was originally brought seeking declaratory and injunctive relief on behalf of certain School Districts, taxpayers, and individuals alleging that the State's method of funding primary and secondary public education violated several provisions of state and federal law. The lower court dismissed the complaint on all counts. The South Carolina Supreme Court affirmed the lower court's dismissal of all but one of the counts, but reversed the lower court's dismissal of a claim arising under the education clause of the State Constitution. Specifically, the South Carolina Supreme Court held that the State Constitution requires the State to provide the opportunity for each child within the State to receive a minimally adequate education. Finding that the complaint stated a claim under this provision, the Supreme Court remanded the case for further proceedings. On remand, the plaintiffs requested leave to amend their complaint to add a claim for damages for past actions or omissions of the State. The Court accepted the amended complaint. The amended complaint also contains requests for declaratory and injunctive relief that could result in the State's providing additional monies for public education and, possibly, for other purposes. The probability of a decision in Abbeville County School District adverse to the State is not presently known. The State has not reported an estimate of potential exposure in the event of an adverse decision in Abbeville County School District. The trial in this case began July 28, 2003, with seven weeks to testimony and will resume in January 2004.

                                   APPENDIX C

Risk Factors Affecting the New York Fund

This Appendix contains the Annual Information Statement of the State of New York ("AIS"), as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that AIS further as described therein.

The securities that the New York Fund offers are not being offered by the State of New York. The State of New York has not approved or disapproved of these securities or determined if the Series' Registration Statement (including this Statement of Additional Information) is truthful or complete. The following information in the Appendix contains the AIS, as updated or supplemented to the date specified therein. The AIS sets forth information about the financial condition of the State of New York. The State intends to update and supplement that Annual Information Statement further as described therein.

The AIS set forth in this Appendix is dated May 30, 2003 and contains information only through that date. It has been updated on January 26, 2004 for specified information only through that date. This Appendix sets forth the section of the AIS entitled "Current Fiscal Year." The remaining sections of the AIS set out under the headings "Prior Fiscal Year," "Economic and Demographics," "Debt and other Financing Activities," "State Organization," "Authorities and Localities," "Litigation," and "Exhibits" are not included herein. The entire AIS, including such remaining sections, was filed with each Nationally Recognized Municipal Securities Information Repository ("NRMSIR"). An official copy of the AIS may be obtained by contacting a NRMSIR, or the Division of the Budget, State Capitol, Albany, NY 12224, telephone (518) 473-8705. An informational copy of the AIS is available on the Internet at http://www.state.ny.us/dob.

  THE SECURITIES THAT THE FUND OFFERS ARE NOT BEING OFFERED BY THE STATE OF NEW YORK. THE STATE OF NEW YORK HAS NOT APPROVED OR DISAPPROVED OF THESE SECURITIES OR DETERMINED IF THE FUND'S REGISTRATION STATEMENT (INCLUDING THIS STATEMENT OF
                 ADDITIONAL INFORMATION) IS TRUTHFUL OR COMPLETE

Update to Annual Information Statement ("AIS") of the State of New York dated January 26, 2004

This quarterly update (the "Update") to the AIS of the State of New York is dated January 26, 2004 and contains information only through that date. It is the third quarterly update to the AIS of the State of New York dated May 30, 2003. The first update to the AIS was issued on August 7, 2003; the second update on October 30, 2003. This Update is organized into three parts.

Part I contains information on the State's Financial Plan projections, including:

1. Extracts from the Financial Plan Overview contained in the Financial Plan ("Appendix II") of the Governor's Executive Budget for 2004-05 presented to the Legislature on January 20, 2004. The Financial Plan Overview includes updated Financial Plan projections for State fiscal years 2003-04 through 2006-07 and detailed narrative descriptions of the receipts and disbursements estimates for the State's governmental funds.

2.   A discussion of special considerations affecting the State Financial Plan.

3. Information on the proposed Five-Year Capital Program and Financing Plan, which is also contained in the Financial Plan ("Appendix II") of the Governor's Executive Budget for 2004-05.

The entire 2004-05 Financial Plan, including the economic forecast for calendar years 2003 and 2004, detailed forecasts for State receipts, and the proposed Capital Program and Financing Plan for the 2003-04 through 2007-08 fiscal years, is available on the Division of the Budget's website, www.budget.state.ny.us.

Part II contains updated disclosure for the Metropolitan Transportation Authority ("MTA") and the City of New York. As a convenience to readers, Part II also reprints information from earlier updates regarding the State's audited basic Financial Statements for the 2002-03 fiscal year and the State Retirement System.

Part III updates information concerning certain litigation against the State.

This Update has been supplied to provide information about the financial condition of the State in connection with financings by certain issuers (including public authorities of the State) that may depend in whole or in part on State appropriations as sources of payment of their respective bonds, notes or other obligations, and for which the State has contractually obligated itself to provide such information pursuant to an applicable continuing disclosure agreement (a "CDA").

An official copy of this Update has been filed with each Nationally Recognized Municipal Securities Information Repository ("NRMSIR") and may be obtained by contacting a NRMSIR or the Division of the Budget, State Capitol, Albany, NY 12224, Tel: (518) 473-8705.

An informational copy of this Update is available on the DOB website (www.budget.state.ny.us). The availability of this Update in electronic form is being provided solely as a matter of convenience to readers and does not imply that there have been no changes in the financial condition of the State at any time subsequent to its release date. Maintenance of this Update on such website is not intended as a republication of the information therein on any date subsequent to its release date.

Neither this Update nor any portion thereof may be included or incorporated by reference in a Preliminary Official Statement, Official Statement, or other offering document without express written consent by DOB and agreement by DOB to execute a CDA relating to the series of bonds or notes described in such Preliminary Official Statement, Official Statement, or other offering document. Any use or incorporation by reference of this Update or any portion thereof in a Preliminary Official Statement, Official Statement, or other offering document without such consent and agreement is unauthorized and the State expressly disclaims any responsibility with respect to the inclusion, intended use, and updating of this Update if so misused.

Part I

Note on the 2004-05 Financial Plan Overview. DOB released the Financial Plan Overview set forth below on January 20, 2004. It contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained therein.

The State accounts for all of its spending and revenues by the fund in which the activity takes place (such as the General Fund), and the broad category or purpose of that activity (such as State Operations). The Financial Plan tables sort all State projections and results by fund and category. The State Constitution requires the Governor to submit an Executive Budget that is balanced on a cash basis in the General Fund - the Fund that receives the majority of State taxes, and all income not earmarked for a particular program or activity. Since this is the fund that is required to be balanced, the focus of the State's budget discussion is often weighted toward the General Fund.

The State also reports spending and revenue activity by two other broad measures: State Funds, which includes the General Fund and funds specified for dedicated purposes, but excludes Federal Funds; and All Governmental Funds, which includes both State and Federal Funds and provides the most comprehensive view of the financial operations of the State.

Fund types of the State include: the General Fund; State special revenue funds ("SRFs"), which receive certain dedicated taxes, fees and other revenues that are used for a specified purpose; Federal SRFs, which receive Federal grants; State and Federal Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

EXECUTIVE SUMMARY

Consistent with the Division of the Budget ("DOB") projections since last year's Enacted Budget, the 2003-04 Budget is soundly balanced while the baseline budget gap for 2004-05 is projected at $5.1 billion and the outyear gaps at roughly $7 billion to $8 billion. The Executive Budget recommendations will close the entire 2004-05 gap, and significantly reduce the outyear gaps.

Like most states, New York continues to face significant fiscal challenges. The national recession, in conjunction with the economic dislocation caused by the September 11th attacks, produced consecutive year-to-year declines in total tax receipts. Costs for employee pensions have increased dramatically, while Medicaid, welfare and other entitlement programs have also risen, reflecting the impact of the national recession and the jobless recovery that has followed. New York's fiscal difficulties were also compounded by last year's Enacted Budget process that resulted in spending growth in excess of recurring revenues. Flexible reserves, significantly increased when times were good, have now been depleted.

The 2004-05 Executive Budget projects that a strengthening economic recovery will produce a return to above-average rates of growth in tax revenues. The Financial Plan reflects overall tax receipt growth of 7.8%. Real Gross Domestic Product ("GDP") growth for the United States is forecast at 4.7%, with employment growth expected to accelerate in 2004. The equity market rebound is expected to produce renewed growth in financial sector compensation and in taxable income gains for the owners of corporate equities. A detailed analysis of the economic and receipt forecast is contained later in this Overview.

Economic growth alone will not solve the State's fiscal problems. Thus, the Executive Budget moves toward structural budget balance with a prudent mix of recurring cuts, revenue actions and transitional financing. No new broad-based tax increases are proposed in the Budget.

Reforms are proposed to hold spending in line with available resources, particularly in Medicaid and pensions. State agency operations will continue to be made more efficient, in part through the expansion of operational "hosting" by one agency of administrative functions for multiple agencies.

The State workforce is expected to remain level at roughly 187,900. Revenue proposals focus on maximization of Federal resources, closing tax loopholes and ensuring that fees adequately fund the activities they support. Rainy day reserves are increased, and modest but important targeted investments are recommended in economic development, including tax cuts. A detailed discussion of the proposed gap-closing plan follows this section.

The Executive Budget also includes funding in response to the State Court of Appeals ruling requiring the State to implement reforms that ensure all children have the opportunity for a sound basic education ("SBE"). This Budget takes the first step in a multi year effort to fund SBE costs by reserving all proceeds from video lottery terminals ("VLTs") and providing additional General Fund support of $100 million to New York City for this purpose. VLT proceeds from facilities now being developed and new ones proposed with the Executive Budget are projected at $325 million in the 2004-05 school year growing to $2 billion annually over the next five years.

The 2004-05 Executive Budget is expected to have a positive $1.4 billion impact on local governments, and furthers the process of lowering the local property tax burden over a multi year period. The $3 billion STAR program significantly reduced the school tax burden for New Yorkers. Recommendations this year would contain the growth in local property taxes through a proposed multi year takeover of Medicaid long-term care costs, reforms in pensions and health care that lower costs for both the State and its localities, and a cap on school district spending increases. In addition, a comprehensive mandate relief package is proposed to assist local governments.

Finally, this Budget begins rebuilding State reserves by making a maximum $84 million deposit to the rainy day fund in 2003-04, the eighth such deposit made in the last nine years. The last several years have clearly demonstrated that adequate reserve levels are critical if the State is to withstand economic downturns without draconian local assistance budget cuts or massive layoffs.

                        SIZE OF 2004-05 EXECUTIVE BUDGET
                              (millions of dollars)

                                                      Actual           Adjusted
                                                 ----------------   ----------------
                            2003-04   2004-05    Annual   Percent   Annual   Percent
                            Revised   Proposed   Change    Change   Change    Change
                            -------   --------   ------   -------   ------   -------
   General Fund              42,060     41,885     (175)     (0.4)   1,725       4.3%
   State Funds               62,112     63,498    1,386       2.2    3,286       5.5%
   All Governmental Funds    98,293     99,806    1,513       1.5    3,413       3.5%

The 2003-04 projections and associated annual dollar and percentage changes described throughout this Overview continue to include $1.9 billion of spending in 2003-04 deferred from 2002- 03 due to a delay in enacting tobacco securitization legislation (hereafter "the 2002-03 payment deferrals"). The 2003-04 Enacted Budget Report (dated May 28, 2003) summarized the 2002-03 payment deferrals and a detailed chart is provided later in this section. That spending will be reported by the Office of the State Comptroller ("OSC") in final results for 2003-04, and thus is counted as spending in the 2003-04 Financial Plan. The adjusted percentage change excludes this $1.9 billion in spending from 2003-04 projections in order to provide a comparable basis for calculating the annual change.

The major components of the annual spending change are summarized in the following table, and are explained in more detail later in this report. The spending totals assume enactment of all cost containment proposals recommended in the Executive Budget.

 SPENDING PROJECTIONS - AFTER RECOMMENDED SAVINGS MAJOR SOURCES OF ANNUAL CHANGE
                              (millions of dollars)

                                                                All
                                                           Governmental
                                General Fund  State Funds     Funds
                                ------------  -----------  ------------
     2003-04 Revised Estimate     42,060        62,112        98,293
     Medicaid                       373          672            738
     Mental Hygiene                 299          342            233
     Debt Service                   285          566            566
     Employee Health Insurance      255          255            255
     Higher Education               206          304            58
     Pensions                       184          184            184
     School Aid                     169          278            278
     All Other                     (46)          685           1,101
     2002-03 Payment Deferrals    (1,900)      (1,900)        (1,900)
     2004-05 Executive Budget     41,885        63,498        99,806
     Annual $ Change               (175)        1,386          1,513
     Annual % Change              (0.4%)         2.2%          1.5%

CLOSING THE 2004-05 GENERAL FUND BUDGET GAP

Sources of the 2004-05 Gap. Prior to the Governor's recommended budget actions, the State faced potential General Fund budget gaps of $5.1 billion in 2004-05, $6.7 billion in 2005-06, and $7.8 billion in 2006-07. The $5.1 billion gap is consistent with estimates provided by DOB at the time of the 2003-04 Enacted Budget. Those projections indicated that the original 2004-05 Executive Budget gap of $2.8 billion would increase to between $5 billion and $6 billion primarily as a result of additional recurring spending adds in the Enacted Budget. The current $5.1 billion gap is at the lower end of the projected range due to modestly improved economic conditions and the expectation of continued increases in financial services incomes. A summary explanation of the sources of the gap is provided below, and a more detailed analysis is provided later in this Overview.

           CAUSES OF 2004-05 BUDGET GAP -- BEFORE RECOMMENDED SAVINGS
                      ANNUAL RESOURCES/(COSTS) FROM 2003-04
                              (millions of dollars)

     Total Annual Revenue Changes                                                                 (2,008)
     Revenue Growth (7%)                                                                 2,800
     Current Tax Law Changes                                                              (265)
     Loss of One-time Tobacco Securitization Receipts                                   (3,400)
     Loss of One-time Federal Revenue Sharing                                             (645)
     Debt Service Impact on Receipts                                                      (268)
     Loss of Other One-Time Revenues                                                      (230)
     Total Annual Spending Changes                                                                (3,063)
     Loss of One-time Payment Deferrals                                                  1,900
     Medicaid - includes Cycle Shift ($170m); Loss of Temporary FMAP Increase ($390m)   (1,268)
     Pension Costs (137% Annual Increase)                                                 (664)
     Mental Hygiene - includes Loss of PIA ($220m) and Extra Payroll ($72m)               (596)
     Welfare - includes Loss of TANF/Offsets ($322 m)                                     (521)
     Higher Education - includes TAP Spending Roll ($104m); Loss of TANF ($246m)          (489)
     School Aid - includes Tail of 03-04 ($183m)                                          (444)
     Debt Service                                                                         (330)
     State Employee Health Insurance Costs                                                (255)
     All Other Spending/Fund Balance Changes                                              (396)
     Total Projected 2004-05 Budget Gap                                                           (5,071)

Underlying receipts growth in 2004-05, adjusted to exclude the impact of tax law changes, is projected to increase by roughly $2.8 billion (7%) over 2003-04. The incremental value of existing tax law changes results in a net decrease of $265 million in receipts, including the Sales Tax exemption on clothing ($330 million), the college tuition deduction ($50 million), Earned Income Tax Credit ($44 million) and the marriage penalty ($35 million), partially offset by net annual increases for the 2003 PIT and Sales tax increases. The underlying receipts growth is also offset by the loss of tobacco securitization proceeds which were used, as planned, to provide $3.8 billion of resources in 2003-04 and $400 million in 2004-05, resulting in a net decrease of $3.4 billion. A one-time Federal revenue sharing grant of $645 million provided by the Federal economic stimulus package is not available in 2004-05. In addition, increasing debt service costs reduce the amount of available General Fund taxes, including costs for the State Personal Income Tax ("PIT") Revenue Bond Program and the Local Government Assistance Corporation

("LGAC"). Annual spending (before Executive Budget recommendations) is projected to grow by $3.1 billion, driven mainly by higher costs for employee pensions (up 137%); Medicaid, primarily to support current service levels and the inability to achieve proposed cost containment actions in the 2003-04 Enacted Budget; as well as for mental hygiene, higher education and welfare. Also, one-time actions that reduced General Fund spending in the 2003-04 budget are not available in 2004-05, including a temporary increase in the Federal match rate for Medicaid, the use of Federal Temporary Assistance for Needy Families ("TANF") for welfare-related spending, and Medicaid and Tuition Assistance Program ("TAP") payment rolls that drive higher 2004-05 costs.

Spending for debt service and employee health insurance is also projected to increase as a result of programmatic and inflationary pressures. These cost increases are partially offset by the 2002-03 payment deferrals.

2004-05 GAP-CLOSING PLAN

                              [CHART APPEARS HERE]

The Governor's Executive Budget fully closes the $5.1 billion General Fund budget gap in 2004-05 with a mix of spending restraint, revenue actions and transitional financing. Actions of nearly $3.9 billion in 2005-06 and $3.5 billion in 2006-07 reduce the outyear gaps to more manageable levels of $2.9 billion in 2005-06 and $4.3 billion in 2006-07. In addition, $240 million in 2004-05 ($325 million on a school year basis), growing to $2 billion annually over the next five years is reserved from new VLT resources to fund the SBE requirements. The major sources of these gap-closing actions are summarized below, and more detail on these specific actions is provided later in this Overview.

      SOURCES OF PROPOSED GENERAL FUND GAP-CLOSING ACTIONS SAVINGS/(COSTS)
                              (millions of dollars)

                                                            2004-05  2005-06  2006-07
                                                            -------  -------  -------
     2004-05 Initial Budget Gaps                             (5,071)  (6,727)  (7,805)
     Total Spending Actions:                                  2,589    2,495    2,199
     Medicaid/Health Care Cost Containment                      425      539      555
     Pension Reform                                             440      301      150
     Restructure Welfare Programs/Maximize TANF                 362      382      396
     Mental Hygiene Cost Containment/PIA                        298      285      214
     Restructure TAP to Encourage Timely Degree Completion      227      268      234
     Restrain Growth in BOCES/Bldg. Aid/Transp. Aid             186      244      268
     Debt Management                                            150      150      174
     NYC School Aid for SBE (Supplement to VLT Reserves)        (70)    (100)    (100)
     Medicaid Long-Term Care Takeover                           (24)    (132)    (258)
     All Other Spending                                         595      558      566
     Total Revenue Actions:                                     972    1,163    1,118
     Provide Four Weekly Sales Tax Exemptions                   400      429      451
     Health Care Provider Assessments                           323      475      475
     Criminal Justice Fees                                       58      113      113
     Quick Draw Enhancements                                     43       68       68
     Abandoned Property                                          42        3
     Fixed Dollar Minimum                                        40       40       40
     Pistol Permit Fee                                           31       11       11
     STAR Tax Credit                                            (11)     (57)    (113)
     All Other Revenue                                           46       81       73
     Total Nonrecurring Actions:                              1,510      219      139
     Capital Projects Bond Financing                            283      192      139
     Use of 2003-04 Surplus                                     261
     Continued Delay of Medicaid Cycle                          190     (190)
     Additional Tobacco Benefit                                 181
     LGAC Payment Restructuring                                 170
     Federal Welfare Funds                                      115
     Reverse Meyers Tax Decision                                 50
     Use Available HFA Reserves in 2005-06                      225
     All Other                                                5,071    3,877    3,456
     Total Savings Actions                                      260       (8)
     2004-05 Executive Budget Gaps                                0   (2,850)  (4,349)

Recommendations to restrain spending in the General Fund total $2.59 billion and include a combination of program restructuring and the use of alternate funding sources. Significant savings proposals include:

..    Medicaid/health care cost containment to restrain prescription drug costs, lower the cost of optional services, enhance case management and reduce the need for General Fund payments to finance Health Care Reform Act ("HCRA") spending ($425 million);
..    Pension reforms, including a cap in the annual increases in employer contribution rates, to reduce the annual rate of increase in employer pension costs from 137% to 38% ($440 million);
..    Restructure welfare-related programs including enhanced mandated employment requirements ($88 million) and use of Federal resources to support spending ($274 million);
..    Cost containment in mental hygiene programs ($133 million) and initiatives to increase Patient Income Account ("PIA") and other revenues ($165 million);
..    Lower debt service costs through debt management actions including refundings and, expanded use of variable rate debt ($150 million);
..    All other spending actions totaling $595 million include recommended efficiencies in State agency operations and restraint in local assistance spending and transportation costs; offset by;
..    General Fund spending increases totaling $94 million composed of $70 million additional General Fund school aid support to New York City ($100 million on a school year basis) that will supplement VLT reserves for SBE and initial costs for the proposed multi-year State takeover of local Medicaid costs for long-term care services ($24 million).

Revenue proposals are expected to raise $972 million in 2004-05 and include:

..    Provision of four sales tax free weeks instead of a permanent exemption on clothing and footwear ($400 million); and
..    Reimposition of an assessment on hospital and home care revenues and an increase to the existing reimbursable nursing home revenue assessment to support health care programs ($323 million).

The 2004-05 Financial Plan includes a total of $1.51 billion in nonrecurring actions including:

..    The shift of various pay-as-you-go capital projects to bond financing ($283 million);
..    A continuation of the legislative delay of the last Medicaid cycle payable at the end of the 2004-05 fiscal year ($190 million);
..    Additional revenues produced by the 2003-04 tobacco bond sale transaction
     ($181 million);
..    Implementation of an alternative proposal to provide support for New York
     City which eliminates legal uncertainty and protects LGAC bondholders while preserving expected City resources ($170 million);
..    Legislation to reverse the effect of the recent "Meyers" decision to eliminate delays in collecting tax payments ($50 million); and,
..    All other proposals include using available resources of the Power
     Authority of the State of New York ("PASNY") to help finance the "Power-for-Jobs" program ($100 million), sweeps of available fund balances ($72 million) and continuation of bond issuance charges ($50 million).

In addition, surplus reserves from the Housing Finance Agency ("HFA") will be available in 2004-05 and used to lower the projected 2005-06 outyear gap.

THE 2003-04 FINANCIAL PLAN UPDATE

Summary Of Major 2003-04 Changes Since The Enacted Budget. In the Enacted Budget, DOB projected a potential imbalance in the General Fund of roughly $900 million in 2003-04 prior to the anticipated receipt of Federal Funds from the Federal economic stimulus legislation. The stimulus package provided $1.07 billion of fiscal relief to the State, including $645 million in one-time Federal revenue sharing payments and $422 million from a 15-month increase in the Federal matching rate on Medicaid costs ("FMAP"). An additional $170 million of fiscal savings occurred from the delay in providing payments to New York City associated with the LGAC/Municipal Assistance Corporation ("MAC") transaction for a total benefit of $1.24 billion. All other revisions since the Enacted Budget resulted in no significant change to budget balance, and incorporate a slightly improved receipts forecast, higher spending in Medicaid, welfare and TAP, and lower spending in State Operations and debt service. DOB's current receipts projection assumes significant growth in tax receipts for the remainder of the year.

Thus, the net positive impact of $1.24 billion, mostly from the Federal stimulus package, eliminated the potential $912 million General Fund Enacted Budget imbalance, allowed a maximum deposit of $84 million to the rainy day fund and generated a $261 million surplus to help lower the 2004-05 budget gap.

                  RECAP OF 2003-04 GENERAL FUND SAVINGS/(COSTS)
                              (millions of dollars)

          Enacted Budget Potential Imbalance                  (912)
          Federal Revenue Sharing                              645
          Federal FMAP                                         422
          Sub-Total After Federal Aid                          155
          LGAC/MAC Payment Delay                               170
          All Spending Changes                                 (17)
          All Receipts Changes                                  37
          Deposit to Rainy Day Fund                            (84)
          Total to Help Balance 2004-05                        261

At the time of the Enacted Budget, DOB projected 2003-04 All Governmental Funds spending at $96.4 billion after reflecting legislative spending additions and the 2002-03 payment deferrals versus the legislative projection of $92.8 billion. Based on actual results to date, All Funds spending is currently projected at $98.3 billion, an increase of $1.9 billion since the initial projections. This increase is primarily attributable to higher projected spending in Medicaid for direct program needs, upward re-estimates to Federal grant levels, and higher Federal matching aid related to the one-time FMAP increase ($1.20 billion); an increase of Federal pass-through aid for the World Trade Center attacks ($556 million); and growth in Federal aid for education ($515 million) and child care spending ($126 million). These increases are partially offset by lower projected disbursements from the Community Projects Fund ("CPF") ($300 million). All other spending increases and decreases result in no material change to total spending.

Revenue proposals added by the Legislature that DOB considered to be speculative and did not value in 2003-04, including Indian reservation taxes ($164 million), VLTs ($150 million) and intangible holding companies ($115 million), have not yet generated any material revenues in 2003-04 consistent with initial DOB projections as detailed below.

            ESTIMATED IMPACT OF ENACTED BUDGET REVENUE PACKAGE - ALL
                        FUNDS TAX RECEIPTS - SFY 2003-04
                              (millions of dollars)

                                           2003-04 Enacted   2003-04 Revised
                                           ---------------   ---------------
     Temporary PIT Increase                          1,400             1,115
     Sales Tax 0.25%                                   451               445
     Clothing 449 441 VLTs (Tracks Only)                 0                 0
     Insurance Premiums Tax                            158               158
     Recapture of Bonus Depreciation                    58                58
     Intangible Holding Companies                        0                 0
     Indians - Cigarettes and Gas                        0                 0
     LLC's Filing Fees and Single Member                26                26
     Non-Resident Partnership Withholding               15                15
     Non-Resident Sales of Real Property                 0                 7
     City Portion of Excise Tax                          7                 7
     Reduced Refund for Late Refunds                     5                 5
     Use Tax Line on PIT Return                          0                 0
     SUV Decoupling                                      1                 1
     Regulatory Fees (Racing)                            2                 2
     Six-Day Liquor Sales                                0                 1
     Streamlined Sales Tax                               0                 0
     Grand Total                                     2,572             2,281

The detail on all spending and revenue changes since the Enacted Budget are reflected in the Quarterly Financial Plans released in July, October and in this Overview. The following table provides a summary recap of all General Fund changes since the Enacted Budget, as reflected in each Quarterly Financial Plan Update published by DOB.

        RECAP OF 2003-04 YEAR CHANGES SINCE ENACTED BUDGET - GENERAL FUND
                              (millions of dollars)

                                            July      October     January       Total
                                         ----------  ----------  ----------  -----------
     Potential Enacted Budget Imbalance     (912)         0           0         (912)
     Federal Revenue Sharing                 645          0           0          645
     Federal FMAP                            371         51           0          422
     LGAC Payment Delay                      170          0           0          170
     Member Items                            100          0           0          100
     Revenue Forecast                       (193)        30         200           37
     Medicaid                               (100)       (54)          0         (154)
     Welfare                                 (40)       (31)          0          (71)
     Health Insurance                        (26)         0           0          (26)
     Lottery                                 (15)        15           0            0
     TAP                                       0        (31)          0          (31)
     State Operations                          0          0          87           87
     Debt Service **                           0          0          26           26
     All Other                                 0         20          32           52
     Total                                     0          0         345          345
     Deposit to TSRF                                                             (84)
     Net Surplus (used in 2004-05)                                               261

     **$47 million of debt service costs appear as lower receipts transfers in the January estimate.

SUMMARY OF CHANGES SINCE OCTOBER UPDATE

DOB has revised the 2003-04 Financial Plan (the "January Update") based on a review of actual operating results through mid-January 2004, and an updated analysis of underlying economic, revenue and spending trends. DOB projects the State will end the 2003-04 fiscal year with General Fund cash resources of $345 million above the levels projected in the Mid-Year Financial Plan Update issued October 28, 2003 (the "October Update"). Of this amount $261 million will reduce the 2004-05 budget gap and the remaining $84 million will be deposited to the Tax Stabilization Reserve Fund (the State's "rainy day reserve").

Total 2003-04 spending is projected at $42.06 billion in the General Fund and $62.11 billion in State Funds. Since the October Update, projected spending has been adjusted downward by $392 million in the General Fund and $752 million in State Funds. All Governmental Funds spending, projected to total $98.29 billion in 2003-04, has been revised upward by $314 million. These changes, as detailed below, consist primarily of higher Federal spending in education and Medicaid, offset by lower State-supported spending for the Community Projects Fund, State Operations, and debt service.

The projected General Fund closing balance of $1.01 billion consists of $794 million in the Tax Stabilization Reserve Fund (the "Rainy Day Fund"), $200 million in the CPF, and $20 million in the Contingency Reserve Fund for litigation ("CRF"). The projected increase of $284 million from the October Update reflects an additional $200 million balance in the CPF resulting from spending delays and a planned deposit of $84 million to the Rainy Day Fund (the eighth deposit in the last nine years). In addition, an additional deposit of $661 million to the Tax Refund Reserve Account will be made at year-end to account for the movement of $400 million in tobacco securitization proceeds planned for use in 2004-05 and the 2003-04 cash surplus of $261 million to help balance the 2004-05 fiscal year.

DETAIL OF 2003-04 CHANGES SINCE THE OCTOBER UPDATE

Current revenue and spending estimates for the General Fund, State Funds and All Governmental Funds are detailed below.

                            2003-04 REVENUE ESTIMATES
                              (millions of dollars)

                                   October   January    Change from
                                   Update     Update  October Update
                                  --------  --------  --------------
          General Fund              42,367    42,259      (108)
          State Funds               62,647    62,394      (253)
          All Governmental Funds    98,322    99,053       731

General Fund revenues are projected to total $42.26 billion in 2003-04 and have been revised downward by $108 million from the October Update. The net decrease reflects an increase in PIT receipts ($235 million) before a $661 million deposit to the Refund Reserve Account, Estate Taxes ($60 million) and higher transfers to the General Fund related to the Real Estate Transfer Tax ($35 million). These increases are offset by reductions in User Taxes ($90 million) and Business Taxes ($41 million). Adjusting for the impact of the Refund Reserve transaction and transfers to other funds, tax receipts have increased by roughly $200 million from the October Update. Excluding the impact of the Refund Reserve transactions, All Funds tax receipts are expected to increase by $3.06 billion, or 7.7% in 2003-04. Over $2.16 billion or 70% of this increase is the result of tax actions adopted in the 2003-04 Enacted Budget.

Total State Funds receipts are now projected to be $62.39 billion, a decrease of $253 million from the October Update. This revision reflects State Funds receipts growth resulting from higher than anticipated revenues for CUNY ($141 million), additional State University of New York ("SUNY") receipts primarily due to the use of bond funds to support SUNY capital equipment spending ($66 million), and higher than anticipated deposits from HCRA pools to a dedicated Special Revenue Fund ("SRF") that supports spending for the Family Health Plus ("FHP") health care program for low income families ($80 million). These increases are offset by a decline in Capital Projects Fund receipts resulting from the exclusion of capital projects receipts and disbursements in a manner consistent with the practice by OSC for reporting actual results, a reduction in miscellaneous receipts to HCRA where a nonrecurring transfer from the General Fund financed legislative restorations for health care ($128 million), and the General Fund decrease described above.

All Governmental Funds receipts are projected to total $99.05 billion, an increase of $731 million from the October Update, consisting mainly of upward revisions to the estimates of Federal aid for education ($518 million), Medicaid ($379 million), and children and families services ($142 million). Federal receipts are generally assumed to be received in the state fiscal year in which spending is projected to occur; therefore, the revisions to Federal receipts correspond to the federally-reimbursed spending adjustments described below.

                           2003-04 SPENDING ESTIMATES
                              (millions of dollars)

                                   October   January   Change from
                                    Update   Update   October Update
                                  --------  --------  --------------
          General Fund              42,452    42,060       (392)
          State Funds               62,864    62,112       (752)
          All Governmental Funds    97,979    98,293        314

Spending in the General Fund is projected to total $42.06 billion in 2003-04, a decrease of $392 million from the October Update. The revisions include lower estimated spending from the CPF ($200 million) now projected to occur in 2004-05, which does not affect budget balance since the resources required to pay this spending have already been set aside in a separate account. The remaining decrease of $192 million primarily reflects: a net reduction in State Operations spending ($87 million) including increased mental hygiene offsets, lower spending for the Judiciary, and a net reduction in costs across several agencies from the ongoing statewide austerity measures; lower debt service costs provided from debt management actions ($73 million); and downward reestimates to all other transfers ($41 million), offset by a projected deficiency in nonpublic school aid ($16 million).

State Funds spending is projected to total $62.11 billion in 2003-04, a decrease of $752 million from the October Update. This downward revision includes lower capital projects spending estimates to conform with OSC's accounting methods and the decrease in General Fund spending described earlier.

All Governmental Funds spending in 2003-04 is projected at $98.29 billion. The increase of $314 million from the October Update for federally-funded programs consists of: higher than anticipated disbursements for education ($518 million); Medicaid costs relating to the 15-month increase in the Federal matching rate ($379 million), and child care spending ($142 million). These Federal increases are partially offset by the State Funds decline described above.

2002-03 General Payment Deferrals. While total spending projections include the 2002-03 payment deferrals, the 2003-04 spending estimates within various programmatic areas have been adjusted to exclude the spending associated with this deferral which resulted from the delay in securing authorization to issue tobacco bonds. The adjustment, as detailed below, avoids distorting annual growth trends in a particular program area.

                     2002-03 GENERAL FUND PAYMENT DEFERRALS
                              (millions of dollars)

             School Aid                                        1,312
             CUNY Senior Colleges                                219
             Medicaid - Mentally Disabled Payments                82
             Welfare - Administration                             38
             Empire State Development Corporation                 35
             Education - All Other                                30
             Education - Preschool Special Education              24
             HESC                                                 10
             Division of Military and Naval Affairs               10
             Welfare                                               8
             All Other Local Assistance                           58
             Total Local Assistance                            1,826
             State Police                                         26
             World Trade Center                                    9
             All Other State Operations                            2
             Total State Operations                               37
             General State Charges                                33
             Capital Projects                                      4
             Total 2002-03 Payment Deferrals                   1,900

ECONOMIC OUTLOOK

US Economy. Following an unusually sluggish recovery period, the US economy finally appears to be on a sustainable expansionary path. Since the simultaneous collapse of equities and the high-tech sector in 2000, the national economy absorbed three additional but distinct shocks: the September 11th terrorist attacks, a string of corporate governance scandals, and the war in Iraq and its aftermath. These events created an environment of uncertainty that lengthened the period of adjustment for the business sector from the unrealistic expectations of the late 1990s. However, the climate of uncertainty appears to have subsided and business confidence appears to be improving. Equity prices are rising in response to brisk profit growth and monetary policy is expected to remain accommodative. Household spending is expected to rise, supported by rising employment and incomes, and the continued impact of the 2003 tax cuts. Finally, the combined impact of a moderately falling dollar and accelerating growth in the world economy is expected to increase the demand for US exports in 2004, although on balance, the trade deficit is projected to widen.

Strong real GDP growth of 4.7% is projected for 2004, following growth of 3.1% for 2003. Total nonagricultural employment is projected to rise 1.1% in 2004, following a decline of 0.2% in 2003. The US unemployment rate is expected to decline to 5.7% in 2004, from 6.0% in 2003. Persistent slack in the economy and declining oil prices are expected to lower the inflation rate, as measured by growth in the Consumer Price Index ("CPI"), to 1.8% in 2004 from 2.3% in 2003. Personal income is expected to increase 4.7% in 2004 following an increase of 3.3% in 2003.

The New York State Economy. The New York State economy is slowly emerging from recession. The long recovery from September 11th and the loss of momentum in the national recovery due to corporate governance scandals and international tensions resulted in a lengthening of the State's recession. However, employment losses have stabilized and growth is evident in several sectors. State nonagricultural employment is projected to rise 0.8% in 2004, the first increase in four years. Moreover, with the first sustained rise in equity prices in three years and interest rates remaining low, the outlook for the finance industry has brightened, improving prospects for bonuses and wages. Bonuses in the finance and insurance sector are projected to rise 11.7% in 2004-05, following growth of 23.2% for 2003-04. Total New York wages are expected to grow 5.1% in 2004, the best performance in four years. Personal income is also expected to increase by 5.1% in 2004, primarily reflecting the strength in wage growth. Consistent with national trends, inflation in New York is projected to fall from 2.8% in 2003 to 2.1T in 2004.

The 2004-05 Financial Plan. This section provides a comprehensive explanation of the Financial Plan activity within key functional areas (e.g. Medicaid) across all governmental fund types. The State accounts for all budgeted receipts and disbursements that support programs and other administrative costs of running State government within the All Governmental Funds type. The All Governmental Funds, comprised of funding supported by State Funds and Federal Funds, provides the most comprehensive view of the financial operations of the State. State Funds includes the General Fund, which is the principal operating fund of the State, and other State-supported funds including State SRFs, Capital Projects Funds and Debt Service Funds.

RECEIPTS OUTLOOK

                                 TOTAL RECEIPTS
                              (millions of dollars)

                              2003-04   2004-05   Annual Change   % Change
                              -------   -------   -------------   --------
     General Fund              42,259    41,835       (424)         (1.0)
     State Fund                62,394    63,137        743           1.2
     All Governmental Funds    99,053    99,516        463           0.5

All Governmental Funds receipts are estimated to reach $99.05 billion in 2003-04, an increase of $10.98 billion (12.5%) from 2002-03. The increase reflects both gradually improving economic conditions and significant policy actions taken with the 2003-04 Enacted Budget. These actions included $4.20 billion in tobacco securitization proceeds as well as temporary increases in PIT rates and in the base and rate of the sales tax. The estimate is $731 million above the October estimate as discussed previously.

General Fund receipts are estimated to reach $42.26 billion in 2003-04, an increase of $4.86 billion (13.0%) from 2002-03. The increase is largely the result of the collection of $4.2 billion in tobacco securitization proceeds and $645 million in Federal revenue sharing grants. This estimate is unofficial document printed from the NYS Division of Budget website is for informational purposes only and is not intended for use in an official statement. $108 million below the October estimate. Adjusting for the Refund Reserve transaction and transfers out of the General Fund, tax receipts are expected to exceed October estimates by $200 million.

All Governmental Funds receipts are projected to reach $99.52 billion in 2004-05, an increase of $463 million (0.5%) from 2003-04. The small net increase is due to the one-time nature of tobacco securitization and federal revenue sharing received in 2003-04 offset by expected improvements in economic conditions that will increase tax receipts significantly, and by revenue actions taken with the 2003-04 budget.

General Fund receipts are projected to reach $41.83 billion in 2004-05, a decrease of $424 million (1.0%) from 2003-04. The major source of the annual change in the General Fund is the impact of the $4.2 billion in tobacco securitization proceeds and $645 million from Federal revenue sharing grants, which were received in 2003-04, but will not recur in 2004-05. This loss is offset, in part, by increased receipts from both the PIT and Sales Tax, as a result of temporary tax increases adopted as part of the 2003-04 Enacted Budget. Overall, improved economic performance and a resurgence in financial service sector compensation are also expected to increase 2004-05 receipts.

                              [CHART APPEARS HERE]

Total Governmental Receipts comprise revenues from the PIT ($27.46 billion), user taxes and fees ($12.48 billion), business taxes ($5.44 billion), other taxes ($1.22 billion), miscellaneous receipts ($16.64 billion), and Federal Grants ($36.26 billion). As can be seen in the chart, a significant share of receipts are deposited into non-General Fund accounts.

              ALL GOVERNMENTAL FUNDS 2003-04 TAX RECEIPTS ESTIMATES
                              (millions of dollars)

                                        All Governmental Funds                      General Fund
                                 ------------------------------------   ------------------------------------
                                 2002-03   2003-04   Annual   Percent   2002-03   2003-04   Annual   Percent
                                  Actual   Revised   Change   Change    Actual    Revised   Change   Change
                                 -------   -------   ------   -------   -------   -------   ------   -------
Personal Income Tax (PIT)         23,698    24,083      385       1.6%   16,791    15,791   (1,000)     (6.0)%
PIT (Excluding Refund Reserve)    22,648    24,660    2,012       8.9%   15,741    16,368      627       4.0%
User Taxes and Fees               10,804    11,816    1,012       9.4%    7,063     7,897      834      11.8%
Business Taxes                     4,983     4,983        0       0.0%    3,380     3,395       15       0.4%
Other Taxes                        1,191     1,234       43       3.7%      743       784       41       5.5%
Total Taxes                       40,676    42,116    1,440       3.5%   27,977    27,867     (110)     (0.4)%
Total Taxes
 (Excluding Refund Reserve)       39,626    42,692    3,066       7.7%   26,927    28,444    1,517       5.6%

              ALL GOVERNMENTAL FUNDS 2004-05 TAX RECEIPTS ESTIMATES
                              (millions of dollars)

                                        All Governmental Funds                      General Fund
                                 ------------------------------------   ------------------------------------
                                 2003-04             Annual   Percent   2003-04             Annual   Percent
                                 Revised   2004-05   Change   Change    Revised   2004-05   Change   Change
                                 -------   -------   ------   -------   -------   -------   ------   -------
Personal Income Tax (PIT)         24,083    27,462    3,379      14.0%   16,791    18,520    2,729      17.3%
PIT (Excluding Refund Reserve)    24,660    26,769    2,019       8.6%   16,368    17,827   14,459       8.9%
User Taxes and Fees               11,816    12,483      667       5.7%    7,897     8,340      443       5.6%
Business Taxes                     4,983     5,440      457       9.2%    3,395     3,739      344      10.1%
Other Taxes                        1,234     1,223      (11)     (0.9)%     784       762      (22)     (2.8%)
Total Taxes                       42,116    46,608    4,492      10.7%   27,867    31,361    3,494      12.5%
Total Taxes
 (Excluding Refund Reserve)       42,692    25,913    3,221       7.5%   28,444    30,668    2,224       7.8%

Personal Income Tax. PIT net receipts for 2003-04 are estimated to reach $24.08 billion, an increase of $385 million (1.6%) from 2002-03 due largely to a modestly improved economic environment and the first-year impact of the temporary three-year PIT increase enacted in 2003. The increase is partially offset by a $1.63 billion lower contribution from the Refund Reserve account. Net of Refund Reserve transactions, All Funds income tax receipts are expected to grow 8.9% over 2002-03 results. The estimate is $235 million above the October Update forecast (adjusting for Refund Reserve transactions). PIT General Fund receipts for 2003-04 are estimated to reach $15.79 billion, a decrease of $1 billion (5.9%) from 2002-03, due to the positive factors affecting All Funds receipts, more than offset by increased Revenue Bond Tax Fund ("RBTF") and STAR deposits of $1.2 billion and $171 million, respectively.

PIT net receipts for 2004-05 are projected to reach $27.46 billion, an increase of $3.38 billion (14.0%) from 2003-04 due largely to three factors: an increase in underlying liability growth associated with improved economic conditions; the temporary three-year tax increase enacted in 2003; and a $1.27 billion higher contribution from the Refund Reserve account. Net of the Refund Reserve transaction, All Funds income tax receipts are projected to increase by 8.6% over 2003-04.

PIT General Fund receipts for 2004-05 (net of the Refund Reserve transaction) are projected to reach $17.83 billion, an increase of $1.46 billion (8.9%) from 2003-04, due to the factors affecting All Funds receipts, somewhat offset by increased RBTF and STAR deposits of $487 million and $163 million, respectively.

User Taxes and Fees. All Governmental Funds user taxes and fees receipts are estimated to reach $11.82 billion, an increase of $1.01 billion (9.4%) from 2002-03. The sales and use tax increased an estimated $1.03 billion (11.7%) from 2002-03, due mainly to modest improvement in the economy, the impact of the 0.25% surcharge imposed in 2003 (raising the State sales tax rate to 4.25%), and the substitution of tax-free weeks for clothing and footwear items costing less than $110 for the permanent exemption of clothing and footwear costing less than $110. The remainder of this category declined by an estimated $15 million (0.7%), due mainly to declines in taxable cigarette consumption. The estimate is $91 million below the October Update estimate.

General Fund user taxes and fees net receipts are estimated to reach $7.9 billion, an increase of $834 million (11.8%) from 2002-03. The sales and use tax increased an estimated $850 million (13.4%) from 2002-03, due mainly to the 0.25% surcharge and the changes to the clothing and footwear exemption. The other user taxes and fees declined by an estimated $16 million (2.2%), due mainly to declines in taxable cigarette consumption.

All Funds user taxes and fees net receipts for 2004-05 are projected to reach $12.48 billion, an increase of $667 million (5.7%) from 2003-04. The sales and use tax is projected to increase $662 million (6.8%) from 2003-04 due largely to increases in employment, income and overall consumption, which expanded the estimated taxable base. The 2004-05 projections include the proposed impact of retaining the clothing exemption for specified tax-free weeks at a higher threshold of $500 per item. The other user taxes and fees are projected to increase $5 million (0.2%) from 2003-04.

General Fund user taxes and fees net receipts for 2004-05 are projected to reach $8.34 billion, an increase of $443 million (5.6%) from 2003-04. The sales and use tax is projected to increase $488 million (6.8%) from 2003-04 due to increased economic growth and the recommended changes to the clothing and footwear exemption. The other user taxes and fees are projected to decrease $44 million (6.2%) from 2003-04, due mainly to the

Business Taxes. All Governmental Funds business tax receipts are expected to reach $5.0 billion in 2003-04, which is unchanged from 2002-03. Receipts are estimated to have remained roughly flat due to the offsetting impacts of weak profit performance in the corporate and banking sector in 2002 and 2003 with increased insurance tax collections associated with policy actions adopted in 2003. The estimate is $38 million below the October Update forecast as actual results continue to lag expectations. General Fund business tax receipts in 2003-04 are estimated to be $3.39 billion, or $15 million (0.43%) over 2002-03. Receipts are slightly higher, due primarily to an increase in insurance tax collections as a result of tax restructuring.

All Governmental Funds business tax receipts in 2004-05 are expected to be $5.39 billion, or $411 million (8.3%) above 2003-04. This is primarily because of the anticipated increase in insurance tax receipts associated with continued premium growth and the expectation of strengthening corporate and bank profitability. General Fund business tax receipts in 2004-05 are projected to be $3.74 billion, or $344 million (10.1%) over 2003-04. This is due primarily to tax law changes enacted in 2003-04 relating to intangible income and the de-coupling from certain Federal tax provisions, and the expectation of strengthening corporate and bank profits.

Other Taxes. All Funds other taxes, which include estate, pari-mutuel, gift, real property gains, real estate transfer, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $1.23 billion in 2003-04, an increase of $43 million (3.7%) over 2002-03. The increase is primarily caused by an increase in the collections of the estate tax, which reflects an increase of equity values that improves the value of estates. The estimate is $93 million above the October Update forecast. General Fund other taxes, which include estate, pari-mutuel, gift, real property gains, and racing admissions/boxing and wrestling exhibition taxes, are estimated at $784 million in 2003-04, an increase of $41 million (5.5%) over 2002-03. The increase is principally caused by a boost in the collections of the estate tax, which reflects an increase of market equity values from the recent improvement of the economy.

The estimate for All Funds other taxes in 2004-05 is $1.22 billion, which is $11 million (0.9%) below 2003-04. The decline is the result of a projected decrease in estate tax collections of $22 million partially offset by a projected increase in real estate transfer tax receipts of $11 million. This estimate reflects an anticipated leveling off of market equity values in the second half of 2004-05. The estimate for General Fund other taxes in 2004-05 is $762 million, which is $22 million (2.8%) below 2003-04. This estimate also reflects an anticipated leveling off of market equity values in the second half of 2004-05.

                             MISCELLANEOUS RECEIPTS
                              (millions of dollars)

                              2003-04   2004-05   Annual Change   % Change
                              -------   -------   -------------   --------
     General Fund               5,970     2,087      (3,883)       (65.0)
     State Funds               19,621    16,517      (3,104)       (15.8)
     All Governmental Funds    19,750    16,643      (3,107)       (15.7)

All Governmental Funds miscellaneous receipts for 2003-04 are projected to reach $19.75 billion, an increase of $5.60 billion (39.6%) from 2002-03. This increase primarily reflects the one-time receipt of tobacco securitization proceeds in the General Fund totaling $4.2 billion and projected growth of $1.40 billion in other State Funds. The revision reflects an increase of $195 million (1.0%) from the October Update, composed of the General Fund increase of $400 million from the acceleration of tobacco securitization proceeds offset by the projected decline of $205 million in other State funds.

Miscellaneous receipts in State Funds are projected at $19.62 billion, an increase of $5.62 billion (40.1%) from 2002-03. This increase is comprised of the net increase in the General Fund described below augmented by the projected growth of $1.74 billion in other State funds. Growth in other State funds includes higher receipts in transportation ($870 million), SUNY ($435 million), school aid ($113 million), CUNY ($87 million), and modest increases in numerous other programs. The estimate represents an increase of $197 million (1.0%) from the October Update. This increase from October is comprised of the General Fund changes described above, offset by the $225 million decrease in State Funds. This downward revision includes lower capital receipts estimates to conform with OSC's accounting methods ($325 million), partially offset by higher than anticipated revenues for CUNY ($141 million) and use of bond funds to support SUNY capital equipment spending ($66 million).

General Fund miscellaneous receipts for 2003-04 are estimated to reach $5.97 billion, including $4.2 billion in tobacco securitization proceeds, an increase of $3.88 billion (65.0%) from 2002- 03. With tobacco securitization proceeds excluded, miscellaneous receipts are estimated to decrease by $321 million (15.4%) from 2002-03, largely due to lower collections in unclaimed and abandoned property. This estimate is $423 million above the October estimate, primarily the result of $400 million in tobacco securitization proceeds which were originally deposited in 2003-04 and will be used as anticipated in 2004-05. All Governmental Funds miscellaneous receipts for 2004-05 are projected to reach $16.64 billion, a decrease of $3.10 billion (15.7%) from 2003-04. This decrease is primarily due to the onetime receipt of tobacco bond proceeds in 2003-04 of $4.2 billion, offset by projected growth of $779 million in other State funds.

Miscellaneous receipts in State Funds are projected at $16.52 billion in 2004-05, a decline of $3.10 billion (15.8%) from the current year. This net decrease is comprised of the decrease in the General Fund described above, offset by $779 million in State funds growth. Growth in other State funds includes higher receipts in lottery for anticipated VLT proceeds ($240 million), increased provider assessments reflecting the proposed assessments on nursing home, hospital and home care revenues ($258 million), and additional HCRA financing of health care costs ($279 million).

General Fund miscellaneous receipts are projected to total $2.09 billion in 2004-05, a decrease of $3.88 billion (65.0%) from the current fiscal year. This decrease is due largely to the tobacco securitization proceeds described above. Excluding these proceeds, General Fund miscellaneous receipts would increase by $317 million. This increase is due primarily to increased collections of Licenses and Fees, and an additional payment of $100 million from PASNY to offset the remaining cost of the "Power for Jobs" program.

                           TRANSFERS FROM OTHER FUNDS
                              (millions of dollars)

                                                                              Annual   Percent
                                                         2003-04    2004-05   Change   Change
                                                         -------   --------   ------   -------
     PIT in Excess of Revenue Bond Debt Service            5,242      5,628      386       7.4
     Sales Tax in Excess of LGAC Debt Service              1,944      2,047      103       5.3
     Real Estate Taxes in Excess of CW/CA Debt Service       247        240       (7)      2.8
     All Other Transfers                                     344        472      128      37.2
     Total Transfers from Other Funds                      7,777      8,387      610       7.8

Transfers to the General Fund from PIT receipts deposited to the RBTF in excess of debt service payable on State PIT Bonds is projected at $5.63 billion, an increase of $386 million from 2003-04. This increase is attributable to overall growth in personal income taxes, partially offset by a $102 million increase in debt service costs on those bonds.

The $103 million annual increase in transfers to the General Fund of sales tax receipts deposited to the Local Government Assistance Tax Fund in excess of debt service due on LGAC bonds is attributable to overall growth in sales tax receipts partially offset by a $16 million increase in debt service costs on LGAC bonds. These transfers are projected to total $2.0 billion in 2004-05.

Transfers to the General Fund of receipts from the real estate transfer tax deposited to the Clean Water/Clean Air ("CW/CA") Debt Service Fund in excess of debt service due on those general obligation bonds is projected to total $240 million, a decrease of $7 million from 2003-04. This decrease reflects overall growth in real estate transfer taxes, partially offset by a $18 million increase in debt service costs. All other transfers are projected to total $472 million in 2004-05, an increase of $127 million. This is due primarily to one-time fund sweeps ($91 million), a transfer from SUNY to reimburse the

General Fund for equipment costs ($90 million) and increased transfers from the Waste Tire Management and Recycling program ($20 million), partially offset by a $59 million decrease in the transfer from the Environmental Protection Fund ("EPF").

                                             FEDERAL GRANTS
                                         (millions of dollars)

                                                   Annual   Percent
                               2003-04   2004-05   Change   Change
                               -------   -------   ------   -------
     General Fund                  645         0     (645)   (100.0)
     State Funds                   657        12     (645)    (98.2)
     All Governmental Funds     37,187    36,265     (922)     (2.5)

All Governmental Funds Federal grants for 2003-04 are projected to reach $37.19 billion, an increase of $3.94 billion (11.8%) from 2002-03. This increase primarily reflects growth in federal spending in the following program areas:
Medicaid ($2.44 billion), World Trade Center pass-through costs ($885 million), and the increase in the General Fund described below. The estimate represents an increase of $997 million (2.8%) from the October Update consisting mainly of upward revisions to the estimates of Federal aid for education ($518 million), Medicaid ($379 million), and children and family services ($142 million).

Federal Grants reported in State Funds are projected at $657 million in 2003-04, an increase of $657 million from 2002-03. This increase reflects primarily the one-time Federal revenue sharing payments received in 2003-04. This estimate has been revised modestly from the October Update ($12 million).

Federal Grants in the General Fund are projected at $645 million in 2003-04, an increase of $645 million from 2002-03. This increase reflects the one-time Federal revenue sharing payments received in 2003-04. The estimate remains unchanged from the October Update. All Governmental Funds Federal grants for 2004-05 are projected to reach $36.27 billion, a decrease of $922 million (2.5%) from 2003-04. This decrease reflects primarily the General Fund decrease of $645 million from the current fiscal year, augmented by the decrease in World Trade Center pass-through costs ($200 million). Federal Grants in State Funds are projected at $12 million, a decline of $633 million (96.3%) from the current year. This net decrease is comprised primarily of the decrease in the General Fund described above. There are no projected Federal Grants in 2004-05 in the General Fund, a decrease of $645 million from the current fiscal year. This decrease reflects the loss of the one-time Federal revenue sharing payments received in 2003-04.

DISBURSEMENTS OUTLOOK

                               TOTAL DISBURSEMENTS
                              (millions of dollars)

                                                    Actual   Actual
                               2003-04    2004-05   Annual   Percent
                               Revised   Proposed   Change   Change
                               -------   --------   ------   -------
     General Fund               42,060     41,885     (175)     (0.4)
     State Funds                62,112     63,498    1,386       2.2
     All Governmental Funds     98,293     99,806    1,513       1.5

The Financial Plan projections assume that the 2004-05 Executive Budget and all accompanying proposals are enacted in their entirety. Absent the Executive Budget recommendations designed to reduce the growth in annual spending, General Fund spending would increase by more than $3 billion over 2003-04. (See "Sources of the 2004-05 Budget Gap" earlier in this Overview.) The following charts show the budget spending levels for 2004-05 by major function.

       [CHART APPEARS HERE]                      [CHART APPEARS HERE]

                              [CHART APPEARS HERE]

The major sources of annual spending changes between 2003-04 and 2004-05 (after reflecting all Executive Budget recommendations) are summarized in the table below. The 2003-04 projected spending totals are consistent with the reporting of actuals by OSC. Results within program areas (e.g. school aid, CUNY, Medicaid) are adjusted to eliminate the impact of the 2002-03 payment deferrals described earlier and provide a comparable basis of the annual change in each program area.

         SPENDING PROJECTIONS -- AFTER RECOMMENDED SAVINGS MAJOR SOURCES
                                OF ANNUAL CHANGE
                              (millions of dollars)

                                                             All Governmental
                                General Fund   State Funds         Funds
                                ------------   -----------   ----------------
     2003-04 Revised Estimate      42,060         62,112           98,293
     Medicaid                         373            672              738
     Mental Hygiene                   299            342              233
     Debt Service                     285            566              566
     Employee Health Insurance        255            255              255
     Higher Education                 206            304               58
     Pensions                         184            184              184
     School Aid                       169            278              278
     AllOther                         (46)           685            1,101
     2002-03 Payment Deferrals     (1,900)        (1,900)          (1,900)
     2004-05 Executive Budget      41,885         63,498           99,806
     Annual $ Change                 (175)         1,386            1,513
     Annual % Change                (0.4%)           2.2%             1.5%

Primary sources of the annual change in projected disbursements are concentrated in the major areas of spending as detailed below.

Medicaid. Medicaid, the single most expensive program budgeted in New York State, finances health care for low-income individuals, long-term care for the elderly, and services for disabled individuals, primarily through payments to health care providers.

               DEPARTMENT OF HEALTH MEDICAID SPENDING PROJECTIONS
                              (millions of dollars)

                                Adjusted              Annual   Percent
                                2003-04    2004-05    Change   Change
                                --------   -------   -------   -------
     General Fund                  5,952     6,325       373       6.3
     Other State Support           2,688     2,987       299       1.1
     State Funds                   8,640     9,312       672       7.8
     Federal Funds                19,340    19,406        66       0.3
     All Governmental Funds       27,980    28,718       738       2.6

New York's Medicaid program is financed jointly by the Federal government, the State, and counties (including New York City). Total Medicaid financing (including administrative costs) from all sources is projected to reach

$42.7 billion in 2004-05, consisting of $21.9 billion in Federal support, $13.8 billion in State funding, and $7.0 billion in local government financing. The Financial Plan does not include the local government share of Medicaid funding, but does include the entire Federal share of the program.

Medicaid spending is budgeted principally in the Department of Health ("DOH"), but also appears in the Office of Mental Health ("OMH"), the Office of Mental Retardation and Developmental Disabilities ("OMRDD"), Office of Alcohol and Substance Abuse Services ("OASAS") and the State Education Department ("SED"). Projected Medicaid spending of $28.72 billion in DOH consists of $19.4 billion in Federal Funds and $9.3 billion in State Funds. Medicaid spending by other State agencies and administrative costs account for the remaining $2.5 billion in Federal and $4.5 billion in State support.

         SOURCES OF ANNUAL SPENDING INCREASE/(DECREASE) IN DOH MEDICAID
                              (millions of dollars)

                                                             Other State
                                            General Fund   Supported Funds   Federal Funds
                                            ------------   ---------------   -------------
     Inflationary/Utilization/All Other          619            (175)           1,050
     Loss of Federal Matching Rate (FMAP)        390                             (584)
     Nursing Home IGT Phase Out                   90                             (112)
     2003-04 Medicaid Cycle Delay                170                              340
     2004-05 Medicaid Cycle Delay               (190)                            (270)
     Assessments                                (323)            429
     Additional Support by HCRA                 (163)             45
     Pharmacy Cost Containment                   (93)                            (191)
     All Other Cost Containment                 (170)                            (256)
     State Takeover/Increased Support             43                               89
     Total Annual Change                         373             299               66

Inflation/Utilization Growth/All Other: Projected growth of approximately 7.4% reflects growth in medical cost inflation and utilization increases for hospitals, nursing homes, managed care programs and prescription drugs. The total Medicaid caseload is projected at 3.7 million in 2004-05, an increase of 5% from the current fiscal year. Other changes primarily include a "tobacco guarantee" payment to HCRA to replace the loss of revenue from the securitization of tobacco proceeds ($118 million).

Loss of Federal Matching Rate ("FMAP"): Expiration in June 2004 of the temporary 15-month increase in FMAP for Medicaid costs results in higher General Fund costs ($390 million) and lower spending from Federal Funds ($584 million). Total projected DOH General Fund savings from FMAP is $610 million in 2003-04 (another $80 million offsets in Mental Hygiene Medicaid costs) decreasing to $220 million in 2004-05. The additional FMAP support lowered Medicaid costs for the State and local governments by $1.01 billion in 2003-04 and provided $268 in resources to HCRA in 2003-04.

Nursing Home Intergovernmental Transfer ("IGT") Phase Out: The planned phase-out of nursing home intergovernmental transfers implemented in 2001-02 increases General Fund costs by $90 million and reduces Federal Funds spending by $112 million (the remaining $22 million in costs accrue to local governments).

Cycle Payment Delays: The 2003-04 Enacted Budget deferred the last Medicaid cycle from March 31, 2004 into the 2004-05 fiscal year, producing an annual increase of $170 million. The 2004-05 Executive Budget continues this legislative action by delaying payment of the March 30, 2005 Medicaid cycle until April 1, 2005 ($190 million).

Assessments: The Executive Budget proposes a restoration of a 0.7% assessment on hospital and home care revenues and restoring the nursing home reimbursable assessment from 5.0% to 6.0% of revenues in order to finance State Medicaid spending. This recommendation lowers General Fund spending by $323 million and increases costs in the Provider Assessment Special Revenue Fund by $429 million, which is supported by the assessment revenues.

Additional Support by HCRA: Cost containment initiatives in FHP and the Child Health Plus ("CHP") program produce HCRA savings that will support additional General Fund offloads related to pharmacy costs ($45 million). In addition, other proposed actions to reduce costs of programs supported by HCRA and the receipt of FMAP moneys have reduced the need for General Fund support for HCRA ($118 million).

Pharmacy Cost Containment: Several proposals to control the rising costs of prescription drugs would reduce spending growth in the General Fund ($93 million) and Federal Funds ($191 million). These proposals include establishing a preferred drug program that requires manufacturers to provide higher rebates to the State to secure placement of drugs on a preferred drug list; requiring prior authorization for certain high cost drugs; reducing pharmacy reimbursement; and increasing pharmacy co-payments for Medicaid recipients.

All Other Cost Containment: Recommended actions reduce General Fund costs by $170 million and Federal Funds spending by $256 million. These actions include General Fund reductions resulting from the elimination of various optional services provided to Medicaid recipients ($32 million), the payment of Federal Medicare premiums by, and implementation of a managed care program for, individuals who are dually eligible under both the Medicaid and Medicare programs ($46 million), elimination of long-term care eligibility loopholes ($25 million), nursing home cost containment initiatives including the elimination of payment "add-ons" for facilities with more than 300 beds and hospital-based facilities ($22 million), continuing the reduced payment levels to counties for services provided to mentally disabled individuals ($20 million), implementation of a case management program in partnership with counties for certain high cost individuals ($8 million), and other cost containment initiatives.

State Takeover/Increased Support: The 2004-05 Executive Budget includes higher General Fund costs for the proposed multi year State takeover of local Medicaid costs of long-term care services ($24 million) and a revision to the 1993 wage equalization factor used in the calculation of nursing home reimbursement rates ($19 million).

School Aid. School aid, the single largest program financed by the General Fund and State Funds, helps support elementary and secondary education provided to New York pupils enrolled in 680 school districts throughout the State. State funding is provided to districts based on aid formulas governed by statute and through reimbursement for various categorical programs.

                         SCHOOL AID SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                               2003-04      2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                12,361       12,530       169        1.4
     Other State Support          1,911        2,020       109        5.7
     State Funds                 14,272       14,550       278        1.9
     All Governmental Funds      14,272       14,550       278        1.9

On a school year basis (July 1 through June 30), support for general school aid is recommended at $14.6 billion, an increase of $147 million (1.0%) over the current school year. In addition to $14.6 billion for general school aid, the budget sets aside all revenues from VLTs to support SBE requirements. Based upon VLT facilities now being developed and new ones proposed with the Executive Budget, receipts are projected at $325 million in the 2004-05 school year, growing to $2 billion annually over the next five years. To supplement the VLT revenues, New York City will also receive a separate $100 million SBE matching grant ($70 million on a State fiscal year basis) as part of its general school aid. General Fund spending in 2004-05 is projected at $12.53 billion on a State fiscal year basis.

The school aid recommendations to restrain spending growth include targeted reforms in building aid, transportation aid and BOCES to generate savings of $186 million. Proposed reforms would restrain cost increases for building aid ($62 million) and transportation aid ($52 million). Other building aid reforms include establishment of priority-based project selection; a simplified State aid calculation; and a State clearinghouse for more efficient construction practices. Transportation aid reforms build on recent reforms for State reimbursement of school construction to reimburse costs consistent with the useful life of the assets. Other actions in school aid that reduce General Fund costs include recovery of overpayments and one-time State-supported bond financing of transportation capital costs as part of the transition to the new reimbursement program.

In addition, these recommendations include a Flex Aid program to provide school districts with needed flexibility by consolidating seven separate categories of aid totaling nearly $10 billion into a single aid program. The State Lottery Fund contribution is projected at $1.95 billion, an increase of $110 million in additional lottery revenues, including $43 million associated with proposed enhancements to the Quick Draw program. In addition, $240 million is reserved from VLT revenues ($325 million on a school year basis) to support SBE reforms.

In addition to the school year totals referenced above, Federal Funds also provide $2.89 billion in education funding to school districts in 2004-05. This spending includes support for various programs such as: free and reduced price meals to low income children; supplemental funding for educational services to low achieving students; special education services to students with disabilities; professional development activities for teachers; and programs that prevent school violence.

Welfare. Welfare programs provide a wide range of benefits to poor families including cash assistance grants, child welfare services, tax credits for eligible low-income workers, and services that assist welfare recipients in securing and retaining employment. Funding is also provided for local administration of welfare programs. Total welfare caseload is estimated at 653,041 in 2004-05, an increase of 36,201 from the current fiscal year. Federal assistance consists of funds provided through the TANF block grant.

                          WELFARE SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                               2003-04      2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                 1,379        1,423        44        3.2
     State Funds                  1,379        1,423        44        3.2
     Federal Funds                2,049        1,979       (70)      (3.4)
     All Governmental Funds       3,428        3,402       (26)      (0.8)

Caseload/Expenditure Growth: Additional General Fund costs from caseload and expenditure growth reflect a projected 4.7% increase in the family caseload, a 10% increase in the single adult/childless couples caseload, and 3% growth in expenditures per person. Federal funding for welfare is a fixed amount provided through a TANF block grant and does not increase or decrease based on changes in caseload or State expenditures.

Loss of Offsets/TANF: 2004-05 General Fund increases resulting from the loss of TANF in 2003-04 ($322 million), include the one-time delay in the transfer of TANF funds to the Child Care Block Grant and the availability of one-time unprogrammed TANF initiative funding. The $70 million decrease in Federal Funds primarily reflects this reduced Federal funding available to support TANF-funded initiatives.

Local Administration Funding: Additional General Fund costs reflect increased funding for welfare employment and other initiatives ($63 million) and the use of one-time administration credits in 2003- 04 ($56 million), which are partially offset by the annualization of the reduction in local administrative reimbursement enacted in 2003-04 ($45 million).

TANF Reprogramming: Actions proposed in the Budget will reprogram the remaining TANF funds to reduce General Fund costs by reducing the TANF to Title XX transfer from 10% to 5% ($122 million); reprogramming unspent prior-year TANF initiative funding ($104 million); utilizing prior year child care funding ($83 million); budgeting the minimum TANF maintenance-of-effort level ($45 million); and reducing TANF for systems and other program initiatives ($18 million).

Proposed Welfare Eligibility/Benefit Changes: The 2004-05 Executive Budget reduces General Fund costs by $77 million through recommendations that would restructure welfare eligibility requirements, require full family sanctions that eliminate benefits if adults do not comply with mandated employment requirements, and impose a 10% reduction in welfare benefits to longer term participants.

All Other: The remaining annual decrease in General Fund costs relates primarily to a one-time prior year Federal settlement ($16 million), requiring a two-year limit on claiming local administrative reimbursement and rescinding unspent prior year contract funding ($12 million).

                  SOURCES OF ANNUAL SPENDING CHANGES IN WELFARE
                              (millions of dollars)

                                           General Fund     Federal Funds
                                           ------------     -------------
     Caseload/Expenditure Growth                125
     Loss of Offsets/TANF                       322              (70)
     Local Administration                        74
     TANF Reprogramming                        (372)
     Welfare Eligibility/Benefit Changes        (77)
     All Other                                  (28)
     Total Annual Change                         44              (70)

Office of Children and Family Services. The Office of Children and Family Services ("OCFS") provides child welfare services including foster care, adoption, child protective services and childcare. The net decrease in All Funds spending is attributable primarily to a reduction of the Federal TANF for Child Care and Title XX program support ($150 million), partially offset by growth in State child welfare costs for preventive services, child protective services, and adoption subsidies supported by the General Fund ($48 million) and other State support ($14 million). In the General Fund, the impact of the reduced TANF to Title XX transfer produces increased child welfare spending by $58 million.

                CHILDREN AND FAMILY SERVICES SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                                2003-04     2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                 1,261        1,309        48        3.8
     Other State Support             36           50        14       38.9
     State Funds                  1,297        1,359        62        4.8
     Federal Funds                1,865        1,716      (149)      (8.0)
     All Governmental Funds       3,162        3,075       (87)      (2.8)

Mental Hygiene. MH, OMRDD and OASAS collectively provide a wide array of services to special needs populations. Services are administered to individuals with mental illnesses, developmental disabilities and/or chemical dependencies through institutional and community-based settings. Many of these services are partially financed with State and Federal Medicaid dollars.

                       MENTAL HYGIENE SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                               2003-04      2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                 2,127        2,426       299       14.1
     Other State Support            458          501        43        9.4
     State Funds                  2,585        2,927       342       13.2
     Federal Funds                2,661        2,552      (109)       4.1
     All Governmental Funds       5,246        5,479       233        4.4

Annual General Fund growth of $299 million is attributable primarily to increased State Operations costs including payment of an "extra" institutional facilities payroll ($95 million), local services and program enhancements including the OMRDD New York State - Creating Alternatives in Residential Environments and Services ("NYS-CARES") program and OMH community-based housing initiatives ($85 million), and a reduction in available patient care revenues, primarily as a result of nonrecurring debt management actions ($69 million) and the expiration of the temporary 15- month increase in the Federal Medicaid matching rate ($40 million) used to support State Operations costs in the General Fund.

Absent proposed budget actions, mental hygiene agencies would have otherwise experienced roughly double the projected General Fund growth of $299 million in 2004-05, due mainly to the loss of nonrecurring offsets provided in 2003-04 by the temporary Medicaid matching rate increase and debt service savings that permitted more patient income revenues to be used for operations, and the extra institutional payroll due in 2004-05. Recommended cost containment actions to restrict this growth include Federal, local and third-party revenue maximization efforts primarily in the patient income account ($165 million), 5% reductions in various local assistance programs ($32 million) and a variety of State operations efficiencies ($56 million).

Higher spending of $43 million in other State-supported funds is attributable to growth in OMRDD's Provider of Services SRF that supports development under the NYS-OPTS (New York State - Options for People Through Services) program.

The Federal Funds decline of $109 million primarily reflects an annual decrease in available patient care revenues due to nonrecurring actions implemented in the current year, including the Federal Medicaid matching rate ($40 million). This Federal Funds decline results in higher General Fund costs as these resources are no longer available to reduce the State's cost of providing mental hygiene services in 2004-05.

Higher Education. Higher education includes operational and administrative costs for SUNY, CUNY and the Higher Education Services Corporation ("HESC") which is responsible for administering TAP grant awards to income eligible students.

                      HIGHER EDUCATION SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                               2003-04      2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                 2,467        2,673       206        8.4
     Other State Support          3,637        3,735        98        2.7
     State Funds                  6,104        6,408       304        5.0
     Federal Funds                  428          182      (246)     (57.5)
     All Governmental Funds       6,532        6,590        58        0.9

HESC Impact of TAP Roll: General Fund costs increase by $104 million in 2004-05 as a result of legislative actions in the 2003-04 Enacted Budget that deferred TAP costs into 2004-05.

HESC Nonrecurring TANF Funds: TANF funding used in 2003-04 to finance the TAP program is no longer available in 2004-05 and thus General Fund spending increases ($246 million) and Federal spending decreases ($246 million).

SUNY/CUNY/HESC Support: The 2004-05 Executive Budget provides funding for higher costs at SUNY and CUNY for salaries and fringe benefits, community college enrollment growth, inflationary increases and growth in the number of TAP recipients.

SUNY/CUNY Community College Base Aid: Base aid decreases by 5% or $115 per student ($19 million).

SUNY/CUNY Equipment Bonding: The use of bond proceeds to support SUNY/CUNY capital equipment purchases will reduce General Fund spending ($37 million) and increase capital expenditures in the SRFs.

HESC/TAP Restructuring: Changes at HESC include the proposed restructuring of the TAP program, which would defer one-third of each student's award until graduation as an incentive for timely degree completion ($227 million).

Capital Matching Grants: The other funds increase reflects the first year of capital spending under the new $350 million Capital Matching Grants Program for public and private colleges and universities ($30 million).

              SOURCES OF ANNUAL SPENDING CHANGE IN HIGHER EDUCATION
                              (millions of dollars)

                                                   Other State
                                   General Fund  Supported Funds  Federal Funds
                                   ------------  ---------------  -------------
     HESC Impact of TAP Roll            104
     HESC Nonrecurring TANF Funds       246                           (246)
     SUNY/CUNY/HESC Support             139             25               0
     SUNY/CUNY CC Base Aid              (19)
     SUNY/CUNY Equipment Bonding        (37)            43
     HESC/TAP Restructuring            (227)
     Capital Matching Grants              0             30               0
     Total Annual Change                206             98            (246)

Debt Service. Debt Service Funds are the conduits through which the State pays debt service on all State supported bonds, including General Obligation bonds for which the State is constitutionally obligated to pay debt service and bonds issued by State public authorities (e.g., Empire State Development Corporation, Dormitory Authority, Thruway Authority, Local Government Assistance Corporation) for which the State is contractually obligated to pay debt service subject to an appropriation. Debt service is paid by transfers from the General Fund, dedicated taxes and fees, and other resources such as patient income revenues.

                        DEBT SERVICE SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                               2003-04      2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                 1,468        1,753       285       19.4
     Other State Support          1,885        2,166       281       14.9
     State Funds                  3,353        3,919       566       16.9
     All Governmental Funds       3,353        3,919       566       16.9

The growth in the General Fund is the result of increases in net debt service payments to support capital projects for Corrections ($86 million), SUNY Educational Facilities ($71 million), CUNY ($68 million), the Metropolitan Transportation Authority ("MTA") ($41 million) and the Housing Finance Agency ($26 million), offset by modest reductions in other programs. The increase in net debt service costs related to other State-supported funds is also attributable to SUNY dormitory facilities ($32 million), Mental Hygiene facilities ($93 million), transportation ($70 million), economic development ($58 million) and educational capital programs ($38 million).

Recommendations to generate savings include expanded use of variable rate debt, increased use of swaps and other new refundings opportunities, streamlined approvals for refundings, and generating lower costs through the flexible use of issuers in the PIT program. Savings from these initiatives impact both spending and revenue in the General Fund by lowering debt service costs and/or increasing transfers of dedicated taxes from debt service funds.

General State Charges. General State Charges ("GSCs") account for the costs of fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as for taxes on public lands and litigation. The General Fund supports approximately 85% of GSCs spending. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers.

                   GENERAL STATE CHARGES SPENDING PROJECTIONS
                              (millions of dollars)

                               Adjusted    Projected    Annual    Percent
                               2003-04      2004-05     Change    Change
                               --------    ---------    ------    -------
     General Fund                 3,257        3,652       395       12.1
     State Funds                  3,670        4,114       444       12.1
     All Governmental Funds       3,842        4,312       470       12.2

Higher projected contributions to the New York State and Local Retirement Systems for fiscal year 2004-05 are associated with prior year pension investment losses and the expansion of retiree benefits. Baseline projections from OSC show an employer pension contribution rate of 12.3% of payroll in 2004-05 that would produce an annual State pension cost increase of $664 million (136.8%) in 2004-05. The Executive Budget proposes a series of pension reforms that will moderate these costs and produce a total employer pension contribution of $669 million, an annual increase of $184 million (37.9%).

Providing health insurance to State employees and retirees is projected to total $2.05 billion in 2004-05, an increase of $255 million. This is attributable primarily to underlying growth of 13% in premium costs to cover the rising expense and utilization of employee health care, including escalating prescription drug costs.

All Other. In addition to the programs described above, the Executive Budget includes funding for Economic Development, Parks, the Environment, Public Health, Education, Public Protection, General Government, the Judiciary, and various other programs. Other significant savings actions contained in this Budget, include:

..    $150 million in recurring State operations efficiencies (across the remaining agencies not discussed earlier) through continued application of a strict hiring freeze, savings from contract reviews, elimination of inflationary increases, and maximization of non-General Fund resources;
..    Over $56 million in savings due to reductions in local public health programs and maximization of HCRA. In addition, significant reforms are proposed in the Early Intervention program that contribute savings in the outyears of the Financial Plan;
..    $117 million in transportation savings by eliminating one-time legislative adds and maximizing non-General Fund resources; and
..    Savings from modest 5% reductions to a variety of local assistance programs.

All Other State Funds spending is projected to increase $685 million over the current fiscal year. Growth in other State-supported spending includes economic development capital projects ($320 million), capital projects related to the E-911 program ($100 million), increased taxpayer participation and tax levy growth in STAR ($163 million), spending from the Indigent Legal Services Fund ($31 million), and inflationary increases and higher enrollment in the Elderly Pharmaceutical Insurance Coverage ("EPIC") program ($73 million).

All Governmental Funds spending for these programs is projected to increase by $1.10 billion from the current fiscal year. This increase includes State Funds spending growth of $685 million and higher Federal spending of $416 million for, among other things, transportation-related capital projects ($172 million), implementation of the Help America Vote Act of 2002 ($142 million), and reimbursement for World Trade Center costs ($200 million).

THE 2004-05 GOVERNMENTAL FUNDS FINANCIAL PLAN

The following sections summarize activity within the four major fund types that comprise the All Governmental Fund type: General Fund, SRFs, Capital Projects Funds and Debt Service Funds.

General Fund. The Financial Plan presentation of receipts and disbursement activity within each fund type is detailed below.

Receipts Outlook. The State projects General Fund receipts of $41.83 billion in 2004-05, a decrease of $424 million (1.0%) from the current year. The decline in General Fund receipts is the result of one-time revenues from tobacco securitization ($4.20 billion) and Federal revenue sharing grants ($645 million) received in 2003-04 which will not recur in 2004-05. This is partially offset by increased collections from PIT and sales and use taxes resulting from temporary tax actions taken in the 2003- 04 Enacted Budget as well as underlying growth resulting from the improving economic climate and the Refund Reserve transaction that moves $661 million in PIT resources from 2003-04 to 2004-05.

                              GENERAL FUND RECEIPTS
                              (millions of dollars)

                                                         Annual   Percent
                                   2003-04    2004-05    Change   Change
                                   -------    -------    ------   -------
     Personal Income Tax            15,791     18,520     2,729      17.3
     User Taxes and Fees             7,897      8,340       443       5.6
     Business Taxes                  3,395      3,739       344      10.1
     Other Taxes                       784        762       (22)     (2.8)
     Miscellaneous Receipts          5,970      2,087    (3,883)    (65.0)
     Federal Grants                    645          0      (645)   (100.0)
     Transfers From Other Funds      7,777      8,387       610       7.8
     Total Receipts                 42,259     41,835      (424)     (1.0)

Disbursements Outlook. The State projects General Fund disbursements of $41.89 billion in 2004-05, a decrease of $175 million (0.4%) from the current year. The change in General Fund disbursements reflects higher spending in Grants to Local Governments, State Operations, GSCs and Debt Service, partially offset by lower spending in Capital Projects and Transfers to Other Funds (for a detailed discussion on annual changes in major spending areas please see the 2004-05 Financial Plan section earlier in this Overview).

                           GENERAL FUND DISBURSEMENTS
                              (millions of dollars)

                                             Projected   Annual   Percent
                                   2003-04    2004-05    Change   Change
                                   -------   ---------   ------   -------
     Grants to Local Governments    29,311      28,455     (856)     (2.9)
     State Operations                7,055       7,251      196       2.8
     General State Charges           3,257       3,652      395      12.1
     Debt Service                    1,468       1,753      285      19.4
     Capital Projects                  227         187      (40)    (17.6)
     Transfers to Other Funds          742         587     (155)    (20.9)
     Total Disbursements            42,060      41,885     (175)     (0.4)

Grants to Local Government

Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The most significant areas of spending in local assistance are for aid to public schools (44%) and for Medicaid (22%). Other large areas of spending include mental hygiene (6%), higher education (6%), children and family services (4%), welfare assistance (4%), general purpose aid to counties and municipalities (3%), preschool special education (3%), and public health (2%).

                              [CHART APPEARS HERE]

Local assistance spending is projected to be $28.46 billion in 2004-05, a decrease of $856 million (2.9%) from 2003-04. Spending growth of roughly $3.4 billion is offset by the local assistance share of the 2002-03 payment deferrals ($1.8 billion) plus a combination of recommended cost containment initiatives and the use of alternative financing sources totaling nearly $2.5 billion, as described earlier. Reforms are proposed to continue to provide planned fiscal relief to New York City while eliminating legal concerns associated with the current linkage to LGAC. The recommendations would eliminate all impacts on LGAC, and reduce total taxpayer costs (financed by both State and

City taxpayers) by $1.9 billion, through legislation authorizing a refunding of MAC debt for a period of 10 years rather than 30 years. The State would provide additional resources of $170 million annually to New York City to help them finance this refunding by directing certain State sales tax receipts previously received by the State to New York City. In addition, the recommendations would generate recurring savings to New York City of another $80 million through a variety of proposals.

Excluding payment deferrals, the annual increase in local assistance spending would be $970 million and is primarily attributable to higher spending in Medicaid ($373 million), HESC ($176 million), school aid ($169 million), preschool special education programs ($89 million), OCFS ($57 million) and mental hygiene ($55 million). These annual changes are discussed in more detail earlier in this Overview under "The 2004-05 Financial Plan."

State Operations

State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $7.25 billion in 2004-05, an increase of $196 million (2.8%) from the current year. Personal service costs (e.g., State employee payroll) comprise 73% of State Operations spending and the remaining 27% represents non-personal service costs for contracts, rent, supplies, and other operating expenses.

                              [CHART APPEARS HERE]

The projected $196 million annual increase in State Operations costs includes higher spending of $130 million for an extra institutional payroll occurring in 2004-05. Spending for the Legislature and Judiciary is projected to remain unchanged. Proposed savings initiatives designed to reduce annual spending growth associated with performance advances and inflation include various revenue maximization initiatives ($171 million), and the continuation of the strict statewide hiring freeze and other actions to restrain spending in agency operations ($142 million).

The revenue maximization efforts to finance State Operations spending include Federal revenue initiatives in mental hygiene programs ($70 million) and extending current provisions of the Motor Vehicle Insurance Fee to support State Police activities ($51 million). No general salary increases are budgeted in either 2003-04 or 2004-05. The State's Executive agency All Funds workforce is projected to total 187,900 by the end 2004- 05, level with the current year. Since 1994-95, the State workforce has declined by approximately 23,300.

General State Charges. General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. Spending for GSCs is projected to be $3.65 billion in 2004-05, an increase of $395 million (12.1%) over the current year. This annual increase is due mostly to rising costs of employee health benefits to $2.05 billion (an increase of $255 million) and higher costs related to employer pension contributions to a level of $669 million (an increase of $184 million) after reflecting savings for proposed pension reforms. A more detailed discussion is provided earlier in this Overview under "The 2004-05 Financial Plan."

Transfers to Other Funds. Transfers to Other Funds is projected to total $2.53 billion in 2004-05, an increase of $90 million (3.7%) from the current year and include General Fund transfers to support debt service ($1.75 billion), capital projects ($187 million), and other funds ($587 million), including SUNY, banking services, and the Judiciary.

General Fund support for debt service is estimated to increase by $285 million (19.4%) to pay primarily for prior-year financings for CUNY, SUNY and correctional facilities partially offset by savings from the use of variable rate and interest rate exchange agreements to refund outstanding bonds and reduce borrowing costs. The $40 million (17.6%) reduction in capital projects spending financed by the General Fund primarily reflects the use of bond proceeds to finance SUNY capital costs previously supported by the General Fund, as well as minor reestimates to other areas of capital projects spending. All other transfers are projected to decline by $155 million in 2004-05 due to a nonrecurring transfer to the HCRA SRF that financed 2003-04 legislative restorations ($128 million) and the "doubling up" of 2002-03 and 2003-04 State subsidy payments to SUNY hospitals in 2003-04.

Special Revenue Funds. Special Revenue Funds receive State and Federal revenues dedicated to finance specific activities. SRFs are intended to be self-supporting with receipts equaling or exceeding disbursements. When statutorily authorized, certain funds and accounts may borrow from the State's Short-Term Investment Pool ("STIP") to cover temporary cash shortfalls resulting from the timing of receipts and disbursements (i.e., disbursements occurring prior to receipts being received).

SRF spending accounts for 51% of projected All Governmental Funds disbursements in 2004-05. The SRFs have grown steadily as a percentage of All Governmental Funds in recent years as the State continues to identify alternate funding sources to support costs otherwise financed by the General Fund, and to maximize Federal revenues where available.

Receipts. Total SRF receipts are projected to be $50.69 billion, an increase of $912 million (1.8%) from 2003-04. This growth is due primarily to increases in taxes ($326 million) and miscellaneous receipts ($1.08 billion), partially offset by a decrease in Federal grants ($496 million), as detailed below.

                         SPECIAL REVENUE FUNDS RECEIPTS
                              (millions of dollars)

                                     2003-04    2004-05   Annual Change
                                     -------    -------   -------------
     Taxes                             4,458      4,784        326
     Miscellaneous Receipts:
     SUNY                              2,240      2,303         63
     Lottery                           2,030      2,318        288
     Indigent Care                       901        876        (25)
     HCRA                              2,477      2,756        279
     Provider Assessments                371        629        258
     All Other                         2,377      2,596        219
     Total Miscellaneous Receipts     10,396     11,478      1,082
     Federal Grants                   34,921     34,425       (496)
     Total Receipts                   49,775     50,687        912

Taxes. Taxes dedicated to support programs funded in the SRFs total $4.78 billion in 2004-05, an increase of $326 million (7.3%) over 2003-04, and primarily include STAR and mass transportation programs. Taxes comprise 9% of total SRF receipts. The increase in taxes is due to increased deposits into the STAR fund ($163 million), increased collections from surcharges earmarked for the mass transportation funds ($118 million), and the imposition of a new surcharge on sales tax, which will be deposited into the New York State Wireless Telephone Emergency Service Account ($39 million).

Miscellaneous Receipts. Miscellaneous receipts comprise 23% of total SRF receipts and are projected to total $11.48 billion in 2004-05, an increase of $1.08 billion (10.4%) from the current fiscal year. These receipts include SUNY tuition, lottery receipts, transfers from the "off-budget" CRA pools, assessments on regulated industries, and a variety of fees and licenses. Changes in miscellaneous receipts are generally consistent with the spending changes in the major program areas described below with the exception of Medicaid, where a nonrecurring General Fund transfer of $128 million in 2003-04 (rather than miscellaneous receipts) supports legislative restorations.

Federal Grants. Federal grants are projected to total $34.43 billion, a decrease of $496 million (1.4%) from 2003-04. Federal grants comprise 68% of total receipts in the SRFs primarily for health and welfare programs. The State is required to adhere to specific Federal guidelines governing use of grant moneys. In most cases, the State finances programs in the first instance, then receives reimbursement from the Federal government. In addition, the State is subject to the Federal Cash Management Improvement Act, which imposes interest penalties on the State if Federal Funds are not spent expeditiously. Federal reimbursement is assumed to be received in the State fiscal year in which the spending occurs; however, timing-related variances can produce temporary negative balances in these funds. Changes to Federal grants correspond to changes in federally-reimbursed spending as described below with the exception of the nonrecurring deposit of $289 million in Federal Funds to support HCRA health care costs.

Disbursements. Disbursements from SRFs are projected to be $51.12 billion, an increase of $860 million (1.7%) from 2003-04. Of this amount, $16.64 billion is supported by State revenues and $34.48 billion is supported by Federal grants. Additional Federal grants support capital spending for a grand total in Federal grants of $36.27 billion. The growth in SRF is attributable primarily to projected spending increases in Medicaid, STAR, SUNY, education and transportation programs, partially offset by the loss of TANF block grant funds that support OCFS programs and TAP in 2003-04. The following describes projected activity in the major SRFs in 2004-05, including sources of funding, programs supported, and an explanation of annual growth or decline.

                                        SPECIAL REVENUE FUNDS DISBURSEMENTS
                                                (millions of dollars)

                                                          Annual State       Annual
                                     2003-04    2004-05      Change      Federal Change
                                     -------    -------   ------------   --------------
     STAR                              2,835      2,998        163              0
     Medicaid                         22,028     22,393        299             66
     SUNY                              2,894      2,940         46              0
     Education                         2,823      2,889         (7)            73
     Lottery                           1,990      2,105        115              0
     Welfare/OCFS                      3,932      3,717          5           (220)
     Transportation                    1,650      1,750        100              0
     World Trade Center                1,484      1,640          0            156
     Labor                               714        711          2             (5)
     HESC                                319         76          3           (246)
     Child Health Plus (CHP)             745        809         25             39
     EPIC                                646        719         73              0
     All Other                         8,200      8,373        122             51
     Total Disbursements              50,260     51,120        946            (86)
     Annual % change                                1.7%

Medicaid: The SRF structure of Medicaid is detailed below. For a detailed discussion of the annual changes in Medicaid, please refer to "the 2004-05 Financial Plan" section earlier in this Overview.

..    Federal Medicaid: The Federal Medicaid Fund accounts for the receipt and disbursement of the Federal government's share of direct payments made to health care providers and reimbursement to local governments for the administrative costs of the program. Federal support for the Medicaid program is projected to total $19.41 billion in 2004-05, which represents roughly 40% of total Federal SRF spending.
..    Indigent Care: The Indigent Care Fund receives revenue through transfers from the Health Care Initiatives Pool, Bad Debt and Charity Care Pools, and the Tobacco Control and Insurance Initiatives Pool. These HCRA pools are financed with taxes, assessments and surcharges on hospital revenues and third-party payers. The Indigent Care Fund makes Medicaid payments to providers and municipalities for the cost of providing care to the uninsured. Total disbursements from the Indigent Care Fund are estimated at $906 million in 2004-05, a decrease of $30 million from the current year.
..    Provider Assessments: This account, created in 2002-03, is currently financed by a reimbursable assessment on nursing home revenues. The 2004-05 Executive Budget proposes an increase in the Medicaid reimbursable assessment on nursing home revenues from 5% to 6% and the restoration of a nonreimbursable 0.7% assessment on hospital and home care revenues. These assessments are expected to generate $629 million to finance Medicaid.
..    Health Care Reform Act Transfer: This fund is supported by transfers from the Tobacco Control and Insurance Initiatives Pool and is used to finance a portion of the State's Medicaid program, including expansion of programs such as the FHP program and the workforce recruitment and retention program. Spending from this fund is projected to total $1.45 billion in 2004-05, an increase of $71 million over the current year.

STAR: This fund receives PIT receipts dedicated to the STAR property tax relief program. Spending for STAR is estimated at $3.0 billion in 2004-05, an increase of $163 million from 2003-04. STAR will provide $2.4 billion in local property tax relief for eligible homeowners statewide. In addition, residents of New York City, who pay property, income, and other taxes to fund City education services, will receive $560 million in City PIT reductions. Increased participation by taxpayers and local tax levy growth are largely responsible for the higher projected spending in 2004-05. The estimates include $20 million in savings from proposed legislation that would cap school district spending.

Lottery: The Lottery Fund supports public elementary and secondary school education through proceeds received from the sale of lottery tickets and the expected implementation of VLTs at racetracks. The 2004-05 Executive Budget projects roughly $2.32 billion in total lottery proceeds will be available to fund $2.19 billion of school aid costs and a reserve of $240 million ($325 million on a school year basis) from VLT proceeds to finance SBE. The remaining $160 million supports administrative costs of operating lottery games. Lottery prize money is held in a separate fiduciary account.

SUNY: SUNY receives revenues from tuition, third-party payers, room rents, user fees and the Federal government which support the costs of operating hospitals, dormitories and regular campus services. The University's spending from SRFs is projected to total $2.94 billion in 2004-05, comprising of $2.77 billion in State funds and $172 million in Federal Funds. Federal spending remains unchanged from 2003-04, but State spending is projected to increase by $163 million.

Transportation: State funding for transit systems comprises the majority of transportation SRF spending. Over $1.67 billion of 2004-05 transit aid is supported by taxes dedicated to the Mass Transportation Operating Assistance ("MTOA") Fund and the Dedicated Mass Transportation Trust Fund. Total disbursements from transportation SRFs are projected to be $1.75 billion in 2004-05, $100 million above the current year. This increase reflects the shift of $50 million in transit local aid from the General Fund to the SRFs, and a scheduled $46 million increase in capital support for the MTA from the Dedicated Mass Transportation Trust Fund.

CHP: The CHP program finances health insurance coverage for children of low-income families up to the age of 18. The 2004-05 Executive Budget projects total spending of $809 million, an increase of $64 million over 2003-04. Funding for this program comes from the State ($375 million financed by transfers from the Tobacco Control and Insurance Initiatives Pool) and Federal government ($434 million). The annual increase reflects shifting eligible children currently covered under Medicaid into CHP.

EPIC: EPIC provides prescription drug insurance to low-income senior citizens. This program is projected to cost $719 million in 2004-05, an increase of $73 million from 2003-04. Projected EPIC spending in 2004-05 is supported by $494 million in State transfers from the Tobacco Control and Insurance Initiatives Pool, $23 million in premiums/fees, and $202 million from manufacturer rebates.
Welfare: The State receives Federal welfare funding through the TANF block grant. In 2004-05, Federal welfare spending will total $1.98 billion, a decrease of $70 million from 2003-04, resulting primarily from the use of one-time available Federal funding to support TANF-funded initiatives.

Education: Education spending in SRFs, including educational programs for disabled children and disadvantaged pupils, is projected to total $2.89 billion in 2004-05. Increased Federal funding of $73 million will provide additional resources to school districts for programs that serve these students.

HESC: Federally-supported spending for HESC is projected to decrease by $246 million as a result of the elimination of TAP financing with TANF block grant funds. The remaining spending on student financial aid programs is supported by State and Federal sources ($66 million and $10 million, respectively).

OCFS: The State receives $1.72 billion in Federal funding for children and family services from several sources including the TANF block grant, Title IV-E Foster Care and Adoption Assistance Federal Payments, and the Title XX Social Services Block Grant. In 2004-05, State and Federal spending for children and family services is projected to total $1.74 billion, a decrease of $145 million from the current fiscal year. This decrease is attributable primarily to a reduction in TANF block grant moneys available to support child care and locally provided services to children and families.

Labor: Labor programs are supported primarily by Federal grants and include job training and reemployment services. Labor spending is estimated at $711 million in 2004-05 and remains virtually unchanged from 2003-04 levels.

All Other: Spending for all other SRFs is projected to total $8.37 billion in 2004-05, an increase of $173 million (2.1%) and primarily includes support for health care, public protection and general government programs.

CAPITAL PROJECTS FUNDS

The Capital Projects Fund group accounts for spending from the Capital Projects Fund, which is supported by a transfer from the General Fund, and spending from other funds for specific capital purposes, including transportation, mental health, housing, public protection, education and the environment. Those other funds include the Dedicated Highway and Bridge Trust Fund, Mental Hygiene Capital Facilities Improvement Fund, Housing Assistance and Housing Program Funds, the Correctional Facilities Capital Improvement Fund, the SUNY Residence Hall Rehabilitation Fund, the Hazardous Waste Remedial Fund, and EPF. Receipts from dedicated State taxes, miscellaneous receipts (which include proceeds from State-supported bonds issued by certain State public authorities), and Federal grants finance disbursements in the Capital Projects Fund group.

The following tables for Capital Projects Funds reflect an accounting adjustment for capital projects activity because certain capital spending is not reported by OSC in actual cash spending results, although it is reflected in the Generally Accepted Accounting Principles ("GAAP") Financial Statements. This spending is related to programs which are financed in the first instance by bond proceeds, rather than with a short-term loan from the General Fund. This includes capital spending for local transportation projects for the CHIPS Program ($340 million), education projects for CUNY higher education facilities ($215 million), SUNY Community Colleges and Dormitory Facilities ($125 million), the Department of Mental Hygiene projects ($90 million) and a variety of economic development projects including the Community Enhancement Facilities Assistance Program ($540 million). These receipts and disbursements are included in this section in order to present a comprehensive picture of State capital projects spending.

                         CAPITAL PROJECTS FUNDS RECEIPTS
                              (millions of dollars)

                                                    Annual   Percent
                               2003-04    2004-05   Change   Change
                               -------    -------   ------   -------
     Taxes                       1,752      1,806       54       3.1
     Miscellaneous Receipts      3,685      3,741       56       1.5
     Federal Grants              1,621      1,840      219      13.5
     Total Receipts              7,058      7,387      329       4.7
     Accounting Adjustment        (995)    (1,310)    (315)    (31.7)
     Financial Plan Total        6,063      6,077       14       0.2

Taxes deposited to the Capital Projects Funds are projected to be $1.81 billion, an increase of $54 million (3.1%) from 2003-04. This includes highway-related taxes earmarked for the Dedicated Highway and Bridge Trust Fund and real estate transfer taxes that are designated for the EPF. The $54 million increase is due solely to projected growth in highway related taxes, as the EPF receives a statutory dedication of $112 million annually from the Real Estate Transfer Tax.

Miscellaneous receipts include bond proceeds that finance capital projects across all major functional areas, as well as other miscellaneous fees such as State park fees, industry-specific environmental fees and receipts from the sale of surplus State land. Miscellaneous receipts are projected to total $3.7 billion, an increase of $56 million (1.5%) from 2003-04. The estimated growth reflects a $34 million increase in authority bond proceeds and a projected increase of $22 million in other miscellaneous receipts.

Federal grants primarily support capital projects for transportation and the environment and are estimated at $1.84 billion, an increase of $219 million (13.5%) over 2003-04. Environmental grants are projected to remain unchanged, while grants for transportation and the World Trade Center highway reconstruction increase by $219 million.

                      CAPITAL PROJECTS FUNDS DISBURSEMENTS
                              (millions of dollars)

                                                                    Annual  Percent
                                                  2003-04  2004-05  Change   Change
                                                  -------  -------  ------  -------
     Transportation                                 3,461    3,538      77      2.2
     Parks and Environment                            688      649     (39)    (5.7)
     Economic Development & Government Oversight      361      802     441    122.2
     Health and Social Welfare                        143      128     (15)   (10.5)
     Education                                        748      807      59      7.9
     Public Protection                                206      215       9      4.4
     Mental Health                                    299      298      (1)    (0.3)
     General Government                                80      185     105    131.3
     Other                                             57       75      18     31.6
     Total Disbursements                            6,043    6,697     654     10.8
     Accounting Adjustment                           (995)  (1,310)   (315)   (31.7)
     Financial Plan Total                           5,048    5,387     339      6.7

The increase is attributable primarily to prior-year commitments in the areas of economic development ($441 million) and general government for financing of local public safety answering point equipment upgrades for wireless E-911 service ($100 million).

Debt Service Funds. This increase is attributable primarily to growth in dedicated State PIT receipts deposited to the RBTF ($487 million). Similar increases are projected for sales and use taxes deposited to the Local Government Assistance Tax Fund to support debt service on LGAC bonds ($120 million) and real estate transfer taxes deposited in the CW/CA Bond Debt Service Fund ($11 million). Receipts in excess of those required to satisfy the State's debt service obligations are transferred back to the General Fund. The projected decrease in miscellaneous receipts of

$47 million is attributable to reduced funding of the Debt Reduction Reserve Fund, offset by a modest increase in receipts for health-related programs.

                           DEBT SERVICE FUNDS RECEIPTS
                              (millions of dollars)

                                                    Annual   Percent
                               2003-04    2004-05   Change   Change
                               -------    -------   ------   -------
     Taxes                       8,039      8,657      618       7.7
     Miscellaneous Receipts        694        647      (47)     (6.8)
     Total Receipts              8,733      9,304      571       6.5

                        DEBT SERVICE FUNDS DISBURSEMENTS
                              (millions of dollars)

                                                    Annual   Percent
                               2003-04    2004-05   Change   Change
                               -------    -------   ------   -------
     General Debt Service
      Fund                       2,742      3,229      487      17.8
     LGAC                          296        312       16       5.4
     Mental Health                 166        259       93      56.0
     All Other                     149        119      (30)     (20.1)
     Total Disbursements         3,353      3,919      566      16.9

This increase, which is explained in more detail earlier in this Overview, reflects the growth in debt service costs after implementation of policy and statutory initiatives that have resulted in debt service savings over the last several years. Projected debt service costs and corresponding levels of State-supported debt outstanding are projected to remain within the caps and limitations imposed by the Debt Reform Act of 2000.

FINANCIAL PLAN RESERVES AND RISKS/2/

The State projects that balances in its principal reserves to guard against unbudgeted risks will total $815 million at the close of 2003-04 will remain unchanged through 2004-05. The reserves include $794 million in the TSRF (the State's "Rainy Day Fund") and $21 million in the CRF for litigation. To permanently improve the State's reserve levels, the Executive Budget includes legislation to gradually increase both the maximum size of the State's rainy day fund from 2% to 5% of General Fund spending, and the maximum annual deposits from two-tenths of one percent to five tenths of one percent of spending. Absent this legislation, the State will reach its statutory maximum balance in the fund of 2% or $840 million with the next annual deposit. The 2004-05 Financial Plan does not set aside specific reserves to cover potential costs that could materialize as a result of adverse rulings in pending litigation, future collective bargaining agreements with State employee unions, Federal disallowances, or other Federal actions that could adversely affect the State's projections of receipts and disbursements.

The State is a defendant in several court cases that could ultimately result in costs to the State Financial Plan. The most significant litigation is the State Court of Appeals ruling that the State's financing system for New York City public schools is unconstitutional. This ruling directs the State to submit a remedy to the Court by July 30, 2004. The 2004-05 Executive Budget provides $100 million in General Fund support and reserves all VLT revenues to provide SBE funding while the Governor's Commission on Educational Reform outlines a series of options for the State to consider. The VLT revenues are projected to increase from $240 million in 2004-05 to $950 million in 2005-06 and $1.3 billion in 2006-07. Other litigation includes ongoing claims by several Indian Nations alleging wrongful possession of lands by the State and several counties, as well as claims involving the adequacy of shelter allowances for families on public assistance. The State has implemented a court-ordered increase in the shelter allowance schedule for public assistance families that became effective on November 1, 2003. The Court has also directed the parties to return on March 30, 2004 for further proceedings. For a complete summary of significant litigation affecting the State, please refer to the State's Annual Information Statement, as updated.

The State is negotiating new labor contracts with several State employee unions. The recently expired four-year agreements included a $500 nonrecurring lump sum payment and salary increases of 3.0% in 1999-2000 (effective mid-year), 3.0% in 2000-01 and 3.5% in 2001-02 and 2002-03, at a cost to the General Fund of approximately $2.5 billion over the life of the agreement. Each future one percent salary increase would cost the General Fund roughly $75 million annually.

The Federal government is currently auditing Medicaid claims submitted since 1993 under the school supportive health services program. At this point, these audits have not been finalized, and, as a result, the liability of the State

----------
/2/ For a discussion of other potential risks to the Financial Plan, please see the section entitled "Special Considerations" in this AIS Update.

and school districts for any disallowances cannot be determined. Federal regulations include an appeals process that could postpone repayment of any disallowances. The Financial Plan assumes the Federal government will fully reimburse these costs. In addition, through December 2003, a portion of Federal Medicaid payments related to school supportive health services have been deferred by the Federal Centers for Medicare and Medicaid Services pending finalization of audits. Since the State has continued to reimburse school districts for these costs, these Federal deferrals, if not resolved, could negatively impact future health care spending. In December 2003, the State received partial Federal approval of the Medicaid State Plan Amendment necessary to make disproportionate share hospital ("DSH") payments over two years to public hospitals throughout the State, including the New York City Health and Hospital Corporation ("HHC"), SUNY and other State and county operated hospitals. Although full payment for SUNY and State-operated hospitals was secured with the initial approval, the State continues to seek Federal approval of the balance of anticipated payments totaling roughly $1.3 billion for HHC and other county hospitals. Failure of the Federal government to approve these remaining payments could have an adverse impact on the State's health care financing system.

Cash Flow. In 2004-05, the General Fund is projected to have quarterly balances of $2.0 billion in June, $2.20 billion in September, $1.22 billion by the end of December, and $964 million at the end of March. The lowest projected month-end cash flow balance other than March is $1.2 billion in December. The 2004-05 General Fund cash flow estimates assume the Executive Budget is enacted on time and in its entirety. OSC invests General Fund moneys, bond proceeds, and other funds not immediately required to make payments through STIP, which is comprised of joint custody funds (Governmental Funds, Internal Service Funds, Enterprise Funds and Private Purpose Trust Funds), as well as several sole custody funds including the Tobacco Settlement Fund.

OSC is authorized to make temporary loans from STIP to cover temporary cash shortfalls in certain funds and accounts resulting from the timing of receipts and disbursements. The Legislature authorizes the funds and accounts that may receive loans each year, based on legislation submitted with the Executive Budget. Loans may be granted only for amounts that the Director of the Budget certifies are "receivable on account" or can be repaid from the current operating receipts of the fund (i.e., loans cannot be granted in expectation of future revenue enhancements). In addition, the 2003- 04 Enacted Budget included legislation that expires on March 31, 2004 permitting OSC to temporarily loan balances in other funds to the General Fund within any month. This authorization was utilized on September 12 and 15, 2003 to support intra-month cash flow needs; however, as required under the legislation, the General Fund ended September 2003 with a positive cash balance of $2.6 billion. The 2004-05 Executive Budget includes legislation to permanently extend this authorization. OSC makes repayment of such loans from the first cash receipts into the fund. Fund balances outside the General Fund are presented on a net basis, i.e., they are reduced by the amount of outstanding temporary loans from the State's STIP. The total outstanding loan balance at March 31, 2003 was $1.68 billion. The sources of this outstanding loan balance include timing-related delays in the receipt from Federal Funds and the sale of bonds used to finance capital projects, a delinquent SUNY hospital loan, and unreimbursed costs related to the Office for Technology Internal Service funds.

GAAP-BASIS FINANCIAL PLANS

In addition to the cash-basis Financial Plans, the General Fund and All Governmental Funds Financial Plans are prepared on a Generally Accepted Accounting Principles basis ("GAAP") in accordance with Governmental Accounting Standards Board ("GASB") regulations. Tables comparing the cash basis and GAAP basis General Fund Financial Plans are provided at the end of this Overview. The GAAP projections for both years are based on the accounting principles applied by the State Comptroller in the financial statements issued for 2002-03. They reflect the impact of GASB Statement 34 which has significantly changed the presentation of GAAP financial information for State and local governments. The changes are intended to portray the State's net overall financial condition, including activities that affect State assets and liabilities during the fiscal year. The GASB 34 results for 2002-03 show the State in a net positive overall financing condition of $42.40 billion.

In 2003-04, the General Fund GAAP Financial Plan shows total revenues of $37.31 billion, total expenditures of $43.41 billion, and net other financing sources of $7.43 billion, resulting in an operating surplus of $1.33 billion. This operating result reflects the receipt of the tobacco bond proceeds originally anticipated in 2002-03 but received in 2003-04, and the cash surplus in 2003-04. As a result, the accumulated deficit is expected to improve from $3.32 billion at the end of 2002-03 to an accumulated deficit of $1.99 billion at the end of 2003-04.

In 2004-05, the General Fund GAAP Financial Plan shows total revenues of $35.65 billion, total expenditures of $43.97 billion, and net other financing sources of $7.63 billion, resulting in an operating deficit of $691 million due to the use of 2003-04 cash reserves in 2004-05. The accumulated deficit is projected at $2.68 billion at the end of 2004-05, an improvement of $641 million from the 2002-03 actual results.

GENERAL FUND FINANCIAL PLAN OUTYEAR PROJECTIONS

At the beginning of the 2004-05 budget cycle, the State faced potential budget gaps of $6.7 billion in 2005-06 and $7.8 billion in 2006-07. The 2004-05 Executive Budget recommendations reduce the gaps by proposing roughly $3.5 billion in recurring savings. The gaps assume the Legislature will enact the 2004-05 Executive Budget and accompanying legislation in its entirety, and do not include any funding for possible collective bargaining salary increases or productivity savings.

          OUTYEAR SAVINGS FROM 2004-05 EXECUTIVE BUDGET RECOMMENDATIONS
                              (millions of dollars)

                                              2005-06       2006-07
                                              -------       -------
             Projected Base Level Gaps         (6,727)       (7,805)
             Spending Actions                   2,495         2,199
             Revenue Proposals                  1,163         1,118
             Nonrecurring Actions                 219           139
             Remaining Gaps                    (2,850)       (4,349)

The statewide austerity measures limiting discretionary spending, travel, and low-priority capital spending will remain in force, and all State agencies will continue to operate under a hiring freeze, consistent with existing guidelines. State agencies will continue to identify opportunities where agencies, through increased administrative flexibility, statutory changes or other means, can achieve greater productivity, improve services, and reduce costs to help lower the outyear budget gaps.

Outyear Receipts. General Fund receipts are estimated at $41.98 billion in 2005-06 and $43.27 billion in 2006-07. Receipts growth is expected to exceed historical averages as is typical of an economy in its expansionary stages. Tax receipts adjusted for Refund Reserve transactions, are expected to increase by 2.9% in 2005-06 and 3.7% in 2006-07. The reduced increases in both years reflect the phase-out of temporary tax increases in PIT and sales tax. Adjusting for the impact of law changes, tax receipt growth is expected to average 5%. The growth in tax receipts is consistent with a forecast of US and New York economic recovery extending into 2005 and 2006 and continued profitability in the financial services sector of the economy.

                              GENERAL FUND RECEIPTS
                              (millions of dollars)

                                             2005-06   % Change   2006-07   %Change
                                             -------   --------   -------   -------
Personal Income Tax (PIT)                     18,864        1.9    19,685       4.4
PIT Adjusted for Refund Reserve               18,899        6.0    19,727       4.4
User Taxes and Fees                            7,963       (4.5)    8,176       2.7
Business Taxes                                 3,890        4.0     3,967       2.0
Other Taxes                                      820        7.6       878       7.1
Total Taxes                                   31,537        0.6    32,706       3.7
Total Taxes Adjusted for Refund Reserve       31,572        2.9    32,748       3.7
Miscellaneous Receipts                         1,989       (4.7)    1,821      (8.4)
Total Transfers from Other Funds               8,461        0.9     8,699       2.8
Total Receipts                                41,987        0.4    43,226       3.0
Total Receipts Adjusted for Refund Reserve    42,022        2.1    43,268       3.0

Personal Income Tax. In general, income tax growth for 2005-06 and 2006-07 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S Corporations. PIT receipts are projected to increase to $18.86 billion in 2005-06. The modest increase from 2004-05 largely reflects growth in underlying liability, offset by the phase out of the 2003 surcharge in tax year 2006. In addition, receipts are reduced by the incremental value of the STAR tax reduction program. PIT receipts for 2006-07 are projected to increase by more than $800 million to $19.69 billion. Wages are estimated to continue to improve steadily in 2005-06 and 2006-07, reflecting stronger employment growth, increases in bonuses paid, and the continuing return to normalcy after the 2001 World Trade Center attack.

Realized capital gains are expected to return to a robust level of growth in 2005 and 2006. This growth represents the continuation of the recovery of the stock market from the anemic period of 2001 through 2003. The 2005-06 and 2006-07 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy. There is significant uncertainty associated with the forecast of the outyear income components. In many cases, a reasonable range of uncertainty around the predicted income components would include a significant range around outyear income tax estimates.

User Taxes and Fees. Receipts from user taxes and fees are estimated to total $7.96 billion in 2005-06, a decrease of $377 million from 2004-05. The decrease is due to the scheduled decline in the State sales tax rate from 4.25% to 4% on June 1, 2005, and the loss of $170 million in receipts due to changes in the State sales tax base in New York City associated with the proposed MAC refinancing, offset in part by expected growth in the sales tax base. User taxes and fees receipts are expected to grow to $8.18 billion in 2006-07. The economy is expected to be growing at trend rates over this period, resulting in sales tax growth more in line with historical averages. This is expected to result in underlying growth in the sales tax base of 4% to 5%.

Business Taxes. Business tax receipts are expected to increase to $3.89 billion in 2005-06. This is primarily due to the anticipated growth in corporate and bank profits, as well as the continued growth in insurance premiums. Receipts are projected to increase to $3.97 billion in 2006-07 reflecting continued modest increases in underlying liability.

Other Taxes. The receipts from other taxes are expected to increase to $820 million in 2005-06, which reflects the expected growth in stock market prices on the value of taxable estates. In 2006-07, receipts rise to $878 million, reflecting the expectation of continued growth in estate tax liability.

Miscellaneous Receipts. Miscellaneous Receipts for 2005-06 are estimated to be $1.99 billion. Receipts in this category are projected to be $1.82 billion in 2006-07.

                           TRANSFERS FROM OTHER FUNDS
                              (millions of dollars)

                                                        2005-06    2006-07
                                                        -------    -------
     PIT in Excess of Revenue Bond Debt Service           5,820      5,985
     Sales Tax in Excess of LGAC Debt Service             2,085      2,152
     Real Estate Taxes in Excess of CW/CA Debt Service      245        255
     All Other Transfers                                    311        307
     Total Transfers from Other Funds                     8,461      8,699

Transfers from other funds are estimated to grow to $8.46 billion in 2005-06 and $8.70 billion in 2006-07. Both the 2005-06 and 2006-07 projections reflect growth in the dedicated portions of PIT, sales tax and the real estate transfer tax, which comprise a significant portion of transfers from other funds each year. The growth of $74 million in 2005-06 is due to projected growth in income, sales and real estate taxes, offset by net increases in debt service related to PIT Revenue Bonds, LGAC Bonds and CW/CA General Obligation debt service of $180 million. The growth of $238 million in 2006-07 is due to growth in income, sales and real estate taxes, offset by net increases in debt service related PIT Revenue Bonds, LGAC Bonds and CW/CA General Obligation debt service of $164 million.

Outyear Disbursements. Absent additional spending controls greater than those proposed in the 2004-05 Executive Budget, DOB currently projects that General Fund spending would grow by $3.10 billion (7.4%) in 2005-06 and $2.59 billion (5.8%) in 2006-07. The primary sources of this growth are itemized in the table below, and are described in further detail following the table.

                           GENERAL FUND DISBURSEMENTS
                              (millions of dollars)

                                          2005-06         2006-07
                                          -------         -------
               Total Disbursements         44,987          47,575

                        PROJECTED ANNUAL SPENDING GROWTH
                              (millions of dollars)

                                                       2005-06    2006-07
                                                       -------    -------
               Medicaid (including tobacco guarantee)    1,411      1,249
               Welfare                                     366        225
               School Aid (excluding SBE reserve)          214        285
               Mental Hygiene                              100         53
               All Other Local Assistance                  252         50
               Employee Health Insurance                   335        309
               Pensions                                    237        174
               State Operations                            191        234
               Debt Service                                 97        (24)
               All Other                                  (101)        33
               Total Annual $ Growth                     3,102      2,588
               Total Annual % Growth                       7.4        5.8

Local assistance spending is projected to increase by $2.34 billion (8.2%) in 2005-06 and another $1.86 billion (6.0%) in 2006-07, primarily attributable to growth in the areas of Medicaid, welfare, and school aid.

                           GRANTS TO LOCAL GOVERNMENTS
                              (millions of dollars)

                                             2005-06    2006-07
                                             -------   --------
               Grants to Local Governments    30,798     32,660

General Fund spending for Medicaid is expected to grow by $1.41 billion in 2005-06 and another $1.25 billion in 2006-07. This increase is attributable largely to inflationary and utilization growth of $721 million in 2005-06 and $837 million in 2006-07 on the State's gross share of Medicaid costs totaling roughly $10 billion, which represent projected underlying growth of approximately 7.5%. These estimates are based on programmatic trends experienced in New York State's Medicaid program and the Congressional Budget Office national average projections. The remaining growth is attributable primarily to the loss of nonrecurring financing sources in 2004-05 including Federal FMAP ($220 million), payment of the March 30, 2005 cycle payment in 2005-06 ($190 million), and increased General Fund support over the two years for HCRA including the repayment of a 2002-03 loan ($200 million) and planned "tobacco guarantee" payments in 2006-07 ($435 million).

Welfare spending is projected to increase by $366 million (34%) in 2005-06 and by another $255 million (16%) in 2006-07 due to projected increases in family caseload (4.7%), the single adult/childless couples caseload (10%), and growth in expenditures per person (3%).

General school aid on a school year basis is projected to grow approximately $350 million (2.4%) in 2005-06 and $235 million (1.6%) in 2006-07. The general school aid projections assume growth in expense-based programs, and reflect the impact of recommended reforms to building aid, ongoing limits in transportation aid and maintenance of current levels for most other aid categories. On a state fiscal year basis, school aid spending is projected to grow by approximately $214 million (1.7%) in 2005-06 and $285 million (2.2%) in 2006-07. However, the
SBE reserves (financed with VLT revenues), are not yet included in these spending totals, and would add an estimated $950 million in fiscal year 2005-06 and $1.30 billion in 2006-07.

Mental hygiene programs are projected to increase by $100 million (6.2%) in 2005-06 and an additional $53 million (3.1%) in 2006-07. This growth is primarily attributable to bed development for community mental health services and OMRDD NYSCARES programs that provide services to the mentally ill and mentally retarded and developmentally disabled populations.

All other local assistance programs increase by $252 million (3.6%) in 2005-06 and by $50 million (0.7%) in 2006-07. This two-year increase is largely due to programmatic growth in higher education costs primarily for payments to CUNY ($150 million), funding for ESDC economic development programs ($75 million), children and family services ($74 million), and preschool special education ($96 million) and various other programmatic growth across all other agencies. These increases are partially offset by reduced funding for community projects ($150 million) and the phase of the final payments to the City of Yonkers relating to a court ordered settlement ($35 million).

                                STATE OPERATIONS
                              (millions of dollars)

                                              2005-06    2006-07
                                              -------    -------
               State Operations                 7,442      7,676

State Operations spending is expected to increase by $191 million, or 2.6%, in 2005-06 and $236 million (3.2%) in 2006-07. The growth in State Operations spending is due to normal salary step increases and increases for non-personal service costs (valued at roughly $125 million) and the decline in resources used to offset spending in the General Fund valued at roughly $175 million in 2005-06 and $100 million in 2006-07. The annual growth in 2005-06 is reduced by the loss of the extra institutional payroll in 2004-05. No general salary increases or productivity savings are budgeted in either 2005-06 or 2006-07.

                              GENERAL STATE CHARGES
                              (millions of dollars)

                                              2005-06    2006-07
                                              -------    -------
               General State Charges           4,109      4,612

GSCs are expected to increase by $457 million (12.5%) in 2005-06 and another $503 million (12.2%) in 2006-07 to finance anticipated cost increases in pension and health insurance benefits for State employees and retirees. Prior year pension fund investment losses are expected to increase the employer contribution rate to the New York State and Local Retirement Systems from 6.5% in 2004-05 to 8.6% of employee salaries in 2005-06 and 10.6% in 2006-07. These rates, which assume the 2004-05 Executive Budget pension reform recommendation are enacted, will still require additional State spending of $237 million in 2005-06 and another $174 million in 2006-07, for a total of $1.08 billion by 2006-07. Spending for employee health care costs is expected to increase by $335 million in 2005-06 and another $309 million in 2006-07 for a total of $2.70 billion in 2006-07. This funding level assumes 15% annual premium trend increases, and does not incorporate any potential productivity savings or other changes to existing labor contracts.

                            TRANSFERS TO OTHER FUNDS
                              (millions of dollars)

                                 2005-06   2006-07
                                 -------   -------
Debt Service                       1,850     1,826
Capital Projects                     201       204
All Other                            587       597
Total Transfers to Other Funds     2,638     2,627

Transfers to the Debt Service Funds increase by $97 million in 2005-06 and decrease by $24 million 2006-07. The change in debt service in the outyears is due primarily to the loss of refunding savings that occurred in the prior years and the use of PIT revenue bonds to finance the debt service costs for capital projects previously financed by the General Fund transfer. Capital projects transfers are projected to increase by $14 million in 2005-06 and $3 million in 2006-07. These increases reflect routine reestimates based upon projected program activity. All other transfers are projected to remain virtually unchanged through 2006-07.

                  CASH FINANCIAL PLAN - GENERAL FUND 2003-2004
                              (millions of dollars)

                                                      October   Change   January
                                                      -------   ------   -------
Opening fund balance                                      815        0       815
Receipts:
Taxes:
  Personal income tax                                  16,276     (485)   15,791
  User taxes and fees                                   7,964      (67)    7,897
  Business taxes                                        3,436      (41)    3,395
  Other taxes                                             726       58       784
Miscellaneous receipts                                  5,547      423     5,970
Federal grants                                            645        0       645
Transfers from other funds:
  PIT in excess of Revenue Bond debt service            5,173       69     5,242
  Sales tax in excess of LGAC debt service              1,960      (16)    1,944
  Real estate taxes in excess of CW/CA debt service       210       37       247
  All other transfers                                     430      (86)      344
                                                      -------   ------   -------
  Total receipts                                       42,367     (108)   42,259
                                                      =======   ======   =======
Disbursements:
Grants to local governments                            29,629     (318)   29,311
State operations                                        7,142      (87)    7,055
General State charges                                   3,258       (1)    3,257
Transfers to other funds:
  Debt service                                          1,541      (73)    1,468
  Capital projects                                        255      (28)      227
  Other purposes                                          627      115       742
                                                      -------   ------   -------
  Total disbursements                                  42,452     (392)   42,060
                                                      =======   ======   =======
Change in fund balance                                    (85)     284       199
                                                      =======   ======   =======
Closing fund balance                                      730      284     1,014
                                                      =======   ======   =======
Tax Stabilization Reserve Fund                            710       84       794
Contingency Reserve Fund                                   20        0        20
Community Project Fund                                      0      200       200

Note: Changes reflect the reclassification of $128 million in certain Medicaid disbursements from grants to local governments to transfers to other funds, pursuant to legislation enacted in 2003.

                  CASH FINANCIAL PLAN - GENERAL FUND 2003-2004
                              (millions of dollars)

                                                      Enacted   Change   January
                                                      -------   ------   -------
Opening fund balance                                      815        0       815
Receipts:
Taxes:
  Personal income tax                                  16,285     (494)   15,791
  User taxes and fees                                   8,007     (110)    7,897
  Business taxes                                        3,498     (103)    3,395
  Other taxes                                             771       13       784
Miscellaneous receipts                                  5,569      401     5,970
Federal grants                                              0      645       645
Transfers from other funds:
  PIT in excess of Revenue Bond debt service            5,125      117     5,242
  Sales tax in excess of LGAC debt service              1,853       91     1,944
  Real estate taxes in excess of CW/CA debt service       202       45       247
  All other                                               430      (86)      344
                                                      -------   ------   -------
  Total receipts                                       41,740      519    42,259
                                                      =======   ======   =======
Disbursements:
Grants to local governments                            29,835     (524)   29,311
State operations                                        7,205     (150)    7,055
General State charges                                   3,232       25     3,257
Transfers to other funds:
  Debt service                                          1,583     (115)    1,468
  Capital projects                                        255      (28)      227
  Other purposes                                          627      115       742
                                                      -------   ------   -------
  Total disbursements                                  42,737     (677)   42,060
                                                      =======   ======   =======
Fiscal Management Plan/Federal Aid                        912     (912)        0
                                                      =======   ======   =======
Change in fund balance                                    (85)     284       199
                                                      =======   ======   =======
Closing fund balance                                      730      284     1,014
                                                      =======   ======   =======
Tax Stabilization Reserve Fund                            710       84       794
Contingency Reserve Fund                                   20        0        20
Community Project Fund                                      0      200       200

Note: Changes reflect the reclassification of $128 million in certain Medicaid disbursements from grants to local governments to transfers to other funds, pursuant to legislation enacted in 2003.

           CASH FINANCIAL PLAN - GENERAL FUND 2003-2004 AND 2004-2005
                              (millions of dollars)

                                                      2003-2004    2004-2005
                                                       January    Recommended   Change
                                                      ---------   -----------   ------
Opening fund balance                                        815         1,014      199
Receipts:
Taxes:
  Personal income tax                                    15,791        18,520    2,729
  User taxes and fees                                     7,897         8,340      443
  Business taxes                                          3,395         3,739      344
  Other taxes                                               784           762      (22)
Miscellaneous receipts                                    5,970         2,087   (3,883)
Federal grants                                              645             0     (645)
Transfers from other funds:
  PIT in excess of Revenue Bond debt service              5,242         5,628      386
  Sales tax in excess of LGAC debt service                1,944         2,047      103
  Real estate taxes in excess of CW/CA debt service         247           240       (7)
  All other                                                 344           472      128
                                                      ---------   -----------   ------
  Total receipts                                         42,259        41,835     (424)
                                                      =========   ===========   ======
Disbursements:
Grants to local governments                              29,311        28,455     (856)
State operations                                          7,055         7,251      196
General State charges                                     3,257         3,652      395
Transfers to other funds:
  Debt service                                            1,468         1,753      285
  Capital projects                                          227           187      (40)
  Other purposes                                            742           587     (155)
                                                      ---------   -----------   ------
  Total disbursements                                    42,060        41,885     (175)
                                                      =========   ===========   ======
Change in fund balance                                      199           (50)    (249)
                                                      =========   ===========   ======
Closing fund balance                                      1,014           964      (50)
                                                      =========   ===========   ======
Tax Stabilization Reserve Fund                              794           794        0
Contingency Reserve Fund                                     20            20        0
Community Project Fund                                      200           150      (50)

         CASH FINANCIAL PLAN - GENERAL FUND 2004-2005 THROUGH 2006-2007
                              (millions of dollars)

                                                 2004-2005     2005-2006    2006-2007
                                                Recommended    Projected    Projected
                                               ------------    ---------    ---------
Receipts:
Taxes:
  Personal income tax                                18,520       18,864       19,685
  User taxes and fees                                 8,340        7,963        8,176
  Business taxes                                      3,739        3,890        3,967
  Other taxes                                           762          820          878
Miscellaneous receipts                                2,087        1,989        1,821
Transfers from other funds:
  PIT in excess of Revenue Bond debt servic           5,628        5,820        5,985
  Sales tax in excess of LGAC debt service            2,047        2,085        2,152
  Real estate taxes in excess of CW/CA debt             240          245          255
  All other                                             472          311          307
                                               ------------    ---------    ---------
  Total receipts                                     41,835       41,987       43,226
Disbursements:
Grants to local governments                          28,455       30,798       32,660
State operations                                      7,251        7,442        7,676
General State charges                                 3,652        4,109        4,612
Transfers to other funds:
  Debt service                                        1,753        1,850        1,826
  Capital projects                                      187          201          204
  Other purposes                                        587          587          597
                                               ------------    ---------    ---------
  Total disbursements                                41,885       44,987       47,575
                                               ============    =========    =========
Deposit to/(use of) Community Projects Fund             (50)        (150)           0
                                               ============    =========    =========
Margin                                                    0       (2,850)      (4,349)
                                               ============    =========    =========

    GENERAL FUND - PERSONAL INCOME TAX COMPONENTS 2002-2003 THROUGH 2004-2005
                              (millions of dollars)

                              2002-2003       2003-2004         2004-2005
                                Actual        Estimated        Recommended
                              ---------       ---------        -----------
Withholdings                     19,959          22,085             23,104
Estimated Payments                4,855           5,130              5,785
Final Payments                    1,334           1,275              1,645
Delinquencies                       796             595                660
                              ---------       ---------        -----------
  Gross Collections              26,944          29,085             31,194
State/City Offset                  (288)           (270)              (250)
Refund Reserve                    1,050            (577)               693
Refunds                          (4,008) (1)     (4,155) (2)        (4,175) (3)
                              ---------       ---------        -----------
  Reported Tax Collections       23,698          24,083             27,462
STAR                             (2,664)         (2,835)            (2,998)
                              ---------       ---------        -----------
RBTF                             (4,243)         (5,457)            (5,944)
                              ---------       ---------        -----------
  General Fund                   16,791          15,791             18,520
                              =========       =========        ===========

Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2001 liability and payment of $960 million of calendar year 2002 refunds in the last quarter of the State's 2002-03 fiscal year and a balance in the Tax Refund Reserve Account of $627 million.

Note 2: Reflects the payment of the balance of refunds on 2002 liability and the projected payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a projected balance in the Tax Refund Reserve Account of $1.20 billion.

Note 3: Reflects the payment of the balance of refunds on 2003 liability and the projected payment of $960 million of calendar year 2004 refunds in the last quarter of the State's 2004-05 fiscal year and a projected balance in the Tax Refund Reserve Account of $511 million.

                   CASH FINANCIAL PLAN - STATE FUNDS 2003-2004
                              (millions of dollars)

                                                         Special       Capital          Debt
                                           General       Revenue       Projects       Service        (MEMO)
                                            Fund          Funds         Funds          Funds         Total
                                          ----------    ----------    ----------    ----------    ----------
Opening fund balance                             815         1,230          (558)          158         1,645
Receipts:
Taxes                                         27,867         4,458         1,752         8,039        42,116
Miscellaneous receipts                         5,970        10,267         2,690           694        19,621
Federal grants                                   645            12             0             0           657
                                          ----------    ----------    ----------    ----------    ----------
  Total receipts                              34,482        14,737         4,442         8,733        62,394
                                          ==========    ==========    ==========    ==========    ==========
Disbursements:
Grants to local governments                   29,311        10,596         1,221             0        41,128
State operations                               7,055         4,680             0             9        11,744
General State charges                          3,257           413             0             0         3,670
Debt service                                       0             0             0         3,353         3,353
Capital projects                                   0             5         2,212             0         2,217
                                          ----------    ----------    ----------    ----------    ----------
  Total disbursements                         39,623        15,694         3,433         3,362        62,112
                                          ==========    ==========    ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                     7,777           935           266         4,881        13,859
Transfers to other funds                      (2,437)         (215)       (1,081)      (10,240)      (13,973)
Bond and note proceeds                             0             0           248             0           248
                                          ----------    ----------    ----------    ----------    ----------
  Net other financing sources (uses)           5,340           720          (567)       (5,359)          134
                                          ==========    ==========    ==========    ==========    ==========
Change in fund balance                           199          (237)          442            12           416
                                          ==========    ==========    ==========    ==========    ==========
Closing fund balance                           1,014           993          (116)          170         2,061
                                          ==========    ==========    ==========    ==========    ==========

The Special Revenue Funds opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB34.

                   CASH FINANCIAL PLAN - STATE FUNDS 2004-2005
                              (millions of dollars)
                                                         Special        Capital       Debt
                                           General       Revenue       Projects      Service        (MEMO)
                                             Fund         Funds          Funds        Funds         Total
                                          ----------    ----------    ----------    ----------    ----------
Opening fund balance                           1,014           993          (116)          170         2,061
                                          ==========    ==========    ==========    ==========    ==========
Receipts:
Taxes                                         31,361         4,784         1,806         8,657        46,608
Miscellaneous receipts                         2,087        11,352         2,431           647        16,517
Federal grants                                     0            12             0             0            12
                                          ----------    ----------    ----------    ----------    ----------
  Total receipts                              33,448        16,148         4,237         9,304        63,137
                                          ==========    ==========    ==========    ==========    ==========
Disbursements:
Grants to local governments                   28,455        11,336         1,609             0        41,400
State operations                               7,251         4,843             0            22        12,116
General State charges                          3,652           462             0             0         4,114
Debt service                                       0             0             0         3,919         3,919
Capital projects                                   0             2         1,947             0         1,949
                                          ----------    ----------    ----------    ----------    ----------
  Total disbursements                         39,358        16,643         3,556         3,941        63,498
                                          ==========    ==========    ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                     8,387           815           225         5,241        14,668
Transfers to other funds                      (2,527)         (333)       (1,099)      (10,616)      (14,575)
Bond and note proceeds                             0             0           131             0           131
                                          ----------    ----------    ----------    ----------    ----------
  Net other financing sources (uses)           5,860           482          (743)       (5,375)          224
                                          ==========    ==========    ==========    ==========    ==========
Change in fund balance                           (50)          (13)          (62)          (12)         (137)
                                          ==========    ==========    ==========    ==========    ==========
Closing fund balance                             964           980          (178)          158         1,924
                                          ==========    ==========    ==========    ==========    ==========

             CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS 2003-2004
                              (millions of dollars)

                                                    Special       Capital        Debt
                                      General       Revenue      Projects       Service        (MEMO)
                                        Fund         Funds         Funds         Funds         Total
                                     ----------    ----------    ----------    ----------    ----------
Opening fund balance                        815         1,039          (790)          158         1,222
Receipts:
Taxes                                    27,867         4,458         1,752         8,039        42,116
Miscellaneous receipts                    5,970        10,396         2,690           694        19,750
Federal grants                              645        34,921         1,621             0        37,187
  Total receipts                         34,482        49,775         6,063         8,733        99,053
                                     ==========    ==========    ==========    ==========    ==========
Disbursements:
Grants to local governments              29,311        41,684         1,438             0        72,433
State operations                          7,055         7,986             0             9        15,050
General State charges                     3,257           585             0             0         3,842
Debt service                                  0             0             0         3,353         3,353
Capital projects                              0             5         3,610             0         3,615
                                     ----------    ----------    ----------    ----------    ----------
  Total disbursements                    39,623        50,260         5,048         3,362        98,293
                                     ==========    ==========    ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                7,777         3,412           266         4,881        16,336
Transfers to other funds                 (2,437)       (2,654)       (1,087)      (10,240)      (16,418)
Bond and note proceeds                        0             0           248             0           248
                                     ----------    ----------    ----------    ----------    ----------
Net other financing sources (uses)        5,340           758          (573)       (5,359)          166
                                     ==========    ==========    ==========    ==========    ==========
Change in fund balance                      199           273           442            12           926
                                     ==========    ==========    ==========    ==========    ==========
Closing fund balance                      1,014         1,312          (348)          170         2,148
                                     ==========    ==========    ==========    ==========    ==========

The Special Revenue Funds opening fund balance has been increased by $54 million to reflect the reclassification of the Expendable and Non-expendable Trust Funds from the Fiduciary fund type to the Special Revenue fund type pursuant to GASB 34.

             CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS 2004-2005
                              (millions of dollars)

                                                                     Special      Capital        Debt
                                        General       Revenue       Projects      Service       (MEMO)
                                          Fund          Fund          Funds        Funds         Total
                                       ----------    ----------    ----------    ----------    ----------
Opening fund balance                        1,014         1,312          (348)          170         2,148
Receipts:
Taxes                                      31,361         4,784         1,806         8,657        46,608
Miscellaneous receipts                      2,087        11,478         2,431           647        16,643
Federal grants                                  0        34,425         1,840             0        36,265
                                       ----------    ----------    ----------    ----------    ----------
  Total receipts                           33,448        50,687         6,077         9,304        99,516
                                       ==========    ==========    ==========    ==========    ==========
Disbursements:
Grants to local governments                28,455        42,431         1,827             0        72,713
State operations                            7,251         8,027             0            22        15,300
General State charges                       3,652           660             0             0         4,312
Debt service                                    0             0             0         3,919         3,919
Capital projects                                0             2         3,560             0         3,562
                                       ----------    ----------    ----------    ----------    ----------
  Total disbursements                      39,358        51,120         5,387         3,941        99,806
                                       ==========    ==========    ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                  8,387         3,170           225         5,241        17,023
Transfers to other funds                   (2,527)       (2,815)       (1,108)      (10,616)      (17,066)
Bond and note proceeds                          0             0           131             0           131
                                       ----------    ----------    ----------    ----------    ----------
  Net other financing sources (uses)        5,860           355          (752)       (5,375)           88
                                       ==========    ==========    ==========    ==========    ==========
Change in fund balance                        (50)          (78)          (62)          (12)         (202)
                                       ==========    ==========    ==========    ==========    ==========
Closing fund balance                          964         1,234          (410)          158         1,946
                                       ==========    ==========    ==========    ==========    ==========

           GAAP FINANCIAL PLAN - GENERAL FUND 2003-2004 AND 2004-2005
                              (millions of dollars)

                                                                2003-2004    2004-2005
                                                                Estimate    Recommended      Change
                                                               ----------   -----------    ----------
Revenues:
Taxes:
Personal income tax                                                16,547        17,781         1,234
User taxes and fees                                                 7,934         8,436           502
Business taxes                                                      3,194         3,719           525
Other taxes                                                           766           776            10
Miscellaneous revenues                                              8,224         4,940        (3,284)
Federal grants                                                        645             0          (645)
                                                               ----------    ----------    ----------
  Total revenues                                                   37,310        35,652        (1,658)
                                                               ==========    ==========    ==========
Expenditures:
Grants to local governments                                        30,807        31,099           292
State operations                                                    9,796         9,851            55
General State charges                                               2,785         2,998           213
Debt service                                                           24            25             1
Capital projects                                                        0             0             0
                                                               ----------    ----------    ----------
  Total expenditures                                               43,412        43,973           561
                                                               ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                                         11,609        11,883           274
Transfers to other funds                                           (4,535)       (4,593)          (58)
Proceeds from financing arrangements/
 advance refundings                                                   360           340           (20)
                                                               ----------    ----------    ----------
Net other financing sources (uses)                                  7,434         7,630           196
                                                               ==========    ==========    ==========
 (Excess) deficiency of revenues and other financing sources
 over expenditures and other financing uses                         1,332          (691)       (2,023)
                                                               ==========    ==========    ==========
Accumulated Deficit                                                (1,988)       (2,679)
                                                               ==========    ==========

              GAAP FINANCIALPLAN - ALL GOVERNMENTAL FUNDS 2003-2004
                              (millions of dollars)

                                                                 Special       Capital        Debt
                                                   General       Revenue      Projects      Service         (MEMO)
                                                    Fund          Funds         Funds         Funds         Total
                                                 ----------    ----------    ----------    ----------    ----------
Revenues:
  Taxes                                              28,441         4,437         1,770         8,038        42,686
  Patient fees                                            0             0             0           325           325
Miscellaneous revenues                                8,224         2,063           149            87        10,523
Federal grants                                          645        36,980         1,621             0        39,246
                                                 ----------    ----------    ----------    ----------    ----------
  Total revenues                                     37,310        43,480         3,540         8,450        92,780
                                                 ==========    ==========    ==========    ==========    ==========
Expenditures:
Grants to local governments                          30,807        38,396         1,429             0        70,632
State operations                                      9,796         1,528             0             9        11,333
General State charges                                 2,785           199             0             0         2,984
Debt service                                             24             0             0         2,898         2,922
Capital projects                                          0             5         3,283             0         3,288
                                                 ----------    ----------    ----------    ----------    ----------
  Total expenditures                                 43,412        40,128         4,712         2,907        91,159
                                                 ==========    ==========    ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                           11,609         1,181           245         4,957        17,992
Transfers to other funds                             (4,535)       (4,242)       (1,096)      (10,504)      (20,377)
Proceeds of general obligation bonds                      0             0           248             0           248
Proceeds from financing arrangements/
 advance refundings                                     360             0         2,222             0         2,582
                                                 ----------    ----------    ----------    ----------    ----------
Net other financing sources (uses)                    7,434        (3,061)        1,619        (5,547)          445
                                                 ==========    ==========    ==========    ==========    ==========
Excess (deficiency) of revenues and other
 financing sources over expenditures and other
 financing uses                                       1,332           291           447            (4)        2,066
                                                 ==========    ==========    ==========    ==========    ==========

             GAAP FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS 2004-2005
                              (millions of dollars)

                                                             Special      Capital         Debt
                                               General       Revenue      Projects       Service       (MEMO)
                                                Fund          Funds        Funds          Funds         Total
                                             ----------    ----------    ----------    ----------    ----------
Revenues:
Taxes                                            30,712         4,711         1,790         8,692        45,905
Patient fees                                          0             0           326           326
Miscellaneous revenues                            4,940         2,317           257            23         7,537
Federal grants                                        0        36,552         1,840             0        38,392
                                             ----------    ----------    ----------    ----------    ----------
  Total revenues                                 35,652        43,580         3,887         9,041        92,160
                                             ==========    ==========    ==========    ==========    ==========
Expenditures:
Grants to local governments                      31,099        38,951         1,817             0        71,867
State operations                                  9,851         1,610             0            22        11,483
General State charges                             2,998           236             0             0         3,234
Debt service                                         25             0             0         3,236         3,261
Capital projects                                      0             2         3,248             0         3,250
                                             ----------    ----------    ----------    ----------    ----------
  Total expenditures                             43,973        40,799         5,065         3,258        93,095
                                             ==========    ==========    ==========    ==========    ==========
Other financing sources (uses):
Transfers from other funds                       11,883         1,084           201         5,270        18,438
Transfers to other funds                         (4,593)       (4,138)       (1,126)      (11,022)      (20,879)
Proceeds of general obligation bonds                  0             0           131             0           131
Proceeds from financing arrangements/
 advance refundings                                 340             0         1,939             0         2,279
                                             ----------    ----------    ----------    ----------    ----------
Net other financing sources (uses)                7,630        (3,054)        1,145        (5,752)          (31)
                                             ==========    ==========    ==========    ==========    ==========
 (Excess) deficiency of revenues and other
 financing sources over expenditures and
 other financing uses                              (691)         (273)          (33)           31          (966)
                                             ==========    ==========    ==========    ==========    ==========

                        CASHFLOW - GENERAL FUND 2003-2004
                              (millions of dollars)

                                      April -
                                     December
                                       2003         January 2004     February 2004     March 2004
                                     (Actual)       (Projected)      (Projected)       (Projected)          Total
                                  --------------   --------------   --------------   --------------    --------------
Opening fund balance                         815            2,947            6,226            6,499               815
                                  ==============   ==============   ==============   ==============    ==============
Receipts:
Taxes:
  Personal income tax                     11,281            3,188            1,450             (128)           15,791
  User taxes and fees                      5,984              614              533              766             7,897
  Business taxes                           2,296               44               29            1,026             3,395
  Other taxes                                622               55               55               52               784
Tobacco bond proceeds                      4,200                0                0                0             4,200
Miscellaneous receipts                     1,199              169              104              298             1,770
Federal Grants                               645                0                0                0               645
Transfers from other funds                 5,382            1,277              363              755             7,777
                                  --------------   --------------   --------------   --------------    --------------
  Total receipts                          31,609            5,347            2,534            2,769            42,259
                                  ==============   ==============   ==============   ==============    ==============
Disbursements:
Grants to local governments               19,182            1,138            1,747            7,245            29,311
State operations                           6,077              500              267              211             7,055
General State charges                      2,515              237              184              320             3,257
Transfers to other funds                   1,703              193               63              478             2,437
                                  --------------   --------------   --------------   --------------    --------------
  Total disbursements                     29,477            2,068            2,261            8,254            42,060
                                  ==============   ==============   ==============   ==============    ==============
Excess (deficiency) of receipts
 over disbursements                        2,132            3,279              273           (5,485)              199
                                  ==============   ==============   ==============   ==============    ==============
Closing fund balance                       2,947            6,226            6,499            1,014             1,014
                                  ==============   ==============   ==============   ==============    ==============

                        CASHFLOW - GENERAL FUND 2004-2005
                              (millions of dollars)

                                     First        Second         Third         Fourth
                                    Quarter       Quarter       Quarter        Quarter         Total
                                  (Projected)   (Projected)   (Projected)    (Projected)    (Projected)
                                  -----------   -----------   -----------    -----------    -----------
Opening fund balance                    1,014         2,001         2,200          1,222          1,014
Receipts:
Taxes:
  Personal income tax                   6,243         4,264         2,454          5,559         18,520
  User taxes and fees                   2,054         2,162         2,122          2,002          8,340
  Business taxes                          889           894           851          1,105          3,739
  Other taxes                             199           179           191            193            762
Miscellaneous receipts                    547           406           669            465          2,087
Transfers from other funds              2,521         1,996         1,423          2,447          8,387
                                  -----------   -----------   -----------    -----------    -----------
  Total receipts                       12,453         9,901         7,710         11,771         41,835
                                  ===========   ===========   ===========    ===========    ===========
Disbursements:
Grants to local governments             7,354         5,214         5,504         10,383         28,455
State operations                        2,535         2,284         1,790            642          7,251
General State charges                     781         1,495           671            705          3,652
Transfers to other funds                  796           709           723            299          2,527
                                  -----------   -----------   -----------    -----------    -----------
  Total disbursements                  11,466         9,702         8,688         12,029         41,885
                                  ===========   ===========   ===========    ===========    ===========
Excess (deficiency) of receipts
 over disbursements                       987           199          (978)          (258)           (50)
                                  ===========   ===========   ===========    ===========    ===========
Closing fund balance                    2,001         2,200         1,222            964            964
                                  ===========   ===========   ===========    ===========    ===========

Special Considerations. The Financial Plan is necessarily based upon on forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current receipts and spending estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. Certain risks that may affect the Financial Plan are also described in Part I of this Update in the section entitled "Risks and Reserves." both "Special Considerations" and "Risks and Reserves" should be read in their entirety.

Risks to the US Forecast. Although DOB believes that the US is on a sustainable growth path, that belief is contingent upon the absence of any further shocks to the economy. Unpredictable events such as a terrorist attack remain the biggest risk to the economic expansion. Such a shock could induce firms to postpone their spending and hiring plans again, reducing future investment and employment, which in turn could result in lower consumption growth. Moreover, a destructive attack on oil facilities abroad or a policy shift on the part of oil-producing nations could result in higher oil prices than anticipated, having adverse economic repercussions. Similarly, a corporate governance scandal of Enron proportions could dishearten investors, weakening equity prices and business and consumer spending.

If the Federal Reserve Board should initiate a policy of monetary tightening sooner than anticipated, growth could also be more restrained than expected. A significant risk of deflation has now receded, and the Federal Reserve has demonstrated in the past that it can swiftly shift course when it deems necessary. If households demonstrate a weaker response than expected to the fiscal stimulus provided by the tax cut, growth could be weaker than what is reflected in the forecast. In addition, with the personal savings rate now at a relatively low level, there is a risk of a "virtuous reform" y consumers to increase savings in order to readjust their balance sheets. The resulting decline in consumption growth could weaken corporate profits, which could in turn result in lower employment and investment growth. The dollar is at some risk of a sharp adverse reaction by foreign investors. A dollar collapse would impart a substantial inflationary impulse to the economy.

This could well lead to higher interest rates and lower stock prices, both of which would constrict economic activity. This problem could be exacerbated by weaker-than-expected growth among the nation's trading partners, producing weaker export growth than projected.

On the other hand, an economic resurgence that moderately exceeds DOB's expectations is also possible. A more rapid increase in export growth due to either a weakened dollar or faster global growth could generate a somewhat stronger increase in total output than expected. Similarly, lower inflation than expected, perhaps as a result of a substantial drop in the price of oil or stronger productivity growth than expected, could induce the Federal Reserve to postpone interest rate increases, resulting in stronger consumption and investment growth than projected.

Moreover, strong productivity growth could result in higher real wages, supporting faster growth in consumer spending than expected.

Risks to the New York Forecast. In addition to the risks described above for the national forecast, there are risks specific to the New York. Another attack targeted at New York City would once again disproportionately affect the State economy. Any other such shock that had a strong and prolonged impact on the financial markets would also disproportionately affect New York State, resulting in lower income and employment growth than reflected in the current forecast. In addition, if the national and world economies grow more slowly than expected, demand for New York State goods and services would also be lower than projected, dampening employment and income growth relative to the forecast. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with increased activity in mergers and acquisitions and IPOs is possible, resulting in higher wage growth than projected.

The State's economic expansion is just starting to gain momentum, and forecasting at or near a business cycle turning point is fraught with risk. Moreover, the financial markets, which are so pivotal to the direction of the downstate economy, are currently in a state of extreme flux. In the wake of several high-profile scandals, the pace of both technological and regulatory change is as rapid as it has ever been. These circumstances compound even further the difficulty in projecting industry revenues and profits.

Other Risks. On August 6, 2003, the LGAC board of directors, which is comprised of the LGAC chairperson, the State Comptroller, and the Director of DOB, unanimously approved a resolution objecting to the annual payments of $170 million to the City of New York and the refinancing of MAC bonds. The resolution directed LGAC to not participate in the New York City transaction, authorized the co-executive directors of LGAC to engage the services of litigation counsel, and declared that LGAC has no intention to pay such $170 million payments unless legal issues with the transaction (including but not limited to potential LGAC bond covenant violations) are resolved either by litigation or action by the Legislature. The 2004-05 Executive Budget has proposed an alternative approach to provide NYC the fiscal relief it sought, but without the legal uncertainty associated with the current legislation. For the status of this litigation, see the section entitled "Litigation" in Part III of this Update.

The State Comptroller is the Administrative Head of the State Retirement Systems, and Trustee of the assets of those Systems. The proposed 2004-05 Financial Plan assumes pensions reforms will be enacted that reduce the annual increase in employer contribution rates from 137% to 38% of employee salary base. If these pension reform changes (described in Part I) are authorized by the State Legislature, any proposed changes to the method of computing employer contributions would have to be reviewed and approved by the State Comptroller to ensure that such changes (i) do not violate the State Constitution and (ii) are consistent with his fiduciary responsibilities to System members and beneficiaries. The State Comptroller has advised the Division of the Budget that, in his opinion, a number of these changes that would produce the most significant savings could not be implemented without violating the State Constitution, his fiduciary duty or both.

The current State Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For a discussion of certain Federal disallowance risks, see the section entitled "Risks and Reserves" in Part I of this Update.

Five-Year Capital Program and Financing Plan. Section 22-c of the State Finance Law requires the Governor to submit a five-year Capital Program and Financing Plan (the "Plan") with the Executive Budget, and update the Plan by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2004-05 through 2008-09 Capital Program and Financing Plan is contained in the Financial Plan ("Appendix II") of the 2004-05 Executive Budget and can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or by visiting its website at www.budget.state.ny.us.

Total capital spending is projected to be $29.6 billion across the five years of the Plan, an average of $5.9 billion annually. Transportation continues to be largest area of spending, which is projected at $17.1 billion or 58% of total capital spending over the five-year Plan. Spending for education ($4.1 billion), the environment ($3 billion), economic development ($1.7 billion), mental health ($1.4 billion), public protection ($1.1 billion), and health, welfare, and other programs ($1.2 billion) constitutes the remainder of the five-year Plan.

For the five-year period 2004-05 through 2008-09, the Plan projects total issuances of: $686 million in general obligation bonds; $4.9 billion in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $964 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $383 million in SUNY Dormitory Facilities

Revenue Bonds to finance capital projects related to student dormitories; $23 million in Department of Health Revenue Bonds to finance the construction of a new veteran's nursing home at Oxford; and $8.8 billion in State Personal Income Tax Revenue Bonds to finance various capital programs including school construction, university facilities, SUNY community colleges, State court facilities, local highway improvements, prisons, housing, economic development and environmental programs, homeland security, and State facilities. Total debt outstanding is projected to rise from $41.7 billion in 2004- 05 to $44.2 billion in 2008-09, or by an annual average of 1.5%. The projections of State borrowings are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

The Debt Reform Act of 2000 imposed phased-in caps on new debt outstanding and new debt service costs, limited the use of debt to capital works and purposes only, and established a maximum term of 30 years on such debt. The Debt Reform Act applies to all new State-supported debt issued on and after April 1, 2000. The debt reform projections accompanying the Plan estimate that the State will remain in compliance with both debt caps throughout the projection period, with debt outstanding projected to be 2.46% of personal income and debt service to be 2.18% of total governmental receipts. The projected statutory caps for each measure would be 3.65% by 2008-09.

The State has also enacted statutory limits on the amount of variable rate obligations and interest rate exchange agreements that authorized issuers of State-supported debt may enter into. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15% of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15% of total outstanding State-supported debt (exclusive of agreements that minimize State exposure risk). All interest rate exchange agreements are subject to various statutory restrictions such as minimum counterparty ratings, monthly reporting requirements, and the adoption of interest rate exchange agreement guidelines. All the authorized issuers have adopted uniform guidelines as required by statute. As of March 31, 2004, the State expects to have approximately $3.7 billion in net variable rate exposure, including amounts reserved for LIBOR swaps, (or about 9% of total State-supported debt outstanding), and have entered into a total notional amount of $5.2 billion in interest rate exchange agreements (or about 13% of total State-supported debt outstanding). These ratios are expected to increase over the five-year projections but remain below the 15% limitations.

Part II. Part II of this Update contains updated disclosure for the Metropolitan Transportation Authority and the City of New York. It also reprints information on GAAP-basis results for fiscal year 2002-03 and on the State Retirement System that appeared in prior updates to the AIS.

Authorities and Localities. Correction: Under the section entitled "Public Authorities" in the AIS, the table entitled "Outstanding Debt of Certain Authorities" displays the amounts outstanding in actual dollars, not in millions of dollars as the heading of the table indicates.

Metropolitan Transportation Authority. The following information was prepared from information furnished by the Metropolitan Transportation Authority ("MTA") and is provided for informational purposes only. This section is intended to provide readers with a brief summary of State oversight and financial assistance to the MTA. The official financial disclosure of the MTA and its subsidiaries is available by contacting the Metropolitan Transportation Authority, Finance Department, 347 Madison Avenue, 6th Floor, New York, New York 10017 or by visiting the MTA website at www.mta.info/mta/investor.htm. The State assumes no liability or responsibility for any financial information reported by the MTA or for any errors or omissions that may be contained at the MTA website.

The MTA oversees the operation of subway and bus lines in New York City by its affiliates, the New York City Transit Authority and the Manhattan and Bronx Surface Transit Operating Authority (collectively, the "TA"). The MTA operates certain commuter rail and bus services in the New York metropolitan area through the MTA's subsidiaries, the Long Island Rail Road Company, the Metro North Commuter Railroad Company, and the Metropolitan Suburban Bus Authority. In addition, the Staten Island Rapid Transit Operating Authority, an MTA subsidiary, operates a rapid transit line on Staten Island. Through its affiliated agency, the Triborough Bridge and Tunnel Authority ("TBTA"), the MTA operates certain intrastate toll bridges and tunnels. Because fare revenues are not sufficient to finance the mass transit portion of these operations, the MTA has depended on, and will continue to depend on, operating support from the State, local governments and TBTA, including loans, grants and subsidies. If current revenue projections are not realized and/or operating expenses exceed current projections, the MTA may be required to seek additional State assistance, raise fares or take other actions.

On October 28, 2003, the MTA released a revised 2003 budget and a four-year Financial Plan for itself and its affiliates and subsidiaries for 2004 - 2007 (the "2004-2007 Financial Plan"). The 2004-2007 Financial Plan included the fares on the transit and commuter systems and tolls on TBTA's bridges and tunnels that were increased in May 2003. The 2004-2007 Financial Plan expected that all such entities would be able to maintain their respective operations on a self-sustaining basis through 2004 and anticipated budget gaps of $840 million in 2005, $1.34 billion in 2006 and $1.45 billion in 2007. The 2004-07 Financial Plan tracks the final year of the 2000-2004 Capital Programs of the transit and commuter systems (the "2000-2004 Capital Programs") that were approved by the Capital Program Review Board.

On December 18, 2003, the MTA adopted a 2003 final budget estimate that showed an improvement of $152 million in the expected year-end cash balance, as well as an updated 2004 budget. The MTA decided to apply the additional 2003 cash balance to the prepayment of 2005 expenses, thereby lowering the anticipated budget gap in 2005 to $688 million.

On May 4, 2000, the Capital Program Review Board approved the MTA's $17.1 billion 2000- 2004 Capital Programs. Other amendments were subsequently approved raising the total of the programs to $17.9 billion. The 2000-2004 Capital Programs are the fifth approved capital plan since the Legislature authorized procedures for the adoption, approval and amendment of MTA capital programs and is designed to upgrade the performance of the MTA's transportation systems by investing in new rolling stock, maintaining replacement schedules for existing assets, bringing the MTA system into a state of good repair, and making major investments in system expansion projects such as the Second Avenue Subway project and the East Side Access project. The 2000-2004 Capital Programs approved by the Capital Program Review Board assume the issuance of an estimated $11.0 billion in new money MTA bonds. The remainder of the plan is projected to be financed with assistance from the Federal government, the State, The City of New York, and from various other revenues generated from actions taken by the MTA.

Since 1980, the State has enacted several taxes including a surcharge on the profits of banks, insurance corporations and general business corporations doing business in the 12-county Metropolitan Transportation Region served by the MTA and a special one-quarter of one percent regional sales and use tax that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987, State law also has required that the proceeds of a one-quarter of one percent mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA. The 2000-01 Enacted Budget initiated a five-year State transportation plan that included nearly $2.2 billion in dedicated revenue support for the MTA's 2000-2004 Capital Programs. This capital commitment includes approximately $800 million of newly dedicated State petroleum business tax revenues, motor vehicle fees, and motor fuel taxes not previously dedicated to the MTA. State legislation accompanying the 2000-01 Enacted Budget increased the aggregate bond cap for the MTA, TBTA and TA to $16.5 billion in order to finance a portion of the 2000-2004 Capital Programs.

There can be no assurance that all the necessary governmental actions for the current or future capital programs will be taken or that funding sources currently identified will not be decreased or eliminated. As appropriate, the MTA and the Capital Program Review Board may amend the 2000- 2004 Capital Programs from time to time to reflect the level of funding available to pay for the capital projects anticipated to be undertaken during the time period covered by the approved programs. If the 2000-2004 Capital Programs are delayed or reduced, ridership and fare revenue may decline, which could impair the MTA's ability to meet its operating expenses without additional State assistance.

The City of New York. The following information was prepared from information furnished by the City of New York and is provided for informational purposes only. This section is intended to provide readers with a brief summary of the financial condition of the City of New York, which is the largest municipal recipient of State assistance to local governments. The fiscal demands on the State may be affected by the fiscal condition of the City, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State's finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets. The official financial disclosure of the City of New York and financing entities issuing debt on its behalf is available by contacting Raymond J. Orlando, Director of Investor Relations, (212) 788-5875 or contacting the Office of Management and Budget, 75 Park Place,6th Floor, New York, NY 10007. The State assumes no liability or responsibility for any financial information reported by the City of New York.

On June 30, 2003, the City submitted to the State Financial Control Board (the "Control Board") the June Financial Plan for the 2003 through 2007 fiscal years, which relates to the City and certain entities which receive funds from the City, and which reflects changes as a result of the City's expense and capital budgets for the 2004 fiscal year which were adopted on June 27, 2003. The Financial Plan projected revenues and expenditures for the 2003 and 2004 fiscal years balanced in accordance with GAAP, and projected gaps of $2.0 billion, $3.2 billion, and $3.3 billion for fiscal years 2005, 2006, and 2007, respectively.

On January 15, 2004, the City issued the January Financial Plan for the 2004 through 2008 fiscal years, which is a modification to the June Financial Plan. The January Plan reflects the Preliminary Budget for fiscal year 2005 and changes since the June Financial Plan.

The January Financial Plan projects revenues and expenditures balanced in accordance with GAAP for both the 2004 and 2005 fiscal years, and projects gaps of $2.0 billion, $2.9 billion and $2.2 billion in fiscal years 2006, 2007 and 2008, respectively. The January Financial Plan includes proposed discretionary transfers and prepayments in fiscal year 2004 of $1.39 billion, reflecting prepayments of debt service of $695 million due in each of fiscal years 2005 and 2006.

Potential risks to the January Financial Plan include the loss of City savings due to the legal challenge concerning the payment of MAC debt with funds provided by the State, the potential for higher uniform overtime costs, and the failure of the MTA to assume operation of private bus services funded by the City, which total $531 million in fiscal year 2004 and $800 million annually in the 2005 through 2008 fiscal years, as well as assumed State and federal assistance.

In addition, the January Financial Plan does not make any provision for wage increases, other than the pay increases for the 2000-2002 round of bargaining and pay increases to be funded by productivity initiatives. It is estimated that each one percent wage increase for all City employees for subsequent contract periods would cost approximately $212 million annually (including benefits).

The City Comptroller and others have issued reports identifying various risks. In addition, the economic and financial condition of the City may be affected by various financial, social, economic, geo-political and other factors that could have a material effect on the City. The City expects to update its disclosure in the next several weeks. Readers may obtain this disclosure (when available) using the contact information provided above.

Monitoring Agencies. On December 16, 2003, the Office of the State Deputy Comptroller issued a report on the City's November 2003 Financial Plan that identified net risks of $514 million, $591 million, $723 million, and $731 million for City fiscal years 2004 through 2007, respectively. In addition to the risks identified in the report, the report noted that wage increases at the projected inflation rate, without productivity savings, would increase the projected gaps by $770 million, $1.2 billion, $1.6 billion, and $2.1 billion in City fiscal years 2004 through 2007, respectively, and that actions taken by the State to balance its budget next year could adversely affect the City's budget.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office, issue periodic reports on the City's financial plans. Copies of the most recent reports are available by contacting: FCB, 123 William Street, 23rd Floor, New York, NY 10038, Attention: Executive Director; Independent Budget Officer, OSDC, 59 Maiden Lane, 29th Floor, New York, NY 10038, Attention: Deputy Comptroller; City Comptroller, Municipal Building, 6th Floor, One Centre Street, New York, NY 10007-2341, Attention: Deputy Comptroller for Budget; and IBO, 110 William Street, 14th Floor, New York, NY 10038, Attention: Director.

GAAP-Basis Results for Prior Fiscal Years (Reprinted from August 7, 2003 Update to the AIS). On July 29, 2003, the State Comptroller issued the Basic Financial Statements and Other Supplementary Information (the "2002-03 Basic Financial Statements") for the 2002-03 fiscal year. The 2002-03 Basic Financial Statements were prepared in accordance with GASB 34 and other applicable GASB statements. The 2002-03 Basic Financial Statements can be obtained by visiting the Office of the State Comptroller's website, www.osc.state.ny.us, or by contacting the Office of the State Comptroller, 110 State Street, Albany, NY 12236. For a brief summary of the 2002-03 GAAP-basis results, see the section entitled "GAAP-basis Financial Plans" in Part I of this Update.

State Organization

State Retirement Systems (Reprinted from October 30, 2003 Update to the AIS)

General. The New York State and Local Retirement Systems (the "Systems") provide coverage for public employees of the State and its localities (except employees of New York City and teachers, who are covered by separate plans). The Systems comprise the New York State and Local Employees Retirement System and the New York State and Local Police and Fire Retirement System. The Comptroller is the administrative head of the Systems. State employees made up about 34% of the membership during the 2002-03 fiscal year. There were 2,818 other public employers participating in the Systems, including all cities and counties (except New York City), most towns, villages and school districts (with respect to non-teaching employees) and a large number of local authorities of the State.

As of March 31, 2003, 650,543 persons were members and 313,597 pensioners or beneficiaries were receiving benefits. The State Constitution considers membership in any State pension or retirement system to be a contractual relationship, the benefits of which shall not be diminished or impaired. Members cannot be required to begin making contributions or make increased contributions beyond what was required when membership began.

Contributions. Funding is provided in large part by employer and employee contributions. Employers contribute on the basis of the plan or plans they provide for members. Members joining since mid- 1976, other than police and fire members, are required to contribute 3% of their salaries for their first 10 years of membership.

Legislation enacted in May 2003 realigns the Retirement Systems billing cycle to match governments' budget cycles and the legislation also institutes a minimum annual payment. The employer contribution for a given fiscal year will be based on the value of the pension fund and its liabilities on the prior April 1. In addition, employers will be required to make a minimum contribution of at least 4.5% of payroll every year. The legislation also eliminates the State's ability to delay payments when the amounts owed are greater than the amount budgeted, effective in fiscal year 2004-2005. Also, a portion of the 2004-2005 bill may be amortized over a five-year period at 8% interest with the first payment due in 2004-05.

Due to the enactment of this legislation, the State bill due in the fiscal year ending March 31, 2004, payable September 1, 2003, was $481.5 million, of which $396.3 million was paid. The difference with 8% interest will be due on or before March 1, 2006. Employer contributions due from the State for the fiscal year ending March 31, 2005, payable September 1, 2004, are estimated at $1.15 billion or $797 million if the maximum amount is amortized.

Assets and Liabilities. Assets are held exclusively for the benefit of members, pensioners and beneficiaries. Investments for the Systems are made by the Comptroller as trustee of the Common Retirement Fund, a pooled investment vehicle. OSC reports the net assets available for benefits as of March 31, 2003 were $97.4 billion (including $2.3 billion in receivables), a decline of $15.3 billion or 13.6% from the 2001-02 level of $112.7 billion, reflecting, in large part, equity market performance. OSC reports that the present value of anticipated benefits for current members, retirees, and beneficiaries as of March 31, 2003 was $130.5 billion (including $46.1 billion for current retirees and beneficiaries), an increase of $3.5 billion or 2.8% from the 2001-02 level of $127 billion. The funding method used by the Systems anticipates that the net assets, plus future actuarially determined contributions, will be sufficient to pay for the anticipated benefits of current members, retirees and beneficiaries. Actuarially determined contributions are calculated using actuarial assets and the present value of anticipated benefits. Actuarial assets differ from net assets in that they are calculated using a five-year smoothing method for valuing equity investments and using amortized cost instead of market value for bonds and mortgages. Actuarial assets decreased from $125.2 billion in 2002 to $106.7 billion on March 31, 2003. The table below shows the actuarially determined contributions that have been made over the last six years. See also "Contributions" above.

           Net Assets Available for Benefits of the New York State and
                           Local Retirement Systems(1)
                              (millions of dollars)

     Fiscal Year Ended                     Increase/(Decrease)
         March 31        Total Assets(2)     from Prior Year
     -----------------   ---------------   ------------------
           1998              106,319              26.7
           1999              112,723               6.0
           2000              128,889              14.3
           2001              114,044             (11.5)
           2002              112,725              (1.2)
           2003              97,373              (13.6)

-------------
1) Includes relatively small amounts held under Group Life Insurance Plan. Includes some employer contribution receivables. Fiscal year ending March 31, 2003 includes approximately $2.3 billion of receivables.
(2) Includes certain accrued employer contributions to be paid with respect to service rendered during fiscal years other than the year shown.

     Contributions and Benefits New York State and Local Retirement Systems
                              (millions of dollars)

  Ended    All Participating      Local                              Benefits
March 31     Employers(1)      Employers(1)   State(1)   Employees    Paid(2)
--------   -----------------   ------------   --------   ---------   --------
  1998            463              358           105        369        3,395
  1999            292              156           136        400        3,570
  2000            165               11           154        423        3,787
  2001            215              112           103        319        4,267
  2002            264              199            65        210        4,576
  2003            652              378           274        219        5,030

-------------
Sources: State and Local Retirement Systems.
(1) Includes employer premiums to Group Life Insurance Plan.
(2) Includes payments from Group Life Insurance Plan.

Part II

Litigation

Line Item Veto. In Silver v. Pataki, the Speaker of the Assembly of the State of New York challenges the Governor's application of his constitutional line item veto to certain portions of budget bills adopted by the State Legislature contained in Chapters 56, 57 and 58 of the Laws of 1998. By decision dated July 20, 2000, the Appellate Division reversed the January 7, 1999 order of the Supreme Court, New York County, and dismissed the petition. By opinion dated July 10, 2001, the Court of Appeals reversed the decision of the Appellate Division, holding that plaintiff has the capacity and standing to sue as a member of the Assembly. By order dated June 17, 2002, the Supreme Court, New York County, granted defendant's motion for summary judgment, dismissing the complaint. Plaintiff has appealed to the Appellate Division, First Department. On July 22, 2002, the Senate of the State of New York moved in Supreme Court to intervene and for reargument. By decision entered December 11, 2003, the Appellate Division, First Department, affirmed the decision of the Supreme Court, New York County, dismissing the complaint.

Local Government Assistance Corporation. In Local Government Assistance Corporation et al. v. Sales Tax Asset Receivable Corporation and The City of New York (Supreme Court, Albany County), the petitioners challenge, inter alia, the constitutionality of Public Authorities Law section 3238-a, which requires LGAC to annually transfer $170 million to The City of New York. Section 3238-a was enacted in 2003 as part of legislation (Part A4 of Chapter 62 and Part V of Chapter 63 of the Laws of 2003) authorizing the refinancing of debt incurred by the Municipal Assistance Corporation (the "MAC Refinancing Act"). By decision and order dated September 17, 2003, the court held that the MAC Refinancing Act was constitutional. Petitioners have appealed from the decision and order to the Appellate Division, Third Department. By decision and order entered August 27, 2003, the Appellate Division, Third Department granted a preliminary injunction restraining defendants, inter alia, from issuing any bonds pursuant to the MAC Refinancing Act pending appeal.

School Aid. In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964.

It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court's conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

Medicaid. Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (three cases), Healthcare Association of New York State v. DeBuono and Bayberry Nursing Home et al. v. Pataki, et al. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In a decision dated June 3, 2003, involving seven consolidated cases (Matter of St. James Nursing Home v. DeBuono), the Supreme Court, Albany County, partially granted petitioners claims that the State violated the procedural requirements of the Boren Amendment and directed the State to recalculate the Medicaid rates associated with State Plan Amendment 95-23. The court dismissed petitioners' claims as to the Medicaid rates associated with State Plan Amendments 95-24 and 96-24. The State has appealed from this decision.

In related cases, New York Association of Homes and Services for the Aging, Inc.
v. Novello, et al., Valley Health Services v. State and Charles T. Sitrin Health Care Center, Inc., et al. v. SONY, et al., plaintiffs seek judgments declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, amendments to Public Health Law Section 2907-d, enacted as part of Chapter 1 of the Laws of 2002, also known as the Health Care Workforce Recruitment & Retention Act of 2002, or "HCRA 2002,"which impose a 6% assessment on nursing home gross receipts from patient care services and operating income. In a decision dated April 24, 2003, the Court granted summary judgment to defendants dismissing the Sitrin case. Plaintiffs have appealed from this decision.

Empire Conversion. In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95% of the fair market value of the not-for-profit corporation be transferred to a fund designated as the "public asset fund" to be used for the purpose set forth in Section 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002.

By decision dated February 28, 2003, the Supreme Court, New York County, granted the defendants' motions to dismiss. In its decision, the court also granted plaintiffs leave to amend their complaint to assert a new cause of action and deferred decision on plaintiffs' motion for a preliminary injunction. The plaintiffs and defendants have appealed from the February 28, 2003 decision. Plaintiffs served an amended complaint on April 1, 2003. On April 15, 2003, the defendants moved to dismiss the amended complaint. By decision dated October 1, 2003, the court denied defendants' motions to dismiss, except for the motions to dismiss brought by the individually named members of the board of directors of Empire Healthchoice, Inc. The court also declined to vacate the temporary restraining order directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account. Defendants intend to appeal this decision.

Real Property Claims. In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants' answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. On October 1, 2003, the State served the United States Department of the Interior and the United States Department of Justice with a statement of claim asserting that the United States is jointly and severally liable with the State for the $248 million judgment and post-judgment interest. A statement of claim is a precursor to filing a proceeding in the United States Court of Claims.

Annual Information Statement State of New York dated May 30, 2003

Introduction. This Annual Information Statement ("AIS") is dated May 30, 2003 and contains information only through the date. This AIS constitutes the official disclosure information regarding the financial condition of the State of New York (the "State"). This AIS, including the Exhibits attached hereto, should be read in its entirety, together with any update or supplement issued during the fiscal year.

In this AIS, readers will find:

1. A section entitled the "Current Fiscal Year" that contains (a) the Enacted Budget Financial Plan prepared by the Division of the Budget ("DOB"), including the State's official Financial Plan projections and
        (b) a discussion of potential risks that may affect the State's Financial Plan during the current fiscal year under the heading "Special Considerations."

2. Information on other subjects relevant to the State's fiscal condition, including: (a) operating results for the three prior fiscal years, (b) the State's revised economic forecast and a profile of the State economy, (c) debt and other financial activities, (d) governmental organization, and (e) activities of public authorities and localities.

3. The status of significant litigation that has the potential to adversely affect the State's finances.

DOB is responsible for organizing and presenting the information that appears in this AIS on behalf of the State. In preparing the AIS, DOB relies on information drawn from several sources, including the Office of the State Comptroller ("OSC"), public authorities, and other sources believed to be reliable, but its presentation herein has not been subject to an independent audit process by DOB. Information relating to matters described in the section entitled "Litigation" is furnished by the Office of the State Attorney General.

During the fiscal year, the Governor, the State Comptroller, State legislators, and others may issue statements or reports that contain predictions, projections or other information relating to the State's financial condition, including potential operating results for the current fiscal year and projected baseline gaps for future fiscal years, that may vary materially from the information provided in this AIS. Investors and other market participants should, however, refer to this AIS, as revised, updated, or supplemented, for official information regarding the financial condition of the State.

The State plans to issue updates to this AIS on a quarterly basis (generally in July, November and January of each fiscal year) and may issue supplements or other disclosure notices as events warrant. The State intends to announce publicly whenever an update or a supplement is issued. The State may choose to incorporate by reference all or a portion of this AIS in Official Statements or related disclosure documents for State or State-supported debt issuance.

Readers may obtain information copies of the AIS, updates, and supplements by contacting Mr. Louis Raffaele, Chief Budget Examiner, New York State Division of the Budget, State Capitol, Albany, NY 12224 (518) 473-8705. This AIS has also been filed with the Nationally Recognized Municipal Securities Information Repositories. The Basic Financial Statements for the 2002-03 fiscal year are expected to be available in July 2003 and may be obtained from the Office of the State Comptroller, 110 State Street, Albany, NY 11236. Informational copies of this AIS are available electronically on the DOB website at www.budget.state.ny.us. Typographical or other errors may have occurred in converting the original source documents to their digital format, and DOB assumes no liability or responsibility for errors or omissions contained at the Internet site.

Current Fiscal Year. The State's current fiscal year began on April 1, 2003 and ends on March 31, 2004. On March 31, 2003, the State Legislature enacted appropriations for all State-supported, contingent contractual, and certain other debt service obligations for the entire 2003-04 fiscal year. On May 2, 2003, the Legislature completed action on the remaining appropriations and accompanying legislation constituting the budget for the 2003-04 fiscal year. The Governor vetoed substantial portions of the budget revisions enacted by the Legislature, but the Legislature overrode the vetoes on May 15, 2003. Accordingly, DOB issued the Enacted Budget Financial Plan on May 28, 2003 that reflected final action on the 2003-04 State Budget by the Legislature.

The Enacted Budget Financial Plan set forth below was prepared by the DOB and reflects actions by the State Legislature through the date of this AIS. The Enacted Budget Financial Plan contains estimates and projections of future results that should not be construed as statements of fact. These estimates and projections are based upon various assumptions that may be affected by numerous factors, including future economic conditions in the State and nation and potential litigation concerning actions by the State Legislature in enacting the 2003-04 budget. There can be no assurance that actual results will not differ materially and adversely from the estimates and projections contained in the Enacted Budget Financial Plan.

Enacted Budget Financial Plan

Overview. The 2003-04 Executive Budget reflected recommendations to close a combined 2002-03 and 2003-04 budget gap of over $11.5 billion. These recommendations included savings from spending restraint of $6.3 billion, tobacco securitization proceeds of $3.8 billion, and revenue/fee increases of $1.4 billion. Assuming these budget recommendations were enacted in their entirety, the Executive Budget projected potential outyear budget gaps of $2.8 billion in 2004-05 and $4.1 billion in 2005-06. The Legislature completed action on the budget for the 2003-04 fiscal year on May 15, overriding the Governor's vetoes of $3.2 billion in tax increases and spending additions. DOB ("DOB") analysis of the Enacted Budget, which is detailed in this report and in preliminary report released on May 1, 2003/3/, indicates that changes since the Executive Budget will increase General Fund spending by $2.3 billion above the levels recommended by the Governor. As compared to the Executive Budget, revenues are projected to increase by $1.4 billion, reflecting enacted tax and revenue increases offset by lower revenue results for 2002-03 and the April income tax settlement. This leaves the General Fund Financial Plan with a potential imbalance of roughly $900 million in 2003-04, and increases the outyear gaps by $3.7 billion in 2004-05 and $4.2 billion in 2005-06, before potential benefits provided by recently enacted Federal aid changes and savings from a Fiscal Management Plan being developed. Also excluded are revenues from certain measures enacted by the Legislature that DOB considers to be highly speculative at this time. The combination of Federal aid and management actions will keep the 2003-04 budget in balance and are discussed in more detail later in this report.

Summary of General Fund Revenue Changes. egislative changes are projected to increase revenues by $1.9 billion in 2003-04, $1.4 billion in 2004-05, and $605 million in 2005-06. The outyear values of the revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. In addition to these changes, revenues are projected to decrease from the Executive Budget forecast by $462 million in 2003-04 primarily due to the impact of 2002-03 actuals on the current year, and the April 2003 income tax settlement. The net 2003- 04 revenue change since the Executive Budget is therefore $1.4 billion. Not counted within these revenue totals are certain other revenue measures adopted by the Legislature that DOB considers to be speculative. Examples include receipts from video lottery terminals ("VLTs") at racetracks, collection of cigarette and motor fuel taxes on Indian reservations, and use tax collections. Net revenue changes since the Executive Budget include the following:

----------
/3/ Note: Reported in the May 2, 2003 Supplement to the 2002-03 AIS.

         Net Revenue Changes from 30-Day Estimates Increases (Decreases)
                              (millions of dollars)

                                   2003-04         2004-05         2005-06
Personal Income Tax Surcharge      1,400           1,200           1,000
Increase Sales Tax by 1/4 Cent       450             572             100
Restrict Sales Tax on Clothing        86            (315)           (435)
Recapture Bonus Depreciation          58             100              90
Redirect State Sales Tax to NYC     (170)           (170)           (170)
Revenue Losses                      (462)           (609)           (609)
All Other                             39              20              20
Net Revenue Increases              1,401             798              (4)

These revenue changes and speculative revenue sources are described in more detail later in this report.

Summary of General Fund Spending Changes. General Fund spending is projected to increase from the Executive Budget by a net $2.3 billion in 2003-04, $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects net legislative restorations and adds to the Governor's 2003-04 Executive Budget, including the denial of the Governor's pension reform proposals included in the Executive Budget ($434 million in 2004-05 and $197 million in 2005-06, after deferring required 2003-04 payments with interest to 2005-06). It also reflects increased outyear costs resulting from the May 15, 2003 school aid database update ($184 million in 2004-05 and $60 million in 2005-06).

In addition, the net spending changes include costs DOB projects but which the Legislature believes may not occur. Examples include a $200 million lump sum appropriation for member items which DOB values at $200 million in costs and which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable; and higher costs associated with shelter allowances for welfare recipients.

             Net General Fund Spending Changes from 30-Day Estimates
                              Increases (Decreases)
                              (millions of dollars)

                                                     2003-04   2004-05   2005-06
 Medicaid (including HCRA)                               840     1,681     1,494
 School Aid (including 5/15 Database update)             599     1,354     1,409
 Member Items                                            200         0         0
 Higher Education                                        193       323       303
 Handicapped/All Other Education                         132       110       111
 Welfare                                                 114       157       157
 Public Health                                            40       100       136
 General State Charges (including pension deferral)       34       555       338
 State Operations                                          2        94       102
 All Other                                               171       132       101
 Net Spending Increases                                2,325     4,506     4,151

These spending changes are described in more detail later in this report.

Spending Projections. As a result of the deferred tobacco securitization proceeds and payment delays, 2002-03 actual receipts and disbursements were understated by $1.9 billion and 2003-04 estimates will be overstated by a like amount. To provide a meaningful year-to-year comparison of receipts and disbursements, the 2002- 03 actuals and 2003-04 Enacted Budget estimates have been adjusted for this transaction in most of the tabular data in this report. Specifically, Miscellaneous Receipts and various spending categories (mainly Grants to Local Governments) were increased by $1.9 billion in 2002-03 and decreased by a like amount in 2003-04. (See Financial Plan tables at the end of this report for the detailed adjustments.)

                     2002-03 General Fund Payment Deferrals
                              (millions of dollars)

    School Aid                                                1,312
    CUNY Senior Colleges                                        219
    Medicaid Payment to Counties                                 82
    Education                                                    54
    Welfare                                                      47
    All Other                                                   186
    Total Payment Deferrals                                   1,900

The following table summarizes current spending levels for the General Fund, State Funds and All Governmental Funds under the 2003-04 Enacted Budget, after adjusting for the 2002-03 payment deferrals.

                                 2003-04 Spending Projections
                                    (millions of dollars)

                              2002-03            2003-04          $ Change      % Change
                          Adjusted Actuals   Adjusted Enacted   from 2002-03   from 2002-03
                          ----------------   ----------------   ------------   ------------
 General Fund                  39,513             40,837            1,324           3.4
 State Funds                   57,712             61,087            3,375           5.8
 All Governmental Funds        90,956             94,474            3,518           3.9

Note: Adjusted actuals account for the impact of $1.9 billion in spending deferrals described earlier that would reduce 2002-03 actual spending and increase 2003-04 estimates from the amounts shown above.

Annual spending is projected to increase by $1.3 billion (3.4%) in the General Fund, by $3.4 billion (5.8%) in State Funds, and by $3.5 billion (3.9%) in All Governmental Funds. These changes are explained in more detail below, and do not reflect any increased Federal aid or possible spending reductions associated with the Fiscal Management Plan.

Fiscal Management Plan/Federal Assistance. The recently enacted Federal economic stimulus legislation provides $20 billion nationwide in fiscal relief to states, to be distributed as $10 billion in revenue sharing grants and $10 billion from a 15-month increase in the Federal share of Medicaid. DOB expects New York to receive $2.1 billion as a result of this legislation over the next two State fiscal years. The State's revenue sharing grant is estimated to be $645 million. The impact of the 2.95% increase in the Federal share of Medicaid costs is estimated to yield $1.4 billion for the State and its local governments. The State's share of this total is roughly $900 million.

In order to manage cash flow, assure budget balance in the current fiscal year, and begin to address significant 2004-05 and 2005-06 budget gaps, the Governor has directed DOB to develop a Fiscal Management Plan to reduce State operations costs, curtail non-essential spending, and identify other cost containment actions to bring the General Fund into balance. This plan will be developed in cooperation with State agency managers and is expected to be detailed by the time the State's First Quarterly Financial Plan Update is released in July. Elements of the plan are expected to include:

     . Continuing statewide austerity measures that limit discretionary spending, ban non-essential travel, and restrict or terminate lower-priority capital spending and other contractual liabilities.

     . Mandating agency management plans to eliminate, consolidate, and streamline governmental services.

     .    Making significant further reductions in the State workforce.

     .    Maximizing Federal aid.

     . Developing cost containment proposals that can be presented for legislative action later this year.

As noted in the messages accompanying the Governor's vetoes, certain appropriations and spending authorizations may be legally flawed. The State will review all such authorizations and continue to assess the degree to which any legal deficiencies may reduce overall spending levels.

DOB will also monitor and work to achieve additional revenues, as specified in the Senate Finance Committee Staff Report on the Budget, from certain measures enacted by the Legislature that DOB believes are speculative in nature and thus not reflected in the Financial Plan. These include Video Lottery Terminals ("VLTs") at racetracks (legislative value of $150 million), collection of cigarette and motor fuel taxes on Indian Reservations (legislative value of $186 million), and collection of use tax (legislative value of $25 million), as well as other measures that the Legislature believes will reduce the outyear gaps (casino revenue and streamlined sales tax are examples).

Explanation of the Financial Plan. The State's Enacted Budget Financial Plan forecasts receipts and disbursements for the fiscal year. The economic forecast of DOB and the State's tax and fee structure serve as the basis for projecting receipts. After consulting with public and private sector experts, DOB prepares a detailed economic forecast for both the nation and New York, showing Gross Domestic Product ("GDP"), employment levels, inflation, wages, consumer spending, and other relevant economic indicators. It then projects the yield of the State's revenue structure against the backdrop of these forecasts. Projected disbursements are based on agency staffing levels, program caseloads, levels of service needs, formulas contained in State and Federal law, inflation and other factors. The factors that affect spending estimates vary by program. For example, welfare spending is based primarily on anticipated caseloads that are estimated by analyzing historical trends, projected economic conditions and changes in Federal law. In criminal justice, spending estimates are based on recent trends and data from the criminal justice system, as well as on estimates of the State's prison population. All projections account for the timing of payments, since not all the amounts appropriated in the Budget are disbursed in the same fiscal year.

The State's Fund Structure. The State accounts for all of its spending and receipts by the fund in which the activity takes place (such as the General Fund or the Capital Projects Fund), and the broad category or purpose of that activity (such as State Operations or Capital Projects). The Financial Plan tables sort all State projections and results by fund and category.

The General Fund receives the majority of State taxes. State Funds include the General Fund and funds specified for dedicated purposes, with the exception of Federal Funds. The All Governmental Funds Financial Plan, which includes State Funds and Federal Funds, is comprised of four major fund types, and includes:

..    The General Fund, which receives most of the State's tax revenue and accounts for spending on programs that are not supported directly by dedicated fees and revenues;

..    Special Revenue Funds, which receive Federal grants, certain dedicated taxes, fees and other revenues that are used for a specified purpose;

..    Capital Projects Funds, which account for costs incurred in the construction and reconstruction of roads, bridges, prisons, and other infrastructure projects; and

..    Debt Service Funds, which pay principal, interest and related expenses on long-term bonds issued by the State and its public authorities.

Within each of these fund types, revenues and spending are classified by major categories of the Financial Plan (e.g., Taxes, Miscellaneous Receipts, Grants to Local Governments, State Operations). Activity in these Financial Plan categories is described in greater detail later in this Report. Summary charts display the annual change for each category of the Financial Plan, and a narrative explanation of major changes follows each chart. The tables at the end of the Report summarize projected General Fund, State Funds and All Governmental Funds receipts and disbursements for the 2003-04 fiscal year.

                       2003-04 General Fund Financial Plan
                          Where It Comes/Where It Goes
                      General Fund 2003-04 Adjusted Enacted

            [CHART APPEARS HERE]                 [CHART APPEARS HERE]

The General Fund is the principal operating fund of the State and is used to account for all financial transactions except those required to be accounted for in another fund. It is the State's largest fund and receives almost all State taxes and other resources not dedicated to particular purposes. In the State's 2003-04 fiscal year, the General Fund is expected to account for approximately 41% of All Governmental Funds disbursements. General Fund moneys are also transferred to and from other funds, primarily to support certain capital projects and debt service payments in other fund types. The graphs above depict the components of projected receipts and disbursements in the General Fund (in percent).

Many complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State Financial Plan and increase the likelihood that current projections will differ materially from the projections set forth in this Enacted Budget Report. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and organizations that are not subject to the State's control. The 2003-04 Enacted Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

National Economy. US economic growth slowed to 1.6% during the first quarter of 2003, partly due to severe weather conditions and the uncertainty surrounding the war in Iraq. Now that the war is over, the nation's economic recovery is expected to gain momentum. The national economy grew at a slower pace than anticipated in the Executive Budget during early 2003. However, higher growth toward the end of the year is expected to bring real US GDP growth up to 2.3% for 2003, only slightly below the Executive Budget projection of 2.4%. Buttressed by low inflation and high productivity growth, the national economy is expected to grow 3.4% during 2004.

Although a boost in Federal spending contributed positively to GDP growth, the impact of the war on the labor market was clearly negative, with 220,000 reservists having been called up for duty as of April 2003. The Budget Division now expects no net growth in employment for 2003, compared to the 0.6% growth projected in the Executive Budget. Income growth for 2003, especially in wages, is also expected to be modestly below the Executive Budget projection. This is mainly due to the downward revision made to the data for the third quarter of 2003 by the US Bureau of Economic Analysis.

Higher output growth toward the end of this year is expected to be fueled by a rebound in private investment activity. If business sector financial conditions do not improve, hiring may be delayed, leading to an even weaker labor market than now anticipated. On the positive side of the ledger, given the current and lagged effects of expansionary monetary and fiscal policy, the economy could grow faster than expected. A lower dollar could lead to higher exports and, therefore, higher output growth.

                            Major Economic Indicators

                                        2002           2003           2004
                                        ----           ----           ----
Gross Domestic Product (real)            2.4            2.3            3.4
Personal Income                          2.8            3.8            5.2
Corporate Profits                       (0.7)          12.7           15.2
Unemployment Rate                        5.8            5.8            5.5
Consumer Price Index                     1.6            2.5            2.3

Note: Numbers above are percent change/calendar year, except for unemployment rate. The New York State Division of the Budget estimates are based on National Income and Product Account data through April 2003, except for nonagricultural employment and the unemployment rate which are based on U.S. Department of Labor data through early May 2003.

State Economy. The September 11th terrorist attack had a more severe impact on the New York economy than on that of any other state. Therefore, not surprisingly, the State's economy is only now emerging from the most recent recession. DOB now estimates that State employment fell 1.8% in 2002, and wage income is estimated to have declined 3.8%. The unemployment rate for 2002 was 6.1% and is expected to remain virtually unchanged for 2003. Employment growth was weaker than expected during the last quarter of 2002. The weaker job base, combined with the sluggishness of the national economic recovery, has led DOB to anticipate marginally lower employment growth for the 2003-04 State fiscal year than projected in the Executive Budget. Growth in wages and salaries is expected to be marginally lower as well.

In addition to the risks associated with the national economic forecast, there are specific risks to the State economy. Chief among them is a more prolonged downturn in the financial sector than is currently projected, producing sharper declines in both employment and compensation. Moreover, significant numbers of business relocations out of the State could imply slower job and income growth as well. In contrast, a stronger national economy than expected could result in stronger equity market growth and, in turn, a stronger demand for financial market services, fueling a rebound in income growth in that sector.

                            Major Economic Indicators

                                           2002            2003            2004
                                           ----            ----            ----
Personal Income                            0.0             3.0              4.1
Nonagricultural Employment                (1.8)            0.3              1.0
Unemployment Rate                          6.1             6.0              5.5

Numbers above are percent change/calendar year. Personal income and nonagricultural employment growth for 2002 and all forecasts for 2003 and 2004 are projected by DOB.

General Fund Revenue Actions. Revenue actions included with the 2003-04 Enacted Budget include: a personal income tax increase ($1.4 billion); a limited liability company filing fee increase ($26 million); income tax withholding for certain partnerships ($15 million); reduced interest for late refunds ($5 million); increasing the State sales tax rate from 4% to 4.25% ($450 million); temporarily replacing the permanent sales tax exemption on items of clothing and shoes priced under $110 with a sales tax free week in August 2003 and another in January 2004 for the same items and thresholds ($449 million); including the New York City cigarette excise tax in the sales tax base ($7 million); changing the tax structure for insurance companies ($158 million); decoupling from the Federal bonus depreciation provisions ($58 million); decoupling from Federal expensing provisions for SUVs; and reducing the time period for collecting abandoned property related to the demutualization of insurance companies ($75 million). In total, the Budget includes over $2.4 billion in revenue actions including those contained in the Executive Budget.

As part of the Enacted Budget, the Legislature also enacted tobacco securitization legislation that creates a bankruptcy-remote corporation to securitize all or a portion of the State's future share of tobacco settlement payments. The corporation will issue debt backed by payments from the tobacco industry under the master settlement agreement (MSA) and a contingent-contractual obligation on behalf of the State to pay debt service if MSA payments prove insufficient. The structure is designed to reduce overall borrowing costs to a level comparable to a typical State bond sale.

The Financial Plan assumes net proceeds of $3.8 billion ($1.9 billion on an adjusted basis) from this transaction in 2003-04 and $400 million in 2004-05; these amounts are reflected as miscellaneous receipts in the Financial Plan. It is possible that, in order to reduce costs of issuance, take advantage of current low interest rates and improve its cash flow balances, the State may securitize amounts sufficient to receive the entire $4.2 billion in 2003-04, reserving the $400 million for 2004-05 budget balance.

General Fund Receipts. Total General Fund receipts in support of the 2003-04 Financial Plan are projected to be $39.84 billion, an increase of $544 million from the $39.30 billion recorded in 2002-03. This total includes $28.56 billion in tax receipts, $3.67 billion in miscellaneous receipts, and $7.61 billion in transfers from other funds. The increase largely reflects the impact of revenue actions adopted with the Budget. There are additional legislative actions enacted with the 2003-04 Budget that may have a positive impact on revenues but are too speculative at this point to value with any confidence, including the addition of a use tax line on the personal income tax return, non-resident sales of real property, six-day liquor sales, and VLTs.

                              General Fund Receipts
                              (millions of dollars)

                        2002-03 Adjusted   2003-04 Adjusted                      Change from
                             Actuals           Enacted        Annual $ Change   30-Day Estimate
                        ----------------   ----------------   ---------------   ---------------
Total Tax Receipts            27,977            28,561              584                 1,148
All Other Receipts            11,319            11,279              (40)                  255
Total Receipts                39,296            39,840              544                 1,403

General Fund receipts net of refund reserve account transactions are estimated at $39.69 billion for 2003-04. Adjusting for the impact of revenue actions, General Fund tax receipts have been reduced by $463 million from estimates released with the 30-day amendments to the Executive Budget. This revision reflects several factors including: the impact of lower-than-anticipated 2002-03 receipts on the 2003-04 revenue base; a modest net loss in personal income tax receipts due to a lower-than-expected net settlement of 2002 income tax liability in April and May; and continued weakness in corporate tax collections.

                               Personal Income Tax
                              (millions of dollars)

          2002-03        2003-04 Adjusted    Annual      Change from
      Adjusted Actuals        Enacted       $ Change   30-Day Estimate
      ----------------   ----------------   --------   ---------------
           16,791             16,285         (506)           833

General Fund personal income tax receipts are projected to decrease by $506 million from 2002-03. This is due to economic improvement in 2003-04 and enactment of a temporary tax increase, more than offset by a lower settlement for 2002 tax returns, a reduction in revenue reserves flowing through the refund reserve accounts, and a higher deposit into the Revenue Bond Tax Fund. Overall, net of law changes, personal income tax payments associated with the 2002 tax year are down modestly from what was anticipated in the Executive Budget.

The estimate for withholding tax collections increased by $1.03 billion from the Executive Budget estimate, reflecting the enacted temporary tax increase offset somewhat by lower wage growth than forecast with the Executive Budget. Estimated tax installment payments have been increased by $300 million, again reflecting the enacted temporary tax increase. Additionally, reflecting April and May results on the settlement of 2002 tax liabilities, the estimate for payments with final returns has been increased by $100 million and the estimate for refunds has been increased by $175 million. The estimate for delinquent collections of the personal income tax has been reduced by $50 million, reflecting the State tax amnesty program bringing greater-than-expected receipts forward into 2002-03.

General Fund personal income tax receipts, including refund reserve account transactions, are expected to be $833 million higher than the 30-day amendments to the Executive Budget adjusted for a higher net contribution from the refund reserve account. This increase is due to the temporary tax increase, offset somewhat by the lower-than-anticipated income tax settlement for 2002 tax liability, lower withholding resulting from a weaker-than-expected economy for 2003-04, lower expected assessment collections, and a higher STAR fund deposit due to the Legislature's rejection of the STAR spending limitation proposed in the Executive Budget.

                               User Taxes and Fees
                              (millions of dollars)

2002-03 Adjusted                                             Change from 30-Day
    Actuals       2003-04 Adjusted Enacted  Annual $ Change       Estimate
----------------  ------------------------  ---------------  ------------------
     7,063                  8,007                 944               499

Receipts for user taxes and fees for 2003-04 are projected to total $8.01 billion, an increase of $944 million from reported 2002-03 collections. Included in this category are: receipts from the State sales tax, cigarette and tobacco products taxes; alcoholic beverage taxes and fees; and motor vehicle license and registration fees. The projected growth in sales tax cash receipts of 15.1% is largely attributable to the enactment of a temporary increase in the overall tax rate (to 4.25%) and a change in the clothing and footwear exemption. The Enacted Budget eliminated the exemption on items of clothing and footwear for one year, effective June 1, 2003, and replaced it with two temporary one-week exemptions with the same $110 thresholds -- one in August 2003 and another in January 2004. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 4.3%. The decline in General Fund cigarette tax receipts is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are expected to rise by $499 million from the 30-day amendments to the Executive Budget. This adjustment mainly reflects tax increases contained in the Enacted Budget.

                                 Business Taxes
                              (millions of dollars)

          2002-03            2003-04         Annual      Change from
      Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
      ----------------   ----------------   --------   ---------------
           3,380              3,498           118           (184)

Receipts for business taxes for 2003-04 are projected to total $3.50 billion, an increase of $118 million from 2002-03 collections. Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Business tax receipts for 2003-04 have been revised down by $184 million from the 30-day amendments to the Executive Budget to reflect lower 2002-03 actuals during closeout and anticipated enhanced refund activity. These negatives in 2002-03 have been offset by the effect of decoupling from the Federal bonus depreciation.

Corporate franchise tax receipts have been revised down by $141 million from the 30-day amendments to the Executive Budget. The difference is attributable to a closeout adjustment and enhanced refund activity. These reductions are offset by an increase in revenues of $58 million based on decoupling from Federal bonus depreciation provisions. Corporation and utilities taxes, and insurance franchise tax receipts remain unchanged from the 30- day Executive Budget estimate. Bank tax receipts are estimated to be $43 million lower than the 30-day Executive Budget estimate. This result is primarily attributable to continued weak earnings growth, and the decline in the 2002-03 base.

                                   Other Taxes
                              (millions of dollars)

          2002-03            2003-04         Annual      Change from
      Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
      ----------------   ----------------   --------   ---------------
            743                 771            28             0

Other tax receipts are now projected to total $771 million or $28 million above last year's amount. Sources in this category include the estate and gift tax, the real property gains tax and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax and to reduce the estate and pari-mutuel taxes have significantly reduced the yield from this category of receipts. Other taxes estimated in this category are unchanged from the 30-day estimate.

                             Miscellaneous Receipts
                              (millions of dollars)

           2002-03           2003-04         Annual      Change from
      Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
      ----------------   ----------------   --------   ---------------
            3,991              3,669          (322)          90

Miscellaneous Receipts are expected to reach $3.67 billion, a decrease of $322 million from 2002-03 and an increase of $90 million from the 30-day estimate. The annual decrease in receipts is the result of several non-recurring actions taken in the 2002-03 Enacted Budget, including transferring available balances from various State authorities. The increase in receipts from the 30-day estimates is attributed to a delay in the collection of a settlement recovery from various Wall Street firms originally expected in 2002-03, as well as the net impact of several legislative actions, which on balance increase receipts by an estimated $50 million.

                           Transfers From Other Funds
                              (millions of dollars)

                                                                                               Change from
                                       2002-03 Adjusted   2003-04 Adjusted                        30-Day
                                            Actuals           Enacted        Annual $ Change     Estimate
                                       ----------------   ----------------   ---------------   ------------
PIT in Excess of Revenue Bond Debt             4,215            5,125                 910             260
Service
Sales Tax in Excess of LGAC Debt
Service                                        1,919            1,853                 (66)           (146)
Real Estate Taxes in Excess of CW/CA
Debt Service                                     263              202                 (61)              0
All Other Transfers                              931              430                (501)             51
Total Transfers From                           7,328            7,610                 282             165

Transfers from other funds are expected to total $7.61 billion, or $282 million more than total receipts from this category during 2002-03 and $165 million higher than the 30-day estimates. The $910 million year-to-year increase in transfers of personal income tax ("PIT") in excess of revenue bond debt service requirements is primarily attributable to higher dedicated PIT receipts ($1.1 billion), including legislative tax increases, offset by increased debt service requirements ($222 million). The $260 million net increase from the 30-day estimate reflects the legislative tax increases, offset by increased debt service costs.

The annual decrease of $66 million in transfers from the sales tax in excess of LGAC debt service reflects increased debt service requirements ($67 million) and an annual payment to New York City intended to cover debt service costs related to restructuring NYC MAC debt for City fiscal relief ($170 million), offset by increased sales tax receipts ($171 million). The 2003-04 estimate is $146 million lower than the 30-day estimate primarily due to the legislation requiring a payment of State sales tax to New York City.

Provisions enacted with the 2003-04 Budget relating to the Local Government Assistance Corporation ("LGAC") and the Municipal Assistance Corporation of the City of New York ("MAC") appear to intend that the State assume responsibility for debt service payments on the remaining $2.5 billion in outstanding MAC bonds. Thirty annual payments of $170 million from sales tax receipts dedicated to LGAC are authorized to be pledged to a New York City-created not-for-profit corporation allowing the maturity of the debt to be extended through 2034, well beyond the original 2008 maturity of the outstanding MAC debt. The structure of this bonding may be flawed and counsel are continuing to evaluate the constitutional and legal issues raised by the legislation, the implications on the State's Debt Reform Act of 2000, and the impact on LGAC and other bondholders. The annual decline of $61 million in transfers from the real estate transfer tax is due to a projected decrease in tax receipts ($43 million) and an increase in Clean Water/Clean Air debt service requirements ($18 million). The 2003-04 enacted estimate is unchanged from the 30-day estimate.

The $501 million expected annual decrease in all other transfers is primarily due to the loss of onetime 2002-03 transfers from the Environmental Protection Fund ($269 million) and Federal reimbursement of World Trade Center related costs ($231 million). All other transfers increased by $51 million from the 30-day estimates due to an increase in expected receipts for the Waste Tire Management Recycling Act ($20 million) and one-time transfers from various non-General funds ($31 million).

General Fund Disbursements

                           General Fund Disbursements
                              (millions of dollars)

                                                                                       Change from
                                      2002-03 Adjusted   2003-04 Adjusted    Annual      30-Day
                                          Actuals            Enacted        $ Change    Estimate
                                      ----------------   ----------------   --------   -----------
Welfare                                       496               1,127            631           114
General State Charges                       2,732               3,199            467            34
Member Items                                  105                 455            350           200
Medicaid (including HCRA)                   5,951               6,269            318           840
Public Health                                 525                 566             41            40
School Aid (including 5/15 database        12,278              12,312             34           599
update)
Handicapped/All Other Education             1,341               1,323            (18)          132
Higher Education                            1,528               1,488            (40)          193
State Operations                            7,715               7,168           (547)            2
All Other                                   6,842               6,930             88           171
Total General Fund Disbursements           39,513              40,837          1,324         2,325

Total General Fund disbursements, including transfers to support capital projects, debt service and other purposes, are estimated at $40.84 billion for 2003-04, an increase of $1.32 billion or 3.4% from 2002-03. The annual growth in spending is primarily attributable to the use of non-recurring offsets in the previous fiscal year for welfare assistance programs ($631 million), higher costs for General State Charges mostly due to pensions and health insurance ($467 million), additional spending for member items ($350 million), and growth in Medicaid ($318 million), offset by lower State Operations spending ($547 million). The annual change in spending is explained by financial plan category in more detail below.

Total projected spending in the 2003-04 Enacted Budget is $2.33 billion higher than the level recommended in the Governor's Executive Budget. Spending changes primarily reflect net legislative restorations and adds in Medicaid ($840 million), school aid ($599 million), funding for member items ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million).

In addition, the net spending changes include certain costs resulting from the Legislature's action or inaction on several spending items. Examples include a $200 million lump sum appropriation for member items which the Legislature valued at $100 million; various Medicaid savings DOB believes are not fully attainable including additional Federal reimbursement for prescription drug costs and home care costs; and inaction on cost containment provisions which DOB believes results in higher welfare costs.

                           Grants to Local Governments
                              (millions of dollars)

         2002-03                  2003-04         Annual      Change from
     Adjusted Actuals         Adjusted Enacted   $ Change   30-Day Estimate
     ----------------         ----------------   --------   ---------------
          26,713                   28,009          1,296         2,229

Grants to Local Governments (also known as local assistance) include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest shares of spending in local assistance are for aid to public schools (44%) and for the State's share of Medicaid payments to medical providers (22%). Spending for mental hygiene programs (6%), higher education programs (5%), welfare assistance (4%), and children and families services (4%) represent the next largest areas of local aid.

Spending in local assistance is estimated at $28.01 billion in 2003-04, an increase of $1.30 billion (4.9%) over the 2002-03 fiscal year. This net spending growth is primarily attributable to welfare assistance programs ($631 million), Medicaid ($318 million), additional spending in the Community Projects Fund ($350 million), higher spending for the Higher Education Service Corporation ($123 million) and various other local assistance programs. These increases are partially offset by an annual decline in spending for the City University of New York ($176 million) and a scheduled decline in payments for the Yonkers settlement agreement ($110 million).

General Fund spending for school aid on a State fiscal year basis is projected at $12.31 billion in 2003-04, an increase of $34 million over 2002-03. This net increase reflects the "tail" cost of the 2002-03 school year increase offset in part by the reduced spending in the 2003-04 enacted school year aid package. On a school year basis, school aid is projected at $14.43 billion for 2003-04, a decrease of $185 million from the prior school year. This decrease is primarily due to a reduction in operating aid ($285 million), which is partially offset by increases in transportation aid, excess cost aid and BOCES.

Medicaid spending is estimated at $6.27 billion in 2003-04, an increase of $318 million (5.3%) from the prior year. The net increase is primarily attributable to expected underlying spending growth of approximately 8% ($478 million), the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), the Federally mandated phase out of the nursing home intergovernmental transfers ($90 million), and the reduction of the nursing home gross receipts assessment used to offset Medicaid costs ($78 million). The growth in Medicaid spending is partially offset by increased Federal aid from an increase in disproportionate share payments to public hospitals ($324 million), additional financing through the Health Care Reform Act ($117 million), and various cost containment proposals, as well as the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center. In addition, the Enacted Budget "rolls" the last Medicaid cycle payable on March 31, 2004 to the first day of the 2004-05 fiscal year ($170 million), decreasing 2003-04 and increasing 2004-05 costs. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

Spending on welfare is projected at $1.13 billion, an increase of $631 million (127.2%) from 2002-03. This increase is due primarily to the use of Federal TANF reserve funds to offset welfare spending in 2002-03 ($465 million) and the increased cost of the welfare caseload ($166 million). The projected welfare caseload of 622,067 recipients represents an increase from 2002-03 of approximately 10,248 recipients.

Higher Education Services Corporation ("HESC") spending is projected at $442 million, an increase of $123 million (38.6%) from 2002-03. This increase reflects underlying program growth ($163 million) and a reduction in available Federal TANF funds ($64 million), offset by a deferral of Tuition Assistance Program costs into the 2004-05 fiscal year ($104 million).

City University of New York ("CUNY") spending is projected at $681 million, a decrease of $176 million (20.5%) from 2002-03. The decrease is primarily due to the impact of a tuition increase at the senior colleges used to offset General Fund spending ($91 million) and a reduction in costs due to a one-time retroactive collective bargaining payment made in 2002-03 ($70 million).

Spending for all other local assistance programs will total $7.18 billion in 2003-04, a net increase of $366 million (5.4%) from the 2002-03 fiscal year. This increase is largely attributable to additional spending for member items ($350 million), increased spending for children and family services ($90 million), public health programs ($41 million), mental hygiene programs ($27 million), and various other local assistance programs. These increases are offset by spending declines across other agencies and programs including an annual decrease in the funding for the Yonkers settlement agreement ($110 million).

The 2003-04 enacted estimate for local assistance spending increased by $2.23 billion from the 30- day estimate primarily as a result of net legislative adds and restorations of Executive Budget proposals. The largest adds and restorations occurred in Medicaid ($840 million), school aid ($599 million), additional funding for the Community Projects Fund ($200 million), higher education programs ($193 million), handicapped/all other education programs ($132 million), and welfare programs ($114 million). These net legislative adds reflect resources identified by the Legislature to delay the last Medicaid cycle in the 2003-04 fiscal year to the following fiscal year ($170 million) and defer Tuition Assistance Program payments to colleges out of 2003-04 into 2004-05 ($104 million).

                               State of Operations
                              (millions of dollars)

          2002-03            2003-04        Annual      Change from
     Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
     ----------------   ----------------   --------   ---------------
          7,715               7,168          (547)           2

State Operations accounts for the cost of operating the Executive, Legislative, and Judicial branches of government. Spending in this category is projected at $7.17 billion, a decrease of $547 million or 7.1% from 2002-03. The annual decline in State Operations spending is comprised of lower spending in both personal service ($493 million) and non-personal service ($54 million).

The State Operations estimates reflect $1.03 billion in savings initiatives. Included in these savings are $363 million from continuation of the strict Statewide hiring freeze, aggressive use of a retirement incentive for State employees, and various actions to restrain non-personal service spending in all agencies. A total of $662 million in savings is projected to be available in 2003-04 from a variety of revenue maximization efforts to finance State Operations spending. Among these savings are additional SUNY revenues from an anticipated tuition increase and other revenue measures used to support General Fund costs ($325 million), additional Federal revenues to offset spending on mental hygiene programs ($174 million), and various shifts of General Fund costs to other funds ($133 million) -- most notably funding $93 million in Department of Motor Vehicles transportation-related spending in the Dedicated Highway Fund.

The savings initiatives and revenue maximization efforts are partially offset by base spending growth of $478 million, including normal salary step increases and required non-personal service cost increases and the loss of one-time offsets used in 2002-03. Virtually all Executive agencies are held flat or reduced from 2002-03 levels.

The 2003-04 State Operations estimate is $2 million higher than the estimate prepared at the time of the 30-day Amendments to the Executive Budget in February 2003. This additional spending represents minor legislative changes to the Executive Budget estimates.

The State's All Funds workforce is projected to be 186,000 at the end of 2003-04, a decrease of approximately 10,000 from November 2001 when the Governor announced a series of cost savings actions following the World Trade Center attacks. This reduction resulted from attrition and the use of early retirement incentives. Additional declines are possible as a result of the Fiscal Management Plan to be implemented during the fiscal year.

                             General State Charges
                              (millions of dollars)

          2002-03            2003-04        Annual      Change from
     Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
     ----------------   ----------------   --------   ---------------
          2,732               3,199          467              34

General State Charges ("GSCs") account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as certain fixed costs of the State. Fringe benefit payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. Fixed costs include State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of litigation against the State and its public officers.

Total spending for GSCs is estimated at $3.20 billion, an increase of $467 million or 17.0% from the prior year. The projected annual growth is primarily attributable to higher pension and health insurance costs.

Pension investment losses resulting in significantly higher contributions to the New York State and Local Retirement System for the 2003-04 fiscal year. The employer pension contribution rate is the Executive Budget was projected to increase to 4% of payroll in 2003-04, increasing pension costs by $250 million (171%). Pension reform legislation approved with the Enacted Budget requires a minimum pension contribution equal to 4.5% of payroll annually. This change along with higher than expected retirement incentive costs would increase the 2003-04 fiscal year contribution by an additional $94 million to $344 million. However, the Legislature did not provide sufficient appropriation authority to allow the entire pension bill to be paid to the retirement system in 2003-04. As a result, it is anticipated that the State will pay this unbudgeted amount in 2005-06 at 8% annual interest, for a total cost of approximately $110 million.

Health insurance premiums are expected to increase by approximately $178 million (11%) in 2003-04 to cover the rising costs of employee and retiree health care. The enacted budget reflects $43 million in health benefit changes, which is expected to reduce the underlying growth in employee health insurance costs from $221 million (13.7%). These changes, some of which are subject to negotiations with State employee unions, would: place restrictions on pharmacy benefits, require a higher co-payments for prescription drugs, modernize the hospital benefit plan, and increase employee co-payments, deductibles and coinsurance levels for doctor visits.

The $34 million increase from the 30-day estimate is largely the result of the Legislature's denial of a proposal to change to the current 9% statutory interest rate on Court of Claims judgments to market-based rates, and partial restoration of Executive Budget proposals to change employee health insurance benefits.

                            Transfers to Other Funds
                              (millions of dollars)

                                            2002-03            2003-04         Annual     Change from
                                        Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
                                        ----------------   ----------------   --------   ---------------
  Transfers in Support of Debt Service           1,496              1,583          87               0
  Transfers in Support of Capital                  170                251          81              45
   Projects
  Transfers in Support of State                     26                145         119               0
   University
  All Other Transfers                              661                482        (179)             15
  Total Transfers to Other Funds                 2,353              2,461         108              60

Transfers to other funds are expected to total $2.46 billion, or $108 million higher than total receipts from this category during 2002-03 and $60 million higher than the 30-day estimates. The annual net increase in debt service transfers of $87 million reflects planned growth in underlying debt service costs, offset by debt reduction efforts. As compared to the 30-day estimate, transfers in support of debt service remain unchanged.

Transfers for capital projects provide General Fund support for projects that are not financed by bond proceeds, dedicated taxes, Federal grants or other revenues. The $81 million projected increase in 2003- 04 reflects year-to-year increases in pay-as-you-go spending for legislative adds for transportation and the environment ($49 million) and changes in the timing of the receipt of bond proceeds to reimburse capital spending. Compared to the 30-day estimate for 2003-04, the $45 million increase in capital projects transfers reflects the legislative adds for transportation and the environment.

The State's cost of transfers to the State University are estimated to increase by $119 million over 2002-03 due to the timing of State subsidy payments to the SUNY hospitals ($107 million) and the use of Dormitory Authority funds in 2002-03 to help subsidize the SUNY hospitals ($12 million). This transfer remained unchanged from the 30-day estimate.

All other transfers are estimated to total $482 million in 2003-04, a decline of $179 million from 2002-03. This decline is primarily due to decreases in the Community Service Provider Assistance Program ($100 million), the State's share of Medicaid payments to SUNY hospitals ($48 million), and payments to the State Lottery Fund ($17 million). All other transfers increased $15 million from the 30- day estimates.

Non-Recurring Actions. A total of $5.1 billion in gross nonrecurring actions, with a net impact of $3.2 billion on the Financial Plan, are incorporated in the 2003-04 Enacted Budget. These include resources from the securitization of tobacco settlement payments ($3.8 billion), the use of Federal TANF moneys to offset General Fund welfare, HESC, and school aid program spending ($458 million), spending delays for a Medicaid cycle and TAP payments ($274 million), the one-time shift of various pay-as-you-go capital projects to bonding ($122 million), debt management actions to reduce debt service costs ($161 million), recoveries of school aid and welfare overpayments ($88 million), abandoned property collections ($75 million), and various routine fund sweeps ($138 million).

The 2003-04 spending projections include $1.9 billion of one-time payment delays from 2002-03 pending receipt of tobacco securitization proceeds. These one-time payment deferrals are "matched-up" with $1.9 billion of the $3.8 billion tobacco proceeds, for a net one-time impact of $3.2 billion ($5.1 billion of total actions offset by $1.9 billion linked to one-time costs).

General Fund Closing Balance. The Enacted Budget Financial Plan projects a closing General Fund balance of $730 million at the end of the 2003-04 fiscal year, unchanged from the 30-day projection. The closing balance represents monies on deposit in the Tax Stabilization Reserve Fund ($710 million) and the Contingency Reserve Fund ($20 million). The balance assumes achievement of $912 million of savings from the Fiscal Management Plan including additional Federal aid described earlier.

Governmental Funds Financial Plans

State Funds. State Funds represent the portion of the State's budget supported exclusively by State revenues: taxes, fees, fines, and other revenues imposed and collected by the State. Federal grants are not included as part of State Funds.

                              State Funds Receipts
                              (millions of dollars)

                                    2002-03            2003-04        Annual      Change from
                               Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
                               ----------------   ----------------   --------   ---------------
  Taxes                              40,676             42,672          1,996         1,541
  Miscellaneous Receipts             15,903             17,483          1,580           297
  Total State Funds Receipts         56,579             60,155          3,576         1,838

Total State Funds receipts are projected to total $60.16 billion in 2003-04, an increase of $3.58 billion or 6.3% from 2002-03. State Funds tax receipts are projected to total $42.67 billion, an increase of $2.0 billion from 2002-03 primarily reflecting a new personal income tax surcharge ($1.4 billion) and a one-quarter percent increase in sales tax ($450 million), offset by revenue losses associated with the closeout of 2002-03 and the April PIT settlement ($462 million). These changes are discussed in more detail in the General Fund section above.

Miscellaneous receipts in the State Funds are projected to total $17.48 billion, an increase of $1.58 billion over 2002-03. The growth in miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending from the Dedicated Highway and Bridge Trust Fund ($961 million), economic development spending that is not counted by the State Comptroller as spending even though the bond proceeds are counted as State-supported debt ($325 million), and growth in SUNY revenues primarily attributable to an anticipated tuition increase ($280 million). These increases are offset by a decline in General Fund miscellaneous receipts primarily due to the loss of non-recurring actions ($322 million).

The increase in State Funds receipts of $1.84 billion over the 30-day estimates is comprised of a projected tax increase of $1.54 billion and miscellaneous receipts increase of $297 million. The projected tax growth is consistent with the enacted tax increases described above. The growth in miscellaneous receipts is primarily attributable to the timing of the receipt of bond proceeds to reimburse capital spending ($482 million), offset by a decline in State Funds receipts in support of Medicaid due to the legislative restoration of the proposed home care and hospital assessments ($281 million).

Total State Funds disbursements are projected at $61.09 billion in 2003-04, an increase of $3.38 billion or 5.8% from 2002-03. Of this amount, $1.32 billion is due to a net increase in General Fund spending as described in detail above, and $2.05 billion is due to growth in other State funds.

                            State Funds Disbursements
                              (millions of dollars)

                                         2002-03            2003-04        Annual      Change from
                                    Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
                                    ----------------   ----------------   --------   ---------------
  Welfare                                    496             1,127            631            114
  General State Charges                    3,088             3,608            520             43
  Medicaid                                 8,413             8,852            439            559
  Community Projects Fund                    105               455            350            200
  Debt Service                             3,038             3,387            349             27
  Public Health                            2,023             2,218            195             88
  SUNY                                     4,043             4,225            182             58
  STAR                                     2,664             2,800            136             93
  School Aid                              14,121            14,225            104            608
  Transportation                           3,521             3,600             79             42
  Handicapped/All Other Education          1,522             1,443            (79)           152
  Mental Hygiene                           2,645             2,572            (73)            42
  Public Protection                        2,902             2,899             (3)            18
  All Other                                9,131             9,676            545            172
  Total State Funds Disbursements         57,712            61,087          3,375          2,216

State Funds Medicaid spending growth of $439 million (5.2%) reflects increased General Fund spending of $318 million (discussed in the General Fund section above) and an increase of $121 million in Special Revenue Funds. Additional HCRA financing for the Family Health Plus program, workforce recruitment and retention initiatives, and additional funding for Medicaid pharmacy costs represent $389 million of the net growth in the Special Revenue Funds. This increase is partially offset by lower spending attributable to the use of available pool balances in the Indigent Care Fund ($125 million) in 2002-03, the sunset of the Tobacco Transfer Fund used to reimburse medical care providers for services rendered to Medicaid patients ($91 million), and the legislative reduction of the nursing home gross receipts assessment from 6% to 5% ($45 million).

Spending from Debt Service Funds is estimated to increase by $349 million or 11.5% from 2002-03. The net increase in debt service spending reflects planned growth in costs, and additional bonding enacted by the Legislature for the CHIPs capital program and equipment for E-911 cellular emergency systems. Net debt service costs increased modestly ($27 million) from the 30-day estimates.

Public Health spending supported by State Funds is projected to increase $195 million (9.6%) from the prior year, of which the General Fund supports $41 million. The increase in other State supported spending is primarily attributable to additional spending for the Elderly Pharmaceutical Insurance Coverage Program ("EPIC") providing senior citizens with prescription drug insurance ($105 million) and the Child Health Plus program providing health insurance to children up to age 19 ($68 million). Projected annual spending growth of $182 million for SUNY is primarily attributable to enrollment growth at the State-operated campuses, hospital program expansion, and anticipated increases in disbursements for capital programs. The annual growth in the STAR program of $136 million is mainly due to inflation and increased taxpayer participation. Annual State Funds spending growth due mostly to General Fund changes include: Welfare ($631 million), primarily reflecting the use of non-recurring Federal TANF reserve funds to offset 2002-03 welfare spending; General State Charges ($520 million), primarily due to higher pension and health insurance costs; and increased spending from the Community Projects Funds ($350 million).

Major areas experiencing modest annual increases or decreases on a State Funds basis include: school aid (up $104 million), transportation (up $79 million), handicapped/all other education (down $79 million), mental hygiene (down $73 million) and public protection (down $3 million).

State Funds disbursements increased $2.22 billion over the 30-day estimates primarily due to net legislative changes including school aid ($608 million), Medicaid ($559 million), the Community Projects Fund ($200 million), handicapped/all other education ($152 million), and welfare ($114 million).

All Governmental Funds. All Governmental Funds includes activity in the four governmental funds types: the General Fund, Special Revenue Funds, Capital Projects Funds, and Debt Service funds. All Governmental Funds spending combines State funds (discussed earlier) with Federal grants across these fund types. It excludes Fiduciary, Internal Services, and Enterprise Funds.

                         All Governmental Funds Receipts
                              (millions of dollars)

                                             2002-03            2003-04        Annual      Change from
                                        Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
                                        ----------------   ----------------   --------   ---------------
Taxes                                         40,676            42,672           1,996         1,541
Miscellaneous Receipts                        16,056            17,705           1,649           301
Federal Grants                                33,242            33,444             202         1,426
Total All Governmental Funds Receipts         89,974            93,821           3,847         3,268

All Governmental Funds receipts are projected to be $93.82 billion in 2003-04, an increase of $3.85 billion or 4.3% from 2002-03. Tax receipts are projected to increase by $2.0 billion to total $42.67 billion primarily reflecting the impact of the enacted tax increases previously discussed. Miscellaneous receipts are projected to increase by $1.65 billion to total $17.71 billion over 2002-03. The growth in All Governmental Funds miscellaneous receipts primarily reflects the timing of the receipt of bond proceeds to reimburse capital spending, economic development spending, and SUNY tuition increases, offset by a decline in General Fund miscellaneous receipts as discussed above. Federal Grants are projected to total $33.44 billion, an increase of $202 million from 2002-03. Federal grants represent reimbursement from the Federal government for programs financed by the State in the first instance. Federal receipts are generally assumed to be received in the State fiscal year in which spending is incurred; therefore, the revisions to Federal receipts correspond to the adjustments to the federally-reimbursed spending revisions described below. The All Governmental Funds receipts increase of $3.27 billion over the 30-day estimates is comprised of enacted tax increases described above and Federal grants of $1.43 billion primarily due to increases in Medicaid spending.

All Governmental Funds spending is estimated at $94.47 billion in 2003-04, an annual increase of $3.52 billion or 3.9%. The spending growth is comprised of the State Funds increases of $3.38 billion and growth in Federal Funds of $143 million. The growth in Federal spending is primarily due to increases for Medicaid ($1.02 billion), offset by declines in welfare ($426 million), World Trade Center costs ($302 million) and education ($180 million).

                      All Governmental Funds Disbursements
                              (millions of dollars)

                                       2002-03            2003-04        Annual      Change from
                                  Adjusted Actuals   Adjusted Enacted   $ Change   30-Day Estimate
                                  ----------------   ----------------   --------   ---------------
Medicaid                                25,315            26,778           1,463         2,003
Public Health                            3,230             3,778             548           137
General State Charges                    3,272             3,774             502            43
Community Projects Fund                    105               455             350           200
Debt Service                             3,038             3,387             349            27
Welfare                                  2,803             3,008             205           124
Mental Hygiene                           4,983             5,174             191            45
SUNY                                     4,208             4,368             160            58
STAR                                     2,664             2,800             136            93
School Aid                              14,121            14,225             104           608
Handicapped/All Other Education          3,922             3,663            (259)          187
Transportation                           4,907             4,834             (73)           13
Public Protection                        3,096             3,027             (69)           18
All Other                               15,292            15,203             (89)          109
Total All Funds Disbursements           90,956            94,474           3,518         3,665

All Governmental Funds Medicaid spending growth of $1.46 billion reflects previously discussed State Funds spending growth of $439 million, and an increase of $1.02 billion (6.1%) in Medicaid spending supported by Federal Funds, which are estimated to total $26.78 billion in 2003-04. The net increase is primarily attributable to expected underlying spending growth of approximately 8% ($1.10 billion) and increased aid governed from an increase in disproportionate share payments to public hospitals ($394 million). This increase is partially offset by the mandated phase out of the nursing home intergovernmental transfers ($119 million), the phase out of Disaster Relief Medicaid related to the September 11th attack on the World Trade Center ($83 million), nonrecurring additional indigent care payments ($72 million), and various other cost containment proposals. The Medicaid estimate does not include possible savings related to the temporary increase in the Federal share of Medicaid costs.

Public health spending supported by All Governmental Funds is expected to increase by $548 million from 2002-03 of which $195 million is attributable to increased State Funds support and the remaining $353 million consisting of additional Federal aid. The growth in Federal aid is largely attributable to increased spending for the Child Health Plus program ($324 million).

Spending from All Governmental Funds in support of welfare initiatives increased $205 million from 2002-03 actuals and reflects the State Funds increase described above ($631 million) offset by decreased welfare spending from federal funds ($426 million). The decreased spending is primarily due to the loss of one-time credits that were used to support 2002-03 spending.

All Governmental Funds spending growth largely attributable to State Funds spending includes growth for General State Charges ($502 million), Community Projects Fund ($350 million), debt service ($349 million), SUNY ($160 million), STAR ($136 million), and school aid ($104 million).

Major areas experiencing modest annual increases or decreases on an All Governmental Funds basis include: mental hygiene (up $191 million), handicapped/all other education (down $259 million), transportation (down $73 million), and public protection (down $69 million).

All Governmental Funds disbursements increased $3.67 billion over the 30-day estimates due to State Funds spending increases of $2.22 billion described above and growth in Federal Medicaid spending ($1.45 billion) attributable to legislative restorations of various cost containment and revenue maximizations, as well as revised estimates for underlying Federal Medicaid spending.

First Quarter Cash Flow. Unlike previous years, the 2003-04 General Fund first quarter cash flow estimates assume continued implementation of emergency cash management actions implemented after delays in enacting tobacco securitization legislation led to potential cash imbalances. The General Fund cash flow position is expected to be extremely tight during the first quarter of the 2003-04 fiscal year and thus requires continued management actions to maintain positive balances until $2.1 billion of tobacco proceeds are received in late June. DOB continues to monitor cash balances on a daily basis and has administratively managed the flow of funds and disbursements while continuing essential governmental operations through a statewide austerity plan. Under the current cash management plan, daily cash balances are expected to fluctuate significantly.

The General Fund balances assume continued deferrals of discretionary payments through June, including school aid payments scheduled in May and early June until the State receives the tobacco securitization proceeds. Thereafter, cash balances are expected to be healthy until March of the fiscal year.

The General Fund is projected to end May with a balance of $2.15 billion. This balance, along with June receipts, will be used to make the school aid payment deferred from March on June 2 ($1.2 billion) as well as weekly Medicaid, payroll, and other critical payments. As a result, cash balances are expected to decline to very low levels by mid-June. The State expects to make the remaining May and June school aid payments ($2.5 billion) in late June upon the receipt of tobacco securitization proceeds. Absent these proceeds, General Fund resources would be insufficient to pay school aid and end the month with a positive cash balance.

The 2003-04 Enacted Budget amends State Finance Law to permit the State Comptroller to make balances in other funds and accounts temporarily available to the General Fund for intra-month cash flow needs as long as such balances can be repaid by the end of the month. This provision is set to expire on March 31, 2004.

GAAP-Basis Financial Plans. The February Financial Plan included General Fund Financial Plans prepared in accordance with Generally Accepted Accounting Principles ("GAAP") for State fiscal years 2002-03 through 2005-06. The accounting principles that DOB applied in preparing the GAAP projections are consistent with those applied by the State Comptroller for the 2001-02 GAAP-basis Financial Statements. Accordingly, the projections do not reflect the impact of any pending proposals of the Governmental Accounting Standards Board, including GASB 34. The changes mandated by GASB 34 are expected to significantly change the presentation of GAAP-basis financial results for state and local governments in 2002-03.

The General Fund GAAP Financial Plan issued as part of the February Financial Plan projected that the State would end the 2002-03 fiscal year with an operating imbalance of $2.74 billion. The operating result reflected the use of reserves in response to the World Trade Center disaster. As a result of the operating deficit, the accumulated surplus was projected to decline from $492 million at the end of 2001-02 to a $2.24 billion accumulated deficit at the end of 2002-03. Certain legislative actions, including deferring a Medicaid Cycle ($170 million), and delaying TAP payments ($104 million) are expected to negatively impact the GAAP Financial Plan.

Additionally, the deferral of $1.9 billion in spending from 2002-03 until 2003-04 is expected to increase the 2002-03 accumulated GAAP-basis deficit, since the deferred payments are expected to be accrued to the 2002-03 fiscal year. However, the tobacco settlement revenues originally anticipated in 2002-03 but now expected in 2003-04 are likely to be accrued to the 2003-04 fiscal year resulting in no net change to the accumulated GAAP deficit by the end of 2003-04.

DOB expects to update the GAAP Financial Plan estimates for 2003-04 in the First Quarterly Financial Plan Update to be issued in July 2003.

Outyear General Fund Financial Plan Projections. General Fund budget gaps for the 2004-05 and 2005-06 fiscal years have increased significantly from the 30-day projections. It is currently estimated that spending and revenue actions in the Enacted Budget in concert with events since presentation of the Executive Budget will increase gaps to over $6 billion in 2004-05 and $8 billion in 2005-06, before reflecting savings from the Fiscal Management Plan or extra Federal aid. The Fiscal Management Plan savings will be implemented in 2003-04, and these actions coupled with new Federal assistance are expected to produce recurring savings in the outyears, reducing the gaps by approximately $900 million in each year.

Future budget gaps are subject to substantial revision as additional information becomes available about the national and State economies, financial sector activity, entitlement spending and social service caseloads, and State reimbursement obligations that are driven by local government activity. Key factors include: end-of-year business tax collections; calendar year economic results; year-end financial sector bonus income data; the school aid database update in November; and quarterly Medicaid cycle trend analysis.

These factors have historically been subject to a high degree of fluctuation across the forecast period, and could produce results above or below the current projections.

The outyear gap estimates do not assume any collective bargaining salary increases. If the projected budget gap for 2004-05 is closed fully with recurring actions, the 2005-06 budget gap would be reduced to under $2 billion.

Revenues are projected to increase from the Executive Budget as a result of legislative changes by $1.4 billion in 2004-05 and $605 million in 2005-06. The revenue proposals decrease primarily because of "sunset" provisions enacted for the tax increases. New revenue actions include a personal income tax surcharge ($1.2 billion in 2004-05 and $1.0 billion in 2005-06), one-quarter percent increase in sales tax ($572 million in 2004-05 and $100 million in 2005-06), and a decoupling from Federal bonus depreciation provisions ($100 million in 2004-05 and $90 million in 2005-06). These revenue actions are offset by the loss of receipts due to the sales tax free week proposed in the Executive Budget ($315 million in 2004-05 and $435 million in 2005-06), and the intended transfer of State sales tax receipts to New York City ($170 million annually).

In addition, revenues are expected to decrease by $609 million in 2004-05 and 2005-06 primarily reflecting the impact of 2002-03 actuals and the April 2003 PIT settlement.

As compared to the Executive Budget, spending is projected to increase by $4.5 billion in 2004-05 and $4.2 billion in 2005-06. This spending increase reflects revisions based on actual results and net legislative adds to the Governor's Executive Budget, including Medicaid programs ($1.7 billion in 2004-05 and $1.5 billion in 2005-06), school aid, including revised estimates resulting from the May 15 database update ($1.4 billion in 2004-05 and 2005-06), higher education ($323 million in 2004-05 and $303 million in 2005-06), and higher general state charges primarily driven by restorations of health insurance savings initiatives and the planned payment of the full required pension bill in 2004-05 and 2005-06 ($555 million in 2004-05 and $338 million in 2005-06).

2004-05 spending grows $2.2 billion above the $2.3 billion increase in 2003-04 from the Executive Budget (for a total 2004-05 increase of $4.5 billion). This incremental growth is driven by the annualization of Medicaid restorations ($403 million), HCRA ($268 million), and the deferral of a 2003-04 Medicaid cycle into 2004-05 ($170 million), the "tail" of school aid adds and restorations including the loss of proposed BOCES and Building Aid reforms ($571 million), the May 15 school aid database revisions ($184 million), and increased fringe benefits costs including the denial of the Governor's proposed pension reforms and the restoration of proposed health insurance cost containment ($521 million).

Fiscal Management Plan savings include continuing the statewide austerity measures implemented during 2003-04, mandating agencies to eliminate, consolidate, and streamline governmental services, reducing the State workforce further, maximizing Federal aid, and planning legislative actions that may include statutory modifications to programs.

A more detailed discussion of these revenue and spending changes, as well as the Fiscal Management Plan, is described in the Overview and General Fund sections above.

                CASH FINANCIAL PLAN - GENERAL FUND 2002-2003 and
                    2003-2004 - ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                         2002-2003    2003-2004
                                         Adjusted     Adjusted     Annual
                                          Actual       Enacted     Change
                                         ---------   ----------   --------
Opening fund balance                         1,032          815       (217)
                                         =========   ==========   ========
Receipts:
Taxes:
  Personal income tax                       16,791       16,285       (506)
  User taxes and fees                        7,063        8,007        944
  Business taxes                             3,380        3,498        118
  Other taxes                                  743          771         28
Miscellaneous receipts                       3,991        3,669       (322)
Transfers from other funds:
  PIT in excess of Revenue Bond debt
   service                                   4,215        5,125        910
  Sales tax in excess of LGAC debt
   service                                   1,919        1,853        (66)
  Real estate taxes in excess of CW/CA
   debt service                                263          202        (61)
  All other                                    931          430       (501)
                                         ---------   ----------   --------
  Total receipts                            39,296       39,840        544
                                         =========   ==========   ========
Disbursements:
Grants to local governments                 26,713       28,009      1,296
State operations                             7,715        7,168       (547)
General State charges                        2,732        3,199        467
Transfers to other funds:
  Debt service                               1,496        1,583         87
  Capital projects                             170          251         81
  State university                              26          145        119
  Other purposes                               661          482       (179)
                                         ---------   ----------   --------
  Total disbursements                       39,513       40,837      1,324
                                         =========   ==========   ========
Fiscal Management Plan/Federal Aid               0          912        912
                                         =========   ==========   ========
Change in fund balance                        (217)         (85)       132
                                         =========   ==========   ========
Closing fund balance                           815          730        (85)
                                         =========   ==========   ========
Tax Stabilization Reserve Fund                 710          710          0
Contingency Reserve Fund                        20           20          0
Community Projects Fund                         85            0        (85)

  CASH FINANCIAL PLAN - GENERAL FUND 2003-2004 - ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                                  Adjusted
                                           30-Day      Change      Enacted
                                         ---------   ----------   --------
Opening fund balance                           805           10        815
                                         =========   ==========   ========
Receipts:
Taxes:
  Personal income tax                       15,452          833     16,285
  User taxes and fees                        7,508          499      8,007
  Business taxes                             3,682         (184)     3,498
  Other taxes                                  771            0        771
Miscellaneous receipts                       3,579           90      3,669
Transfers from other funds:
  PIT in excess of Revenue Bond debt
   service                                   4,865          260      5,125
  Sales tax in excess of LGAC debt
   service                                   1,999         (146)     1,853
  Real estate taxes in excess of CW/CA
   debt service                                202            0        202
  All other                                    379           51        430
                                         ---------   ----------   --------
  Total receipts                            38,437        1,403     39,840
                                         =========   ==========   ========
Disbursements:
Grants to local governments                 25,780        2,229     28,009
State operations                             7,166            2      7,168
General State charges                        3,165           34      3,199
Transfers to other funds:
  Debt service                               1,583            0      1,583
  Capital projects                             206           45        251
  State university                             145            0        145
  Other purposes                               467           15        482
                                         ---------   ----------   --------
  Total disbursements                       38,512        2,325     40,837
                                         =========   ==========   ========
Fiscal Management Plan/Federal Aid               0          912        912
                                         =========   ==========   ========
Change in fund balance                         (75)         (10)       (85)
                                         =========   ==========   ========
Closing fund balance                           730            0        730
                                         =========   ==========   ========
Tax Stabilization Reserve Fund                 710            0        710
Contingency Reserve Fund                        20            0         20

Note: The 30-Day opening fund balance was reduced by $198 million and the personal income tax receipts were increased by $198 million to reflect the tax refund reserve transaction.

           CASH FINANCIAL PLAN - GENERAL FUND 2002-2003 and 2003-2004
                              (millions of dollars)

                                         2002-2003    2003-2004
                                           Actual      Enacted     Change
                                         ---------   ----------   --------
Opening fund balance                         1,032          815       (217)
                                         =========   ==========   ========
Receipts:
Taxes:
  Personal income tax                       16,791       16,285       (506)
  User taxes and fees                        7,063        8,007        944
  Business taxes                             3,380        3,498        118
  Other taxes                                  743          771         28
Miscellaneous receipts                       2,091        5,569      3,478
Transfers from other funds:
  PIT in excess of Revenue Bond debt
   service                                   4,215        5,125        910
  Sales tax in excess of LGAC debt
   service                                   1,919        1,853        (66)
  Real estate taxes in excess of CW/CA
   debt service                                263          202        (61)
  All other                                    931          430       (501)
                                         ---------   ----------   --------
  Total receipts                            37,396       41,740      4,344
                                         =========   ==========   ========
Disbursements:
Grants to local governments                 24,887       29,835      4,948
State operations                             7,678        7,205       (473)
General State charges                        2,699        3,232        533
Transfers to other funds:
  Debt service                               1,496        1,583         87
  Capital projects                             166          255         89
  State university                              26          145        119
  Other purposes                               661          482       (179)
                                         ---------   ----------   --------
  Total disbursements                       37,613       42,737      5,124
                                         =========   ==========   ========
Fiscal Management Plan/Federal Aid               0          912        912
                                         =========   ==========   ========
Change in fund balance                        (217)         (85)       132
                                         =========   ==========   ========
Closing fund balance                           815          730        (85)
                                         =========   ==========   ========
Tax Stabilization Reserve Fund                 710          710          0
Contingency Reserve Fund                        20           20          0
Community Projects Fund                         85            0        (85)

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on April 15, 2003.

                  CASH FINANCIAL PLAN - GENERAL FUND 2002-2003
                              (millions of dollars)

                                                                  Adjusted
                                           Actual    Adjustments   Actual
                                         ---------   ----------   --------
Opening fund balance                         1,032            0      1,032
                                         =========   ==========   ========
Receipts:
Taxes:
  Personal income tax                       16,791            0     16,791
  User taxes and fees                        7,063            0      7,063
  Business taxes                             3,380            0      3,380
  Other taxes                                  743            0        743
Miscellaneous receipts                       2,091        1,900      3,991
Transfers from other funds:
  PIT in excess of Revenue Bond debt
   service                                   4,215            0      4,215
  Sales tax in excess of LGAC debt
   service                                   1,919            0      1,919
  Real estate taxes in excess of CW/CA
   debt service                                263            0        263
  All other                                    931            0        931
                                         ---------   ----------   --------
  Total receipts                            37,396        1,900     39,296
                                         =========   ==========   ========
Disbursements:
Grants to local governments                 24,887        1,826     26,713
State operations                             7,678           37      7,715
General State charges                        2,699           33      2,732
Transfers to other funds:
  Debt service                               1,496            0      1,496
  Capital projects                             166            4        170
  State university                              26            0         26
  Other purposes                               661            0        661
                                         ---------   ----------   --------
  Total disbursements                       37,613        1,900     39,513
                                         =========   ==========   ========
Change in fund balance                        (217)           0       (217)
                                         =========   ==========   ========
Tax Stabilization Reserve Fund                 710            0        710
Contingency Reserve Fund                        20            0         20
Community Projects Fund                         85            0         85

Note: Actuals reflect the amounts published in the Comptroller's Cash Basis Report released on April 15, 2003.

                  CASH FINANCIAL PLAN - GENERAL FUND 2003-2004
                              (millions of dollars)
                                                                  Adjusted
                                          Enacted    Adjustments   Enacted
                                         ---------   ----------   --------
Opening fund balance                           815            0        815
                                         =========   ==========   ========
Receipts:
Taxes:
  Personal income tax                       16,285            0     16,285
  User taxes and fees                        8,007            0      8,007
  Business taxes                             3,498            0      3,498
  Other taxes                                  771            0        771
Miscellaneous receipts                       5,569       (1,900)     3,669
Transfers from other funds:
  PIT in excess of Revenue Bond debt
   service                                   5,125            0      5,125
  Sales tax in excess of LGAC debt
   service                                   1,853            0      1,853
  Real estate taxes in excess of CW/CA
   debt service                                202            0        202
  All other                                    430            0        430
                                         ---------   ----------   --------
  Total receipts                            41,740       (1,900)    39,840
                                         =========   ==========   ========
Disbursements:
Grants to local governments                 29,835       (1,826)    28,009
State operations                             7,205          (37)     7,168
General State charges                        3,232          (33)     3,199
Transfers to other funds:
  Debt service                               1,583            0      1,583
  Capital projects                             255           (4)       251
  State university                             145            0        145
  Other purposes                               482            0        482
                                         ---------   ----------   --------
  Total disbursements                       42,737       (1,900)    40,837
                                         =========   ==========   ========
Fiscal Management Plan/Federal Aid             912            0        912
                                         =========   ==========   ========
Change in fund balance                         (85)           0        (85)
                                         =========   ==========   ========
Closing fund balance                           730            0        730
                                         =========   ==========   ========
Tax Stabilization Reserve Fund                 710            0        710
Contingency Reserve Fund                        20            0         20

Note: The 30-Day opening fund balance was reduced by $198 million and the personal income tax receipts were increased by $198 million to reflect the PIT refund reserve transaction.

          CURRENT STATE RECEIPTS - GENERAL FUND 2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                         2002-2003   2003-2004
                                          Adjusted    Adjusted     Annual
                                           Actual      Enacted     Change
                                         ---------   ----------   --------
Personal income tax                         16,791       16,285       (506)
                                         ---------   ----------   --------
User taxes and fees                          7,063        8,007        944
                                         ---------   ----------   --------
Sales and use tax                            6,328        7,285        957
Cigarette and tobacco taxes                    446          425        (21)
Motor vehicle fees                              67           75          8
Alcoholic beverages taxes                      180          180          0
Alcoholic beverage control license
 fees                                           42           42          0
Business taxes                               3,380        3,498        118
                                         ---------   ----------   --------
Corporation franchise tax                    1,407        1,450         43
Corporation and utilities tax                  860          805        (55)
Insurance taxes                                704          818        114
Bank tax                                       409          425         16
Other taxes                                    743          771         28
                                         ---------   ----------   --------
Estate tax                                     701          737         36
Gift tax                                         7            0         (7)
Real property gains tax                          5            2         (3)
Pari-mutuel taxes                               29           31          2
Other taxes                                      1            1          0
Total taxes                                 27,977       28,561        584
                                         ---------   ----------   --------
Miscellaneous receipts                       3,991        3,669       (322)
                                         ---------   ----------   --------
Total                                       31,968       32,230        262
                                         =========   ==========   ========

Note: Adjusted miscellaneous receipts include $1.9 billion in tobacco securitization proceeds in 2002-03 that will be received in 2003-04.

     CURRENT STATE RECEIPTS - ALL GOVERNMENTAL FUNDS 2002-2003 and 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                         2002-2003   2003-2004
                                          Adjusted    Adjusted
                                           Actual      Enacted     Change
                                         ---------   ----------   --------
Personal income tax                         23,698       24,460        762
                                         ---------   ----------   --------
User taxes and fees                         10,804       11,984      1,180
                                         ---------   ----------   --------
Sales and use taxes                          8,796        9,956      1,160
Cigarette and tobacco taxes                    446          425        (21)
Motor fuel tax                                 544          537         (7)
Motor vehicle fees                             612          651         39
Highway use tax                                147          149          2
Alcoholic beverage taxes                       180          180          0
Alcoholic beverage control license
 fees                                           42           42          0
Auto rental tax                                 37           44          7
Business taxes                               4,983        5,052         69
                                         ---------   ----------   --------
Corporation franchise tax                    1,612        1,655         43
Corporation and utilities taxes              1,091          993        (98)
Insurance taxes                                776          903        127
Bank tax                                       481          500         19
Petroleum business taxes                     1,023        1,001        (22)
Other taxes                                  1,191        1,176        (15)
                                         ---------   ----------   --------
Estate tax                                     701          737         36
Gift tax                                         7            0         (7)
Real property gains tax                          5            2         (3)
Real estate transfer tax                       448          404        (44)
Pari-mutuel taxes                               29           32          3
Other taxes                                      1            1          0
Total taxes                                 40,676       42,672      1,996
                                         ---------   ----------   --------
Miscellaneous receipts                      16,056       17,705      1,649
                                         ---------   ----------   --------
Federal grants                              33,242       33,444        202
                                         ---------   ----------   --------
Total                                       89,974       93,821      3,847
                                         =========   ==========   ========

Note: Adjusted miscellaneous receipts include $1.9 billion in tobacco securitization proceeds in 2002-03 that will be received in 2003-04.

        GENERAL FUND - TAX REFUND RESERVE ACCOUNT 2002-2003 AND 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                       2002-2003      2003-2004
                                        Adjusted      Adjusted       Annual
                                         Actual        Enacted       Change
                                       ---------     ----------     --------
Withholdings                              19,959         22,135        2,176
Estimated Payments                         4,855          4,780          (75)
Final Payments                             1,334          1,241          (93)
Delinquencies                                796            670         (126)
                                       ---------     ----------     --------
  Gross Collections                       26,944         28,826        1,882
State/City Offset                           (288)          (300)         (12)
Refund Reserve                             1,050            159         (891)
Refunds                                   (4,008) (1)    (4,225) (2)    (217)
                                       ---------     ----------     --------
  Reported Tax Collections                23,698         24,460          762
STAR                                      (2,664)        (2,800)        (136)
RBTF                                      (4,243)        (5,375)      (1,132)
                                       ---------     ----------     --------
  General Fund                            16,791         16,285         (506)
                                       =========     ==========     ========

Net personal income tax collections are affected by transactions in the tax refund reserve account. The tax refund reserve account is used to hold moneys designated to pay tax refunds. The Comptroller deposits receipts into this account at the discretion of the Commissioner of Taxation and Finance. The deposit of moneys into the account during a fiscal year has the effect of reducing receipts for the fiscal year, and the withdrawal of moneys from the account has the effect of increasing receipts in the fiscal year of withdrawal. The tax refund reserve account also includes amounts made available as a result of the LGAC financing program. Beginning in 1998-99, a portion of personal income tax collections is deposited directly in the School Tax Reduction (STAR) Fund and used to make payments to reimburse local governments for their revenue decreases due to the STAR program.

Note 1: Reflects the payment of the balance of refunds on 2001 liability and payment of $960 million of calendar year 2002 refunds in the last quarter of the State's 2002-03 fiscal year and a balance in the Tax Refund Reserve Account of $627 million.

Note 2: Reflects the payment of the balance of refunds on 2002 liability and the projected payment of $960 million of calendar year 2003 refunds in the last quarter of the State's 2003-04 fiscal year and a projected balance in the Tax Refund Reserve Account of $468 million.

                   CASH FINANCIAL PLAN - STATE FUNDS 2003-2004
                              (millions of dollars)

                                                        Special      Capital        Debt
                                           General      Revenue      Projects     Service       (MEMO)
                                             Fund        Funds        Funds        Funds        Total
                                          ---------    ---------    ---------    ---------    ---------
Opening fund balance                            815          894         (560)         158        1,307
                                          =========    =========    =========    =========    =========
Receipts:
Taxes                                        28,561        4,401        1,765        7,945       42,672
Miscellaneous receipts                        5,569        9,880        3,232          702       19,383
Federal grants                                    0            0            0            0            0
                                          ---------    ---------    ---------    ---------    ---------
  Total receipts                             34,130       14,281        4,997        8,647       62,055
                                          =========    =========    =========    =========    =========
Disbursements:
Grants to local governments                  29,835       10,191        1,095            0       41,121
State operations                              7,205        4,561            0            8       11,774
General State charges                         3,232          410            0            0        3,642
Debt service                                      0            0            0        3,387        3,387
Capital projects                                  0            2        3,061            0        3,063
                                          ---------    ---------    ---------    ---------    ---------
  Total disbursements                        40,272       15,164        4,156        3,395       62,987
                                          =========    =========    =========    =========    =========
Other financing sources (uses):
Transfers from other funds                    7,610          801          401        4,844       13,656
Transfers to other funds                     (2,465)        (231)      (1,068)     (10,093)     (13,857)
Bond and note proceeds                            0            0          248            0          248
                                          ---------    ---------    ---------    ---------    ---------
  Net other financing sources (uses)          5,145          570         (419)      (5,249)          47
                                          =========    =========    =========    =========    =========
Fiscal Management Plan/Federal Aid              912            0            0            0          912
                                          =========    =========    =========    =========    =========
Change in fund balance                          (85)        (313)         422            3           27
                                          =========    =========    =========    =========    =========
Closing fund balance                            730          581         (138)         161        1,334
                                          =========    =========    =========    =========    =========

                   CASH FINANCIAL PLAN - STATE FUNDS 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                       Special     Capital       Debt
                                           General     Revenue     Projects    Service      (MEMO)
                                             Fund       Funds       Funds       Funds       Total
                                          ---------   ---------   ---------   ---------   ---------
Opening fund balance                            815         894        (560)        158       1,307
                                          =========   =========   =========   =========   =========
Receipts:
Taxes                                        28,561       4,401       1,765       7,945      42,672
Miscellaneous receipts                        3,669       9,880       3,232         702      17,483
Federal grants                                    0           0           0           0           0
                                          ---------   ---------   ---------   ---------   ---------
  Total receipts                             32,230      14,281       4,997       8,647      60,155
                                          =========   =========   =========   =========   =========
Grants to local governments                  28,009      10,191       1,095           0      39,295
State operations                              7,168       4,561           0           8      11,737
General State charges                         3,199         410           0           0       3,609
Debt service                                      0           0           0       3,387       3,387
Capital projects                                  0           2       3,057           0       3,059
                                          ---------   ---------   ---------   ---------   ---------
  Total disbursements                        38,376      15,164       4,152       3,395      61,087
                                          =========   =========   =========   =========   =========
Other financing sources (uses):
Transfers from other funds                    7,610         801         397       4,844      13,652
Transfers to other funds                     (2,461)       (231)     (1,068)    (10,093)    (13,853)
Bond and note proceeds                            0           0         248           0         248
                                          ---------   ---------   ---------   ---------   ---------
  Net other financing sources (uses)          5,149         570        (423)     (5,249)         47
                                          =========   =========   =========   =========   =========
Fiscal Management Plan/Federal Aid              912           0           0           0         912
                                          =========   =========   =========   =========   =========
Change in fund balance                          (85)       (313)        422           3          27
                                          =========   =========   =========   =========   =========
Closing fund balance                            730         581        (138)        161       1,334
                                          =========   =========   =========   =========   =========

             CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS 2003-2004
                              (millions of dollars)

Opening fund balance                            815          986         (791)         158        1,168
                                          =========    =========    =========    =========    =========
Taxes                                        28,561        4,401        1,765        7,945       42,672
Miscellaneous receipts                        5,569       10,102        3,232          702       19,605
Federal grants                                    0       31,806        1,638            0       33,444
                                          ---------    ---------    ---------    ---------    ---------
  Total receipts                             34,130       46,309        6,635        8,647       95,721
                                          =========    =========    =========    =========    =========
Grants to local governments                  29,835       38,677        1,312            0       69,824
State operations                              7,205        7,790            0            8       15,003
General State charges                         3,232          576            0            0        3,808
Debt service                                      0            0            0        3,387        3,387
Capital projects                                  0            2        4,350            0        4,352
                                          ---------    ---------    ---------    ---------    ---------
  Total disbursements                        40,272       47,045        5,662        3,395       96,374
                                          =========    =========    =========    =========    =========
Other financing sources (uses):
Transfers from other funds                    7,610        3,221          401        4,844       16,076
Transfers to other funds                     (2,465)      (2,594)      (1,200)     (10,093)     (16,352)
Bond and note proceeds                            0            0          248            0          248
                                          ---------    ---------    ---------    ---------    ---------
  Net other financing sources (uses)          5,145          627         (551)      (5,249)         (28)
                                          =========    =========    =========    =========    =========
Fiscal Management Plan/Federal Aid              912            0            0            0          912
                                          =========    =========    =========    =========    =========
Change in fund balance                          (85)        (109)         422            3          231
                                          =========    =========    =========    =========    =========
Closing fund balance                            730          877         (369)         161        1,399
                                          =========    =========    =========    =========    =========

            CASH FINANCIAL PLAN - ALL GOVERNMENTAL FUNDS 2003-2004 -
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                        Special      Capital        Debt
                                           General      Revenue      Projects     Service       (MEMO)
                                             Fund        Funds        Funds        Funds        Total
                                          ---------    ---------    ---------    ---------    ---------
Opening fund balance                            815          986         (791)         158        1,168
                                          =========    =========    =========    =========    =========
Receipts:
Taxes                                        28,561        4,401        1,765        7,945       42,672
Miscellaneous receipts                        3,669       10,102        3,232          702       17,705
Federal grants                                    0       31,806        1,638            0       33,444
                                          ---------    ---------    ---------    ---------    ---------
  Total receipts                             32,230       46,309        6,635        8,647       93,821
                                          =========    =========    =========    =========    =========
Disbursements:
Grants to local governments                  28,009       38,677        1,312            0       67,998
State operations                              7,168        7,790            0            8       14,966
General State charges                         3,199          576            0            0        3,775
Debt service                                      0            0            0        3,387        3,387
Capital projects                                  0            2        4,346            0        4,348
                                          ---------    ---------    ---------    ---------    ---------
  Total disbursements                        38,376       47,045        5,658        3,395       94,474
                                          =========    =========    =========    =========    =========
Other financing sources (uses):
Transfers from other funds                    7,610        3,221          397        4,844       16,072
Transfers to other funds                     (2,461)      (2,594)      (1,200)     (10,093)     (16,348)
Bond and note proceeds                            0            0          248            0          248
                                          ---------    ---------    ---------    ---------    ---------
  Net other financing sources (uses)          5,149          627         (555)      (5,249)         (28)
                                          =========    =========    =========    =========    =========
Fiscal Management Plan/Federal Aid              912            0            0            0          912
                                          =========    =========    =========    =========    =========
Change in fund balance                          (85)        (109)         422            3          231
                                          =========    =========    =========    =========    =========
Closing fund balance                            730          877         (369)         161        1,399
                                          =========    =========    =========    =========    =========

              CASH FINANCIAL PLAN - SPECIAL REVENUE FUNDS 2003-2004
                              (millions of dollars)

                                                State      Federal      Total
                                              --------    --------    --------
     Opening fund balance                          894          92         986
                                              ========    ========    ========
     Receipts:
     Taxes                                       4,401           0       4,401
     Miscellaneous receipts                      9,880         222      10,102
     Federal grants                                  0      31,806      31,806
                                              --------    --------    --------
       Total receipts                           14,281      32,028      46,309
                                              ========    ========    ========
     Disbursements:
     Grants to local governments                10,191      28,486      38,677
     State operations                            4,561       3,229       7,790
     General State charges                         410         166         576
     Debt service                                    0           0           0
     Capital projects                                2           0           2
                                              --------    --------    --------
       Total disbursements                      15,164      31,881      47,045
                                              ========    ========    ========
     Other financing sources (uses):
     Transfers from other funds                    801       2,420       3,221
     Transfers to other funds                     (231)     (2,363)     (2,594)
     Bond and note proceeds                          0           0           0
                                              --------    --------    --------
       Net other financing sources (uses)          570          57         627
                                              ========    ========    ========
     Change in fund balance                       (313)        204        (109)
                                              ========    ========    ========
     Closing fund balance                          581         296         877
                                              ========    ========    ========

             CASH FINANCIAL PLAN - CAPITAL PROJECTS FUNDS 2003-2004
                          ADJUSTED FOR 2002-2003 DELAYS
                              (millions of dollars)

                                                State      Federal      Total
                                              --------    --------    --------
     Opening fund balance                         (560)       (231)       (791)
                                              ========    ========    ========
     Receipts:
     Taxes                                       1,765           0       1,765
     Miscellaneous receipts                      3,232           0       3,232
     Federal grants                                  0       1,638       1,638
                                              --------    --------    --------
       Total receipts                            4,997       1,638       6,635
                                              ========    ========    ========
     Disbursements:
     Grants to local governments                 1,095         217       1,312
     State operations                                0           0           0
     General State charges                           0           0           0
     Debt service                                    0           0           0
     Capital projects                            3,057       1,289       4,346
                                              --------    --------    --------
       Total disbursements                       4,152       1,506       5,658
                                              ========    ========    ========
     Other financing sources (uses):
     Transfers from other funds                    397           0         397
     Transfers to other funds                   (1,068)       (132)     (1,200)
     Bond and note proceeds                        248           0         248
                                              --------    --------    --------
       Net other financing sources (uses)         (423)       (132)       (555)
                                              ========    ========    ========
     Change in fund balance                        422           0         422
                                              ========    ========    ========
     Closing fund balance                         (138)       (231)       (369)
                                              ========    ========    ========

                       CASH FLOW - GENERAL FUND 2003-2004
                              (millions of dollars)

                                                April        May        June
                                              --------    --------    --------
     Opening fund balance                          815      2,786       2,145
                                              ========    ========    ========
     Receipts:
     Taxes:
       Personal income tax                       2,811        304       1,582
       Sales tax                                   450        462         737
       User taxes and fees                         103         56          59
       Business taxes                               56       (128)        722
       Other taxes                                  49         67          73
     Miscellaneous receipts                         70        103       2,239
     Transfers from other funds                    898        330         782
                                              --------    --------    --------
       Total receipts                            4,437      1,194       6,194
                                              ========    ========    ========
     Disbursements:
     Grants to local governments                 1,462        694       5,284
     State operations                              743        814         611
     General State charges                          32        241         236
     Transfers to other funds                      229         86         350
                                              --------    --------    --------
       Total disbursements                       2,466      1,835       6,481
                                              ========    ========    ========
     Change in fund balance                      1,971       (641)       (287)
                                              ========    ========    ========
     Closing fund balance                        2,786      2,145       1,858
                                              ========    ========    ========

Special Considerations. Many complex political, social, and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast. For a discussion of the DOB economic forecast, see the sections entitled "Economic and Demographics," "Current Fiscal Year - National Economy" and "Current Fiscal Year - State Economy" in this AIS.

Based on current projections, the 2003-04 Financial Plan depends in part on the implementation of a fiscal management plan to maintain budget balance in the current fiscal year. The plan currently under development by DOB is expected to contain a range of actions that can be implemented administratively, as well as proposals that may require legislative approval. The fiscal management plan will also integrate savings from the Federal aid package enacted by Congress on May 23, 2003. DOB estimates the Federal package will provide the State and localities a total of $2.1 billion in fiscal relief over the next two State fiscal years, consisting of a temporary 2.95% increase in the Federal matching rate for State Medicaid expenditures (valued at $1.5 billion) and unrestricted aid payments (valued at $645 million). The Federal aid is expected to enhance the State's flexibility in preparing the fiscal management plan and maintaining a balanced budget in the 2003-04 fiscal year. DOB expects to incorporate the fiscal management plan into the Financial Plan projections by the release of the First Quarterly Update to the Financial Plan.

The Executive is reviewing legal questions surrounding certain actions taken by the Legislature in enacting the 2003-04 budget. The State Constitution provides that the Legislature may not alter an appropriation bill submitted by the Governor except to strike out or reduce items, or to add appropriations that are stated separately and distinctly from the original appropriations. A number of court cases have interpreted and clarified the Legislature's powers to act on the appropriations contained in the Executive Budget (see the section entitled "Litigation" for a discussion of two ongoing cases). In light of the provisions of the State Constitution and existing case law, the Executive believes that the Legislature, in enacting changes to the Governor's Executive Budget for 2003-04, may have acted in a manner that violates State constitutional and statutory requirements.

Labor contracts between the State and most State employee unions expired on March 31, 2003 and collective bargaining negotiations are underway on a new round of contracts. The Financial Plan contains no reserves to finance potential new costs related to any new labor agreements. DOB projects that every one percent increase in salaries for all State employees would result in a General Fund Financial Plan cost of approximately $80 million.

DOB expects the State's cash flow position to experience pressure in the first quarter of the 2004-05 fiscal year. A number of administrative options are available to DOB to manage General Fund cash flow needs during any fiscal year. The State is prohibited from issuing seasonal notes in the public credit markets to finance cash flow needs, unless the State satisfies certain restrictive conditions imposed under the Local Government Assistance Corporation ("LGAC") statute and related bond covenants. For a discussion of the LGAC restrictions, see the section entitled "Debt and Other Financing Activities - Local Government Assistance Corporation" in this AIS.

An ongoing risk to the Financial Plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. For example, the Federal government has issued a draft disallowance for certain claims, and deferred the payment of other claims, submitted by school districts related to school supportive health services. It is unclear at this time what impact, if any, such disallowances may have on the State Financial Plan in the current year or in the future. The Financial Plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances. For more information on certain litigation pending against the State, see the section entitled "Litigation" in this AIS.

In the past, the State has taken management actions to address potential financial plan shortfalls, and DOB believes it could take similar actions should adverse variances occur in its projections for the current fiscal year. To help guard against such risks, the State is maintaining a total of $730 million in General Fund reserves, after implementation of the fiscal management plan.

PART C.   OTHER INFORMATION

Item 23.  Exhibits.


          All Exhibits listed below have been previously filed and are incorporated herein by reference, except Exhibits marked with an asterisk (*), which will be filed by amendment.


(a) Articles Supplementary dated May 24, 1999. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(a)(1) Amended and Restated Articles of Incorporation of Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b) Amended and Restated By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(b)(1) Amended By-laws of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(c) Copy of Specimen certificate of Capital Stock for Class D Shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

(d) Management Agreement between the Registrant and J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e) Addendum to Sales/Bank Agreement. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(1) Form of Bank Agreement between Seligman Advisors, Inc. and Banks. (Incorporated by reference to Registrant's Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(e)(2) Distributing Agreement between Registrant and Seligman Advisors, Inc. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(3) Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(e)(4) Form of Amended Sales Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(f) Matched Accumulation Plan of J. & W. Seligman & Co. Incorporated. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(f)(1) Deferred Compensation Plan for Directors. (Incorporated by reference to Exhibit (f) of Post-Effective Amendment No. 1 of the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(g) Custodian Agreement between Registrant and Investors Fiduciary Trust Company. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(h)       Not applicable.

(i) Opinion and Consent of Counsel in respect of Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(i)(1) Opinion and Consent of Counsel. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(j)       *Consent of Independent Auditors.

(j)(1)    *Consent of Colorado Counsel.

(j)(2)    *Consent of Georgia Counsel.

(j)(3)    *Consent of Louisiana Counsel.

(j)(4)    *Consent of Maryland Counsel.

(j)(5)    *Consent of Massachusetts Counsel.

(j)(6)    *Consent of Michigan Counsel.

(j)(7)    *Consent of Minnesota Counsel.

(j)(8)    *Consent of Missouri Counsel.

(j)(9)    *Opinion and Consent of New York Counsel.

(j)(10)   *Consent of Ohio Counsel.

(j)(11)   *Opinion and Consent of Oregon Counsel.

(j)(12)   *Consent of South Carolina Counsel.

(k)       Not applicable.

(l) Form of Purchase Agreement for Initial Capital for Class C shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(l)(1) Purchase Agreement for Initial Capital for Class D shares. (Incorporated by reference to Registrant's Post-Effective Amendment No. 30 filed on January 29, 1997.)

(m) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(m)(1) Amended Administration, Shareholder Services and Distribution Agreement between Seligman Advisors, Inc. and Dealers. (Incorporated by reference to Post-Effective Amendment No. 57 to the Registration Statement of Seligman Capital Fund, Inc. (File No. 811-1886) filed on May 28, 1999.)

(m)(2) Amended Administration, Shareholder Services and Distribution Plan of the Registrant. (Incorporated by reference to Registrant's Post-Effective Amendment No. 39 filed on January 28, 2003.)

(m)(3) Form of Services Agreement between Morgan Stanley Dean Witter and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(3) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(4) Form of Selected Dealer Agreement between Merrill Lynch and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(4) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(5) Form of Services Agreement between Oppenheimer & Co., Inc and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(5) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(6) Form of Services Agreement between Paine Webber Incorporated and Seligman Advisors, Inc. (Incorporated by reference to Exhibit (m)(6) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(7) Form of Services Agreement among Fidelity Brokerage Services, LLC, National Financial Services, LLC, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(7) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(m)(8) *Participation Agreement between Salomon Smith Barney Inc. and Seligman Advisors, Inc.


(m)(9) Form of Services Agreement between Charles Schwab & Co., Inc., the Registrant, Seligman Advisors, Inc. and Seligman Data Corp. (Incorporated by reference to Exhibit (m)(9) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(m)(10) Form of Mutual Fund Dealer Agreement between Seligman Advisors, Inc. and Smith Barney Inc. (Incorporated by reference to Exhibit (m)(10) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)

(n) Rule 18f-3 Plan. Plan of Multiple Classes of Shares (three Classes) pursuant to Rule 18f-3 under the Investment Company Act of 1940. (Incorporated by reference to Registrant's Post-Effective Amendment No. 35 filed on May 28, 1999.)

(p) Code of Ethics of the Registrant and J. & W. Seligman & Co. Incorporated, Seligman Advisors, Inc. and affiliates. (Incorporated by reference to Exhibit (p)(1) of Post-Effective Amendment No. 1 to the Registration Statement of Seligman LaSalle Real Estate Fund Series, Inc. (File No. 811-21365) filed on July 9, 2003.)


(Other Exhibits:)   (a) Power of Attorney for Robert B. Catell. Incorporated by
                    reference to Registrant's Post-Effective Amendment No. 40 filed on January 28, 2004.)


                    (b) Power of Attorney for Leroy C. Richie. (Incorporated by reference to Registrant's Post-Effective Amendment No. 38 filed on January 28, 2002.)

                    (c) Powers of Attorney. (Incorporated by reference to Registrant's Post-Effective Amendment No. 31 filed on January 27, 1998.)

Item 24.  Persons Controlled by or Under Common Control with Registrant. None.

Item 25. Indemnification. Reference is made to the provisions of Articles Twelfth and Thirteenth of Registrant's Amended and Restated Articles of Incorporation filed as Exhibit 24(b)(1) and Article IV of Registrant's Amended and Restated By-laws filed as Exhibit 24(b)(2) to Registrant's Post-Effective Amendment No. 30 to the Registration Statement.

          Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised by the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act as is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26.  Business and Other Connections of Investment Adviser.
          J. & W. Seligman & Co. Incorporated, a Delaware corporation ("Seligman"), is the Registrant's investment manager and is an investment adviser registered under the Investment Advisors Act of 1940, as amended ("Advisors Act"). The list required by this Item 26 of officers and directors of Seligman, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A, C and D of Form ADV, filed by Seligman pursuant to the Advisers Act, as amended (SEC File No. 801-15798) on March 29, 2004.


Item 27.  Principal Underwriters.

(a) The names of each investment company (other than the Registrant) for which each principal underwriter currently distributing securities of the Registrant also acts as a principal underwriter are: Seligman Capital Fund, Inc. Seligman Cash Management Fund, Inc., Seligman Common Stock Fund, Inc., Seligman Communications and Information Fund, Inc., Seligman Frontier Fund, Inc., Seligman Growth Fund, Inc., Seligman Global Fund Series, Inc., Seligman High Income Fund, Inc., Seligman Income and Growth Fund, Inc., Seligman Investment Grade Fixed Income Fund, Inc., Seligman LaSalle Real Estate Fund Series, Inc., Seligman Municipal Series Trust, Seligman New Jersey Municipal Fund, Inc., Seligman Pennsylvania Municipal Fund Series, Seligman Portfolios, Inc., Seligman Time Horizon/Harvester Series, Inc., Seligman Value Fund Series, Inc.

(b) Name of each director, officer or partner of Registrant's principal underwriter named in response to Item 20.


                             Seligman Advisors, Inc.
                             As of October 31, 2004

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ------------------                            ---------------------                       ---------------------
         William C. Morris*                            Chairman of the Board and Director          Chairman of the Board
         Brian T. Zino*                                Director                                    President, Director and
                                                                                                   Chief Executive Officer
         David F. Stein*                               Director                                    None
         Stephen J. Hodgdon*                           President                                   None
         Rodney G.D. Smith*                            Director                                    None
         Charles W. Kadlec*                            Managing Director, Chief Investment         None
                                                       Strategist and Director, High Net Worth
                                                       Marketing
         Richard M. Potocki*                           Managing Director, Director of Sales        None
         Andrew S. Veasy*                              Managing Director, Sales                    None
         Thomas G. Rose*                               Senior Vice President, Finance              Vice President
         James R. Besher*                              Senior Vice President, Divisional           None
                                                       Sales Director
         Gerald I. Cetrulo, III*                       Senior Vice President, Sales                None
         Arthur A. Condron*                            Senior Vice President, Offshore             None
                                                       Sales and Administration
         Jeffrey S. Dean*                              Senior Vice President, Director of          None
                                                       Operations and Business Planning
         Kenneth J. Dougherty*                         Senior Vice President, Sales                None
         Jonathan G. Evans*                            Senior Vice President, Sales                None
         T. Wayne Knowles*                             Senior Vice President, Divisional           None
                                                       Sales Director

                             Seligman Advisors, Inc.
                             As of October 31, 2004

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ----------------                              ----------------                            ---------------
         Fernando Sanchez-Alcazar                      Senior Vice President, Regional             None
         Seligman International, Inc.                  Director, Latin America
         Av. Alicia M. de Justo 1148
         Fourth Floor #407B
         C1107AAX Buenos Aires, Argentina
         Michelle L. McCann-Rappa*                     Senior Vice President, Director             None
                                                       of Marketing
         Ronald W. Pond*                               Senior Vice President, Divisional           None
                                                       Sales Director
         Thomas P. Parnell*                            Senior Vice President, Sales
         J. Jeffery Rold*                              Senior Vice President, Divisional           None
                                                       Sales Director
         Jeffery C. Pleet*                             Senior Vice President, Regional             None
                                                       Retirement Plans Manager
         James C. Taylor*                              Senior Vice President, Sales                None
         Bruce M. Tuckey*                              Senior Vice President, Sales                None
         Mason S. Flinn*                               Senior Vice President, National Sales       None
                                                       Manager of Retirement Plans
         Angela M. Billick*                            Vice President, Marketing Manager           None
                                                       Offshore and Wealth Management
         Marcie L. Blanco*                             Vice President, Retirement                  None
                                                       Plans Marketing Consultant
         Anna R. Brogan*                               Vice President, Regional Retirement         None
                                                       Plans Manager
         Emily H. Calcagno*                            Vice President, National Accounts           None
         Nicole C. Grogan*                             Vice President, Manager, Sales              None
                                                       Administration and Planning
         Peter J. Campagna*                            Vice President, Portfolio Advisory,         None
                                                       Managed Money
         Dina Cutrone*                                 Vice President, Retirement Marketing        None
         Helen Delman*                                 Vice President, Product Manager             None
         Matthew Witschel*                             Vice President, Manager of Internal         None
                                                       Sales
         Steven J. Ralff*                              Vice President, Product Manager             None
         Paula A. Smith*                               Vice President, Product Manager             None
         John T. Szwed*                                Vice President, Product Manager             None
         Gary A. Terpening*                            Vice President, Director of Business        None
                                                       Development
         Edward W. Urban*                              Vice President, Product Manager             None
         Joseph J. Williams, Jr.*                      Vice President, Consulting Services         None
         William DeSanto*                              Vice President, Portfolio Advisory,         None
                                                       Managed Money
         Edward S. Finocchiaro                         Vice President, Regional Sales              None
         120 Screenhouse Lane
         Duxbury, MA  02332
         Brian C. Kelleher                             Vice President, Regional Sales              None
         1925 Chestnut Street, #2
         San Francisco, CA  94123
         Mike Loftus                                   Vice President, Regional Sales              None
         1625 Larimer, Unit 1002
         Denver, CO  80202

                             Seligman Advisors, Inc.
                             As of October 31, 2004

                 (1)                                           (2)                                         (3)
         Name and Principal                            Positions and Offices                       Positions and Offices
         Business Address                              with Underwriter                            with Registrant
         ----------------                              ----------------                            ---------------
         Judith L. Lyon                                Vice President, Regional Sales              None
         7105 Harbour Landing
         Alpharetta, GA  30005
         Leslie A. Mudd                                Vice President, Regional Sales              None
         9234 N. 115th Street
         Scottsdale, AZ  85259
         John H. Perucki                               Vice President, Regional Sales              None
         1307 Old Pond Lane
         Matthew, NC  28105
         Nicholas C. Roberts                           Vice President, Regional Sales              None
         315 Montana Avenue, #305
         Santa Monica, CA  90403
         Frank J. Nasta*                               Corporate Secretary                         Secretary
         James M. Curtis*                              Assistant Corporate Secretary               None
         Paul B. Goucher*                              Assistant Corporate Secretary               None
         Jennifer G. Muzzey*                           Assistant Corporate Secretary               None
         Albert A. Pisano*                             Vice President, Director of Compliance      None
         Katherine J. Shelter*                         Treasurer                                   None
         Julie S. Rosenberg*                           Assistant Treasurer                         None
         Lawrence P. Vogel*                            Assistant Treasurer                         Vice President and
                                                                                                   Treasurer
         Richard C. Dluzniewski*                       Assistant Treasurer                         None
         Sandra G. Floris*                             Assistant Vice President, Order Desk        None
         Keith R. Landry*                              Assistant Vice President, Order Desk        None
         Karen Billias*                                Assistant Vice President, Retirement        None
                                                       Plans Marketing Consultant
         Michael J. Ferry*                             Assistant Vice President, Retirement        None
                                                       Plans Marketing Consultant
         Paula S. Chan*                                Assistant Vice President, Marketing         None
                                                       Specialist
         John Kielmeyer*                               Assistant Vice President, Regional          None
                                                       Sales
         Lisa M. MacDonald*                            Assistant Vice President, Sales             None
                                                       Administration and Planning


* The principal business address of each of these directors and/or officers is 100 Park Avenue, New York, NY 10017.

(c)       Not Applicable.

Item 28. Location of Accounts and Records. The accounts, books and documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are kept in the possession of J. & W. Seligman & Co. Incorporated at its offices at 100 Park Avenue, New York, NY 10017 or at the following locations: (1) State Street Bank and Trust Company, 801 Pennsylvania, Kansas City, MO 64105, custodian of the Registrant's cash and securities and agent performing certain accounting and record-keeping functions relating to portfolio transactions and calculating the net asset value of the Registrant, and (2) Seligman Data Corp., 100 Park Avenue, New York, NY 10017, shareholder service agent, who maintains shareholder records for the Registrant.

Item 29.  Management Services.  Not Applicable.

Item 30.  Undertakings.  Not Applicable.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 41 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 30th day of November, 2004.

                                            SELIGMAN MUNICIPAL FUND SERIES, INC.


                                            By:  /s/ Brian T. Zino
                                                 -------------------------------
                                                      Brian T. Zino, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 41 has been signed below by the following persons in the capacities indicated on November 30, 2004.


Signature                                             Title

/s/Brian T. Zino                       President, Director and Chief Executive
-----------------------------          Officer (Principal Executive Officer)
Brian T. Zino


/s/William C. Morris                   Chairman of the Board and Director
-----------------------------
William C. Morris


/s/Lawrence P. Vogel                   Treasurer (Principal Financial and
-----------------------------          Accounting Officer)
Lawrence P. Vogel

Robert B. Catell, Director       )
John R. Galvin, Director         )
Alice S. Ilchman, Director       )
Frank A. McPherson, Director     )     /s/Brian T. Zino
John E. Merow, Director          )     -------------------------------
Betsy S. Michel, Director        )     Brian T. Zino, Attorney in Fact
Leroy C. Richie, Director        )
Robert L. Shafer, Director       )
James N. Whitson, Director       )

                      SELIGMAN MUNICIPAL FUND SERIES, INC.
                     Post-Effective Amendment No. 41 to the
                       Registration Statement on Form N-1A

                                  EXHIBIT INDEX


          All Exhibits listed above have been previously filed and are incorporated herein by reference, except the Exhibits listed below, which will be filed by amendment.


Form N-1A Item No.     Description
------------------     -----------

Item 23(j)             Consent of Independent Auditors.

Item 23(j)(1)          Consent of Colorado Counsel.

Item 23(j)(2)          Consent of Georgia Counsel.

Item 23(j)(3)          Consent of Louisiana Counsel.

Item 23(j)(4)          Consent of Maryland Counsel.

Item 23(j)(5)          Consent of Massachusetts Counsel.

Item 23(j)(6)          Consent of Michigan Counsel.

Item 23(j)(7)          Consent of Minnesota Counsel.

Item 23(j)(8)          Consent of Missouri Counsel.

Item 23(j)(9)          Opinion and Consent of New York Counsel.

Item 23(j)(10)         Consent of Ohio Counsel.

Item 23(j)(11)         Opinion and Consent of Oregon Counsel.

Item 23(j)(12)         Consent of South Carolina Counsel.

Item 23(m)(8)          Participation Agreement between Salomon Smith Barney Inc.
                       and Seligman Advisors, Inc.